UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07874

JPMorgan Insurance Trust

(Exact name of registrant as specified in charter)

277 Park Avenue

New York, NY 10172

(Address of principal executive offices) (Zip code)

Gregory S. Samuels

277 Park Avenue

New York, NY 10172

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: December 31

Date of reporting period: January 1, 2020 through June 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Semi-Annual Report

JPMorgan Insurance Trust

June 30, 2020 (Unaudited)

JPMorgan Insurance Trust Core Bond Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectuses for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

JULY 28, 2020 (Unaudited)

Dear Shareholders,

While every epoch holds challenges and opportunities, the current year has brought unprecedented challenges that impacted communities both globally and locally. J.P. Morgan Asset Management has directly confronted the challenges of this year, with sensitivity, urgency and a clear vision, serving our shareholders, clients and communities with unwavering commitment.

“J.P. Morgan Asset Management has directly confronted the challenges of this year, with sensitivity, urgency and a clear vision, serving our shareholders, clients and communities with unwavering commitment.” — Andrea L. Lisher

The advent of the COVID-19 pandemic and the ensuing closure of large parts of global, national and local economies also brought severe stress to financial markets. Daily market volatility spiked and yields on U.S. Treasury bonds fell to record lows in March 2020 and by the end of the first quarter of 2020, the value of the S&P 500 Index had declined by 20%. However, the U.S. Federal Reserve, along with other leading central banks, slashed interest rates and unleashed a range of initiatives to seek to ensure liquidity and stability in financial markets. From their lows on March 23, 2020 to the end of the reporting period, the S&P 500 and the Bloomberg Barclays U.S.

Aggregate Index rebounded by 39.3% and 5.0%, respectively, amid accommodative central bank policies, government stimulus programs and global efforts to halt the spread of COVID-19.

Many have faced significant challenges throughout the past year, whether related to the COVID-19 pandemic or the recent acts of racism and discrimination around the world. JPMorgan Chase & Co. has recommitted its firm stance against any form of racism, discrimination, or social injustice. As Brian Lamb, Global Head of Diversity & Inclusion for JPMorgan Chase & Co., recently said, “We are working across the entire firm — being intentional to strengthen our inclusive environment where our employees, customers and partners feel welcomed and valued in the communities where we do business.” To learn more, please visit JPMorgan Chase & Co.’s Diversity & Inclusion web site.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your assets. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Core Bond Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	5.58%
Bloomberg Barclays U.S. Aggregate Index	6.14%

Net Assets as of 6/30/2020	$477,619,285
Duration as of 6/30/2020	6.1 years

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Core Bond Portfolio (the “Portfolio”) seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

HOW DID THE MARKET PERFORM?

U.S. investor sentiment remained positive through January 2020 and weathered a brief flare up in military tension between the U.S. and Iran.

While the S&P 500 reached six new closing highs in February — the last one on February 19 — the final weeks of the month were marked by a broad sell-off of assets and a sharp rise in financial market volatility in reaction to the spread of COVID-19 and the expected economic damage to follow. In early March 2020, the World Health Organization declared COVID-19 a pandemic and as businesses, schools and other institutions across the country began to close, U.S. weekly unemployment claims reached record highs. Yields on U.S. Treasury bonds fell to historic lows and by the end of the first quarter of 2020, the S&P 500 had declined by 20%.

A U.S. government stimulus package, valued at 10% of U.S. gross domestic product, and the U.S. Federal Reserve’s decision to slash interest rates further and restart its quantitative easing asset purchasing program — along with a range of other stimulus programs — provided support for equity markets in the following months. As economies in Asia and Europe, as well as parts of the U.S., began to reopen in the second quarter of 2020, global prices both for equity and fixed income assets rose.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio’s Class 1 shares underperformed the Bloomberg Barclays U.S. Aggregate Index (the “Benchmark”) for the six months ended June 30, 2020.

Relative to the Benchmark, the Portfolio’s underweight allocation to U.S. Treasury bonds and its security selection in mortgage-backed securities and asset-backed securities were leading detractors from performance.

The Portfolio’s longer overall duration, its overweight position in the 5-10 year portion of the yield curve and its underweight position in the 20-plus year portion of the yield curve contributed to relative performance. Generally, bonds with longer duration will experience a greater increase in price as interest rates fall versus bonds with shorter duration. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time. The Portfolio’s underweight allocation to corporate credit for most of the period, which was among the worst performing fixed-income sectors, also contributed to relative performance.

HOW WAS THE PORTFOLIO POSITIONED?

The Portfolio’s primary strategy was to focus on security selection and relative value, which seeks to identify undervalued bonds among individual securities and across market sectors. The portfolio managers used bottom-up fundamental research to construct what they believed to be a portfolio of undervalued fixed income securities.

Relative to the Benchmark, the Portfolio ended the reporting period with an underweight position in U.S. Treasury securities and an overweight position in corporate credit and securitized debt sectors, including asset-backed, commercial-backed and mortgage-backed securities, which include both agency and non-agency debt. The Portfolio was overweight in the intermediate part of the yield curve, underweight in the long end of the yield curve, and held a longer duration posture during the period.

PORTFOLIO COMPOSITION***
Corporate Bonds	24.2%
Mortgage-Backed Securities	21.4
U.S. Treasury Obligations	21.3
Asset-Backed Securities	9.4
Collateralized Mortgage Obligations	6.9
Commercial Mortgage-Backed Securities	4.4
U.S. Government Agency Securities	2.6
Others (each less than 1.0%)	0.4
Short-Term Investments	9.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2020. The Portfolio’s composition is subject to change.

2	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	May 1, 1997	5.58%	7.88%	3.96%	3.88%
CLASS 2 SHARES	August 16, 2006	5.56	7.70	3.71	3.62

*	Not annualized.

TEN YEAR PERFORMANCE (6/30/10 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Core Bond Portfolio and the Bloomberg Barclays U.S. Aggregate Index from June 30, 2010 to June 30, 2020. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg Barclays U.S. Aggregate Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — 25.9%

Aerospace & Defense — 0.5%

Airbus Finance BV (France) 2.70%, 4/17/2023 (a)	32,000	33,170

Airbus SE (France) 3.15%, 4/10/2027 (a)	164,000	169,254

BAE Systems Holdings, Inc. (United Kingdom) 3.80%, 10/7/2024 (a)	45,000	49,417

BAE Systems plc (United Kingdom) 5.80%, 10/11/2041 (a)	51,000	69,204

Boeing Co. (The)

4.51%, 5/1/2023	513,000	541,682

4.88%, 5/1/2025	125,000	136,107

5.15%, 5/1/2030	190,000	211,980

5.71%, 5/1/2040	175,000	197,912

L3Harris Technologies, Inc. 3.83%, 4/27/2025	60,000	66,963

Lockheed Martin Corp. 4.50%, 5/15/2036	70,000	90,880

Northrop Grumman Corp.

3.20%, 2/1/2027	76,000	84,197

3.25%, 1/15/2028	50,000	55,863

5.15%, 5/1/2040	140,000	186,305

Precision Castparts Corp. 3.25%, 6/15/2025	30,000	33,333

Raytheon Technologies Corp.

3.20%, 3/15/2024 (a)	28,000	30,122

4.50%, 6/1/2042	80,000	99,058

4.15%, 5/15/2045	25,000	29,848

3.75%, 11/1/2046	80,000	91,504

4.35%, 4/15/2047 (a)	90,000	109,775

4.63%, 11/16/2048	113,000	146,321

		2,432,895

Airlines — 0.1%

American Airlines Pass-Through Trust Series 2019-1, Class A Shares, 3.50%, 2/15/2032	270,766	224,909

Continental Airlines Pass-Through Trust Series 2012-2, Class A Shares, 4.00%, 10/29/2024	16,863	15,384

		240,293

Automobiles — 0.0% (b)

BMW US Capital LLC (Germany) 2.25%, 9/15/2023 (a)	45,000	46,633

Banks — 5.2%

ABN AMRO Bank NV (Netherlands) 4.75%, 7/28/2025 (a)	200,000	220,416

AIB Group plc (Ireland) (ICE LIBOR USD 3 Month + 1.87%), 4.26%, 4/10/2025 (a) (c)	250,000	266,342

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Banks — continued

ANZ New Zealand Int’l Ltd. (New Zealand)

3.45%, 1/21/2028 (a)	200,000	227,447

2.55%, 2/13/2030 (a)	200,000	214,157

ASB Bank Ltd. (New Zealand) 3.13%, 5/23/2024 (a)	230,000	246,721

Banco Santander SA (Spain) 2.75%, 5/28/2025	200,000	207,164

Bank of America Corp.

(ICE LIBOR USD 3 Month + 1.16%), 3.12%, 1/20/2023 (c)	100,000	103,579

(ICE LIBOR USD 3 Month + 0.79%), 3.00%, 12/20/2023 (c)	26,000	27,346

4.00%, 1/22/2025	114,000	125,817

Series L, 3.95%, 4/21/2025	92,000	101,799

(ICE LIBOR USD 3 Month + 0.81%), 3.37%, 1/23/2026 (c)	100,000	109,219

4.45%, 3/3/2026	69,000	79,226

3.25%, 10/21/2027	514,000	566,877

(ICE LIBOR USD 3 Month + 1.51%), 3.71%, 4/24/2028 (c)	260,000	293,844

(ICE LIBOR USD 3 Month + 1.04%), 3.42%, 12/20/2028 (c)	408,000	454,365

(ICE LIBOR USD 3 Month + 1.07%), 3.97%, 3/5/2029 (c)	280,000	320,727

(ICE LIBOR USD 3 Month + 0.99%), 2.50%, 2/13/2031 (c)	525,000	550,299

(SOFR + 2.15%), 2.59%, 4/29/2031 (c)	313,000	331,076

(SOFR + 1.93%), 2.68%, 6/19/2041 (c)	368,000	377,895

Bank of Montreal (Canada)

1.85%, 5/1/2025	200,000	207,059

(USD Swap Semi 5 Year + 1.43%), 3.80%, 12/15/2032 (c)	47,000	50,587

Bank of Nova Scotia (The) (Canada)

1.63%, 5/1/2023	680,000	696,055

4.50%, 12/16/2025	25,000	28,405

Banque Federative du Credit Mutuel SA (France) 2.38%, 11/21/2024 (a)	254,000	267,688

Barclays plc (United Kingdom)

3.65%, 3/16/2025	200,000	216,822

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.90%), 2.64%, 6/24/2031 (c)	440,000	436,946

BNP Paribas SA (France)

3.50%, 3/1/2023 (a)	200,000	211,695

(SOFR + 2.07%), 2.22%, 6/9/2026 (a) (c)	325,000	332,033

(SOFR + 1.51%), 3.05%, 1/13/2031 (a) (c)	320,000	336,622

SEE NOTES TO FINANCIAL STATEMENTS.

4	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued

Banks — continued

BNZ International Funding Ltd. (New Zealand) 2.90%, 2/21/2022 (a)	250,000	258,898

Citigroup, Inc.

2.90%, 12/8/2021	100,000	103,056

2.75%, 4/25/2022	200,000	207,334

(ICE LIBOR USD 3 Month + 0.72%), 3.14%, 1/24/2023 (c)	74,000	76,532

(ICE LIBOR USD 3 Month + 0.90%), 3.35%, 4/24/2025 (c)	90,000	97,241

4.40%, 6/10/2025	78,000	87,349

(SOFR + 2.75%), 3.11%, 4/8/2026 (c)	380,000	407,419

3.40%, 5/1/2026	75,000	83,161

4.45%, 9/29/2027	210,000	239,315

(ICE LIBOR USD 3 Month + 1.39%), 3.67%, 7/24/2028 (c)	250,000	278,683

(ICE LIBOR USD 3 Month + 1.34%), 3.98%, 3/20/2030 (c)	220,000	252,180

(ICE LIBOR USD 3 Month + 1.17%), 3.88%, 1/24/2039 (c)	50,000	58,155

8.13%, 7/15/2039	56,000	96,954

Citizens Financial Group, Inc.

2.38%, 7/28/2021	24,000	24,304

2.85%, 7/27/2026	200,000	216,443

Comerica, Inc. 4.00%, 2/1/2029	150,000	168,507

Commonwealth Bank of Australia (Australia)

2.00%, 9/6/2021 (a)	200,000	203,735

3.45%, 3/16/2023 (a)	80,000	86,021

2.85%, 5/18/2026 (a)	80,000	87,620

Cooperatieve Rabobank UA (Netherlands) 3.75%, 7/21/2026	450,000	494,658

Credit Agricole SA (France)

3.75%, 4/24/2023 (a)	250,000	267,534

(SOFRINDX + 1.68%), 1.91%, 6/16/2026 (a) (c)	400,000	405,500

Credit Suisse Group Funding Guernsey Ltd. (Switzerland)

3.80%, 6/9/2023	350,000	376,880

3.75%, 3/26/2025	250,000	275,543

Danske Bank A/S (Denmark) 2.00%, 9/8/2021 (a)	200,000	203,068

Fifth Third Bancorp 3.65%, 1/25/2024	90,000	98,171

HSBC Holdings plc (United Kingdom)

2.65%, 1/5/2022	400,000	412,368

(ICE LIBOR USD 3 Month + 0.99%), 3.95%, 5/18/2024 (c)	229,000	246,107

4.38%, 11/23/2026	200,000	221,496

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Banks — continued

6.50%, 9/15/2037	250,000	338,905

6.10%, 1/14/2042	120,000	170,690

Huntington Bancshares, Inc. 2.55%, 2/4/2030	315,000	325,548

ING Groep NV (Netherlands)

4.10%, 10/2/2023	200,000	219,350

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 1.00%, 7/1/2026 (a) (c)	210,000	210,490

3.95%, 3/29/2027	200,000	230,140

KeyCorp 4.15%, 10/29/2025	65,000	74,525

Lloyds Banking Group plc (United Kingdom)

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 1.33%, 6/15/2023 (c)	200,000	201,172

4.58%, 12/10/2025	200,000	221,965

Mitsubishi UFJ Financial Group, Inc. (Japan)

3.00%, 2/22/2022	38,000	39,375

2.67%, 7/25/2022	80,000	83,085

3.76%, 7/26/2023	172,000	186,780

3.41%, 3/7/2024	170,000	183,558

2.19%, 2/25/2025	200,000	206,661

3.75%, 7/18/2039	265,000	300,679

Mizuho Financial Group, Inc. (Japan) (ICE LIBOR USD 3 Month + 1.31%), 2.87%, 9/13/2030 (c)	220,000	232,248

National Australia Bank Ltd. (Australia)

3.38%, 1/14/2026	300,000	336,421

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.88%), 3.93%, 8/2/2034 (a) (c)	440,000	479,432

NatWest Markets plc (United Kingdom) 3.63%, 9/29/2022 (a)	315,000	330,141

Regions Financial Corp.

2.75%, 8/14/2022	27,000	28,121

3.80%, 8/14/2023	27,000	29,362

Royal Bank of Canada (Canada)

2.75%, 2/1/2022	66,000	68,472

3.70%, 10/5/2023	300,000	327,773

4.65%, 1/27/2026	30,000	34,931

Royal Bank of Scotland Group plc (United Kingdom)

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.55%), 3.07%, 5/22/2028 (c)	440,000	461,863

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.10%), 3.75%, 11/1/2029 (c)	200,000	207,287

(ICE LIBOR USD 3 Month + 1.87%), 4.44%, 5/8/2030 (c)	200,000	232,149

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued

Banks — continued

Societe Generale SA (France)

3.88%, 3/28/2024 (a)	380,000	406,004

3.00%, 1/22/2030 (a)	331,000	336,629

Standard Chartered plc (United Kingdom)

(ICE LIBOR USD 3 Month + 1.15%), 4.25%, 1/20/2023 (a) (c)	220,000	228,382

(ICE LIBOR USD 3 Month + 1.91%), 4.30%, 5/21/2030 (a) (c)	200,000	220,273

Sumitomo Mitsui Financial Group, Inc. (Japan)

2.44%, 10/19/2021	45,000	46,088

2.85%, 1/11/2022	130,000	134,330

2.78%, 10/18/2022	82,000	85,708

3.10%, 1/17/2023	55,000	58,166

3.94%, 10/16/2023	300,000	329,629

3.01%, 10/19/2026	25,000	27,310

3.04%, 7/16/2029	345,000	371,762

Toronto-Dominion Bank (The) (Canada) 3.25%, 3/11/2024	140,000	152,465

Truist Financial Corp.

2.70%, 1/27/2022	91,000	93,859

1.95%, 6/5/2030	140,000	142,088

US Bancorp

3.38%, 2/5/2024	120,000	131,160

7.50%, 6/1/2026	100,000	130,431

Wells Fargo & Co.

3.07%, 1/24/2023	245,000	253,777

3.75%, 1/24/2024	105,000	114,728

3.30%, 9/9/2024	80,000	87,455

(ICE LIBOR USD 3 Month + 0.83%), 2.41%, 10/30/2025 (c)	300,000	312,299

3.00%, 4/22/2026	284,000	310,129

(SOFR + 2.00%), 2.19%, 4/30/2026 (c)	100,000	103,397

4.10%, 6/3/2026	24,000	27,052

(ICE LIBOR USD 3 Month + 1.17%), 3.20%, 6/17/2027 (c)	470,000	509,619

(SOFR + 2.53%), 3.07%, 4/30/2041 (c)	255,000	265,335

5.38%, 11/2/2043	200,000	271,552

4.40%, 6/14/2046	47,000	56,802

4.75%, 12/7/2046	53,000	67,750

Westpac Banking Corp. (Australia)

2.85%, 5/13/2026	100,000	110,073

(USD ICE Swap Rate 5 Year + 2.24%), 4.32%, 11/23/2031 (c)	140,000	155,349

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Banks — continued

4.42%, 7/24/2039	100,000	118,048

		25,061,232

Beverages — 0.9%

Anheuser-Busch Cos. LLC (Belgium)

4.70%, 2/1/2036	571,000	673,168

4.90%, 2/1/2046	260,000	318,014

Anheuser-Busch InBev Finance, Inc. (Belgium) 4.70%, 2/1/2036	120,000	138,456

Anheuser-Busch InBev Worldwide, Inc. (Belgium)

3.50%, 6/1/2030	145,000	163,004

4.38%, 4/15/2038	150,000	172,267

4.35%, 6/1/2040	225,000	256,225

4.44%, 10/6/2048	130,000	149,702

4.50%, 6/1/2050	295,000	351,755

4.75%, 4/15/2058	95,000	114,670

4.60%, 6/1/2060	105,000	125,520

Coca-Cola Femsa SAB de CV (Mexico) 2.75%, 1/22/2030	155,000	162,072

Constellation Brands, Inc.

4.40%, 11/15/2025	50,000	57,793

2.88%, 5/1/2030	420,000	444,912

5.25%, 11/15/2048	25,000	32,782

Diageo Capital plc (United Kingdom)

1.38%, 9/29/2025	350,000	356,076

2.00%, 4/29/2030	350,000	362,135

Fomento Economico Mexicano SAB de CV (Mexico) 3.50%, 1/16/2050	260,000	267,790

Keurig Dr Pepper, Inc.

3.13%, 12/15/2023	100,000	107,509

4.42%, 5/25/2025	30,000	34,591

3.43%, 6/15/2027	20,000	22,052

4.99%, 5/25/2038	43,000	54,994

4.42%, 12/15/2046	64,000	76,210

5.09%, 5/25/2048	60,000	79,087

		4,520,784

Biotechnology — 0.5%

AbbVie, Inc.

3.38%, 9/15/2020 (a)	43,000	43,267

3.45%, 3/15/2022 (a)	52,000	54,023

2.80%, 3/15/2023 (a)	100,000	103,767

3.85%, 6/15/2024 (a)	42,000	46,120

3.20%, 11/21/2029 (a)	516,000	573,843

4.50%, 5/14/2035	100,000	123,330

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued

Biotechnology — continued

4.05%, 11/21/2039 (a)	510,000	591,502

4.40%, 11/6/2042	370,000	446,087

4.85%, 6/15/2044 (a)	200,000	249,342

Amgen, Inc. 2.20%, 2/21/2027	120,000	126,536

Baxalta, Inc.

3.60%, 6/23/2022	7,000	7,371

5.25%, 6/23/2045	3,000	4,069

Biogen, Inc.

2.25%, 5/1/2030	154,000	155,409

3.15%, 5/1/2050	75,000	72,208

		2,596,874

Building Products — 0.0% (b)

Masco Corp. 6.50%, 8/15/2032	80,000	97,187

Capital Markets — 2.1%

Bank of New York Mellon Corp. (The)

(ICE LIBOR USD 3 Month + 0.63%), 2.66%, 5/16/2023 (c)	138,000	142,903

3.25%, 9/11/2024	100,000	109,818

BlackRock, Inc. 1.90%, 1/28/2031	420,000	429,094

Blackstone Holdings Finance Co. LLC 4.45%, 7/15/2045 (a)	21,000	24,302

Brookfield Finance, Inc. (Canada)

3.90%, 1/25/2028	55,000	60,363

4.85%, 3/29/2029	54,000	63,548

4.70%, 9/20/2047	44,000	50,688

Charles Schwab Corp. (The) 3.20%, 3/2/2027	100,000	111,616

CME Group, Inc. 3.00%, 3/15/2025	97,000	107,083

Credit Suisse Group AG (Switzerland)

(SOFR + 1.56%), 2.59%, 9/11/2025 (a) (c)	250,000	258,545

(SOFR + 2.04%), 2.19%, 6/5/2026 (a) (c)	250,000	253,124

Daiwa Securities Group, Inc. (Japan) 3.13%, 4/19/2022 (a)	49,000	50,486

Deutsche Bank AG (Germany)

4.25%, 10/14/2021	100,000	102,614

3.30%, 11/16/2022	100,000	102,284

Goldman Sachs Group, Inc. (The)

(ICE LIBOR USD 3 Month + 0.82%), 2.88%, 10/31/2022 (c)	100,000	102,524

(ICE LIBOR USD 3 Month + 1.05%), 2.91%, 6/5/2023 (c)	598,000	619,930

(ICE LIBOR USD 3 Month + 0.99%), 2.90%, 7/24/2023 (c)	213,000	221,371

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Capital Markets — continued

3.50%, 1/23/2025	100,000	108,866

(ICE LIBOR USD 3 Month + 1.20%), 3.27%, 9/29/2025 (c)	137,000	147,694

4.25%, 10/21/2025	105,000	118,333

3.50%, 11/16/2026	142,000	156,166

3.85%, 1/26/2027	45,000	50,761

(ICE LIBOR USD 3 Month + 1.51%), 3.69%, 6/5/2028 (c)	209,000	234,083

2.60%, 2/7/2030	400,000	417,581

6.75%, 10/1/2037	80,000	115,356

(ICE LIBOR USD 3 Month + 1.43%), 4.41%, 4/23/2039 (c)	215,000	262,190

4.75%, 10/21/2045	400,000	524,393

Intercontinental Exchange, Inc. 4.00%, 10/15/2023	59,000	65,453

Invesco Finance plc

4.00%, 1/30/2024	29,000	31,554

3.75%, 1/15/2026	36,000	39,419

Jefferies Group LLC 6.45%, 6/8/2027	81,000	95,036

Macquarie Bank Ltd. (Australia) 4.00%, 7/29/2025 (a)	100,000	112,784

Macquarie Group Ltd. (Australia)

(ICE LIBOR USD 3 Month + 1.37%), 3.76%, 11/28/2028 (a) (c)	145,000	156,222

(ICE LIBOR USD 3 Month + 1.75%), 5.03%, 1/15/2030 (a) (c)	220,000	260,518

Morgan Stanley

5.50%, 7/28/2021	35,000	36,856

2.63%, 11/17/2021	170,000	174,671

2.75%, 5/19/2022	100,000	103,968

3.75%, 2/25/2023	142,000	153,326

4.10%, 5/22/2023	100,000	108,079

(ICE LIBOR USD 3 Month + 0.85%), 3.74%, 4/24/2024 (c)	225,000	242,564

3.70%, 10/23/2024	69,000	76,531

4.00%, 7/23/2025	276,000	312,926

5.00%, 11/24/2025	70,000	81,761

3.88%, 1/27/2026	341,000	385,741

(SOFR + 1.99%), 2.19%, 4/28/2026 (c)	655,000	681,207

4.35%, 9/8/2026	20,000	23,063

3.63%, 1/20/2027	159,000	179,487

(ICE LIBOR USD 3 Month + 1.34%), 3.59%, 7/22/2028 (c)	222,000	249,667

(ICE LIBOR USD 3 Month + 1.14%), 3.77%, 1/24/2029 (c)	96,000	109,275

4.30%, 1/27/2045	85,000	106,932

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued

Capital Markets — continued

Nomura Holdings, Inc. (Japan) 2.65%, 1/16/2025	212,000	221,093

Northern Trust Corp.

1.95%, 5/1/2030	375,000	385,476

(ICE LIBOR USD 3 Month + 1.13%), 3.38%, 5/8/2032 (c)	29,000	31,069

Nuveen LLC 4.00%, 11/1/2028 (a)	160,000	189,162

S&P Global, Inc. 3.25%, 12/1/2049	150,000	164,833

State Street Corp. 3.10%, 5/15/2023	24,000	25,795

TD Ameritrade Holding Corp. 2.95%, 4/1/2022	17,000	17,687

UBS AG (Switzerland) 1.75%, 4/21/2022 (a)	200,000	203,776

UBS Group AG (Switzerland) 4.13%, 9/24/2025 (a)	200,000	226,691

		10,198,338

Chemicals — 0.7%

Air Products and Chemicals, Inc.

1.85%, 5/15/2027	310,000	324,759

2.80%, 5/15/2050	180,000	190,765

Albemarle Corp. 5.45%, 12/1/2044	50,000	52,529

Celanese US Holdings LLC 3.50%, 5/8/2024	151,000	159,394

Chevron Phillips Chemical Co. LLC 5.13%, 4/1/2025 (a)	485,000	555,905

Dow Chemical Co. (The) 4.55%, 11/30/2025	200,000	228,005

DuPont de Nemours, Inc. 5.32%, 11/15/2038	595,000	750,925

Eastman Chemical Co. 4.50%, 12/1/2028	220,000	252,717

Ecolab, Inc. 3.25%, 1/14/2023	90,000	95,572

International Flavors & Fragrances, Inc.

4.45%, 9/26/2028	45,000	51,199

5.00%, 9/26/2048	52,000	60,645

Nutrien Ltd. (Canada)

4.00%, 12/15/2026	70,000	79,147

4.20%, 4/1/2029	25,000	29,005

4.13%, 3/15/2035	90,000	101,005

5.00%, 4/1/2049	40,000	51,513

Sherwin-Williams Co. (The) 3.13%, 6/1/2024	29,000	31,159

Union Carbide Corp.

7.50%, 6/1/2025	100,000	121,046

7.75%, 10/1/2096	80,000	102,709

		3,237,999

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Commercial Services & Supplies — 0.1%

Brambles USA, Inc. (Australia) 4.13%, 10/23/2025 (a)	70,000	76,461

Ford Foundation (The) Series 2020, 2.82%, 6/1/2070	90,000	93,277

Waste Management, Inc. 3.45%, 6/15/2029	70,000	72,432

		242,170

Construction Materials — 0.0% (b)

Martin Marietta Materials, Inc.

3.45%, 6/1/2027	52,000	55,952

3.50%, 12/15/2027	100,000	110,099

		166,051

Consumer Finance — 0.5%

AerCap Ireland Capital DAC (Ireland)

4.45%, 12/16/2021	150,000	151,491

4.50%, 9/15/2023	410,000	410,048

6.50%, 7/15/2025	150,000	157,145

4.45%, 4/3/2026	150,000	142,163

American Express Co. 4.20%, 11/6/2025	150,000	174,508

American Express Credit Corp. 2.25%, 5/5/2021	73,000	74,003

American Honda Finance Corp. 2.30%, 9/9/2026	17,000	18,078

Avolon Holdings Funding Ltd. (Ireland)

2.88%, 2/15/2025 (a)	194,000	162,796

4.38%, 5/1/2026 (a)	150,000	126,125

Capital One Financial Corp.

3.75%, 4/24/2024	130,000	140,861

4.20%, 10/29/2025	40,000	44,387

3.75%, 7/28/2026	196,000	213,876

John Deere Capital Corp. 2.25%, 9/14/2026	125,000	135,200

Park Aerospace Holdings Ltd. (Ireland)

5.25%, 8/15/2022 (a)	300,000	281,613

4.50%, 3/15/2023 (a)	400,000	364,926

		2,597,220

Containers & Packaging — 0.1%

Packaging Corp. of America 4.05%, 12/15/2049	155,000	184,910

WRKCo, Inc.

3.00%, 9/15/2024	80,000	85,063

3.90%, 6/1/2028	35,000	38,719

		308,692

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued

Diversified Consumer Services — 0.1%

Emory University Series 2020, 2.14%, 9/1/2030	240,000	249,763

Pepperdine University Series 2020, 3.30%, 12/1/2059	110,000	112,910

President and Fellows of Harvard College 3.30%, 7/15/2056	86,000	104,431

University of Southern California Series A, 3.23%, 10/1/2120	110,000	114,304

		581,408

Diversified Financial Services — 0.3%

AIG Global Funding 1.90%, 10/6/2021 (a)	100,000	101,809

CK Hutchison International 16 Ltd. (United Kingdom) 1.88%, 10/3/2021 (a)	200,000	201,062

GE Capital International Funding Co. Unlimited Co. 4.42%, 11/15/2035	600,000	609,148

GTP Acquisition Partners I LLC 3.48%, 6/16/2025 (a)	67,000	70,177

Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan) 2.65%, 9/19/2022 (a)	200,000	205,246

National Rural Utilities Cooperative Finance Corp. 2.95%, 2/7/2024	44,000	47,086

ORIX Corp. (Japan)

2.90%, 7/18/2022	40,000	41,381

3.25%, 12/4/2024	100,000	107,871

3.70%, 7/18/2027	100,000	111,200

		1,494,980

Diversified Telecommunication Services — 0.7%

AT&T, Inc.

3.55%, 6/1/2024	155,000	169,438

3.95%, 1/15/2025	66,000	73,788

3.60%, 7/15/2025	45,000	49,978

2.30%, 6/1/2027	520,000	536,876

4.30%, 2/15/2030	178,000	207,959

4.90%, 8/15/2037	230,000	275,506

6.00%, 8/15/2040	125,000	168,100

3.50%, 6/1/2041	154,000	161,728

Deutsche Telekom International Finance BV (Germany) 4.88%, 3/6/2042 (a)	150,000	193,830

Telefonica Emisiones SA (Spain) 5.46%, 2/16/2021	19,000	19,561

Verizon Communications, Inc.

2.63%, 8/15/2026	12,000	13,057

3.88%, 2/8/2029	75,000	88,757

4.02%, 12/3/2029	50,000	59,767

3.15%, 3/22/2030	140,000	158,246

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Diversified Telecommunication Services — continued

4.50%, 8/10/2033	125,000	155,660

4.40%, 11/1/2034	209,000	259,702

4.27%, 1/15/2036	85,000	105,234

5.25%, 3/16/2037	69,000	93,384

4.86%, 8/21/2046	134,000	182,160

4.67%, 3/15/2055	340,000	461,973

		3,434,704

Electric Utilities — 1.6%

AEP Transmission Co. LLC 3.15%, 9/15/2049	35,000	37,655

Alabama Power Co. 6.13%, 5/15/2038	62,000	89,204

Avangrid, Inc. 3.15%, 12/1/2024	72,000	77,731

Baltimore Gas and Electric Co.

3.50%, 8/15/2046	47,000	52,647

2.90%, 6/15/2050	110,000	112,192

CenterPoint Energy Houston Electric LLC

3.95%, 3/1/2048	10,000	12,121

Series AD, 2.90%, 7/1/2050	200,000	208,235

China Southern Power Grid International Finance BVI Co. Ltd. (China) 3.50%, 5/8/2027 (a)	200,000	219,250

Cleveland Electric Illuminating Co. (The)

3.50%, 4/1/2028 (a)	95,000	104,046

4.55%, 11/15/2030 (a)	65,000	79,164

Commonwealth Edison Co. 3.65%, 6/15/2046	30,000	35,133

Duke Energy Corp.

2.65%, 9/1/2026	100,000	108,417

3.40%, 6/15/2029	61,000	68,565

Duke Energy Indiana LLC 3.75%, 5/15/2046	60,000	69,641

Duke Energy Ohio, Inc. 3.70%, 6/15/2046	46,000	53,477

Duke Energy Progress LLC 3.70%, 10/15/2046	54,000	63,079

Duquesne Light Holdings, Inc. 3.62%, 8/1/2027 (a)	160,000	163,191

Edison International

3.55%, 11/15/2024	284,000	299,871

4.13%, 3/15/2028	100,000	105,748

Emera US Finance LP (Canada) 4.75%, 6/15/2046	130,000	154,083

Enel Finance International NV (Italy) 3.63%, 5/25/2027 (a)	220,000	240,154

Entergy Arkansas LLC 3.50%, 4/1/2026	22,000	24,759

Entergy Corp. 2.95%, 9/1/2026	21,000	23,173

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	9

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued

Electric Utilities — continued

Entergy Louisiana LLC

2.40%, 10/1/2026	59,000	63,228

3.05%, 6/1/2031	38,000	42,058

4.00%, 3/15/2033	40,000	49,121

Entergy Mississippi LLC 3.85%, 6/1/2049	135,000	161,188

Evergy Metro, Inc.

3.15%, 3/15/2023	24,000	25,381

5.30%, 10/1/2041	50,000	66,681

4.20%, 3/15/2048	50,000	62,404

Evergy, Inc. 2.90%, 9/15/2029	170,000	182,126

FirstEnergy Corp.

2.65%, 3/1/2030	280,000	292,186

Series C, 4.85%, 7/15/2047	26,000	32,936

Series C, 3.40%, 3/1/2050	265,000	282,536

Florida Power & Light Co. 5.40%, 9/1/2035	50,000	70,468

Fortis, Inc. (Canada) 3.06%, 10/4/2026	124,000	133,794

Hydro-Quebec (Canada) Series IO, 8.05%, 7/7/2024	100,000	127,908

Interstate Power and Light Co. 2.30%, 6/1/2030	315,000	321,628

ITC Holdings Corp.

2.70%, 11/15/2022	100,000	104,254

2.95%, 5/14/2030 (a)	100,000	106,122

Jersey Central Power & Light Co.

4.30%, 1/15/2026 (a)	40,000	46,252

6.15%, 6/1/2037	30,000	38,575

Massachusetts Electric Co. 4.00%, 8/15/2046 (a)	56,000	63,685

MidAmerican Energy Co. 3.50%, 10/15/2024	59,000	65,498

Mid-Atlantic Interstate Transmission LLC 4.10%, 5/15/2028 (a)	40,000	45,590

Nevada Power Co. Series CC, 3.70%, 5/1/2029	100,000	115,852

New England Power Co. (United Kingdom) 3.80%, 12/5/2047 (a)	45,000	51,924

NextEra Energy Capital Holdings, Inc. 3.55%, 5/1/2027	27,000	30,608

Niagara Mohawk Power Corp.

3.51%, 10/1/2024 (a)	19,000	20,860

1.96%, 6/27/2030 (a)	250,000	252,457

NRG Energy, Inc. 4.45%, 6/15/2029 (a)	110,000	115,781

Oncor Electric Delivery Co. LLC

5.75%, 3/15/2029	25,000	32,791

3.10%, 9/15/2049	215,000	236,920

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Electric Utilities — continued

Pacific Gas and Electric Co.

1.75%, 6/16/2022	320,000	320,499

4.00%, 12/1/2046	230,000	242,075

PECO Energy Co. 2.80%, 6/15/2050	100,000	103,184

Pennsylvania Electric Co. 3.25%, 3/15/2028 (a)	19,000	20,650

Potomac Electric Power Co. 6.50%, 11/15/2037	75,000	112,040

PPL Capital Funding, Inc.

3.40%, 6/1/2023	30,000	31,764

4.00%, 9/15/2047	20,000	21,574

Progress Energy, Inc. 4.40%, 1/15/2021	35,000	35,399

Public Service Co. of Colorado 3.20%, 11/15/2020	18,000	18,010

Public Service Co. of Oklahoma Series G, 6.63%, 11/15/2037	175,000	238,747

Public Service Electric and Gas Co.

3.00%, 5/15/2025	83,000	90,738

5.38%, 11/1/2039	28,000	38,926

Southern California Edison Co.

Series C, 3.50%, 10/1/2023	53,000	56,901

Series B, 3.65%, 3/1/2028	80,000	89,779

Series 05-B, 5.55%, 1/15/2036	80,000	100,537

4.05%, 3/15/2042	100,000	113,948

Tampa Electric Co. 4.45%, 6/15/2049	100,000	127,017

Toledo Edison Co. (The) 6.15%, 5/15/2037	50,000	71,569

Union Electric Co. 2.95%, 6/15/2027	36,000	39,555

Virginia Electric and Power Co.

6.35%, 11/30/2037	70,000	101,771

3.30%, 12/1/2049	50,000	55,464

		7,672,495

Electronic Equipment, Instruments & Components — 0.1%

Arrow Electronics, Inc.

4.50%, 3/1/2023	8,000	8,495

3.25%, 9/8/2024	44,000	46,642

3.88%, 1/12/2028	22,000	23,051

Corning, Inc.

5.35%, 11/15/2048	110,000	145,252

3.90%, 11/15/2049	174,000	188,849

		412,289

Energy Equipment & Services — 0.2%

Baker Hughes a GE Co. LLC

3.14%, 11/7/2029	180,000	188,181

4.49%, 5/1/2030	115,000	132,361

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued

Energy Equipment & Services — continued

Baker Hughes Holdings LLC 5.13%, 9/15/2040	40,000	48,174

Halliburton Co.

3.80%, 11/15/2025	4,000	4,332

4.85%, 11/15/2035	30,000	31,552

6.70%, 9/15/2038	60,000	71,131

National Oilwell Varco, Inc. 3.60%, 12/1/2029	200,000	195,662

Schlumberger Holdings Corp.

3.75%, 5/1/2024 (a)	55,000	59,207

3.90%, 5/17/2028 (a)	62,000	66,898

		797,498

Entertainment — 0.1%

NBCUniversal Media LLC 5.95%, 4/1/2041	75,000	111,266

Walt Disney Co. (The) 7.30%, 4/30/2028	150,000	208,284

		319,550

Equity Real Estate Investment Trusts (REITs) — 1.0%

Alexandria Real Estate Equities, Inc.

3.80%, 4/15/2026	23,000	25,801

4.00%, 2/1/2050	125,000	152,559

American Campus Communities Operating Partnership LP

3.63%, 11/15/2027	100,000	102,714

2.85%, 2/1/2030	190,000	183,475

American Tower Corp.

5.00%, 2/15/2024	71,000	80,839

3.38%, 10/15/2026	44,000	48,937

2.90%, 1/15/2030	30,000	32,013

2.10%, 6/15/2030	150,000	150,312

3.70%, 10/15/2049	230,000	251,995

American Tower Trust #1

3.07%, 3/15/2023 (a)	80,000	81,853

3.65%, 3/23/2028 (a)	160,000	172,723

Boston Properties LP

3.13%, 9/1/2023	30,000	31,786

3.20%, 1/15/2025	61,000	65,659

3.65%, 2/1/2026	67,000	74,209

Brixmor Operating Partnership LP

3.65%, 6/15/2024	50,000	51,801

3.85%, 2/1/2025	50,000	51,634

Crown Castle International Corp.

4.88%, 4/15/2022	30,000	32,050

5.25%, 1/15/2023	60,000	66,765

4.00%, 3/1/2027	24,000	27,274

2.25%, 1/15/2031	295,000	297,129

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Equity Real Estate Investment Trusts (REITs) — continued

Digital Realty Trust LP 3.70%, 8/15/2027	31,000	35,359

Duke Realty LP

3.25%, 6/30/2026	18,000	19,739

2.88%, 11/15/2029	95,000	103,605

Essex Portfolio LP 2.65%, 3/15/2032	145,000	152,894

GAIF Bond Issuer Pty. Ltd. (Australia) 3.40%, 9/30/2026 (a)	79,000	82,628

Goodman US Finance Three LLC (Australia) 3.70%, 3/15/2028 (a)	43,000	46,492

Healthcare Trust of America Holdings LP 3.10%, 2/15/2030	310,000	312,696

Healthpeak Properties, Inc.

3.88%, 8/15/2024	115,000	126,402

3.50%, 7/15/2029	132,000	143,729

3.00%, 1/15/2030	90,000	94,149

Life Storage LP 4.00%, 6/15/2029	150,000	166,066

National Retail Properties, Inc.

3.60%, 12/15/2026	58,000	61,034

4.30%, 10/15/2028	150,000	163,307

Office Properties Income Trust 4.00%, 7/15/2022	78,000	77,697

Prologis LP 3.25%, 10/1/2026	19,000	21,312

Realty Income Corp.

3.88%, 7/15/2024	20,000	21,813

3.88%, 4/15/2025	60,000	66,662

4.65%, 3/15/2047	38,000	47,579

Regency Centers LP 2.95%, 9/15/2029	215,000	218,182

Scentre Group Trust 1 (Australia) 3.50%, 2/12/2025 (a)	170,000	177,059

SITE Centers Corp. 3.63%, 2/1/2025	61,000	61,465

UDR, Inc.

2.95%, 9/1/2026	28,000	29,654

3.20%, 1/15/2030	150,000	163,442

3.00%, 8/15/2031	25,000	26,646

Ventas Realty LP

4.13%, 1/15/2026	34,000	36,486

3.85%, 4/1/2027	49,000	51,265

Vornado Realty LP 3.50%, 1/15/2025	60,000	60,056

Welltower, Inc.

2.70%, 2/15/2027	63,000	65,460

3.10%, 1/15/2030	85,000	88,145

6.50%, 3/15/2041	125,000	158,895

WP Carey, Inc. 4.25%, 10/1/2026	70,000	76,418

		4,937,864

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	11

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued

Food & Staples Retailing — 0.4%

Alimentation Couche-Tard, Inc. (Canada)

2.95%, 1/25/2030 (a)	90,000	93,295

3.80%, 1/25/2050 (a)	230,000	238,324

Costco Wholesale Corp.

2.75%, 5/18/2024	21,000	22,791

1.38%, 6/20/2027	450,000	459,454

CVS Pass-Through Trust

7.51%, 1/10/2032 (a)	70,217	87,497

5.93%, 1/10/2034 (a)	75,843	84,777

Series 2013, 4.70%, 1/10/2036 (a)	161,135	172,375

Kroger Co. (The)

2.20%, 5/1/2030	500,000	519,909

5.40%, 7/15/2040	18,000	22,972

		1,701,394

Food Products — 0.4%

Campbell Soup Co. 4.80%, 3/15/2048	50,000	65,722

Cargill, Inc.

3.25%, 3/1/2023 (a)	25,000	26,669

2.13%, 4/23/2030 (a)	291,000	304,971

Conagra Brands, Inc. 5.30%, 11/1/2038	35,000	45,643

General Mills, Inc.

4.00%, 4/17/2025	60,000	67,884

4.15%, 2/15/2043	100,000	121,483

Kellogg Co. 2.10%, 6/1/2030	140,000	141,798

McCormick & Co., Inc. 2.50%, 4/15/2030	342,000	356,676

Mead Johnson Nutrition Co. (United Kingdom) 4.13%, 11/15/2025	27,000	31,263

Mondelez International, Inc.

1.50%, 5/4/2025	80,000	81,531

2.75%, 4/13/2030	146,000	157,474

Smithfield Foods, Inc. 5.20%, 4/1/2029 (a)	160,000	173,042

Tyson Foods, Inc.

4.88%, 8/15/2034	20,000	25,398

5.15%, 8/15/2044	90,000	111,479

4.55%, 6/2/2047	100,000	120,177

		1,831,210

Gas Utilities — 0.3%

Atmos Energy Corp.

4.13%, 10/15/2044	50,000	61,627

4.13%, 3/15/2049	155,000	192,444

Boston Gas Co. 4.49%, 2/15/2042 (a)	22,000	27,203

Brooklyn Union Gas Co. (The) 4.27%, 3/15/2048 (a)	80,000	98,608

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Gas Utilities — continued

CenterPoint Energy Resources Corp. 4.50%, 1/15/2021	25,000	25,287

Dominion Energy Gas Holdings LLC

2.80%, 11/15/2020	49,000	49,336

Series C, 3.90%, 11/15/2049	137,000	143,786

ONE Gas, Inc. 2.00%, 5/15/2030	200,000	203,716

Piedmont Natural Gas Co., Inc. 3.50%, 6/1/2029	200,000	227,985

Southern California Gas Co. Series XX, 2.55%, 2/1/2030	195,000	209,824

Southern Natural Gas Co. LLC

8.00%, 3/1/2032	53,000	76,823

4.80%, 3/15/2047 (a)	26,000	28,927

Southwest Gas Corp. 3.80%, 9/29/2046	44,000	47,839

		1,393,405

Health Care Equipment & Supplies — 0.3%

Abbott Laboratories

1.15%, 1/30/2028	170,000	169,841

4.75%, 11/30/2036	130,000	174,864

4.90%, 11/30/2046	210,000	301,465

Becton Dickinson and Co. 4.67%, 6/6/2047	160,000	198,038

Boston Scientific Corp.

3.75%, 3/1/2026	100,000	113,552

4.55%, 3/1/2039	100,000	122,819

DH Europe Finance II SARL 3.25%, 11/15/2039	184,000	203,195

Medtronic, Inc. 4.63%, 3/15/2045	23,000	30,964

Zimmer Biomet Holdings, Inc. 3.70%, 3/19/2023	27,000	28,719

		1,343,457

Health Care Providers & Services — 0.6%

Advocate Health & Hospitals Corp. Series 2020, 2.21%, 6/15/2030	130,000	133,177

Anthem, Inc.

3.30%, 1/15/2023	18,000	19,184

3.35%, 12/1/2024	70,000	76,970

4.10%, 3/1/2028	55,000	64,279

4.65%, 1/15/2043	18,000	22,597

4.65%, 8/15/2044	65,000	82,857

Ascension Health Series B, 2.53%, 11/15/2029	190,000	203,728

Cigna Corp. 4.50%, 2/25/2026 (a)	127,000	147,747

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued

Health Care Providers & Services — continued

CVS Health Corp.

4.30%, 3/25/2028	95,000	111,064

3.25%, 8/15/2029	155,000	171,218

5.05%, 3/25/2048	323,000	420,148

HCA, Inc.

5.25%, 6/15/2026	130,000	149,631

5.13%, 6/15/2039	125,000	145,660

Memorial Health Services 3.45%, 11/1/2049	245,000	257,152

Mount Sinai Hospitals Group, Inc. Series 2017, 3.98%, 7/1/2048	83,000	91,149

Providence St Joseph Health Obligated Group Series H, 2.75%, 10/1/2026	36,000	38,498

Quest Diagnostics, Inc.

3.45%, 6/1/2026	17,000	19,121

2.80%, 6/30/2031	95,000	99,658

Rush Obligated Group Series 2020, 3.92%, 11/15/2029	233,000	261,307

UnitedHealth Group, Inc.

2.00%, 5/15/2030	155,000	162,232

4.63%, 7/15/2035	34,000	44,725

3.50%, 8/15/2039	160,000	185,991

		2,908,093

Hotels, Restaurants & Leisure — 0.1%

McDonald’s Corp. 4.70%, 12/9/2035	60,000	75,285

Starbucks Corp. 2.55%, 11/15/2030	170,000	178,276

		253,561

Household Products — 0.0% (b)

Procter & Gamble — ESOP Series A, 9.36%, 1/1/2021	11,946	12,149

Independent Power and Renewable Electricity Producers — 0.1%

Exelon Generation Co. LLC

3.40%, 3/15/2022	50,000	51,964

4.25%, 6/15/2022	38,000	40,258

3.25%, 6/1/2025	250,000	269,490

6.25%, 10/1/2039	100,000	118,718

5.75%, 10/1/2041	29,000	32,342

PSEG Power LLC 4.15%, 9/15/2021	37,000	38,139

Southern Power Co. 5.15%, 9/15/2041	50,000	56,849

Tri-State Generation and Transmission Association, Inc. 4.25%, 6/1/2046	25,000	29,319

		637,079

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Industrial Conglomerates — 0.2%

General Electric Co.

3.45%, 5/1/2027	105,000	107,706

3.63%, 5/1/2030	160,000	160,143

5.88%, 1/14/2038	100,000	111,874

Honeywell International, Inc.

1.35%, 6/1/2025	400,000	410,757

2.50%, 11/1/2026	150,000	165,111

Roper Technologies, Inc. 2.00%, 6/30/2030	160,000	160,079

		1,115,670

Insurance — 0.9%

AIA Group Ltd. (Hong Kong)

3.20%, 3/11/2025 (a)	200,000	211,562

3.90%, 4/6/2028 (a)	210,000	232,378

3.60%, 4/9/2029 (a)	200,000	219,313

American Financial Group, Inc. 3.50%, 8/15/2026	100,000	106,582

American International Group, Inc. 3.88%, 1/15/2035	180,000	206,251

Assurant, Inc. 4.20%, 9/27/2023	85,000	90,100

Athene Global Funding

2.75%, 6/25/2024 (a)	155,000	156,821

2.95%, 11/12/2026 (a)	410,000	411,407

Berkshire Hathaway Finance Corp. 4.30%, 5/15/2043	62,000	80,897

Chubb INA Holdings, Inc.

2.88%, 11/3/2022	42,000	44,150

2.70%, 3/13/2023	120,000	126,614

CNA Financial Corp. 3.95%, 5/15/2024	44,000	47,834

Dai-ichi Life Insurance Co. Ltd. (The) (Japan) (ICE LIBOR USD 3 Month + 3.66%), 4.00%, 7/24/2026 (a) (c) (d) (e)	200,000	212,000

Guardian Life Insurance Co. of America (The) 4.85%, 1/24/2077 (a)	21,000	26,705

Hartford Financial Services Group, Inc. (The) 4.30%, 4/15/2043	70,000	80,496

Jackson National Life Global Funding

3.88%, 6/11/2025 (a)	87,000	96,569

3.05%, 4/29/2026 (a)	104,000	112,216

Liberty Mutual Group, Inc.

4.57%, 2/1/2029 (a)	27,000	31,620

3.95%, 10/15/2050 (a)	207,000	218,633

Lincoln National Corp.

4.20%, 3/15/2022	20,000	21,181

4.00%, 9/1/2023	50,000	54,439

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	13

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued

Insurance — continued

Manulife Financial Corp. (Canada) (USD ICE Swap Rate 5 Year + 1.65%), 4.06%, 2/24/2032 (c)	100,000	105,974

Markel Corp. 3.63%, 3/30/2023	40,000	42,629

MetLife, Inc. 4.13%, 8/13/2042	28,000	33,315

New York Life Global Funding

2.00%, 4/13/2021 (a)	29,000	29,388

2.35%, 7/14/2026 (a)	65,000	69,726

New York Life Insurance Co. 4.45%, 5/15/2069 (a)	105,000	128,225

OneBeacon US Holdings, Inc. 4.60%, 11/9/2022	100,000	103,932

Pacific Life Insurance Co. (ICE LIBOR USD 3 Month + 2.80%), 4.30%, 10/24/2067 (a) (c)	134,000	139,480

Principal Financial Group, Inc.

3.13%, 5/15/2023	30,000	31,832

3.70%, 5/15/2029	30,000	34,125

Progressive Corp. (The) Series B, (ICE LIBOR USD 3 Month + 2.54%), 5.38%, 3/15/2023 (c) (d) (e)	50,000	49,701

Prudential Financial, Inc. 3.91%, 12/7/2047	61,000	69,319

Prudential Insurance Co. of America (The) 8.30%, 7/1/2025 (a)	150,000	194,667

Reliance Standard Life Global Funding II 3.85%, 9/19/2023 (a)	105,000	112,456

Teachers Insurance & Annuity Association of America 4.27%, 5/15/2047 (a)	50,000	59,322

Travelers Cos., Inc. (The) 2.55%, 4/27/2050	440,000	434,744

		4,426,603

Internet & Direct Marketing Retail — 0.1%

Amazon.com, Inc.

3.88%, 8/22/2037	80,000	99,026

2.50%, 6/3/2050	110,000	111,251

2.70%, 6/3/2060	100,000	101,506

		311,783

IT Services — 0.3%

DXC Technology Co. 4.25%, 4/15/2024	34,000	36,558

Fiserv, Inc.

3.20%, 7/1/2026	70,000	77,477

4.40%, 7/1/2049	65,000	79,066

Global Payments, Inc. 4.15%, 8/15/2049	140,000	159,877

IBM Credit LLC 3.00%, 2/6/2023	110,000	117,002

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

IT Services — continued

International Business Machines Corp.

3.30%, 5/15/2026	260,000	292,568

1.70%, 5/15/2027	535,000	546,296

6.22%, 8/1/2027	50,000	66,015

Western Union Co. (The) 3.60%, 3/15/2022	100,000	103,768

		1,478,627

Life Sciences Tools & Services — 0.0% (b)

Thermo Fisher Scientific, Inc. 2.95%, 9/19/2026	30,000	33,183

Machinery — 0.1%

nVent Finance SARL (United Kingdom) 4.55%, 4/15/2028	75,000	80,215

Otis Worldwide Corp. 2.57%, 2/15/2030 (a)	280,000	293,620

Parker-Hannifin Corp.

4.45%, 11/21/2044	30,000	35,781

4.10%, 3/1/2047	21,000	23,841

Xylem, Inc. 2.25%, 1/30/2031	110,000	110,663

		544,120

Media — 0.7%

Charter Communications Operating LLC

5.38%, 4/1/2038	38,000	46,272

4.80%, 3/1/2050	240,000	272,017

Comcast Cable Holdings LLC 10.13%, 4/15/2022	75,000	85,531

Comcast Corp.

3.95%, 10/15/2025	119,000	136,368

3.15%, 3/1/2026	127,000	142,106

3.55%, 5/1/2028	66,000	76,138

1.95%, 1/15/2031	170,000	173,140

4.25%, 1/15/2033	167,000	205,023

4.20%, 8/15/2034	89,000	108,275

3.90%, 3/1/2038	32,000	37,986

4.60%, 10/15/2038	145,000	184,656

3.25%, 11/1/2039	130,000	144,226

3.75%, 4/1/2040	160,000	188,202

4.00%, 11/1/2049	52,000	62,770

3.45%, 2/1/2050	246,000	278,824

4.95%, 10/15/2058	180,000	255,886

Cox Communications, Inc.

3.35%, 9/15/2026 (a)	67,000	74,080

4.60%, 8/15/2047 (a)	39,000	49,374

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued

Media — continued

Discovery Communications LLC

6.35%, 6/1/2040	90,000	121,102

5.20%, 9/20/2047	80,000	93,039

Fox Corp. 5.58%, 1/25/2049	170,000	239,172

Time Warner Cable LLC

6.55%, 5/1/2037	50,000	65,760

7.30%, 7/1/2038	50,000	69,231

5.50%, 9/1/2041	100,000	120,274

Time Warner Entertainment Co. LP 8.38%, 7/15/2033	90,000	135,517

ViacomCBS, Inc.

3.70%, 8/15/2024	99,000	107,550

4.00%, 1/15/2026	42,000	47,019

		3,519,538

Metals & Mining — 0.1%

Anglo American Capital plc (South Africa) 4.00%, 9/11/2027 (a)	200,000	213,786

Nucor Corp. 6.40%, 12/1/2037	30,000	41,634

Steel Dynamics, Inc. 3.45%, 4/15/2030	177,000	184,988

		440,408

Multiline Retail — 0.0% (b)

Dollar General Corp. 4.13%, 5/1/2028	55,000	64,314

Multi-Utilities — 0.3%

Ameren Illinois Co. 3.25%, 3/15/2050	185,000	204,142

CMS Energy Corp.

3.88%, 3/1/2024	110,000	118,081

2.95%, 2/15/2027	47,000	48,926

Consolidated Edison Co. of New York, Inc.

5.70%, 6/15/2040	38,000	52,606

4.50%, 5/15/2058	54,000	67,926

Consumers Energy Co. 3.25%, 8/15/2046	19,000	21,195

Delmarva Power & Light Co. 4.15%, 5/15/2045	50,000	60,579

Dominion Energy, Inc. Series B, 2.75%, 9/15/2022	60,000	62,169

New York State Electric & Gas Corp. 3.25%, 12/1/2026 (a)	50,000	55,351

NiSource, Inc.

2.95%, 9/1/2029	85,000	92,603

6.25%, 12/15/2040	130,000	180,279

San Diego Gas & Electric Co. 5.35%, 5/15/2035	70,000	91,348

Sempra Energy 4.05%, 12/1/2023	62,000	67,564

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Multi-Utilities — continued

Southern Co. Gas Capital Corp.

3.50%, 9/15/2021	37,000	38,018

2.45%, 10/1/2023	19,000	19,930

3.25%, 6/15/2026	17,000	18,184

5.88%, 3/15/2041	96,000	127,437

4.40%, 6/1/2043	42,000	47,408

3.95%, 10/1/2046	21,000	23,169

WEC Energy Group, Inc. 3.55%, 6/15/2025	43,000	47,893

		1,444,808

Oil, Gas & Consumable Fuels — 2.4%

Apache Corp. 5.10%, 9/1/2040	100,000	82,132

APT Pipelines Ltd. (Australia)

4.20%, 3/23/2025 (a)	120,000	131,560

4.25%, 7/15/2027 (a)	73,000	81,480

Boardwalk Pipelines LP 4.80%, 5/3/2029	70,000	74,526

BP Capital Markets America, Inc. 3.02%, 1/16/2027	35,000	37,892

BP Capital Markets plc (United Kingdom)

3.51%, 3/17/2025	15,000	16,609

3.28%, 9/19/2027	259,000	282,858

Buckeye Partners LP 5.85%, 11/15/2043	100,000	86,780

Cameron LNG LLC 3.70%, 1/15/2039 (a)	188,000	201,740

Chevron Corp.

2.41%, 3/3/2022	150,000	154,430

2.57%, 5/16/2023	200,000	210,929

2.24%, 5/11/2030	125,000	130,848

Diamondback Energy, Inc. 4.75%, 5/31/2025	550,000	588,201

Ecopetrol SA (Colombia)

5.88%, 9/18/2023	28,000	30,072

4.13%, 1/16/2025	33,000	32,979

5.38%, 6/26/2026	39,000	41,001

Enable Midstream Partners LP

4.95%, 5/15/2028	40,000	37,116

4.15%, 9/15/2029	102,000	89,437

Enbridge, Inc. (Canada)

3.70%, 7/15/2027	27,000	29,786

4.50%, 6/10/2044	75,000	84,089

(ICE LIBOR USD 3 Month + 3.64%), 6.25%, 3/1/2078 (c)	60,000	59,100

Energy Transfer Operating LP

4.75%, 1/15/2026	242,000	264,293

6.05%, 6/1/2041	100,000	103,025

6.00%, 6/15/2048	235,000	243,769

5.00%, 5/15/2050	815,000	770,025

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	15

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued

Oil, Gas & Consumable Fuels — continued

Eni USA, Inc. (Italy) 7.30%, 11/15/2027	50,000	61,920

Enterprise Products Operating LLC

3.90%, 2/15/2024	25,000	27,357

3.70%, 2/15/2026	38,000	42,705

7.55%, 4/15/2038	86,000	119,301

4.45%, 2/15/2043	87,000	96,122

5.10%, 2/15/2045	16,000	18,885

4.20%, 1/31/2050	60,000	66,387

3.70%, 1/31/2051	100,000	103,965

4.95%, 10/15/2054	6,000	6,688

EQM Midstream Partners LP 5.50%, 7/15/2028	130,000	123,825

EQT Corp. 3.90%, 10/1/2027	60,000	48,806

Equinor ASA (Norway)

3.25%, 11/10/2024	23,000	25,525

2.88%, 4/6/2025	145,000	156,316

Exxon Mobil Corp.

2.99%, 3/19/2025	290,000	315,474

2.61%, 10/15/2030	270,000	287,844

3.00%, 8/16/2039	405,000	428,361

Hess Corp. 6.00%, 1/15/2040	67,000	71,761

Magellan Midstream Partners LP

3.20%, 3/15/2025	14,000	14,180

6.40%, 5/1/2037	70,000	83,995

4.20%, 12/1/2042	27,000	25,987

Marathon Petroleum Corp. 3.63%, 9/15/2024	29,000	30,921

MPLX LP

4.50%, 7/15/2023	213,000	229,086

5.25%, 1/15/2025	45,000	46,792

4.00%, 2/15/2025	235,000	251,331

4.13%, 3/1/2027	52,000	55,475

4.80%, 2/15/2029	261,000	290,297

4.50%, 4/15/2038	140,000	139,952

4.70%, 4/15/2048	10,000	10,252

5.50%, 2/15/2049	85,000	96,444

Noble Energy, Inc.

3.25%, 10/15/2029	110,000	99,331

6.00%, 3/1/2041	114,000	109,400

ONEOK Partners LP

3.38%, 10/1/2022	8,000	8,283

5.00%, 9/15/2023	72,000	77,579

6.65%, 10/1/2036	15,000	16,783

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Oil, Gas & Consumable Fuels — continued

ONEOK, Inc.

2.20%, 9/15/2025	250,000	245,370

3.40%, 9/1/2029	60,000	58,349

4.45%, 9/1/2049	220,000	204,050

Ovintiv, Inc. 7.20%, 11/1/2031	80,000	72,562

Phillips 66 Partners LP

3.15%, 12/15/2029	95,000	97,240

4.90%, 10/1/2046	37,000	40,060

Plains All American Pipeline LP

4.65%, 10/15/2025	235,000	250,956

3.80%, 9/15/2030	120,000	118,168

4.30%, 1/31/2043	30,000	26,060

4.70%, 6/15/2044	110,000	99,250

Sabine Pass Liquefaction LLC

5.75%, 5/15/2024	235,000	264,645

5.00%, 3/15/2027	450,000	503,424

Spectra Energy Partners LP

3.50%, 3/15/2025	19,000	20,786

5.95%, 9/25/2043	25,000	31,246

4.50%, 3/15/2045	7,000	7,917

Suncor Energy, Inc. (Canada)

5.95%, 12/1/2034	60,000	72,776

6.80%, 5/15/2038	145,000	187,723

Sunoco Logistics Partners Operations LP

3.90%, 7/15/2026	24,000	25,245

6.10%, 2/15/2042	60,000	62,705

TC PipeLines LP 3.90%, 5/25/2027	26,000	27,342

Tennessee Gas Pipeline Co. LLC 2.90%, 3/1/2030 (a)	120,000	122,952

Texas Eastern Transmission LP 3.50%, 1/15/2028 (a)	15,000	15,959

Total Capital International SA (France)

2.99%, 6/29/2041	350,000	356,702

3.46%, 7/12/2049	145,000	156,523

3.13%, 5/29/2050	260,000	265,395

TransCanada PipeLines Ltd. (Canada)

6.20%, 10/15/2037	70,000	93,523

4.75%, 5/15/2038	80,000	94,007

Valero Energy Corp.

2.70%, 4/15/2023	155,000	160,817

7.50%, 4/15/2032	14,000	19,266

Williams Cos., Inc. (The)

3.90%, 1/15/2025	25,000	27,355

4.85%, 3/1/2048	53,000	57,953

		11,238,333

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued

Personal Products — 0.1%

Estee Lauder Cos., Inc. (The)

2.60%, 4/15/2030	404,000	440,574

3.13%, 12/1/2049	150,000	164,749

		605,323

Pharmaceuticals — 0.7%

AstraZeneca plc (United Kingdom)

6.45%, 9/15/2037	50,000	75,529

4.00%, 9/18/2042	40,000	48,696

Bristol-Myers Squibb Co.

3.20%, 6/15/2026 (a)	187,000	209,858

3.90%, 2/20/2028 (a)	100,000	117,659

4.13%, 6/15/2039 (a)	114,000	145,581

5.70%, 10/15/2040 (a)	53,000	78,350

5.00%, 8/15/2045 (a)	165,000	232,569

4.55%, 2/20/2048 (a)	60,000	81,919

Eli Lilly and Co. 2.25%, 5/15/2050	110,000	105,462

Merck & Co., Inc. 2.45%, 6/24/2050	210,000	210,758

Mylan NV 3.95%, 6/15/2026	35,000	39,132

Mylan, Inc.

3.13%, 1/15/2023 (a)	25,000	26,275

5.40%, 11/29/2043	21,000	26,424

Pfizer, Inc.

3.90%, 3/15/2039	150,000	185,055

2.55%, 5/28/2040	130,000	134,921

Shire Acquisitions Investments Ireland DAC

2.88%, 9/23/2023	83,000	87,911

3.20%, 9/23/2026	234,000	259,554

Takeda Pharmaceutical Co. Ltd. (Japan)

3.03%, 7/9/2040	230,000	230,000

3.18%, 7/9/2050	225,000	225,875

3.38%, 7/9/2060	200,000	200,015

Upjohn, Inc. 2.30%, 6/22/2027 (a)	589,000	608,065

Zoetis, Inc.

2.00%, 5/15/2030	170,000	173,375

3.00%, 5/15/2050	60,000	61,682

		3,564,665

Real Estate Management & Development — 0.0% (b)

Ontario Teachers’ Cadillac Fairview Properties Trust (Canada) 3.13%, 3/20/2022 (a)	200,000	204,674

Road & Rail — 0.4%

Burlington Northern Santa Fe LLC

5.75%, 5/1/2040	85,000	119,872

5.40%, 6/1/2041	126,000	172,831

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Road & Rail — continued

4.38%, 9/1/2042	25,000	31,529

5.15%, 9/1/2043	77,000	106,390

4.70%, 9/1/2045	35,000	46,665

CSX Corp.

5.50%, 4/15/2041	50,000	68,784

4.75%, 11/15/2048	108,000	143,327

3.35%, 9/15/2049	10,000	10,993

ERAC USA Finance LLC

4.50%, 8/16/2021 (a)	45,000	46,441

2.60%, 12/1/2021 (a)	50,000	50,693

7.00%, 10/15/2037 (a)	160,000	204,914

5.63%, 3/15/2042 (a)	12,000	13,945

JB Hunt Transport Services, Inc.

3.85%, 3/15/2024	70,000	74,567

3.88%, 3/1/2026	85,000	97,184

Norfolk Southern Corp.

3.95%, 10/1/2042	70,000	81,522

4.05%, 8/15/2052	40,000	48,097

Penske Truck Leasing Co. LP

3.95%, 3/10/2025 (a)	25,000	27,098

3.40%, 11/15/2026 (a)	25,000	26,371

4.20%, 4/1/2027 (a)	75,000	80,930

Ryder System, Inc. 2.25%, 9/1/2021	100,000	101,389

Union Pacific Corp. 4.10%, 9/15/2067	150,000	179,736

		1,733,278

Semiconductors & Semiconductor Equipment — 0.3%

Analog Devices, Inc. 4.50%, 12/5/2036	64,000	74,810

Broadcom Corp. 3.88%, 1/15/2027	100,000	108,106

Broadcom, Inc.

4.11%, 9/15/2028 (a)	126,000	137,813

4.75%, 4/15/2029 (a)	370,000	419,914

Intel Corp. 3.10%, 2/15/2060	50,000	54,947

QUALCOMM, Inc. 2.15%, 5/20/2030	430,000	447,558

		1,243,148

Software — 0.4%

Microsoft Corp.

2.65%, 11/3/2022	160,000	168,377

2.00%, 8/8/2023	125,000	130,860

3.50%, 2/12/2035	68,000	83,204

3.45%, 8/8/2036	125,000	150,716

3.95%, 8/8/2056	40,000	51,385

2.68%, 6/1/2060	27,000	28,176

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	17

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued

Software — continued

Oracle Corp.

2.50%, 5/15/2022	52,000	53,769

2.40%, 9/15/2023	101,000	105,611

4.30%, 7/8/2034	23,000	28,514

3.90%, 5/15/2035	93,000	112,462

3.85%, 7/15/2036	107,000	124,827

3.60%, 4/1/2040	450,000	510,778

4.00%, 7/15/2046	110,000	130,193

VMware, Inc. 2.95%, 8/21/2022	101,000	104,479

		1,783,351

Specialty Retail — 0.2%

Home Depot, Inc. (The)

3.90%, 12/6/2028	110,000	131,890

3.13%, 12/15/2049	200,000	219,449

Lowe’s Cos., Inc.

3.65%, 4/5/2029	141,000	161,664

4.55%, 4/5/2049	98,000	124,083

O’Reilly Automotive, Inc.

3.55%, 3/15/2026	80,000	90,561

3.60%, 9/1/2027	49,000	55,058

TJX Cos., Inc. (The) 3.88%, 4/15/2030	100,000	117,491

		900,196

Technology Hardware, Storage & Peripherals — 0.4%

Apple, Inc.

3.20%, 5/13/2025	32,000	35,735

2.45%, 8/4/2026	74,000	80,401

3.20%, 5/11/2027	57,000	64,607

3.00%, 6/20/2027	56,000	62,547

1.65%, 5/11/2030	285,000	294,266

3.85%, 5/4/2043	425,000	527,110

3.45%, 2/9/2045	82,000	95,661

3.85%, 8/4/2046	117,000	145,749

3.75%, 9/12/2047	140,000	167,856

2.95%, 9/11/2049	74,000	81,165

Dell International LLC 6.02%, 6/15/2026 (a)	135,000	154,774

HP, Inc. 3.00%, 6/17/2027	160,000	167,708

		1,877,579

Thrifts & Mortgage Finance — 0.0% (b)

BPCE SA (France) 4.63%, 7/11/2024 (a)	200,000	218,135

Tobacco — 0.0% (b)

BAT Capital Corp. (United Kingdom) 4.54%, 8/15/2047	60,000	65,311

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Trading Companies & Distributors — 0.4%

Air Lease Corp.

2.30%, 2/1/2025	245,000	233,478

3.25%, 3/1/2025	48,000	47,964

3.38%, 7/1/2025	500,000	499,871

3.63%, 4/1/2027	85,000	83,690

3.25%, 10/1/2029	220,000	209,457

Aviation Capital Group LLC 2.88%, 1/20/2022 (a)	100,000	95,573

BOC Aviation Ltd. (Singapore) 2.38%, 9/15/2021 (a)	200,000	200,813

International Lease Finance Corp.

8.63%, 1/15/2022	70,000	75,202

5.88%, 8/15/2022	150,000	157,812

WW Grainger, Inc. 4.60%, 6/15/2045	77,000	96,653

		1,700,513

Transportation Infrastructure — 0.1%

Sydney Airport Finance Co. Pty. Ltd. (Australia) 3.38%, 4/30/2025 (a)	360,000	371,489

Water Utilities — 0.1%

American Water Capital Corp.

3.45%, 6/1/2029	35,000	40,079

4.00%, 12/1/2046	52,000	62,685

3.45%, 5/1/2050	225,000	252,790

		355,554

Wireless Telecommunication Services — 0.7%

America Movil SAB de CV (Mexico)

3.63%, 4/22/2029	200,000	222,187

4.38%, 4/22/2049	200,000	242,983

Crown Castle Towers LLC

3.22%, 5/15/2022 (a)	42,000	42,700

3.66%, 5/15/2025 (a)	60,000	64,004

Rogers Communications, Inc. (Canada) 4.35%, 5/1/2049	100,000	122,458

T-Mobile USA, Inc.

3.50%, 4/15/2025 (a)	280,000	305,206

3.75%, 4/15/2027 (a)	460,000	510,370

2.05%, 2/15/2028 (a)	370,000	370,174

3.88%, 4/15/2030 (a)	850,000	947,384

Vodafone Group plc (United Kingdom)

5.25%, 5/30/2048	64,000	84,209

4.88%, 6/19/2049	255,000	319,511

		3,231,186

Total Corporate Bonds (Cost $115,274,849)		123,949,293

SEE NOTES TO FINANCIAL STATEMENTS.

18	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Mortgage-Backed Securities — 23.0%

FHLMC

Pool # 611141, ARM, 3.77%, 1/1/2027 (f)	14,682	14,773

Pool # 846812, ARM, 3.97%, 4/1/2030 (f)	3,626	3,648

Pool # 1B1665, ARM, 3.64%, 4/1/2034 (f)	16,027	16,453

Pool # 1B2844, ARM, 3.58%, 3/1/2035 (f)	29,621	29,992

Pool # 1B3209, ARM, 3.80%, 1/1/2037 (f)	14,914	15,239

FHLMC Gold Pools, 30 Year

Pool # G00981, 8.50%, 7/1/2028	1,277	1,464

Pool # C00785, 6.50%, 6/1/2029	8,153	9,145

Pool # C01292, 6.00%, 2/1/2032	5,026	5,836

Pool # C66034, 6.50%, 4/1/2032	30,643	34,094

Pool # A13625, 5.50%, 10/1/2033	33,769	39,088

Pool # A28796, 6.50%, 11/1/2034	7,418	8,794

Pool # A46417, 7.00%, 4/1/2035	37,266	45,339

Pool # V83115, 4.50%, 3/1/2047	1,380,512	1,496,040

Pool # Q48338, 4.50%, 5/1/2047	141,673	153,401

Pool # G61060, 4.50%, 6/1/2047	1,798,441	1,952,126

FHLMC Gold Pools, Other

Pool # P20570, 7.00%, 7/1/2029	31,955	35,938

Pool # U80265, 3.50%, 4/1/2033	436,426	468,199

Pool # U90690, 3.50%, 6/1/2042	419,158	452,448

Pool # U90975, 4.00%, 6/1/2042	189,187	206,227

Pool # U99134, 4.00%, 1/1/2046	240,643	262,210

FHLMC UMBS, 30 Year Pool # RA2008, 4.00%, 1/1/2050	858,889	932,400

FNMA

Pool # 303532, ARM, 4.03%, 3/1/2029 (f)	586	593

Pool # 745446, ARM, 3.89%, 4/1/2033 (f)	18,631	19,499

Pool # 722985, ARM, 3.16%, 7/1/2033 (f)	14,942	15,004

Pool # 766610, ARM, 3.71%, 1/1/2034 (f)	30,986	31,635

Pool # 735332, ARM, 3.86%, 8/1/2034 (f)	32,546	33,692

Pool # 735740, ARM, 3.04%, 10/1/2034 (f)	19,011	19,221

Pool # 810896, ARM, 2.64%, 1/1/2035 (f)	74,014	75,996

Pool # 823660, ARM, 2.88%, 5/1/2035 (f)	27,587	28,014

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

FNMA UMBS, 15 Year

Pool # 735911, 6.50%, 8/1/2020	39	39

Pool # 840495, 5.50%, 4/1/2022	2,496	2,513

Pool # 899316, 5.50%, 4/1/2022	88	89

Pool # 928637, 6.00%, 9/1/2022	1,676	1,733

Pool # 949415, 4.50%, 3/1/2023	3,243	3,415

Pool # 962871, 4.50%, 5/1/2023	5,728	6,050

FNMA UMBS, 20 Year

Pool # 254305, 6.50%, 5/1/2022	2,161	2,404

Pool # 555791, 6.50%, 12/1/2022	1,886	2,098

Pool # 762498, 5.00%, 11/1/2023	56,008	61,052

Pool # 255609, 4.50%, 1/1/2025	7,154	7,670

Pool # FM1345, 4.50%, 11/1/2038	1,070,364	1,171,879

FNMA UMBS, 30 Year

Pool # 250375, 6.50%, 9/1/2025	1,137	1,264

Pool # 338417, 6.50%, 5/1/2026	312	347

Pool # 689977, 8.00%, 3/1/2027	10,147	11,293

Pool # 755973, 8.00%, 11/1/2028	23,838	27,656

Pool # 252211, 6.00%, 1/1/2029	1,460	1,650

Pool # 524949, 7.50%, 3/1/2030	6,725	6,950

Pool # 622534, 3.00%, 9/1/2031	108,784	114,819

Pool # 788150, 6.00%, 3/1/2032	17,210	19,284

Pool # 545639, 6.50%, 4/1/2032	36,239	42,773

Pool # 674349, 6.00%, 3/1/2033	5,340	5,947

Pool # AD0755, 7.00%, 6/1/2035	462,966	545,205

Pool # 833039, 5.00%, 9/1/2035	24,603	28,200

Pool # 745932, 6.50%, 11/1/2036	46,715	54,477

Pool # 944831, 5.50%, 2/1/2038	4,258	4,732

Pool # 961799, 5.50%, 3/1/2038	2,663	3,045

Pool # 976582, 4.50%, 4/1/2038	2,134	2,291

Pool # 985558, 5.50%, 6/1/2038	1,171	1,338

Pool # AL3438, 6.50%, 10/1/2038	477,482	535,660

Pool # AA4236, 4.50%, 4/1/2039	175,765	195,152

Pool # 935241, 4.50%, 5/1/2039	5,991	6,652

Pool # MA2535, 4.50%, 2/1/2046	428,351	466,072

Pool # BH4683, 4.00%, 6/1/2047	401,549	443,889

Pool # BH4684, 4.00%, 6/1/2047	401,719	438,713

Pool # BH4685, 4.00%, 6/1/2047	427,269	471,281

Pool # BK9030, 5.00%, 10/1/2048	1,196,286	1,308,073

Pool # BM5430, 5.00%, 1/1/2049	704,231	798,589

Pool # BN5899, 5.00%, 2/1/2049	284,603	311,199

Pool # BK8745, 4.50%, 4/1/2049	948,611	1,023,193

Pool # BN4707, 5.00%, 4/1/2049	1,239,686	1,377,142

Pool # FM1939, 4.50%, 5/1/2049	805,918	868,112

Pool # CA3713, 5.00%, 6/1/2049	841,790	919,843

Pool # BN6475, 4.00%, 7/1/2049	813,177	863,622

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	19

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Mortgage-Backed Securities — continued

Pool # BO2170, 4.00%, 7/1/2049	923,549	980,266

Pool # BO2305, 4.00%, 7/1/2049	255,457	271,257

Pool # BK8758, 4.50%, 7/1/2049	854,702	935,562

Pool # BO5625, 3.50%, 8/1/2049	1,125,785	1,205,294

Pool # BP4357, 3.00%, 2/1/2050	1,194,222	1,291,748

FNMA, 30 Year

Pool # 506427, 9.00%, 4/1/2025	9,497	10,228

Pool # 535442, 8.50%, 6/1/2030	2,038	2,247

FNMA, Other

Pool # AM0806, 2.45%, 11/1/2022	494,356	511,238

Pool # AM1619, 2.34%, 12/1/2022	259,750	268,305

Pool # AM2747, 2.50%, 4/1/2023	500,000	520,806

Pool # AM3244, 2.52%, 5/1/2023	1,000,000	1,043,385

Pool # AM3851, 3.02%, 7/1/2023	1,000,000	1,060,822

Pool # AN0029, 3.10%, 9/1/2025	973,974	1,073,901

Pool # AM4660, 3.77%, 12/1/2025	292,963	329,794

Pool # AN0890, 2.63%, 3/1/2026	480,026	518,905

Pool # AM6381, 3.29%, 8/1/2026	1,000,000	1,116,658

Pool # BL0044, 3.71%, 8/1/2026	792,386	894,313

Pool # AM7321, 3.12%, 11/1/2026	956,992	1,067,733

Pool # AM7515, 3.34%, 2/1/2027	1,000,000	1,122,696

Pool # AN1600, 2.59%, 6/1/2028	868,376	949,348

Pool # AN9686, 3.52%, 6/1/2028	500,000	577,832

Pool # AN2466, 2.57%, 8/1/2028	493,021	539,379

Pool # 109452, 3.64%, 8/1/2028	976,550	1,123,760

Pool # 405220, 6.00%, 9/1/2028	11,049	12,286

Pool # BL5798, 2.47%, 12/1/2028	1,268,951	1,371,586

Pool # BL1040, 3.81%, 12/1/2028	300,000	351,811

Pool # AN4559, 3.28%, 2/1/2029	1,492,673	1,722,318

Pool # AN4975, 3.21%, 3/1/2029	2,500,000	2,875,686

Pool # AN5672, 3.20%, 6/1/2029	1,476,898	1,697,782

Pool # AN6099, 3.04%, 7/1/2029	900,000	1,017,843

Pool # AN5971, 2.99%, 8/1/2029	1,400,000	1,578,671

Pool # BL4435, 2.42%, 10/1/2029	700,000	762,442

Pool # AN6846, 2.93%, 10/1/2029	1,100,000	1,237,248

Pool # AM6811, 3.69%, 10/1/2029	632,873	730,585

Pool # BL4333, 2.52%, 11/1/2029	1,100,000	1,187,688

Pool # AN9976, 3.96%, 2/1/2030	1,200,000	1,425,333

Pool # BL6267, 2.01%, 4/1/2030	1,350,000	1,447,200

Pool # AM8692, 3.03%, 4/1/2030	650,000	737,405

Pool # AM8544, 3.08%, 4/1/2030	481,081	546,173

Pool # BL6386, 2.02%, 8/1/2030	1,059,000	1,130,476

Pool # 754922, 5.50%, 9/1/2033	29,155	32,863

Pool # BL4886, 2.84%, 11/1/2034	797,000	906,348

Pool # 847108, 6.50%, 10/1/2035	74,026	84,646

Pool # AL9678, 4.00%, 2/1/2036	1,138,355	1,215,248

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Pool # AN1330, 3.19%, 3/1/2036	1,068,451	1,223,726

Pool # 257172, 5.50%, 4/1/2038	4,274	4,873

Pool # AO9352, 4.00%, 7/1/2042	214,708	233,855

Pool # MA1125, 4.00%, 7/1/2042	327,437	356,355

Pool # MA1178, 4.00%, 9/1/2042	162,881	177,391

Pool # MA1437, 3.50%, 5/1/2043	471,857	509,556

Pool # AL6167, 3.50%, 1/1/2044	508,709	549,293

Pool # MA2545, 3.50%, 2/1/2046	913,883	983,306

Pool # MA2793, 3.50%, 10/1/2046	294,849	317,263

FNMA/FHLMC UMBS, Single Family, 30 Year

TBA, 2.00%, 7/25/2050 (g)	1,530,000	1,564,963

TBA, 2.50%, 7/25/2050 (g)	21,900,000	22,821,340

TBA, 2.00%, 8/25/2050 (g)	10,965,000	11,191,268

GNMA I, 30 Year

Pool # 326977, 7.50%, 5/15/2023	1,513	1,599

Pool # 359588, 7.50%, 6/15/2023	319	320

Pool # 782507, 9.50%, 10/15/2024	728	752

Pool # 780029, 9.00%, 11/15/2024	104	105

Pool # 405535, 7.00%, 12/15/2025	780	843

Pool # 412336, 8.00%, 10/15/2027	1,577	1,781

Pool # 451507, 8.00%, 10/15/2027	2,089	2,132

Pool # 412369, 7.00%, 11/15/2027	1,165	1,286

Pool # 467705, 6.50%, 3/15/2028	1,441	1,585

Pool # 472679, 7.00%, 6/15/2028	3,255	3,614

Pool # 486537, 7.50%, 9/15/2028	2,100	2,316

Pool # 781614, 7.00%, 6/15/2033	5,264	6,496

Pool # 617653, 6.00%, 5/15/2037	29,386	32,643

Pool # 678574, 5.50%, 6/15/2038	677,923	792,383

Pool # 681554, 5.50%, 7/15/2038	634,381	740,283

Pool # 678169, 5.50%, 9/15/2038	353,654	413,366

Pool # 681568, 5.50%, 9/15/2038	699,404	817,503

Pool # 694458, 6.00%, 10/15/2038	7,917	9,204

Pool # 782510, 6.50%, 12/15/2038	20,120	22,962

GNMA II

Pool # 81008, ARM, 3.75%, 7/20/2034 (f)	22,288	22,472

Pool # 81074, ARM, 3.75%, 9/20/2034 (f)	72,329	72,556

GNMA II, 30 Year

Pool # 2006, 8.50%, 5/20/2025	703	768

Pool # 2324, 8.00%, 11/20/2026	16,117	18,479

Pool # 2341, 7.50%, 12/20/2026	917	1,034

Pool # 2362, 8.00%, 1/20/2027	2,278	2,567

Pool # BJ9823, 3.75%, 4/20/2048	1,532,914	1,640,516

Pool # BP4337, 4.50%, 9/20/2049	786,219	866,637

Pool # BP5551, 4.50%, 9/20/2049	938,482	1,034,449

SEE NOTES TO FINANCIAL STATEMENTS.

20	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Mortgage-Backed Securities — continued

Pool # BR0553, 4.50%, 2/20/2050	746,326	831,219

Pool # BS7393, 4.00%, 3/20/2050	1,002,733	1,089,855

Pool # BT8093, 3.50%, 4/20/2050	1,194,902	1,287,455

Pool # BS7411, 4.00%, 4/20/2050	1,831,776	1,990,543

GNMA II, Other Pool # AD0018, 3.75%, 12/20/2032	118,450	125,300

Total Mortgage-Backed Securities (Cost $105,398,137)		109,819,240

U.S. Treasury Obligations — 22.9%

U.S. Treasury Bonds

8.00%, 11/15/2021	338,000	374,295

5.38%, 2/15/2031	4,500	6,686

4.50%, 2/15/2036	276,000	422,399

5.00%, 5/15/2037	250,000	409,912

4.25%, 5/15/2039	105,000	162,188

3.88%, 8/15/2040	100,000	149,000

3.13%, 11/15/2041	950,000	1,286,359

2.75%, 8/15/2042	1,000,000	1,281,758

3.13%, 2/15/2043	500,000	677,734

2.88%, 5/15/2043	2,420,000	3,160,747

3.63%, 8/15/2043	2,350,000	3,431,551

3.75%, 11/15/2043	1,952,000	2,904,286

3.63%, 2/15/2044	2,345,000	3,431,578

3.38%, 5/15/2044	1,000,000	1,413,984

3.00%, 11/15/2044	663,000	887,384

2.50%, 2/15/2045	2,000,000	2,466,172

2.88%, 8/15/2045	500,000	658,848

3.00%, 11/15/2045	1,000,000	1,347,383

2.25%, 8/15/2046	3,703,700	4,390,765

3.00%, 2/15/2048	90,000	123,156

3.13%, 5/15/2048	176,200	246,811

2.88%, 5/15/2049	160,000	216,338

2.25%, 8/15/2049	1,095,000	1,316,224

2.38%, 11/15/2049	265,000	327,140

2.00%, 2/15/2050	2,045,000	2,340,726

1.25%, 5/15/2050	4,650,000	4,464,182

U.S. Treasury Inflation Indexed Bonds

3.63%, 4/15/2028	300,000	640,319

2.50%, 1/15/2029	100,000	153,161

U.S. Treasury Notes

1.50%, 7/15/2020	200,000	200,102

2.63%, 11/15/2020	200,000	201,820

2.38%, 12/31/2020	100,000	101,090

3.63%, 2/15/2021	4,900,000	5,005,082

2.25%, 4/30/2021	115,000	116,981

2.63%, 5/15/2021	154,500	157,807

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

3.13%, 5/15/2021	600,000	615,422

2.00%, 5/31/2021	300,000	305,016

2.13%, 8/15/2021	500,000	510,859

1.25%, 10/31/2021	3,500,000	3,550,176

2.00%, 10/31/2021	100,000	102,438

1.88%, 11/30/2021	950,000	972,897

1.38%, 1/31/2022	9,000,000	9,170,859

1.75%, 2/28/2022	3,300,000	3,386,238

1.63%, 8/31/2022	1,000,000	1,031,445

1.75%, 9/30/2022	150,000	155,314

1.50%, 2/28/2023	525,000	543,498

1.75%, 5/15/2023	3,079,000	3,217,675

2.75%, 5/31/2023	46,000	49,436

2.50%, 8/15/2023	600,000	643,289

1.38%, 8/31/2023	700,000	726,387

1.63%, 10/31/2023	2,000,000	2,095,391

2.13%, 2/29/2024	94,000	100,591

2.50%, 5/15/2024	30,000	32,643

2.00%, 6/30/2024	10,000	10,706

2.25%, 11/15/2024	112,000	121,761

1.75%, 12/31/2024	2,620,500	2,795,848

2.00%, 2/15/2025	1,000,000	1,079,727

2.88%, 4/30/2025	146,000	164,170

2.13%, 5/15/2025	500,000	544,414

2.88%, 5/31/2025	318,000	358,073

2.00%, 8/15/2025	728,600	791,043

2.25%, 11/15/2025	610,000	672,072

1.63%, 2/15/2026	59,400	63,549

1.50%, 8/15/2026	28,000	29,836

2.00%, 11/15/2026	84,000	92,239

1.75%, 12/31/2026	2,282,100	2,472,067

2.25%, 2/15/2027	108,000	120,644

2.75%, 2/15/2028	65,000	75,819

2.88%, 5/15/2028	990,800	1,169,221

1.63%, 8/15/2029	135,000	147,277

1.75%, 11/15/2029	265,000	292,546

1.50%, 2/15/2030	129,000	139,436

U.S. Treasury STRIPS Bonds

1.92%, 8/15/2020 (h)	1,490,000	1,489,705

2.42%, 2/15/2021 (h)	910,000	909,340

2.04%, 5/15/2021 (h)	1,590,000	1,587,851

2.21%, 8/15/2021 (h)	1,800,000	1,796,984

3.22%, 11/15/2021 (h)	675,000	673,583

2.95%, 2/15/2022 (h)	720,000	717,905

2.73%, 5/15/2022 (h)	760,000	757,654

3.24%, 8/15/2022 (h)	75,000	74,725

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	21

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
U.S. Treasury Obligations — continued

1.85%, 11/15/2022 (h)	750,000	746,736

3.07%, 2/15/2023 (h)	2,690,000	2,676,518

2.67%, 5/15/2023 (h)	2,420,000	2,405,866

2.28%, 8/15/2023 (h)	1,890,000	1,876,263

2.69%, 11/15/2023 (h)	173,000	171,496

1.72%, 2/15/2024 (h)	327,000	323,685

3.34%, 11/15/2024 (h)	110,000	108,371

3.86%, 2/15/2025 (h)	50,000	49,159

5.16%, 5/15/2026 (h)	100,000	97,191

3.62%, 8/15/2026 (h)	23,000	22,291

3.68%, 11/15/2026 (h)	250,000	241,435

4.30%, 2/15/2027 (h)	300,000	288,926

3.71%, 5/15/2027 (h)	725,000	696,783

3.40%, 8/15/2027 (h)	250,000	239,668

4.07%, 11/15/2027 (h)	710,000	678,279

3.15%, 2/15/2028 (h)	27,000	25,706

2.98%, 5/15/2028 (h)	140,000	132,905

7.68%, 8/15/2028 (h)	50,000	47,319

4.26%, 2/15/2029 (h)	658,000	619,158

3.98%, 11/15/2029 (h)	200,000	186,095

4.87%, 5/15/2030 (h)	300,000	276,912

4.11%, 8/15/2030 (h)	300,000	275,816

3.65%, 11/15/2030 (h)	500,000	458,182

4.69%, 2/15/2031 (h)	350,000	319,235

4.00%, 5/15/2031 (h)	275,000	249,817

3.34%, 11/15/2031 (h)	760,000	685,986

3.90%, 2/15/2032 (h)	350,000	314,774

4.32%, 11/15/2032 (h)	800,000	709,735

3.93%, 2/15/2033 (h)	400,000	353,487

3.98%, 5/15/2033 (h)	1,175,000	1,034,266

6.60%, 8/15/2033 (h)	100,000	87,742

4.46%, 11/15/2033 (h)	1,025,000	895,740

4.05%, 2/15/2034 (h)	775,000	674,270

3.38%, 11/15/2034 (h)	50,000	43,000

3.38%, 2/15/2035 (h)	65,000	55,669

3.64%, 5/15/2035 (h)	250,000	213,172

2.36%, 11/15/2041 (h)	100,000	73,798

Total U.S. Treasury Obligations (Cost $97,856,856)		109,187,188

Asset-Backed Securities — 10.1%

ACC Trust Series 2019-2, Class A, 2.82%, 2/21/2023 (a)	323,634	323,783

Air Canada Pass-Through Trust (Canada)

Series 2013-1, Class A, 4.13%, 5/15/2025 (a)	104,188	95,926

Series 2015-1, Class A, 3.60%, 3/15/2027 (a)	79,137	72,356

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 2017-1, Class AA, 3.30%, 1/15/2030 (a)	240,032	217,618

Series 2017-1, Class A, 3.55%, 1/15/2030 (a)	170,792	140,940

American Airlines Pass-Through Trust

Series 2011-1, Class A, 5.25%, 1/31/2021	10,415	9,178

Series 2017-2, Class B, 3.70%, 10/15/2025	90,150	62,619

Series 2014-1, Class A, 3.70%, 10/1/2026	35,079	29,763

Series 2016-2, Class A, 3.65%, 6/15/2028	13,312	10,844

Series 2016-3, Class AA, 3.00%, 10/15/2028	200,696	184,058

Series 2017-1, Class AA, 3.65%, 2/15/2029	137,252	131,423

American Homes 4 Rent

Series 2015-SFR1, Class D, 4.41%, 4/17/2052 (a)	380,000	414,653

Series 2015-SFR1, Class E, 5.64%, 4/17/2052 ‡ (a)	100,000	110,296

American Homes 4 Rent Trust

Series 2014-SFR2, Class A, 3.79%, 10/17/2036 (a)	406,297	436,379

Series 2014-SFR2, Class C, 4.71%, 10/17/2036 ‡ (a)	200,000	219,643

Series 2014-SFR3, Class A, 3.68%, 12/17/2036 (a)	224,890	240,749

Series 2014-SFR3, Class E, 6.42%, 12/17/2036 ‡ (a)	200,000	223,702

Series 2015-SFR2, Class C, 4.69%, 10/17/2052 ‡ (a)	200,000	223,050

AMSR Trust

Series 2020-SFR1, Class E, 3.22%, 4/17/2037 (a)	850,000	844,565

Series 2020-SFR2, Class C, 2.53%, 7/17/2037 (a)	1,000,000	1,006,787

B2R Mortgage Trust Series 2015-2, Class A, 3.34%, 11/15/2048 (a)	25,496	25,484

British Airways Pass-Through Trust (United Kingdom)

Series 2018-1, Class AA, 3.80%, 9/20/2031 (a)	77,712	73,800

Series 2018-1, Class A, 4.13%, 9/20/2031 (a)	104,093	84,931

Series 2019-1, Class AA, 3.30%, 12/15/2032 (a)	149,784	134,935

SEE NOTES TO FINANCIAL STATEMENTS.

22	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued

Business Jet Securities LLC

Series 2018-1, Class A, 4.34%, 2/15/2033 (a)	157,256	158,053

Series 2018-2, Class A, 4.45%, 6/15/2033 (a)	279,580	277,403

Series 2019-1, Class A, 4.21%, 7/15/2034 (a)	671,465	652,485

Cabela’s Credit Card Master Note Trust Series 2015-2, Class A1, 2.25%, 7/17/2023	77,000	77,047

Camillo Issuer LLC Series 2016-SFR, Class 1-A-1, 5.00%, 12/5/2023 ‡	361,709	360,918

Capital Auto Receivables Asset Trust Series 2018-1, Class A3, 2.79%, 1/20/2022 (a)	153,518	154,122

Carvana Auto Receivables Trust

Series 2019-2A, Class C, 3.00%, 6/17/2024 (a)	675,000	690,541

Series 2019-3A, Class C, 2.71%, 10/15/2024 (a)	875,000	888,056

Series 2019-4A, Class D, 3.07%, 7/15/2025 (a)	940,000	948,554

Continental Airlines Pass-Through Trust Series 2012-1, Class A, 4.15%, 4/11/2024	131,094	122,833

CoreVest American Finance Trust

Series 2019-2, Class D, 4.22%, 6/15/2052 ‡ (a)	500,000	461,504

Series 2019-3, Class B, 3.16%, 10/15/2052 ‡ (a)	700,000	690,190

CPS Auto Receivables Trust Series 2015-C, Class D, 4.63%, 8/16/2021 (a)	63,890	64,214

CPS Auto Trust Series 2018-C, Class C, 3.68%, 6/17/2024 (a)	1,901,000	1,930,416

Credit Acceptance Auto Loan Trust

Series 2018-1A, Class A, 3.01%, 2/16/2027 (a)	148,154	149,071

Series 2020-1A, Class B, 2.39%, 4/16/2029 (a)	645,000	652,749

CWABS Revolving Home Equity Loan Trust Series 2004-K, Class 2A, 0.48%, 2/15/2034 ‡ (f)	1,131	1,122

CWABS, Inc. Asset-Backed Certificates

Series 2004-1, Class M1, 0.93%, 3/25/2034 ‡ (f)	18,304	18,132

Series 2004-1, Class M2, 1.01%, 3/25/2034 ‡ (f)	5,942	5,846

Series 2004-1, Class 3A, 0.74%, 4/25/2034 ‡ (f)	1,056	912

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Delta Air Lines Pass-Through Trust Series 2015-1, Class AA, 3.63%, 7/30/2027	321,948	318,377

Drive Auto Receivables Trust

Series 2017-1, Class D, 3.84%, 3/15/2023	170,879	173,458

Series 2017-3, Class D, 3.53%, 12/15/2023 (a)	454,325	460,747

Series 2016-CA, Class D, 4.18%, 3/15/2024 (a)	148,607	150,690

Series 2017-AA, Class D, 4.16%, 5/15/2024 (a)	96,928	98,222

Series 2019-4, Class C, 2.51%, 11/17/2025	375,000	379,878

Series 2019-1, Class D, 4.09%, 6/15/2026	170,000	173,299

Series 2020-2, Class D, 3.05%, 5/15/2028	1,000,000	1,014,183

DT Auto Owner Trust

Series 2016-4A, Class D, 3.77%, 10/17/2022 (a)	22,390	22,449

Series 2017-1A, Class D, 3.55%, 11/15/2022 (a)	41,064	41,289

Series 2017-3A, Class D, 3.58%, 5/15/2023 (a)	75,017	75,682

Series 2019-4A, Class C, 2.73%, 7/15/2025 (a)	604,000	610,505

Series 2020-2A, Class B, 2.08%, 3/16/2026 (a)	850,000	857,314

Engs Commercial Finance Trust Series 2016-1A, Class A2, 2.63%, 2/22/2022 (a)	876	876

Exeter Automobile Receivables Trust

Series 2018-4A, Class B, 3.64%, 11/15/2022 (a)	83,468	83,824

Series 2017-1A, Class C, 3.95%, 12/15/2022 (a)	39,472	39,739

Series 2018-1A, Class C, 3.03%, 1/17/2023 (a)	104,959	105,697

Series 2019-4A, Class C, 2.44%, 9/16/2024 (a)	415,000	417,882

Series 2019-3A, Class D, 3.11%, 8/15/2025 (a)	590,000	595,195

Series 2019-4A, Class D, 2.58%, 9/15/2025 (a)	1,315,000	1,311,885

Flagship Credit Auto Trust

Series 2015-3, Class C, 4.65%, 3/15/2022 (a)	37,230	37,382

Series 2016-1, Class C, 6.22%, 6/15/2022 (a)	196,150	199,092

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	23

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued

Series 2016-4, Class C, 2.71%, 11/15/2022 (a)	146,817	147,519

FNMA, Grantor Trust Series 2017-T1, Class A, 2.90%, 6/25/2027	427,806	470,870

FORT CRE LLC Series 2018-1A, Class C, 3.02%, 11/16/2035 ‡ (a) (f)	760,000	693,292

Foundation Finance Trust Series 2020-1A, Class A, 3.54%, 7/16/2040 (a)	870,000	881,537

FREED ABS Trust

Series 2018-2, Class A, 3.99%, 10/20/2025 (a)	96,381	96,343

Series 2019-2, Class A, 2.62%, 11/18/2026 (a)	229,601	229,556

Series 2020-FP1, Class B, 3.06%, 3/18/2027 ‡ (a)	800,000	756,111

GM Financial Automobile Leasing Trust Series 2018-2, Class A3, 3.06%, 6/21/2021	110,566	110,879

Gold Key Resorts LLC Series 2014-A, Class A, 3.22%, 3/17/2031 (a)	13,183	13,182

Goodgreen Series 2019-2A, Class A, 2.76%, 10/15/2054 (a)	420,379	416,506

Goodgreen Trust

Series 2017-1A, Class A, 3.74%, 10/15/2052 (a)	59,565	62,242

Series 2017-2A, Class A, 3.26%, 10/15/2053 (a)	241,216	245,744

HERO (Cayman Islands) Series 2018-1ASI, Class A, 4.00%, 9/20/2047 (a)	135,940	129,143

HERO Funding (Cayman Islands) Series 2017-3A, Class A2, 3.95%, 9/20/2048 (a)	204,575	214,529

HERO Funding Trust (Cayman Islands)

Series 2016-3A, Class A1, 3.08%, 9/20/2042 (a)	53,376	54,470

Series 2017-1A, Class A2, 4.46%, 9/20/2047 (a)	146,622	155,819

Hilton Grand Vacations Trust Series 2017-AA, Class A, 2.66%, 12/26/2028 (a)	90,056	88,874

Hyundai Auto Receivables Trust Series 2016-A, Class D, 3.23%, 12/15/2022	1,220,000	1,224,007

Kabbage Funding LLC

Series 2019-1, Class A, 3.83%, 3/15/2024 (a)	705,069	698,511

Series 2019-1, Class B, 4.07%, 3/15/2024 ‡ (a)	550,000	527,175

LL ABS Trust Series 2019-1A, Class A, 2.87%, 3/15/2027 (a)	256,704	257,958

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Long Beach Mortgage Loan Trust

Series 2003-4, Class M1, 1.20%, 8/25/2033 ‡ (f)	20,678	20,366

Series 2004-1, Class M1, 0.93%, 2/25/2034 ‡ (f)	46,854	45,038

Series 2004-1, Class M2, 1.01%, 2/25/2034 ‡ (f)	6,106	6,052

Mariner Finance Issuance Trust Series 2019-AA, Class A, 2.96%, 7/20/2032 (a)	625,000	616,252

MVW LLC Series 2019-2A, Class B, 2.44%, 10/20/2038 ‡ (a)	723,548	660,736

MVW Owner Trust Series 2019-1A, Class A, 2.89%, 11/20/2036 (a)	202,466	205,961

New Century Home Equity Loan Trust Series 2005-1, Class M1, 0.86%, 3/25/2035 ‡ (f)	83,150	81,052

NMEF Funding LLC Series 2019-A, Class B, 3.06%, 8/17/2026 ‡ (a)	870,000	881,453

OnDeck Asset Securitization Trust LLC Series 2018-1A, Class A, 3.50%, 4/18/2022 (a)	81,176	80,509

OneMain Direct Auto Receivables Trust Series 2018-1A, Class B, 3.71%, 4/14/2025 (a)	270,000	274,947

Oportun Funding VIII LLC Series 2018-A, Class A, 3.61%, 3/8/2024 (a)	253,000	253,410

Oportun Funding X LLC Series 2018-C, Class A, 4.10%, 10/8/2024 (a)	801,000	804,102

Oportun Funding XIII LLC Series 2019-A, Class A, 3.08%, 8/8/2025 (a)	560,000	550,699

Pretium Mortgage Credit Partners I LLC Series 2020-CFL1, Class A1, 3.10%, 2/27/2060 (a) (i)	678,071	671,711

Progress Residential Trust Series 2019-SFR4, Class D, 3.14%, 10/17/2036 ‡ (a)	800,000	813,696

Prosper Marketplace Issuance Trust Series 2019-3A, Class A, 3.19%, 7/15/2025 (a)	73,567	73,858

Purchasing Power Funding LLC Series 2018-A, Class A, 3.34%, 8/15/2022 (a)	377,924	378,552

Renew (Cayman Islands) Series 2017-1A, Class A, 3.67%, 9/20/2052 (a)	60,876	62,825

Rice Park Financing Trust Series 2016-A, Class A, 4.63%, 10/31/2041 ‡ (a)	176,589	176,589

Santander Drive Auto Receivables Trust

Series 2018-1, Class D, 3.32%, 3/15/2024	346,000	354,506

SEE NOTES TO FINANCIAL STATEMENTS.

24	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued

Series 2019-2, Class C, 2.90%, 10/15/2024	190,000	193,889

Santander Retail Auto Lease Trust Series 2018-A, Class A3, 2.93%, 5/20/2021 (a)	90,907	91,096

Sierra Timeshare Receivables Funding LLC Series 2019-3A, Class C, 3.00%, 8/20/2036 ‡ (a)	633,218	583,925

Small Business Lending Trust Series 2020-A, Class B, 3.20%, 12/15/2026 ‡ (a)	2,300,000	2,033,213

SoFi Consumer Loan Program LLC Series 2016-2, Class A, 3.09%, 10/27/2025 (a)	2,903	2,908

Spirit Airlines Pass-Through Trust Series 2017-1, Class AA, 3.38%, 2/15/2030	54,652	51,142

Spruce ABS Trust Series 2016-E1, Class A, 4.32%, 6/15/2028 (a)	18,581	18,977

Synchrony Card Funding LLC

Series 2019-A1, Class A, 2.95%, 3/15/2025	809,000	838,135

Series 2019-A2, Class A, 2.34%, 6/15/2025	850,000	874,253

Synchrony Card Issuance Trust Series 2018-A1, Class A, 3.38%, 9/15/2024	370,000	380,973

TCF Auto Receivables Owner Trust Series 2016-PT1A, Class A, 1.93%, 6/15/2022 (a)	29,823	29,880

Tricolor Auto Securitization Trust Series 2018-1A, Class A, 5.05%, 12/15/2020 (a)	101,279	101,271

Tricon American Homes Trust Series 2016-SFR1, Class A, 2.59%, 11/17/2033 ‡ (a)	125,013	125,557

United Airlines Pass-Through Trust

Series 2013-1, Class A, 4.30%, 8/15/2025	145,545	136,505

Series 2016-1, Class B, 3.65%, 1/7/2026	51,868	38,273

Series 2018-1, Class B, 4.60%, 3/1/2026	34,846	26,107

Series 2014-1, Class A, 4.00%, 4/11/2026	54,284	49,797

Series 2016-2, Class AA, 2.88%, 10/7/2028	86,785	81,040

Series 2019-1, Class AA, 4.15%, 8/25/2031	248,873	244,598

Series 2019-2, Class AA, 2.70%, 5/1/2032	222,000	200,438

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

US Auto Funding LLC

Series 2019-1A, Class B, 3.99%, 12/15/2022 (a)	550,000	556,475

Series 2018-1A, Class A, 5.50%, 7/15/2023 (a)	159,463	162,670

Vericrest Opportunity Loan Trust

Series 2020-NPL6, Class A1A, 3.97% ‡ (a) (i)	790,000	790,000

Series 2019-NPL4, Class A1B, 4.15%, 8/25/2049 ‡ (a) (i)	850,000	818,269

Series 2019-NPL7, Class A1A, 3.18%, 10/25/2049 ‡ (a) (i)	299,646	296,765

Series 2019-NPL8, Class A1A, 3.28%, 11/25/2049 (a) (i)	475,460	474,929

Series 2020-NPL2, Class A1A, 2.98%, 2/25/2050 (a) (i)	583,740	576,835

Verizon Owner Trust

Series 2017-2A, Class A, 1.92%, 12/20/2021 (a)	20,798	20,817

Series 2017-3A, Class A1A, 2.06%, 4/20/2022 (a)	109,085	109,447

Series 2018-A, Class A1A, 3.23%, 4/20/2023	400,000	408,808

VOLT LXIV LLC Series 2017-NP11, Class A1, 3.38%, 10/25/2047 ‡ (a) (i)	176,707	176,601

VOLT LXXX LLC Series 2019-NPL6, Class A1B, 4.09%, 10/25/2049 (a) (i)	715,000	687,803

VOLT LXXXV LLC Series 2020-NPL1, Class A1A, 3.23%, 1/25/2050 (a) (i)	486,237	483,224

VOLT LXXXVII LLC Series 2020-NPL3, Class A1A, 2.98%, 2/25/2050 (a) (i)	582,662	577,313

Westgate Resorts LLC Series 2017-1A, Class A, 3.05%, 12/20/2030 (a)	77,336	77,205

Westlake Automobile Receivables Trust Series 2018-1A, Class C, 2.92%, 5/15/2023 (a)	334,796	335,780

World Financial Network Credit Card Master Trust Series 2019-A, Class A, 3.14%, 12/15/2025	375,000	386,856

Total Asset-Backed Securities (Cost $48,794,498)		48,317,670

Collateralized Mortgage Obligations — 7.4%

Acre 6.71%, 12/15/2020 ‡	500,000	495,000

Alternative Loan Trust

Series 2004-2CB, Class 1A9, 5.75%, 3/25/2034	743,608	752,060

Series 2005-J1, Class 1A4, IF, IO, 4.92%, 2/25/2035 ‡ (f)	9,454	160

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	25

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Collateralized Mortgage Obligations — continued

Series 2005-22T1, Class A2, IF, IO, 4.89%, 6/25/2035 ‡ (f)	371,009	65,599

Series 2005-20CB, Class 3A8, IF, IO, 4.57%, 7/25/2035 ‡ (f)	216,276	33,186

Series 2005-28CB, Class 1A4, 5.50%, 8/25/2035	295,740	290,065

Series 2005-54CB, Class 1A11, 5.50%, 11/25/2035	122,095	109,419

Banc of America Alternative Loan Trust Series 2004-6, Class 15, PO, 7/25/2019 ‡	1,550	1,226

Banc of America Funding Trust

Series 2004-1, PO, 3/25/2034 ‡	15,718	12,522

Series 2005-E, Class 4A1, 4.44%, 3/20/2035 (f)	6,427	6,476

Series 2005-6, Class 2A7, 5.50%, 10/25/2035	76,187	72,849

Series 2005-7, Class 30, PO, 11/25/2035 ‡	13,759	12,179

Bear Stearns ARM Trust

Series 2003-7, Class 3A, 3.31%, 10/25/2033 (f)	12,201	11,498

Series 2006-1, Class A1, 3.84%, 2/25/2036 (f)	65,526	64,777

CHL Mortgage Pass-Through Trust

Series 2004-HYB1, Class 2A, 3.43%, 5/20/2034 (f)	8,897	8,498

Series 2004-HYB3, Class 2A, 3.00%, 6/20/2034 (f)	19,397	18,476

Series 2004-7, Class 2A1, 3.57%, 6/25/2034 (f)	18,851	18,999

Series 2005-16, Class A23, 5.50%, 9/25/2035	44,682	39,148

Series 2005-22, Class 2A1, 3.56%, 11/25/2035 (f)	98,489	88,032

Citigroup Global Markets Mortgage Securities VII, Inc.

Series 2003-UP2, Class 1, PO, 6/25/2033 ‡	51	47

Series 2003-HYB1, Class A, 4.24%, 9/25/2033 (f)	9,871	9,591

Citigroup Mortgage Loan Trust, Inc.

Series 2003-UP3, Class A3, 7.00%, 9/25/2033	1,224	1,241

Series 2005-1, Class 2A1A, 2.51%, 2/25/2035 (f)	45,053	36,952

CSMA SFR Zero Coupon, 4/25/2023 ‡	850,540	837,782

CVS Pass-Through Trust Series 2009, 8.35%, 7/10/2031 (a)	70,897	91,605

DT Asset Trust 5.84%, 12/16/2022	500,000	498,665

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

FHLMC — GNMA Series 8, Class ZA, 7.00%, 3/25/2023	17,439	18,182

FHLMC, REMIC

Series 1065, Class J, 9.00%, 4/15/2021	19	19

Series 1250, Class J, 7.00%, 5/15/2022	370	385

Series 1316, Class Z, 8.00%, 6/15/2022	1,003	1,053

Series 1324, Class Z, 7.00%, 7/15/2022	1,871	1,939

Series 1343, Class LB, 7.50%, 8/15/2022	1,617	1,701

Series 1343, Class LA, 8.00%, 8/15/2022	7,856	8,286

Series 1395, Class G, 6.00%, 10/15/2022	1,019	1,059

Series 1394, Class ID, IF, 9.57%, 10/15/2022 (f)	1,208	1,307

Series 2535, Class BK, 5.50%, 12/15/2022	8,373	8,619

Series 1798, Class F, 5.00%, 5/15/2023	4,245	4,410

Series 1505, Class Q, 7.00%, 5/15/2023	929	988

Series 1518, Class G, IF, 8.73%, 5/15/2023 (f)	1,633	1,775

Series 1541, Class O, 0.00%, 7/15/2023 (f)	1,962	1,929

Series 2638, Class DS, IF, 8.42%, 7/15/2023 (f)	11,706	12,447

Series 1577, Class PV, 6.50%, 9/15/2023	53,139	56,835

Series 1584, Class L, 6.50%, 9/15/2023	30,807	32,933

Series 1633, Class Z, 6.50%, 12/15/2023	32,513	34,513

Series 1638, Class H, 6.50%, 12/15/2023	40,845	43,860

Series 2283, Class K, 6.50%, 12/15/2023	4,228	4,508

Series 1700, Class GA, PO, 2/15/2024	555	547

Series 1865, Class D, PO, 2/15/2024	4,026	3,986

Series 1671, Class QC, IF, 10.00%, 2/15/2024 (f)	2,387	2,718

Series 1694, Class PK, 6.50%, 3/15/2024	3,296	3,530

Series 2033, Class SN, HB, IF, 28.11%, 3/15/2024 (f)	1,073	203

Series 2306, Class K, PO, 5/15/2024	1,499	1,485

SEE NOTES TO FINANCIAL STATEMENTS.

26	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Collateralized Mortgage Obligations — continued

Series 2306, Class SE, IF, IO, 9.93%, 5/15/2024 (f)	3,597	487

Series 1863, Class Z, 6.50%, 7/15/2026	9,652	10,347

Series 1981, Class Z, 6.00%, 5/15/2027	5,227	5,721

Series 1987, Class PE, 7.50%, 9/15/2027	6,960	8,170

Series 1999, Class PU, 7.00%, 10/15/2027	22,074	24,598

Series 2031, Class PG, 7.00%, 2/15/2028	44,416	51,385

Series 2035, Class PC, 6.95%, 3/15/2028	44,869	51,018

Series 2038, Class PN, IO, 7.00%, 3/15/2028	2,926	450

Series 2057, Class PE, 6.75%, 5/15/2028	59,922	69,004

Series 2054, Class PV, 7.50%, 5/15/2028	8,507	9,864

Series 2064, Class TE, 7.00%, 6/15/2028	10,087	11,733

Series 2075, Class PH, 6.50%, 8/15/2028	9,440	10,797

Series 2095, Class PE, 6.00%, 11/15/2028	31,305	35,422

Series 2132, Class SB, HB, IF, 29.80%, 3/15/2029 (f)	1,809	3,027

Series 2178, Class PB, 7.00%, 8/15/2029	17,300	20,207

Series 2182, Class ZB, 8.00%, 9/15/2029	29,930	35,227

Series 2204, Class GB, 8.00%, 12/20/2029 (f)	389	389

Series 2247, Class Z, 7.50%, 8/15/2030	6,047	7,173

Series 2259, Class ZC, 7.35%, 10/15/2030	112,241	136,685

Series 2325, Class PM, 7.00%, 6/15/2031	4,688	5,607

Series 2359, Class ZB, 8.50%, 6/15/2031	19,869	24,381

Series 2344, Class ZD, 6.50%, 8/15/2031	36,552	42,546

Series 2344, Class ZJ, 6.50%, 8/15/2031	6,638	7,894

Series 2345, Class NE, 6.50%, 8/15/2031	2,937	3,459

Series 2367, Class ME, 6.50%, 10/15/2031	56,030	62,906

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 2390, Class DO, PO, 12/15/2031	5,802	5,634

Series 2410, Class OE, 6.38%, 2/15/2032	7,551	8,287

Series 2410, Class QX, IF, IO, 8.47%, 2/15/2032 (f)	10,517	2,353

Series 2412, Class SP, IF, 15.73%, 2/15/2032 (f)	12,155	16,665

Series 2410, Class QS, IF, 19.02%, 2/15/2032 (f)	9,047	14,512

Series 2423, Class MC, 7.00%, 3/15/2032	20,719	24,747

Series 2423, Class MT, 7.00%, 3/15/2032	32,649	39,188

Series 2444, Class ES, IF, IO, 7.77%, 3/15/2032 (f)	13,407	2,780

Series 2450, Class SW, IF, IO, 7.82%, 3/15/2032 (f)	8,938	1,839

Series 2647, Class A, 3.25%, 4/15/2032	39,077	41,804

Series 2435, Class CJ, 6.50%, 4/15/2032	79,019	92,995

Series 2455, Class GK, 6.50%, 5/15/2032	21,845	25,632

Series 2484, Class LZ, 6.50%, 7/15/2032	15,177	18,302

Series 2500, Class MC, 6.00%, 9/15/2032	50,580	59,288

Series 2543, Class YX, 6.00%, 12/15/2032	661,281	757,008

Series 2544, Class HC, 6.00%, 12/15/2032	47,589	55,077

Series 2574, Class PE, 5.50%, 2/15/2033	235,494	275,043

Series 2575, Class ME, 6.00%, 2/15/2033	94,193	109,844

Series 2586, Class WI, IO, 6.50%, 3/15/2033	7,132	1,423

Series 4189, Class MI, IO, 3.00%, 6/15/2033	2,651,325	43,939

Series 2764, Class UG, 5.00%, 3/15/2034	192,904	219,227

Series 2949, Class GE, 5.50%, 3/15/2035	241,072	280,617

Series 3047, Class OD, 5.50%, 10/15/2035	300,000	337,221

Series 3085, Class VS, HB, IF, 27.98%, 12/15/2035 (f)	56,136	98,424

Series 3098, Class KG, 5.50%, 1/15/2036	191,240	221,802

Series 3117, Class EO, PO, 2/15/2036	18,472	17,430

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	27

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Collateralized Mortgage Obligations — continued

Series 3260, Class CS, IF, IO, 5.96%, 1/15/2037 (f)	17,409	3,518

Series 3380, Class SI, IF, IO, 6.19%, 10/15/2037 (f)	1,022,771	238,619

Series 3385, Class SN, IF, IO, 5.82%, 11/15/2037 (f)	11,507	1,772

Series 3387, Class SA, IF, IO, 6.24%, 11/15/2037 (f)	39,787	7,764

Series 3423, Class PB, 5.50%, 3/15/2038	206,808	241,079

Series 3451, Class SA, IF, IO, 5.87%, 5/15/2038 (f)	13,586	1,452

Series 3455, Class SE, IF, IO, 6.02%, 6/15/2038 (f)	138,983	24,312

Series 3786, Class PD, 4.50%, 1/15/2041	407,000	493,493

Series 4029, Class MU, 3.50%, 4/15/2042	640,128	664,554

FHLMC, STRIPS

Series 233, Class 11, IO, 5.00%, 9/15/2035	34,870	6,120

Series 239, Class S30, IF, IO, 7.52%, 8/15/2036 (f)	37,574	9,415

Series 262, Class 35, 3.50%, 7/15/2042	203,645	228,113

Series 299, Class 300, 3.00%, 1/15/2043	183,489	198,892

FHLMC, Structured Pass-Through Certificates, Whole Loan

Series T-41, Class 3A, 5.29%, 7/25/2032 (f)	8,731	9,899

Series T-54, Class 2A, 6.50%, 2/25/2043	60,963	74,752

Series T-54, Class 3A, 7.00%, 2/25/2043	26,393	32,610

Series T-56, Class A, PO, 5/25/2043	149,094	144,229

Series T-58, Class A, PO, 9/25/2043	12,000	10,519

First Horizon Alternative Mortgage Securities Trust Series 2005-FA8, Class 1A19, 5.50%, 11/25/2035	84,264	64,117

FNMA Trust, Whole Loan Series 2004-W2, Class 2A2, 7.00%, 2/25/2044	13,622	16,071

FNMA, REMIC

Series 1990-143, Class J, 8.75%, 12/25/2020	8	8

Series 1990-140, Class K, HB, 652.15%, 12/25/2020	1	2

Series 2001-4, Class PC, 7.00%, 3/25/2021	1,494	1,505

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 2002-1, Class HC, 6.50%, 2/25/2022	1,899	1,944

Series 1992-101, Class J, 7.50%, 6/25/2022	4,195	4,395

Series G92-42, Class Z, 7.00%, 7/25/2022	135	138

Series G92-44, Class ZQ, 8.00%, 7/25/2022	89	92

Series 1996-59, Class J, 6.50%, 8/25/2022	444	463

Series 1992-143, Class MA, 5.50%, 9/25/2022	599	618

Series G92-54, Class ZQ, 7.50%, 9/25/2022	945	976

Series G92-59, Class F, 1.44%, 10/25/2022 (f)	123	123

Series G92-61, Class Z, 7.00%, 10/25/2022	417	435

Series G92-66, Class KA, 6.00%, 12/25/2022	1,150	1,195

Series G92-66, Class KB, 7.00%, 12/25/2022	5,438	5,698

Series G93-1, Class KA, 7.90%, 1/25/2023	1,461	1,546

Series 1997-61, Class ZC, 7.00%, 2/25/2023	13,596	14,315

Series G93-17, Class SI, IF, 6.00%, 4/25/2023 (f)	1,940	2,067

Series 1998-43, Class SA, HB, IF, 21.04%, 4/25/2023 (f)	5,186	1,066

Series 1993-146, Class E, PO, 5/25/2023	4,130	4,084

Series 1993-84, Class M, 7.50%, 6/25/2023	266,347	283,878

Series 1993-205, Class H, PO, 9/25/2023	1,457	1,439

Series 1993-155, Class PJ, 7.00%, 9/25/2023	12,617	13,505

Series 1993-165, Class SK, IF, 12.50%, 9/25/2023 (f)	1,765	1,920

Series 1993-165, Class SD, IF, 13.29%, 9/25/2023 (f)	354	388

Series 1993-203, Class PL, 6.50%, 10/25/2023	16,005	16,871

Series 1995-19, Class Z, 6.50%, 11/25/2023	18,436	19,620

Series 1993-230, Class FA, 0.77%, 12/25/2023 (f)	534	530

Series 1993-223, Class PZ, 6.50%, 12/25/2023	35,695	37,988

SEE NOTES TO FINANCIAL STATEMENTS.

28	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Collateralized Mortgage Obligations — continued

Series 1993-225, Class UB, 6.50%, 12/25/2023	16,993	18,263

Series 2003-128, Class DY, 4.50%, 1/25/2024	190,932	198,704

Series 1994-37, Class L, 6.50%, 3/25/2024	33,520	35,920

Series 1994-72, Class K, 6.00%, 4/25/2024	297,524	315,653

Series 1995-2, Class Z, 8.50%, 1/25/2025	3,796	4,245

Series 1997-20, Class IB, IO, 1.84%, 3/25/2027 (f)	14,592	314

Series 1997-39, Class PD, 7.50%, 5/20/2027	5,657	6,479

Series 1997-46, Class PL, 6.00%, 7/18/2027	8,736	9,654

Series 1998-36, Class ZB, 6.00%, 7/18/2028	3,125	3,518

Series 1998-46, Class GZ, 6.50%, 8/18/2028	11,612	12,930

Series 1998-58, Class PC, 6.50%, 10/25/2028	24,590	28,033

Series 2014-15, Class JI, IO, 3.50%, 4/25/2029	5,250,081	451,823

Series 1999-39, Class JH, IO, 6.50%, 8/25/2029	51,363	4,727

Series 2000-52, IO, 8.50%, 1/25/2031	2,077	428

Series 2001-33, Class ID, IO, 6.00%, 7/25/2031	67,521	11,535

Series 2001-30, Class PM, 7.00%, 7/25/2031	20,773	25,022

Series 2001-36, Class DE, 7.00%, 8/25/2031	31,571	37,419

Series 2001-44, Class PD, 7.00%, 9/25/2031	3,130	3,726

Series 2001-61, Class Z, 7.00%, 11/25/2031	52,501	63,178

Series 2002-1, Class SA, HB, IF, 24.59%, 2/25/2032 (f)	1,017	1,522

Series 2002-13, Class SJ, IF, IO, 1.60%, 3/25/2032 (f)	55,456	2,040

Series 2002-15, PO, 4/25/2032	43,561	42,606

Series 2002-28, Class PK, 6.50%, 5/25/2032	21,180	24,875

Series 2002-68, Class SH, IF, IO, 7.81%, 10/18/2032 (f)	44,793	8,060

Series 2004-61, Class SK, IF, 8.50%, 11/25/2032 (f)	24,556	29,714

Series 2002-77, Class S, IF, 14.15%, 12/25/2032 (f)	4,431	5,972

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 2003-22, Class UD, 4.00%, 4/25/2033	112,858	125,663

Series 2003-47, Class PE, 5.75%, 6/25/2033	18,167	21,514

Series 2003-44, Class IU, IO, 7.00%, 6/25/2033	25,395	5,973

Series 2004-4, Class QM, IF, 13.83%, 6/25/2033 (f)	16,881	18,809

Series 2003-64, Class SX, IF, 13.32%, 7/25/2033 (f)	4,146	5,380

Series 2003-132, Class OA, PO, 8/25/2033	4,871	4,736

Series 2003-71, Class DS, IF, 7.24%, 8/25/2033 (f)	26,569	31,676

Series 2003-91, Class SD, IF, 12.19%, 9/25/2033 (f)	6,158	7,884

Series 2003-116, Class SB, IF, IO, 7.42%, 11/25/2033 (f)	61,213	13,111

Series 2003-131, Class CH, 5.50%, 1/25/2034	76,853	87,041

Series 2003-130, Class SX, IF, 11.24%, 1/25/2034 (f)	1,409	1,655

Series 2004-35, Class AZ, 4.50%, 5/25/2034	101,988	111,565

Series 2004-46, Class SK, IF, 15.99%, 5/25/2034 (f)	20,679	28,849

Series 2004-36, Class SA, IF, 19.02%, 5/25/2034 (f)	46,502	72,555

Series 2004-51, Class SY, IF, 13.87%, 7/25/2034 (f)	3,959	5,109

Series 2004-79, Class ZE, 5.50%, 11/25/2034	485,689	584,089

Series 2004-91, Class HC, 6.00%, 12/25/2034	687,847	805,030

Series 2005-45, Class DC, HB, IF, 23.63%, 6/25/2035 (f)	70,678	109,891

Series 2005-84, Class XM, 5.75%, 10/25/2035	46,155	52,371

Series 2006-22, Class AO, PO, 4/25/2036	28,913	27,496

Series 2006-46, Class SW, HB, IF, 23.52%, 6/25/2036 (f)	9,033	14,850

Series 2007-7, Class SG, IF, IO, 6.32%, 8/25/2036 (f)	42,337	14,982

Series 2006-110, PO, 11/25/2036	25,069	23,627

Series 2006-117, Class GS, IF, IO, 6.47%, 12/25/2036 (f)	34,300	7,415

Series 2007-53, Class SH, IF, IO, 5.92%, 6/25/2037 (f)	46,201	7,983

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	29

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Collateralized Mortgage Obligations — continued

Series 2007-88, Class VI, IF, IO, 6.36%, 9/25/2037 (f)	74,370	16,461

Series 2007-100, Class SM, IF, IO, 6.27%, 10/25/2037 (f)	47,468	9,415

Series 2008-1, Class BI, IF, IO, 5.73%, 2/25/2038 (f)	41,600	8,023

Series 2008-16, Class IS, IF, IO, 6.02%, 3/25/2038 (f)	9,905	1,559

Series 2008-46, Class HI, IO, 3.23%, 6/25/2038 (f)	36,587	2,189

Series 2008-53, Class CI, IF, IO, 7.02%, 7/25/2038 (f)	19,199	3,520

Series 2009-112, Class ST, IF, IO, 6.07%, 1/25/2040 (f)	40,887	8,937

Series 2010-35, Class SB, IF, IO, 6.24%, 4/25/2040 (f)	17,114	2,983

Series 2010-80, Class PZ, 5.00%, 7/25/2040	329,402	401,128

Series 2010-102, Class PN, 5.00%, 9/25/2040	580,000	673,794

Series 2010-134, Class KZ, 4.50%, 12/25/2040	1,325,309	1,484,351

Series 2012-30, Class DZ, 4.00%, 4/25/2042	278,041	311,868

Series 2013-67, Class KZ, 2.50%, 4/25/2043	833,721	857,619

Series 2013-128, PO, 12/25/2043	179,993	158,813

Series 2014-38, Class QI, IO, 5.50%, 12/25/2043	600,202	107,486

Series 2014-19, Class Z, 4.50%, 4/25/2044	489,913	580,878

Series 2016-38, Class NA, 3.00%, 1/25/2046	143,553	154,174

FNMA, REMIC Trust, Whole Loan

Series 1999-W1, PO, 2/25/2029	15,570	14,124

Series 1999-W4, Class A9, 6.25%, 2/25/2029	65,472	73,677

Series 2002-W7, Class A4, 6.00%, 6/25/2029	164,041	190,315

Series 2003-W1, Class 1A1, 5.24%, 12/25/2042 (f)	167,479	184,991

Series 2003-W1, Class 2A, 5.75%, 12/25/2042 (f)	23,963	26,850

FNMA, REMIC, Whole Loan Series 2003-7, Class A1, 6.50%, 12/25/2042	124,058	144,092

FNMA, STRIPS

Series 329, Class 1, PO, 1/25/2033	3,562	3,366

Series 365, Class 8, IO, 5.50%, 5/25/2036	14,902	3,151

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

GMACM Mortgage Loan Trust Series 2005-AR3, Class 3A4, 3.58%, 6/19/2035 (f)	78,379	72,978

GNMA

Series 2001-10, Class PE, 6.50%, 3/16/2031	347,238	347,218

Series 2003-24, PO, 3/16/2033	1,855	1,831

Series 2004-28, Class S, IF, 19.13%, 4/16/2034 (f)	15,188	23,319

Series 2006-38, Class OH, 6.50%, 8/20/2036	500,000	636,114

Series 2007-45, Class QA, IF, IO, 6.45%, 7/20/2037 (f)	62,691	9,732

Series 2009-79, Class OK, PO, 11/16/2037	36,115	34,576

Series 2007-76, Class SA, IF, IO, 6.34%, 11/20/2037 (f)	49,485	7,285

Series 2008-2, Class MS, IF, IO, 6.96%, 1/16/2038 (f)	50,288	9,980

Series 2015-137, Class WA, 5.49%, 1/20/2038 (f)	279,124	330,531

Series 2009-106, Class ST, IF, IO, 5.81%, 2/20/2038 (f)	165,240	30,622

Series 2008-55, Class SA, IF, IO, 6.01%, 6/20/2038 (f)	29,932	5,245

Series 2009-6, Class SA, IF, IO, 5.90%, 2/16/2039 (f)	20,345	2,732

Series 2009-6, Class SH, IF, IO, 5.85%, 2/20/2039 (f)	61,714	7,393

Series 2009-31, Class TS, IF, IO, 6.11%, 3/20/2039 (f)	65,595	4,975

Series 2009-14, Class KI, IO, 6.50%, 3/20/2039	45,878	8,194

Series 2009-14, Class NI, IO, 6.50%, 3/20/2039	34,318	7,655

Series 2009-22, Class SA, IF, IO, 6.08%, 4/20/2039 (f)	84,438	14,123

Series 2009-102, Class SM, IF, IO, 6.20%, 6/16/2039 (f)	3,059	42

Series 2009-64, Class SN, IF, IO, 5.90%, 7/16/2039 (f)	72,060	11,043

Series 2009-104, Class KB, 5.50%, 11/16/2039	236,000	321,976

Series 2010-130, Class CP, 7.00%, 10/16/2040	53,667	65,152

Series 2011-75, Class SM, IF, IO, 6.41%, 5/20/2041 (f)	104,174	19,611

Series 2013-69, Class MA, 1.50%, 8/20/2042	404,167	407,535

SEE NOTES TO FINANCIAL STATEMENTS.

30	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Collateralized Mortgage Obligations — continued

Series 2016-135, Class Z, 3.00%, 10/20/2046	223,225	241,047

Series 2020-30, Class PT, 4.76%, 3/20/2048 (f)	1,240,813	1,409,449

Series 2011-H19, Class FA, 0.77%, 8/20/2061 (f)	462,840	462,157

Series 2012-H23, Class SA, 0.83%, 10/20/2062 (f)	538,549	538,457

Series 2013-H08, Class FC, 0.75%, 2/20/2063 (f)	486,089	485,147

Series 2013-H09, Class HA, 1.65%, 4/20/2063	97,820	98,138

Series 2014-H17, Class FC, 0.80%, 7/20/2064 (f)	266,735	266,373

Series 2015-H16, Class FG, 0.74%, 7/20/2065 (f)	575,245	573,218

Series 2015-H30, Class FE, 0.90%, 11/20/2065 (f)	748,219	750,122

Series 2016-H11, Class FD, 1.40%, 5/20/2066 (f)	185,942	186,682

Series 2016-H26, Class FC, 1.30%, 12/20/2066 (f)	146,605	149,072

Series 2017-H14, Class FV, 0.80%, 6/20/2067 (f)	370,078	369,604

Goodgreen Trust Series 2017-R1, 5.00%, 10/20/2051	407,904	410,865

GSR Mortgage Loan Trust

Series 2004-6F, Class 1A2, 5.00%, 5/25/2034	41,154	41,591

Series 2004-6F, Class 3A4, 6.50%, 5/25/2034	100,741	107,768

Series 2004-13F, Class 3A3, 6.00%, 11/25/2034	40,470	42,393

Headlands Residential LLC

Series 2017-RPL1, Class A, 3.88%, 8/25/2022 (a) (i)	390,000	395,684

Series 2019-RPL1, Class NOTE, 3.97%, 6/25/2024 (a) (i)	675,000	672,802

Impac Secured Assets Trust Series 2006-1, Class 2A1, 0.53%, 5/25/2036 (f)	18,913	17,421

JP Morgan Mortgage Trust Series 2006-A2, Class 5A3, 4.10%, 11/25/2033 (f)	20,930	20,742

LHOME Mortgage Trust Series 2019-RTL3, Class A1, 3.87%, 7/25/2024 (a)	730,000	733,446

MASTR Adjustable Rate Mortgages Trust Series 2004-13, Class 2A1, 4.33%, 4/21/2034 (f)	12,804	12,586

MASTR Alternative Loan Trust

Series 2004-10, Class 1A1, 4.50%, 9/25/2019	2,313	2,313

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 2004-8, Class 6A1, 5.50%, 9/25/2019	274	282

Series 2004-4, Class 10A1, 5.00%, 5/25/2024	49,872	50,751

Series 2003-9, Class 8A1, 6.00%, 1/25/2034	46,798	48,754

Series 2004-6, Class 7A1, 6.00%, 7/25/2034	79,110	83,920

Series 2004-7, Class 30, PO, 8/25/2034 ‡	7,188	6,054

MASTR Asset Securitization Trust

Series 2003-12, Class 15, PO, 12/25/2018 ‡	76	76

Series 2004-6, Class 15, PO, 7/25/2019 ‡	82	81

Series 2003-11, Class 9A6, 5.25%, 12/25/2033	75,772	77,678

MASTR Resecuritization Trust Series 2005-PO, Class 3, PO, 5/28/2035 ‡ (a)	12,429	10,377

NACC Reperforming Loan REMIC Trust Series 2004-R2, Class A1, 6.50%, 10/25/2034 (a) (f)	25,597	25,140

PHH Alternative Mortgage Trust Series 2007-2, Class 2X, IO, 6.00%, 5/25/2037 ‡	148,647	34,441

RALI Trust

Series 2003-QS9, Class A3, IF, IO, 7.38%, 5/25/2018 ‡ (f)	463	—

Series 2003-QS14, Class A1, 5.00%, 7/25/2018	587	528

Residential Asset Securitization Trust Series 2003-A14, Class A1, 4.75%, 2/25/2019	10	7

RFMSI Trust Series 2005-SA4, Class 1A1, 3.66%, 9/25/2035 (f)	31,474	27,453

RMIP 5.60%, 8/25/2021 ‡	510,166	489,760

SACO I, Inc. Series 1997-2, Class 1A5, 7.00%, 8/25/2036 (a)	2,174	2,175

SART

4.75%, 7/15/2024	471,187	466,475

4.76%, 6/15/2025	569,608	569,608

Seasoned Credit Risk Transfer Trust

Series 2019-1, Class MT, 3.50%, 7/25/2058 ‡	699,451	791,012

Series 2019-3, Class MB, 3.50%, 10/25/2058 ‡	294,557	349,786

Toorak Mortgage Corp. Ltd. Series 2019-2, Class A1, 3.72%, 9/25/2022 (i)	495,000	493,796

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	31

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Collateralized Mortgage Obligations — continued

TVC Mortgage Trust Series 2020-RTL1, Class A1, 3.47%, 9/25/2024 (a)	980,000	972,174

Vendee Mortgage Trust

Series 1994-1, Class 1, 5.30%, 2/15/2024 (f)	13,218	14,050

Series 1994-1, Class 2ZB, 6.50%, 2/15/2024	179,591	193,323

Series 1996-1, Class 1Z, 6.75%, 2/15/2026	45,374	51,785

Series 1996-2, Class 1Z, 6.75%, 6/15/2026	23,934	27,185

Series 1997-1, Class 2Z, 7.50%, 2/15/2027	97,502	111,872

Series 1998-1, Class 2E, 7.00%, 3/15/2028	26,831	30,244

vMobo, Inc. 7.50%, 5/31/2024	518,479	487,775

WaMu Mortgage Pass-Through Certificates Trust

Series 2003-AR8, Class A, 4.37%, 8/25/2033 (f)	5,135	5,061

Series 2003-AR9, Class 1A6, 4.28%, 9/25/2033 (f)	26,249	25,121

Series 2004-AR3, Class A2, 3.66%, 6/25/2034 (f)	8,876	8,556

Washington Mutual Mortgage Pass-Through Certificates WMALT Trust

Series 2005-2, Class 2A3, IF, IO, 4.82%, 4/25/2035 ‡ (f)	210,342	35,923

Series 2005-2, Class 1A4, IF, IO, 4.87%, 4/25/2035 ‡ (f)	498,183	75,806

Series 2005-3, Class CX, IO, 5.50%, 5/25/2035 ‡	140,426	24,397

Series 2005-4, Class CB7, 5.50%, 6/25/2035	128,517	120,542

Series 2005-6, Class 2A4, 5.50%, 8/25/2035	33,531	32,433

Total Collateralized Mortgage Obligations (Cost $33,427,844)		35,193,674

Commercial Mortgage-Backed Securities — 4.7%

BB-UBS Trust Series 2012-SHOW, Class A, 3.43%, 11/5/2036 (a)	300,000	288,430

BXMT Ltd. Series 2017-FL1, Class C, 2.14%, 6/15/2035 ‡ (a) (f)	300,000	292,950

CD Commercial Mortgage Trust Series 2007-CD4, Class XC, IO, 1.51%, 12/11/2049 ‡ (a) (f)	7,400	269

Citigroup Commercial Mortgage Trust Series 2020-GC46, Class A5, 2.72%, 2/15/2053	1,100,000	1,186,333

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Commercial Mortgage Trust

Series 2013-SFS, Class A2, 3.09%, 4/12/2035 (a) (f)	125,000	121,962

Series 2020-CBM, Class A2, 2.90%, 2/10/2037 (a)	750,000	735,581

Series 2020-CBM, Class C, 3.40%, 2/10/2037 ‡ (a)	500,000	455,441

Series 2014-CR19, Class A5, 3.80%, 8/10/2047	200,000	217,794

Series 2015-CR25, Class A4, 3.76%, 8/10/2048	156,000	171,114

CSMC OA LLC

Series 2014-USA, Class A2, 3.95%, 9/15/2037 (a)	885,000	863,709

Series 2014-USA, Class D, 4.37%, 9/15/2037 (a)	100,000	77,198

FHLMC, Multi-Family Structured Pass-Through Certificates

Series KF12, Class A, 0.88%, 9/25/2022 (f)	9,943	9,965

Series KJ09, Class A2, 2.84%, 9/25/2022	122,973	128,568

Series KJ11, Class A2, 2.93%, 1/25/2023	185,352	196,039

Series K038, Class A2, 3.39%, 3/25/2024	229,000	250,341

Series KJ14, Class A2, 2.81%, 9/25/2024	591,000	636,082

Series KPLB, Class A, 2.77%, 5/25/2025	250,000	271,731

Series K065, Class A2, 3.24%, 4/25/2027	215,000	245,585

Series K065, Class AM, 3.33%, 5/25/2027	115,000	131,663

Series K066, Class A2, 3.12%, 6/25/2027	267,000	303,075

Series K070, Class A2, 3.30%, 11/25/2027 (f)	208,000	239,771

Series K072, Class AM, 3.50%, 12/25/2027 (f)	1,000,000	1,164,782

Series K073, Class A2, 3.35%, 1/25/2028	346,000	400,483

Series K079, Class AM, 3.93%, 6/25/2028	588,000	703,036

Series K081, Class A2, 3.90%, 8/25/2028 (f)	395,000	473,642

Series K082, Class A2, 3.92%, 9/25/2028 (f)	1,054,000	1,266,273

SEE NOTES TO FINANCIAL STATEMENTS.

32	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Commercial Mortgage-Backed Securities — continued

FNMA ACES

Series 2015-M17, Class FA, 1.65%, 11/25/2022 (f)	74,006	74,069

Series 2016-M2, Class AV2, 2.15%, 1/25/2023	306,930	314,007

Series 2014-M3, Class A2, 3.50%, 1/25/2024 (f)	722,904	783,505

Series 2015-M3, Class A2, 2.72%, 10/25/2024	961,844	1,032,876

Series 2017-M7, Class A2, 2.96%, 2/25/2027 (f)	803,000	889,639

Series 2015-M10, Class A2, 3.09%, 4/25/2027 (f)	389,000	432,824

Series 2017-M8, Class A2, 3.06%, 5/25/2027 (f)	335,000	374,443

Series 2017-M12, Class A2, 3.18%, 6/25/2027 (f)	381,000	424,122

Series 2018-M10, Class A2, 3.50%, 7/25/2028 (f)	460,000	529,235

Series 2017-M5, Class A2, 3.30%, 4/25/2029 (f)	305,000	349,002

Series 2018-M3, Class A2, 3.19%, 2/25/2030 (f)	185,000	210,687

FREMF Mortgage Trust

Series 2014-K40, Class C, 4.21%, 11/25/2047 (a) (f)	168,000	176,331

Series 2015-K44, Class B, 3.81%, 1/25/2048 (a) (f)	640,000	681,265

Series 2015-K45, Class B, 3.71%, 4/25/2048 (a) (f)	500,000	530,539

Series 2016-K722, Class B, 3.97%, 7/25/2049 (a) (f)	110,000	115,135

Series 2016-K59, Class B, 3.70%, 11/25/2049 (a) (f)	180,000	191,812

Series 2018-K730, Class B, 3.93%, 2/25/2050 (a) (f)	551,000	584,581

Series 2019-K102, Class B, 3.65%, 12/25/2051 (a) (f)	750,000	806,574

Morgan Stanley Capital I Trust Series 2006-IQ12, Class X1, IO, 0.63%, 12/15/2043 ‡ (a) (f)	40,033	1

MRCD MARK Mortgage Trust

Series 2019-PARK, Class A, 2.72%, 12/15/2036 (a)	740,000	749,714

Series 2019-PARK, Class D, 2.72%, 12/15/2036 (a)	987,000	951,441

SBALR Commercial Mortgage Trust Series 2020-RR1, Class A3, 2.83%, 2/13/2053	975,000	1,038,679

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

UBS-BAMLL Trust Series 2012-WRM, Class A, 3.66%, 6/10/2030 (a)	116,000	117,360

UBS-Barclays Commercial Mortgage Trust Series 2012-C2, Class A4, 3.53%, 5/10/2063	104,000	107,595

VNDO Mortgage Trust Series 2013-PENN, Class A, 3.81%, 12/13/2029 (a)	200,000	200,343

WFRBS Commercial Mortgage Trust Series 2011-C3, Class A4, 4.38%, 3/15/2044 (a)	104,971	106,027

Total Commercial Mortgage-Backed Securities (Cost $21,210,441)		22,603,623

U.S. Government Agency Securities — 2.8%

FNMA, STRIPS 16.95%, 3/23/2028 (h)	630,000	575,662

Resolution Funding Corp. STRIPS

14.99%, 7/15/2020 (h)	4,100,000	4,099,650

2.06%, 10/15/2020 (h)	8,000,000	7,992,976

DN, 2.88%, 10/15/2027 (h)	15,000	13,951

Tennessee Valley Authority

5.88%, 4/1/2036	140,000	218,337

4.63%, 9/15/2060	93,000	145,225

4.25%, 9/15/2065	101,000	151,930

Total U.S. Government Agency Securities (Cost $12,834,064)		13,197,731

Foreign Government Securities — 0.3%

Republic of Colombia (Colombia)

3.13%, 4/15/2031	395,000	392,235

7.38%, 9/18/2037	100,000	137,200

United Mexican States (Mexico)

3.60%, 1/30/2025	200,000	211,750

4.13%, 1/21/2026	200,000	216,000

3.75%, 1/11/2028	280,000	292,250

4.75%, 3/8/2044	50,000	52,609

4.35%, 1/15/2047	58,000	58,000

4.50%, 1/31/2050	315,000	324,765

Total Foreign Government Securities (Cost $1,657,732)		1,684,809

Municipal Bonds — 0.1% (j)

New York — 0.1%

Other Revenue — 0.0% (b)

New York State Dormitory Authority, State Personal Income Tax, General Purpose Series D, Rev., 5.60%, 3/15/2040	30,000	42,745

Transportation — 0.1%

Port Authority of New York and New Jersey, Consolidated Series 164, Rev., 5.65%, 11/1/2040	130,000	185,539

Total New York		228,284

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	33

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued

Ohio — 0.0% (b)

Education — 0.0% (b)

Ohio State University, General Receipts Series A, Rev., 4.80%, 6/1/2111	98,000	149,248

Total Municipal Bonds (Cost $256,176)		377,532

	SHARES
Short-Term Investments — 10.0%

Investment Companies — 10.0%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.40% (k) (l) (Cost $47,878,668)	47,851,920	47,894,987

Total Investments — 107.2% (Cost $484,589,265)		512,225,747
Liabilities in Excess of Other Assets — (7.2)%		(34,606,462)

NET ASSETS — 100.0%		477,619,285

Percentages indicated are based on net assets.

Abbreviations

ABS	Asset-backed securities
ACES	Alternative Credit Enhancement Securities
ARM	Adjustable Rate Mortgage. The interest rate shown is the rate in effect as of June 30, 2020.
CSMC	Credit Suisse Mortgage Trust
DN	Discount Notes
ESOP	Employee Stock Ownership Program
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
HB	High Coupon Bonds (a.k.a. “IOettes”) represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO’s the owner also has a right to receive a very small portion of principal. The high interest rates result from taking interest payments from other classes in the Real Estate Mortgage Investment Conduit trust and allocating them to the small principal of the HB class.
ICE	Intercontinental Exchange
IF	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index or have an interest rate that adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the rate in effect as of June 30, 2020. The rate may be subject to a cap and floor.
IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

LIBOR	London Interbank Offered Rate
PO	Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.
REMIC	Real Estate Mortgage Investment Conduit
Rev.	Revenue
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.
TBA	To Be Announced; Security is subject to delayed delivery
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of June 30, 2020.
(d)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of June 30, 2020.
(e)	Security is an interest bearing note with preferred security characteristics.
(f)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of June 30, 2020.
(g)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(h)	The rate shown is the effective yield as of June 30, 2020.
(i)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of June 30, 2020.
(j)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(k)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(l)	The rate shown is the current yield as of June 30, 2020.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

34	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2020 (Unaudited)

JPMorgan Insurance Trust Core Bond Portfolio
ASSETS:
Investments in non-affiliates, at value	$464,330,760
Investments in affiliates, at value	47,894,987
Receivables:
Investment securities sold	164,195
Portfolio shares sold	1,513,512
Interest from non-affiliates	1,958,851
Dividends from affiliates	16,065

Total Assets	515,878,370

LIABILITIES:
Payables:
Due to custodian	2,951
Investment securities purchased	2,361,028
Investment securities purchased — delayed delivery securities	35,391,959
Portfolio shares redeemed	139,464
Accrued liabilities:
Investment advisory fees	148,471
Administration fees	28,833
Distribution fees	58,369
Custodian and accounting fees	59,592
Trustees’ and Chief Compliance Officer’s fees	556
Other	67,862

Total Liabilities	38,259,085

Net Assets	$477,619,285

NET ASSETS:
Paid-in-Capital	$441,648,537
Total distributable earnings (loss)	35,970,748

Total Net Assets	$477,619,285

Net Assets:
Class 1	$182,325,114
Class 2	295,294,171

Total	$477,619,285

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value):
Class 1	15,674,913
Class 2	25,705,006

Net Asset Value, offering and redemption price per share (a):
Class 1	$11.63
Class 2	11.49
Cost of investments in non-affiliates	$436,710,597
Cost of investments in affiliates	47,878,668

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	35

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2020 (Unaudited)

JPMorgan Insurance Trust Core Bond Portfolio
INVESTMENT INCOME:
Interest income from non-affiliates	$5,863,552
Interest income from affiliates	4
Dividend income from affiliates	131,076
Income from securities lending (net) (See Note 2.D.)	117

Total investment income	5,994,749

EXPENSES:
Investment advisory fees	831,361
Administration fees	155,881
Distribution fees — Class 2	312,466
Custodian and accounting fees	74,164
Interest expense to affiliates	59
Professional fees	52,609
Trustees’ and Chief Compliance Officer’s fees	13,635
Printing and mailing costs	27,003
Transfer agency fees — Class 1	824
Transfer agency fees — Class 2	532
Other	13,336

Total expenses	1,481,870

Less fees waived	(23,214)

Net expenses	1,458,656

Net investment income (loss)	4,536,093

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	4,534,487
Investments in affiliates	(2,929)

Net realized gain (loss)	4,531,558

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	13,436,186
Investments in affiliates	15,696

Change in net unrealized appreciation/depreciation	13,451,882

Net realized/unrealized gains (losses)	17,983,440

Change in net assets resulting from operations	$22,519,533

SEE NOTES TO FINANCIAL STATEMENTS.

36	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan Insurance Trust Core Bond Portfolio
	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4,536,093	$8,729,651
Net realized gain (loss)	4,531,558	616,329
Change in net unrealized appreciation/depreciation	13,451,882	16,187,887

Change in net assets resulting from operations	22,519,533	25,533,867

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1	(3,683,230)	(3,946,407)
Class 2	(5,094,363)	(4,091,695)

Total distributions to shareholders	(8,777,593)	(8,038,102)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	83,417,532	54,640,877

NET ASSETS:
Change in net assets	97,159,472	72,136,642
Beginning of period	380,459,813	308,323,171

End of period	$477,619,285	$380,459,813

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$63,274,057	$25,619,828
Distributions reinvested	3,683,230	3,946,407
Cost of shares redeemed	(52,344,488)	(34,012,333)

Change in net assets resulting from Class 1 capital transactions	$14,612,799	$(4,446,098)

Class 2
Proceeds from shares issued	$90,671,910	$77,161,214
Distributions reinvested	5,094,363	4,091,695
Cost of shares redeemed	(26,961,540)	(22,165,934)

Change in net assets resulting from Class 2 capital transactions	$68,804,733	$59,086,975

Total change in net assets resulting from capital transactions	$83,417,532	$54,640,877

SHARE TRANSACTIONS:
Class 1
Issued	5,452,401	2,328,365
Reinvested	321,118	366,086
Redeemed	(4,534,313)	(3,102,651)

Change in Class 1 Shares	1,239,206	(408,200)

Class 2
Issued	7,964,564	7,067,370
Reinvested	449,635	383,837
Redeemed	(2,383,505)	(2,037,560)

Change in Class 2 Shares	6,030,694	5,413,647

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	37

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations		Net investment income	Net realized gain	Total distributions
JPMorgan Insurance Trust Core Bond Portfolio
Class 1
Six Months Ended June 30, 2020 (Unaudited)	$11.24	$0.13	$0.49	$0.62		$(0.23)	$—	$(0.23)
Year Ended December 31, 2019	10.66	0.30	0.56	0.86		(0.28)	—	(0.28)
Year Ended December 31, 2018	10.94	0.29	(0.29)	—	(g)	(0.26)	(0.02)	(0.28)
Year Ended December 31, 2017	10.84	0.29	0.09	0.38		(0.28)	—	(0.28)
Year Ended December 31, 2016	10.91	0.30	(0.07)	0.23		(0.30)	—	(0.30)
Year Ended December 31, 2015	11.19	0.34	(0.21)	0.13		(0.41)	—	(0.41)

Class 2
Six Months Ended June 30, 2020 (Unaudited)	11.09	0.12	0.49	0.61		(0.21)	—	(0.21)
Year Ended December 31, 2019	10.53	0.27	0.55	0.82		(0.26)	—	(0.26)
Year Ended December 31, 2018	10.82	0.26	(0.29)	(0.03)		(0.24)	(0.02)	(0.26)
Year Ended December 31, 2017	10.73	0.26	0.09	0.35		(0.26)	—	(0.26)
Year Ended December 31, 2016	10.81	0.27	(0.07)	0.20		(0.28)	—	(0.28)
Year Ended December 31, 2015	11.10	0.31	(0.21)	0.10		(0.39)	—	(0.39)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Total returns do not include charges that will be imposed by variable insurance contracts or by Eligible Plans. If these charges were reflected, returns would be lower than those shown.
(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

38	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)(e)	Net assets, end of period	Net expenses (f)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$11.63	5.58%	$182,325,114	0.55%	2.34%	0.56%	19%
11.24	8.18	162,192,356	0.58	2.70	0.58	20
10.66	0.05	158,166,910	0.56	2.76	0.61	20
10.94	3.57	171,382,596	0.57	2.66	0.63	21
10.84	2.12	176,565,657	0.59	2.73	0.64	29
10.91	1.12	178,547,019	0.59	3.08	0.61	20

11.49	5.56	295,294,171	0.80	2.08	0.81	19
11.09	7.87	218,267,457	0.83	2.45	0.83	20
10.53	(0.23)	150,156,261	0.81	2.51	0.85	20
10.82	3.30	123,281,632	0.82	2.41	0.87	21
10.73	1.84	73,940,156	0.84	2.47	0.89	29
10.81	0.86	58,993,588	0.84	2.83	0.86	20

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	39

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversification Classification
JPMorgan Insurance Trust Core Bond Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency fees and distribution fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Portfolio’s valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.

A market-based approach is primarily used to value the Portfolio’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s net asset values (“NAV”) per share as of the report date.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by the Portfolio at June 30, 2020.

40	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$36,516,465	$11,801,205	$48,317,670
Collateralized Mortgage Obligations	—	31,918,260	3,275,414	35,193,674
Commercial Mortgage-Backed Securities	—	21,854,962	748,661	22,603,623
Corporate Bonds	—	123,949,293	—	123,949,293
Foreign Government Securities	—	1,684,809	—	1,684,809
Mortgage-Backed Securities	—	109,819,240	—	109,819,240
Municipal Bonds	—	377,532	—	377,532
U.S. Government Agency Securities	—	13,197,731	—	13,197,731
U.S. Treasury Obligations	—	109,187,188	—	109,187,188
Short-Term Investments
Investment Companies	47,894,987	—	—	47,894,987

Total Investments in Securities	$47,894,987	$448,505,480	$15,825,280	$512,225,747

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value:

	Balance as of December 31, 2019	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2020
Investments in Securities
Asset-Backed Securities	$10,224,707	$—	$(557,788)	$(890)	$3,944,190	$(2,248,536)	$1,551,913	$(1,112,391)	$11,801,205
Collateralized Mortgage Obligations	2,958,863	125	97,047	(32,584)	26,172	(273,788)	500,000	(421)	3,275,414
Commercial Mortgage-Backed Securities	397,470	—	(65,343)	(436)	515,194	(19)	—	(98,205)	748,661

Total	$13,581,040	$125	$(526,084)	$(33,910)	$4,485,556	$(2,522,343)	$2,051,913	$(1,211,017)	$15,825,280

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

The changes in net unrealized appreciation (depreciation) attributable to securities owned at June 30, 2020, which were valued using significant unobservable inputs (level 3) amounted to $(525,462). This amount is included in Change in net unrealized appreciation/depreciation of investments in non-affiliates on the Statement of Operations.

There were no significant transfers into or out of level 3 for the six months ended June 30, 2020.

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	41

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (Unaudited) (continued)

Quantitative Information about Level 3 Fair Value Measurements #

	Fair Value at June 30, 2020	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$9,780,406	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 20.00% (10.81%)
			Constant Default Rate	0.00% - 3.10% (0.05%)
			Yield (Discount Rate of Cash Flows)	1.61% - 12.65% (5.65%)

Asset-Backed Securities	9,780,406

	1,937,414	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (60.31%)
			Constant Default Rate	0.00% - 4.60% (0.31%)
			Yield (Discount Rate of Cash Flows)	0.95% - 43.96% (4.86%)

Collateralized Mortgage Obligations	1,937,414

	455,711	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (0.06%)
			Yield (Discount Rate of Cash Flows)	2.96% - 5.64% (5.64%)

Commercial Mortgage-Backed Securities	455,711

Total	$12,173,531

#

The table above does not include certain level 3 investments that are valued by brokers and pricing services. At June 30, 2020, the value of these investments was $3,651,749. The inputs for these investments are not readily available or cannot be reasonably estimated and generally are those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.

The significant unobservable inputs used in the fair value measurement of the Portfolio’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

B. Restricted Securities — Certain securities held by the Portfolio may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Portfolio.

As of June 30, 2020, the Portfolio had no investments in restricted securities other than securities sold to the Portfolio under Rule 144A or Regulation S under the Securities Act.

C. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — The Portfolio purchased when-issued securities and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Portfolio may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.

The Portfolio had delayed delivery securities outstanding as of June 30, 2020, which are shown as a Payable for Investment securities purchased — delayed delivery securities on the Statement of Assets and Liabilities.

D. Securities Lending — The Portfolio is authorized to engage in securities lending in order to generate additional income. The Portfolio is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Portfolio, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund. The Portfolio retains loan fees and the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Portfolio). Upon termination of a loan, the Portfolio is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Portfolio or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.

42	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of collateral investments are disclosed on the SOI.

The Portfolio bears the risk of loss associated with the collateral investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Portfolio to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.15% to 0.06%. For the six months ended June 30, 2020, JPMIM waived fees associated with the Portfolio’s investment in the JPMorgan U.S. Government Money Market Fund as follows:

$26

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statement of Operations as Income from securities lending (net).

The Portfolio did not have any securities out on loan at June 30, 2020.

E. Investment Transactions with Affiliates — The Portfolio invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with the Portfolio may be considered an affiliate. For the purposes of the financial statements, the Portfolio assumes the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below.

	For the six months ended June 30, 2020
Security Description	Value at December 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.40% (a) (b)	$17,075,860	$140,130,584	$109,324,224	$(2,929)	$15,696	$47,894,987	47,851,920	$131,076		$—
JPMorgan U.S. Government Money Market Fund Class IM Shares	52,258	345,829	398,087	—	—	—	—	155	*	—

Total	$17,128,118	$140,476,413	$109,722,311	$(2,929)	$15,696	$47,894,987		$131,231		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2020.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

G. Allocation of Income and Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the applicable portfolios. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

H. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of June 30, 2020, no

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	43

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (Unaudited) (continued)

liability for Federal income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

I. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of the Portfolio and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.40%.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Portfolio’s average daily net assets, plus 0.050% of the Portfolio’s average daily net assets between $10 billion and $20 billion, plus 0.025% of the Portfolio’s average daily net assets between $20 billion and $25 billion, plus 0.01% of the Portfolio’s average daily net assets in excess of $25 billion. For the six months ended June 30, 2020, the effective annualized rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.E.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s principal underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio pursuant to Rule 12b-1 under the 1940 Act. The Class 1 Shares of the Portfolio do not charge a distribution fee. The Distribution Plan provides that the Portfolio shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For performing these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

E. Waivers and Reimbursements — The Adviser (for all share classes), Administrator (for all share classes) and/or JPMDS (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses of the Portfolio (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.60%	0.85%

The expense limitation agreement was in effect for the six months ended June 30, 2020 and is in place until at least April 30, 2021.

For the six months ended June 30, 2020, the Portfolio’s service providers did not waive and/or reimburse fees for the Portfolio.

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expects the Portfolio to repay any such waived fees and reimbursed expenses in future years.

The amount of waivers resulting from investments in these money market funds for the six months ended June 30, 2020 was $23,214.

44	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Portfolio pursuant to Rule 38a-1 under the 1940 Act. The Portfolio, along with affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2020, the Portfolio purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2020, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$127,257,978	$47,432,283	$29,601,083	$29,317,253

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2020 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$484,589,265	$29,583,504	$1,947,022	$27,636,482

As of December 31, 2019, the Portfolio had the following net capital loss carryforwards:

Capital Loss Carryforward Character
Short-Term	Long-Term
$141,276	$32,112

6. Borrowings

The Portfolio relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Portfolio to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to the Trust and may be relied upon by the Portfolio because the Portfolio and the series of the Trust are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Portfolio had no borrowings outstanding from another fund during the six months ended June 30, 2020.

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 2, 2020.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended June 30, 2020.

The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	45

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (Unaudited) (continued)

that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing portfolio must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a portfolio does not comply with the aforementioned requirements, the portfolio must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing portfolio at a rate of interest equal to 1.00%, which has increased to 1.25% pursuant to the amendment referenced below, plus the greater of the federal funds effective rate or one month London InterBank Offered Rate (“LIBOR”). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating portfolios pro rata based on their respective net assets. Effective August 11, 2020, this agreement has been amended and restated for a term of 364 days, unless extended, and to include the change to the interest rate charged for borrowing from the Credit Facility to 1.25%, as noted above, and an upfront fee of 0.075% of the Credit Facility to be charged and paid by all participating funds of the Credit Facility.

The Portfolio did not utilize the Credit Facility during the six months ended June 30, 2020.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Portfolio. However, based on experience, the Portfolio expects the risk of loss to be remote.

As of June 30, 2020, the Portfolio had two individual shareholder and/or non-affiliated omnibus accounts, which owned 57.4% of the Portfolio’s outstanding shares.

Significant shareholder transactions by these shareholders may impact the Portfolio’s performance and liquidity.

The Portfolio is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Portfolio invests in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The Portfolio may face a heightened level of interest rate risk due to certain changes in monetary policy. During periods when interest rates are low or there are negative interest rates, the Portfolio’s yield (and total return) also may be low or the Portfolio may be unable to maintain positive returns. The ability of the issuers of debt to meet their obligations may be affected by economic and political developments in a specific industry or region. The value of a Portfolio’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality.

The Portfolio is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Portfolio is subject to the risk that should the Portfolio decide to sell an illiquid investment when a ready buyer is not available at a price the Portfolio deems representative of its value, the value of the Portfolio’s net assets could be adversely affected.

The Portfolio invests in preferred securities. These securities are typically issued by corporations, generally in the form of interest bearing notes with preferred security characteristics and may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of the Portfolio’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of the Portfolio and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

46	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

The Portfolio is subject to infectious disease epidemics/pandemics risk. Recently, the worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Portfolio’s investments, increase the Portfolio’s volatility, exacerbate other pre-existing political, social and economic risks to the Portfolio and negatively impact broad segments of businesses and populations. The Portfolio’s operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that could also have a significant negative impact on the Portfolio’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	47

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2020, and continued to hold your shares at the end of the reporting period, June 30, 2020.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Insurance Trust Core Bond Portfolio
Class 1
Actual	$1,000.00	$1,055.80	$2.81	0.55%
Hypothetical	1,000.00	1,022.13	2.77	0.55
Class 2
Actual	1,000.00	1,055.60	4.09	0.80
Hypothetical	1,000.00	1,020.89	4.02	0.80

*	Expenses are equal to each Class' respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

48	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

LIQUIDITY RISK MANAGEMENT PROGRAM

(Unaudited)

The Portfolio has adopted the J.P. Morgan Funds Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the 1940 Act (the “Liquidity Rule”). The Program seeks to assess, manage and review the Portfolio’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a portfolio could not meet requests to redeem shares issued by the portfolio without significant dilution of remaining investors’ interests in the portfolio. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquidity Investment Minimum (“HLIM”) established for a J.P. Morgan Fund and any material changes to the Program.

The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). On February 11, 2020, the Board of Trustees reviewed the Program Administrator’s initial written report (the “Report”) concerning the operation of the Program for the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a J.P. Morgan Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.

The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Portfolio. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review the Portfolio’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying the Portfolio’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) whether the Portfolio invested primarily in “Highly Liquid Investments” (as defined under the Liquidity Rule), whether an HLIM should be established for the Portfolio (and, for J.P. Morgan Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether the Portfolio has invested below its HLIM) and the procedures for monitoring for this limit; (4) whether the Portfolio invested more than 15% of its assets in “Illiquid Investments” (as defined under the Liquidity Rule) and the procedures for monitoring for this limit; and (5) specific liquidity events arising during the Program Reporting Period, including the impact on Portfolio liquidity caused by extended non-U.S. market closures.

Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage the Portfolio’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to the Portfolio during the Program Reporting Period.

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	49

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Portfolio’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The Portfolio’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2020. All rights reserved. June 2020.	SAN-JPMITCBP-620

Semi-Annual Report

JPMorgan Insurance Trust

June 30, 2020 (Unaudited)

JPMorgan Insurance Trust Mid Cap Value Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

JULY 28, 2020 (Unaudited)

Dear Shareholders,

While every epoch holds challenges and opportunities, the current year has brought unprecedented challenges that impacted communities both globally and locally. J.P. Morgan Asset Management has directly confronted the challenges of this year, with sensitivity, urgency and a clear vision, serving our shareholders, clients and communities with unwavering commitment.

“J.P. Morgan Asset Management has directly confronted the challenges of this year, with sensitivity, urgency and a clear vision, serving our shareholders, clients and communities with unwavering commitment.” — Andrea L. Lisher

The advent of the COVID-19 pandemic and the ensuing closure of large parts of global, national and local economies also brought severe stress to financial markets. Daily market volatility spiked and yields on U.S. Treasury bonds fell to record lows in March 2020 and by the end of the first quarter of 2020, the value of the S&P 500 Index had declined by 20%. However, the U.S. Federal Reserve, along with other leading central banks, slashed interest rates and unleashed a range of initiatives to seek to ensure liquidity and stability in financial markets. From their lows on March 23, 2020 to the end of the reporting period, the S&P 500 and the Bloomberg Barclays U.S.

Aggregate Index rebounded by 39.3% and 5.0%, respectively, amid accommodative central bank policies, government stimulus programs and global efforts to halt the spread of COVID-19.

Many have faced significant challenges throughout the past year, whether related to the COVID-19 pandemic or the recent acts of racism and discrimination around the world. JPMorgan Chase & Co. has recommitted its firm stance against any form of racism, discrimination, or social injustice. As Brian Lamb, Global Head of Diversity & Inclusion for JPMorgan Chase & Co., recently said, “We are working across the entire firm — being intentional to strengthen our inclusive environment where our employees, customers and partners feel welcomed and valued in the communities where we do business.” To learn more, please visit JPMorgan Chase & Co.’s Diversity & Inclusion web site.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your assets. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Mid Cap Value Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	(19.63)%
Russell Midcap Value Index	(18.09)%

Net Assets as of 6/30/2020	$388,915,866

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Mid Cap Value Portfolio (the “Portfolio”) seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.

HOW DID THE MARKET PERFORM?

U.S. investor sentiment remained positive through January 2020 and weathered a brief flare up in military tension between the U.S. and Iran.

While the S&P 500 reached six new closing highs in February — the last one on February 19 — the final weeks of the month were marked by a broad sell-off of assets and a sharp rise in financial market volatility in reaction to the spread of COVID-19 and the expected economic damage to follow. In early March 2020, the World Health Organization declared COVID-19 a pandemic and as businesses, schools and other institutions across the country began to close, U.S. weekly unemployment claims reached record highs. By the end of the first quarter of 2020, the S&P 500 had declined by 20%.

A U.S. government stimulus package, valued at 10% of U.S. gross domestic product, and the U.S. Federal Reserve’s decision to slash interest rates further and restart its quantitative easing asset purchasing program — along with a range of other stimulus programs — provided support for U.S. and global equity markets in the following months. As economies in Asia and Europe, as well as parts of the U.S., began to reopen in the second quarter of 2020, global prices both for equity and fixed income assets rose.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio’s Class 1 Shares underperformed the Russell Midcap Value Index (the “Benchmark”) for the six months ended June 30, 2020. The Portfolio’s security selection in the real estate and health care sectors was a leading detractor to performance relative to the Benchmark, while the Portfolio’s security selection in the energy and utilities sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Portfolio’s underweight positions in Newmont Corp. and Digital Realty Trust Inc. and its overweight position in Universal Health Services Inc. Shares of Newmont, a gold mining and processing company not held in the Portfolio, rose due to increased investor demand for commodity gold amid financial market volatility in response to the COVID-19 pandemic. Shares of Digital Realty Trust, a real estate trust operating in the data center sector not held in the Portfolio, rose amid investor expectations for increased demand for data centers in response to office closures during the COVID-19 pandemic. Shares of Universal Health Services, an owner/operator of hospitals and health care clinics, fell after the company reported lower-than-expected earnings for the first quarter of 2020.

Leading individual contributors to performance included the Portfolio’s overweight positions in Cabot Oil & Gas Corp., T. Rowe Price Group Inc. and Synopsys Inc. Shares of Cabot Oil & Gas, a natural gas producer operating mainly in U.S. shale formations, rose amid investor expectations for rising demand for natural gas. Shares of T. Rowe Price Group, provider of mutual funds and other investment services, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2020. Shares of Synopsys, a provider of software and consulting to the semiconductor industry, rose after the company reported better-than-expected earnings and revenue for its fiscal second quarter.

HOW WAS THE PORTFOLIO POSITIONED?

The portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in the portfolio managers’ view, sustainable levels of free cash flow. During the reporting period, the Portfolio maintained overweight positions in the financials and consumer discretionary sectors, while maintaining underweight positions in the industrials and materials sectors.

2	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Xcel Energy, Inc.	1.8%
2.	CMS Energy Corp.	1.7
3.	WEC Energy Group, Inc.	1.7
4.	T. Rowe Price Group, Inc.	1.6
5.	Ameriprise Financial, Inc.	1.6
6.	AutoZone, Inc.	1.6
7.	Loews Corp.	1.6
8.	M&T Bank Corp.	1.5
9.	Zimmer Biomet Holdings, Inc.	1.5
10.	Best Buy Co., Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Financials	19.8%
Real Estate	12.3
Industrials	11.0
Utilities	9.8
Consumer Discretionary	9.5
Health Care	7.5
Information Technology	7.5
Materials	5.5
Consumer Staples	4.9
Energy	4.2
Communication Services	3.4
Short-Term Investments	4.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2020. The Portfolio’s composition is subject to change.

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Mid Cap Value Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	September 28, 2001	(19.63)%	(13.95)%	2.34%	10.22%

*	Not annualized.

TEN YEAR PERFORMANCE (6/30/10 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Mid Cap Value Portfolio and the Russell Midcap Value Index from June 30, 2010 to June 30, 2020. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

JPMorgan Insurance Trust Mid Cap Value Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (Unaudited)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 96.8%

Airlines — 0.7%

Southwest Airlines Co.	82,200	2,809,596

Auto Components — 0.8%

BorgWarner, Inc.	83,040	2,931,312

Banks — 7.5%

Citizens Financial Group, Inc.	160,070	4,040,167

Fifth Third Bancorp	247,660	4,774,885

First Republic Bank	34,370	3,642,876

Huntington Bancshares, Inc.	277,690	2,508,929

M&T Bank Corp.	57,058	5,932,320

Regions Financial Corp.	296,550	3,297,636

TCF Financial Corp.	95,030	2,795,783

Zions Bancorp NA	61,640	2,095,760

		29,088,356

Beverages — 1.6%

Constellation Brands, Inc., Class A	22,490	3,934,626

Keurig Dr Pepper, Inc.	77,611	2,204,152

		6,138,778

Building Products — 1.0%

Fortune Brands Home & Security, Inc.	62,090	3,969,414

Capital Markets — 5.6%

Ameriprise Financial, Inc.	42,400	6,361,696

Northern Trust Corp.	55,770	4,424,792

Raymond James Financial, Inc.	63,910	4,398,925

T. Rowe Price Group, Inc.	52,530	6,487,455

		21,672,868

Chemicals — 1.2%

Sherwin-Williams Co. (The)	8,193	4,734,325

Communications Equipment — 0.7%

CommScope Holding Co., Inc. *	123,550	1,029,172

Motorola Solutions, Inc.	12,510	1,753,026

		2,782,198

Construction Materials — 1.0%

Martin Marietta Materials, Inc.	19,650	4,059,100

Consumer Finance — 0.5%

Discover Financial Services	40,440	2,025,640

Containers & Packaging — 3.3%

Ball Corp.	58,040	4,033,200

Packaging Corp. of America	23,940	2,389,212

Silgan Holdings, Inc.	116,850	3,784,771

Westrock Co.	95,940	2,711,264

		12,918,447

INVESTMENTS	SHARES	VALUE($)

Distributors — 0.7%

Genuine Parts Co.	31,589	2,746,979

Electric Utilities — 4.2%

Edison International	86,000	4,670,660

Entergy Corp.	47,470	4,453,161

Xcel Energy, Inc.	114,270	7,141,875

		16,265,696

Electrical Equipment — 2.9%

Acuity Brands, Inc.	35,620	3,410,258

AMETEK, Inc.	49,240	4,400,579

Hubbell, Inc.	27,880	3,495,037

		11,305,874

Electronic Equipment, Instruments & Components — 4.1%

Amphenol Corp., Class A	46,760	4,480,076

CDW Corp.	35,740	4,152,273

Keysight Technologies, Inc. *	30,950	3,119,141

SYNNEX Corp.	35,770	4,284,173

		16,035,663

Equity Real Estate Investment Trusts (REITs) — 11.0%

American Campus Communities, Inc.	45,190	1,579,842

American Homes 4 Rent, Class A	122,840	3,304,396

AvalonBay Communities, Inc.	30,870	4,773,737

Boston Properties, Inc.	48,790	4,409,640

Brixmor Property Group, Inc.	185,590	2,379,264

Essex Property Trust, Inc. (a)	12,170	2,788,999

Federal Realty Investment Trust	32,250	2,748,022

Host Hotels & Resorts, Inc.	105,100	1,134,029

JBG SMITH Properties	53,522	1,582,646

Kimco Realty Corp.	178,580	2,292,967

Outfront Media, Inc.	110,527	1,566,168

Rayonier, Inc.	124,585	3,088,462

Regency Centers Corp.	42,100	1,931,969

Ventas, Inc.	38,860	1,423,053

Vornado Realty Trust	74,034	2,828,839

Weyerhaeuser Co.	126,110	2,832,431

WP Carey, Inc.	31,120	2,105,268

		42,769,732

Food & Staples Retailing — 1.4%

Kroger Co. (The)	123,044	4,165,039

US Foods Holding Corp. *	67,490	1,330,903

		5,495,942

Food Products — 0.9%

Post Holdings, Inc. *	41,811	3,663,480

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Mid Cap Value Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Gas Utilities — 1.0%

National Fuel Gas Co.	91,760	3,847,497

Health Care Equipment & Supplies — 1.5%

Zimmer Biomet Holdings, Inc.	47,970	5,725,699

Health Care Providers & Services — 6.2%

AmerisourceBergen Corp.	51,010	5,140,278

Cigna Corp.	21,440	4,023,216

Henry Schein, Inc. *	51,180	2,988,400

Humana, Inc.	6,580	2,551,395

Laboratory Corp. of America Holdings *	33,280	5,528,141

Universal Health Services, Inc., Class B	41,451	3,850,383

		24,081,813

Hotels, Restaurants & Leisure — 0.2%

Darden Restaurants, Inc.	10,260	777,400

Household Durables — 1.9%

Mohawk Industries, Inc. *	36,670	3,731,539

Newell Brands, Inc.	229,619	3,646,350

		7,377,889

Household Products — 0.9%

Energizer Holdings, Inc. (a)	75,990	3,608,765

Industrial Conglomerates — 1.1%

Carlisle Cos., Inc.	37,110	4,440,954

Insurance — 6.5%

Alleghany Corp.	4,918	2,405,591

Hartford Financial Services Group, Inc. (The)	111,500	4,298,325

Lincoln National Corp.	51,840	1,907,194

Loews Corp.	183,650	6,297,358

Marsh & McLennan Cos., Inc.	37,460	4,022,080

Progressive Corp. (The)	45,510	3,645,806

WR Berkley Corp.	47,415	2,716,405

		25,292,759

Internet & Direct Marketing Retail — 0.4%

Expedia Group, Inc.	21,230	1,745,106

IT Services — 0.9%

Jack Henry & Associates, Inc.	18,020	3,316,221

Machinery — 5.3%

IDEX Corp.	26,170	4,135,907

ITT, Inc.	73,590	4,322,676

Lincoln Electric Holdings, Inc.	48,370	4,074,689

Middleby Corp. (The) *	48,290	3,812,013

Snap-on, Inc. (a)	31,630	4,381,071

		20,726,356

INVESTMENTS	SHARES	VALUE($)

Media — 3.5%

Discovery, Inc., Class C *	187,310	3,607,591

DISH Network Corp., Class A *	40,999	1,414,875

Liberty Broadband Corp., Class C *	28,730	3,561,371

Liberty Media Corp.-Liberty SiriusXM, Class C *	143,564	4,945,780

		13,529,617

Multiline Retail — 0.6%

Kohl’s Corp.	66,500	1,381,205

Nordstrom, Inc. (a)	54,180	839,248

		2,220,453

Multi-Utilities — 4.8%

CMS Energy Corp.	115,560	6,751,015

Sempra Energy	44,160	5,176,877

WEC Energy Group, Inc.	74,770	6,553,590

		18,481,482

Oil, Gas & Consumable Fuels — 4.2%

Cabot Oil & Gas Corp.	181,307	3,114,854

Diamondback Energy, Inc.	121,660	5,087,821

EQT Corp.	178,230	2,120,937

Equitrans Midstream Corp.	177,148	1,472,100

Williams Cos., Inc. (The)	243,580	4,632,892

		16,428,604

Personal Products — 0.2%

Coty, Inc., Class A	136,482	610,075

Real Estate Management & Development — 1.5%

CBRE Group, Inc., Class A *	101,070	4,570,385

Cushman & Wakefield plc *	97,900	1,219,834

		5,790,219

Semiconductors & Semiconductor Equipment — 0.8%

Analog Devices, Inc.	26,470	3,246,281

Software — 1.1%

Synopsys, Inc. *	20,950	4,085,250

Specialty Retail — 3.7%

AutoZone, Inc. *	5,638	6,360,341

Best Buy Co., Inc.	64,720	5,648,114

Gap, Inc. (The) (a)	186,530	2,354,009

		14,362,464

Textiles, Apparel & Luxury Goods — 1.4%

Carter’s, Inc.	19,140	1,544,598

PVH Corp.	16,330	784,657

Ralph Lauren Corp. (a)	41,120	2,982,022

		5,311,277

Total Common Stocks (Cost $289,438,056)		376,419,581

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

INVESTMENTS	SHARES	VALUE($)
Short-Term Investments — 4.7%

Investment Companies — 3.2%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.06% (b) (c) (Cost $12,476,838)	12,476,838	12,476,838

Investment of Cash Collateral From Securities Loaned — 1.5%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.51% (b) (c)	999,800	1,000,200

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (b) (c)	4,924,093	4,924,093

Total Investment of Cash Collateral From Securities Loaned (Cost $5,924,093)		5,924,293

Total Short-Term Investments (Cost $18,400,931)		18,401,131

Total Investments — 101.5% (Cost $307,838,987)		394,820,712
Liabilities in Excess of Other Assets — (1.5)%		(5,904,846)

NET ASSETS — 100.0%		388,915,866

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at June 30, 2020. The total value of securities on loan at June 30, 2020 is $5,829,976.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	7

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2020 (Unaudited)

JPMorgan Insurance Trust Mid Cap Value Portfolio
ASSETS:
Investments in non-affiliates, at value	$376,419,581
Investments in affiliates, at value	12,476,838
Investment of cash collateral received from securities loaned, at value (See Note 2.B.)	5,924,293
Receivables:
Investment securities sold	1,818,061
Portfolio shares sold	279,018
Dividends from non-affiliates	737,122
Dividends from affiliates	962
Securities lending income (See Note 2.B.)	1,651

Total Assets	397,657,526

LIABILITIES:
Payables:
Investment securities purchased	1,966,070
Collateral received on securities loaned (See Note 2.B.)	5,924,293
Portfolio shares redeemed	565,385
Accrued liabilities:
Investment advisory fees	210,134
Administration fees	24,566
Custodian and accounting fees	8,669
Trustees’ and Chief Compliance Officer’s fees	351
Other	42,192

Total Liabilities	8,741,660

Net Assets	$388,915,866

NET ASSETS:
Paid-in-Capital	$285,373,942
Total distributable earnings (loss)	103,541,924

Total Net Assets	$388,915,866

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value):	44,592,485

Net Asset Value, offering and redemption price per share (a):	$8.72

Cost of investments in non-affiliates	$289,438,056
Cost of investments in affiliates	12,476,838
Investment securities on loan, at value (See Note 2.B.)	5,829,976
Cost of investment of cash collateral (See Note 2.B.)	5,924,093

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2020 (Unaudited)

JPMorgan Insurance Trust Mid Cap Value Portfolio
INVESTMENT INCOME:
Interest income from non-affiliates	$28
Dividend income from non-affiliates	4,748,868
Dividend income from affiliates	27,195
Income from securities lending (net) (See Note 2.B.)	7,850

Total investment income	4,783,941

EXPENSES:
Investment advisory fees	1,323,051
Administration fees	152,661
Custodian and accounting fees	13,187
Professional fees	27,070
Trustees’ and Chief Compliance Officer’s fees	13,478
Printing and mailing costs	5,478
Transfer agency fees	2,484
Other	15,996

Total expenses	1,553,405

Less fees waived	(10,241)

Net expenses	1,543,164

Net investment income (loss)	3,240,777

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	15,237,343
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(111,724,889)
Investments in affiliates	200

Change in net unrealized appreciation/depreciation	(111,724,689)

Net realized/unrealized gains (losses)	(96,487,346)

Change in net assets resulting from operations	$(93,246,569)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	9

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan Insurance Trust Mid Cap Value Portfolio
	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,240,777	$6,316,380
Net realized gain (loss)	15,237,343	26,400,545
Change in net unrealized appreciation/depreciation	(111,724,689)	80,490,442

Change in net assets resulting from operations	(93,246,569)	113,207,367

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	(31,576,159)	(40,130,971)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	19,441,433	(24,741,858)

NET ASSETS:
Change in net assets	(105,381,295)	48,334,538
Beginning of period	494,297,161	445,962,623

End of period	$388,915,866	$494,297,161

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$48,355,445	$35,723,954
Distributions reinvested	31,576,158	40,130,971
Cost of shares redeemed	(60,490,170)	(100,596,783)

Change in net assets resulting from capital transactions	$19,441,433	$(24,741,858)

SHARE TRANSACTIONS:
Issued	5,559,991	3,179,998
Reinvested	3,680,205	3,736,589
Redeemed	(6,486,706)	(8,985,068)

Change in Shares	2,753,490	(2,068,481)

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	11

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Insurance Trust Mid Cap Value Portfolio
Six Months Ended June 30, 2020 (Unaudited)	$11.81	$0.08	$(2.41)	$(2.33)	$(0.15)	$(0.61)	$(0.76)
Year Ended December 31, 2019	10.16	0.15	2.47	2.62	(0.19)	(0.78)	(0.97)
Year Ended December 31, 2018	11.83	0.17	(1.54)	(1.37)	(0.11)	(0.19)	(0.30)
Year Ended December 31, 2017	10.98	0.11	1.34	1.45	(0.09)	(0.51)	(0.60)
Year Ended December 31, 2016	10.19	0.10	1.33	1.43	(0.09)	(0.55)	(0.64)
Year Ended December 31, 2015	11.41	0.09	(0.34)	(0.25)	(0.11)	(0.86)	(0.97)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Total returns do not include charges that will be imposed by variable insurance contracts or by Eligible Plans. If these charges were reflected, returns would be lower than those shown.
(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)(e)	Net assets, end of period	Net expenses (f)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$8.72	(19.63)%	$388,915,866	0.76%	1.59%	0.76%	14%
11.81	26.76	494,297,161	0.76	1.31	0.77	10
10.16	(11.84)	445,962,623	0.76	1.43	0.77	13
11.83	13.76	572,519,790	0.77	0.95	0.78	14
10.98	14.69	544,169,517	0.77	0.95	0.78	28
10.19	(2.66)	436,189,204	0.77	0.87	0.77	17

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	13

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Class Offered	Diversification Classification
JPMorgan Insurance Trust Mid Cap Value Portfolio	Class 1	Diversified

The investment objective of the Portfolio is to seek capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Portfolio’s valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis, with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset value (“NAV”) of the Portfolio is calculated on a valuation date.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$394,820,712	$—	$—	$394,820,712

(a)	Please refer to the SOI for industry specifics of portfolio holdings.

14	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

B. Securities Lending — The Portfolio is authorized to engage in securities lending in order to generate additional income. The Portfolio is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Portfolio, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Portfolio retains loan fees and the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Portfolio). Upon termination of a loan, the Portfolio is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Portfolio or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of collateral investments are disclosed on the SOI.

The Portfolio bears the risk of loss associated with the collateral investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

The following table presents the Portfolio’s value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Portfolio as of June 30, 2020.

Investment Securities on Loan, at value, Presented on the Statement of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
$5,829,976	$(5,829,976)	$—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Portfolio to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.15% to 0.06%. For the six months ended June 30, 2020, JPMIM waived fees associated with the Portfolio’s investment in the JPMorgan U.S. Government Money Market Fund as follows:

$996

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statement of Operations as Income from securities lending (net).

C. Investment Transactions with Affiliates — The Portfolio invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with the Portfolio may be considered an affiliate. For the purposes of the financial statements, the Portfolio assumes the issuers

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	15

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (Unaudited) (continued)

listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below.

	For the six months ended June 30, 2020
Security Description	Value at December 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.51% (a) (b)	$—	$2,000,000	$1,000,000	$—	$200	$1,000,200	999,800	$3,594	*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a) (b)	—	54,232,128	49,308,035	—	—	4,924,093	4,924,093	6,111	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.06% (a) (b)	9,285,917	43,362,796	40,171,875	—	—	12,476,838	12,476,838	27,195		—

Total	$9,285,917	$99,594,924	$90,479,910	$—	$200	$18,401,131		$36,900		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2020.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

To the extent such information is publicly available, the Portfolio records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

E. Allocation of Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the applicable portfolios.

F. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of June 30, 2020, no liability for Federal income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income and net realized capital gains, if any, are generally declared and paid at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of the Portfolio and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.65%.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.E

16	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Portfolio’s average daily net assets, plus 0.050% of the Portfolio’s average daily net assets between $10 billion and $20 billion, plus 0.025% of the Portfolio’s average daily net assets between $20 billion and $25 billion, plus 0.01% of the Portfolio’s average daily net assets in excess of $25 billion. For the six months ended June 30, 2020, the effective annualized rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.E.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s principal underwriter and promotes and arranges for the sale of the Portfolio’s shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For performing these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

E. Waivers and Reimbursements — The Adviser and/or Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses of the Portfolio (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed 0.90% of the Portfolio’s average daily net assets.

The expense limitation agreement was in effect for the six months ended June 30, 2020 and is in place until at least April 30, 2021.

For the six months ended June 30, 2020, the Portfolio’s service providers did not waive/reimburse fees for the Portfolio.

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser and/or the Administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expects the Portfolio to repay any such waived fees and reimbursed expenses in future years.

The amount of waivers resulting from investments in these money market funds for the six months ended June 30, 2020 was $10,241.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Portfolio pursuant to Rule 38a-1 under the 1940 Act. The Portfolio, along with affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2020, the Portfolio purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2020, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$54,356,282	$65,346,489

During the six months ended June 30, 2020, there were no purchases or sales of U.S. Government securities.

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (Unaudited) (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2020 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$307,838,987	$123,295,720	$36,313,995	$86,981,725

As of December 31, 2019, the Portfolio did not have any net capital loss carryforwards.

6. Borrowings

The Portfolio relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Portfolio to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to the Trust and may be relied upon by the Portfolio because the Portfolio and the series of the Trust are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Portfolio had no borrowings outstanding from another fund during the six months ended June 30, 2020.

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 2, 2020.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended June 30, 2020.

The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing portfolio must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a portfolio does not comply with the aforementioned requirements, the portfolio must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing portfolio at a rate of interest equal to 1.00%, which has increased to 1.25% pursuant to the amendment referenced below, plus the greater of the federal funds effective rate or one month London InterBank Offered Rate (“LIBOR”). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating portfolios pro rata based on their respective net assets. Effective August 11, 2020, this agreement has been amended and restated for a term of 364 days, unless extended, and to include the change to the interest rate charged for borrowing from the Credit Facility to 1.25%, as noted above, and an upfront fee of 0.075% of the Credit Facility to be charged and paid by all participating funds of the Credit Facility.

The Portfolio did not utilize the Credit Facility during the six months ended June 30, 2020.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Portfolio. However, based on experience, the Portfolio expects the risk of loss to be remote.

As of June 30, 2020, the Portfolio had two individual shareholder and/or non-affiliated omnibus accounts, which owned 76.5% of the Portfolio’s outstanding shares.

Significant shareholder transactions by these shareholders may impact the Portfolio’s performance and liquidity.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is

18	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of the Portfolio’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of the Portfolio and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Portfolio is subject to infectious disease epidemics/pandemics risk. Recently, the worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Portfolio’s investments, increase the Portfolio’s volatility, exacerbate other pre-existing political, social and economic risks to the Portfolio and negatively impact broad segments of businesses and populations. The Portfolio’s operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that could also have a significant negative impact on the Portfolio’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	19

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, January 1, 2020, and continued to hold your shares at the end of the reporting period, June 30, 2020.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Insurance Trust Mid Cap Value Portfolio
Actual	$1,000.00	$803.70	$3.41	0.76%
Hypothetical	1,000.00	1,021.08	3.82	0.76

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

20	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

LIQUIDITY RISK MANAGEMENT PROGRAM

(Unaudited)

The Portfolio has adopted the J.P. Morgan Funds Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the 1940 Act (the “Liquidity Rule”). The Program seeks to assess, manage and review the Portfolio’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a portfolio could not meet requests to redeem shares issued by the portfolio without significant dilution of remaining investors’ interests in the portfolio. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquidity Investment Minimum (“HLIM”) established for a J.P. Morgan Fund and any material changes to the Program.

The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). On February 11, 2020, the Board of Trustees reviewed the Program Administrator’s initial written report (the “Report”) concerning the operation of the Program for the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a J.P. Morgan Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.

The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Portfolio. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review the Portfolio’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying the Portfolio’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) whether the Portfolio invested primarily in “Highly Liquid Investments” (as defined under the Liquidity Rule), whether an HLIM should be established for the Portfolio (and, for J.P. Morgan Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether the Portfolio has invested below its HLIM) and the procedures for monitoring for this limit; (4) whether the Portfolio invested more than 15% of its assets in “Illiquid Investments” (as defined under the Liquidity Rule) and the procedures for monitoring for this limit; and (5) specific liquidity events arising during the Program Reporting Period, including the impact on Portfolio liquidity caused by extended non-U.S. market closures.

Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage the Portfolio’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to the Portfolio during the Program Reporting Period.

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	21

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Portfolio’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The Portfolio’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2020. All rights reserved. June 2020.	SAN-JPMITMCVP-620

Semi-Annual Report

JPMorgan Insurance Trust

June 30, 2020 (Unaudited)

JPMorgan Insurance Trust Small Cap Core Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectuses for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

JULY 28, 2020 (Unaudited)

Dear Shareholders,

While every epoch holds challenges and opportunities, the current year has brought unprecedented challenges that impacted communities both globally and locally. J.P. Morgan Asset Management has directly confronted the challenges of this year, with sensitivity, urgency and a clear vision, serving our shareholders, clients and communities with unwavering commitment.

“J.P. Morgan Asset Management has directly confronted the challenges of this year, with sensitivity, urgency and a clear vision, serving our shareholders, clients and communities with unwavering commitment.” — Andrea L. Lisher

The advent of the COVID-19 pandemic and the ensuing closure of large parts of global, national and local economies also brought severe stress to financial markets. Daily market volatility spiked and yields on U.S. Treasury bonds fell to record lows in March 2020 and by the end of the first quarter of 2020, the value of the S&P 500 Index had declined by 20%. However, the U.S. Federal Reserve, along with other leading central banks, slashed interest rates and unleashed a range of initiatives to seek to ensure liquidity and stability in financial markets. From their lows on March 23, 2020 to the end of the reporting period, the S&P 500 and the Bloomberg Barclays U.S.

Aggregate Index rebounded by 39.3% and 5.0%, respectively, amid accommodative central bank policies, government stimulus programs and global efforts to halt the spread of COVID-19.

Many have faced significant challenges throughout the past year, whether related to the COVID-19 pandemic or the recent acts of racism and discrimination around the world. JPMorgan Chase & Co. has recommitted its firm stance against any form of racism, discrimination, or social injustice. As Brian Lamb, Global Head of Diversity & Inclusion for JPMorgan Chase & Co., recently said, “We are working across the entire firm — being intentional to strengthen our inclusive environment where our employees, customers and partners feel welcomed and valued in the communities where we do business.” To learn more, please visit JPMorgan Chase & Co.’s Diversity & Inclusion web site.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your assets. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Small Cap Core Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	(17.81)%
Russell 2000 Index	(12.98)%

Net Assets as of 6/30/2020	$159,699,030

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Small Cap Core Portfolio (the “Portfolio”) seeks capital growth over the long term.

HOW DID THE MARKET PERFORM?

U.S. investor sentiment remained positive through January 2020 and weathered a brief flare up in military tension between the U.S. and Iran.

While the S&P 500 reached six new closing highs in February — the last one on February 19 — the final weeks of the month were marked by a broad sell-off of assets and a sharp rise in financial market volatility in reaction to the spread of COVID-19 and the expected economic damage to follow. In early March 2020, the World Health Organization declared COVID-19 a pandemic and as businesses, schools and other institutions across the country began to close, U.S. weekly unemployment claims reached record highs. By the end of the first quarter of 2020, the S&P 500 had declined by 20%.

A U.S. government stimulus package, valued at 10% of U.S. gross domestic product, and the U.S. Federal Reserve’s decision to slash interest rates further and restart its quantitative easing asset purchasing program — along with a range of other stimulus programs — provided support for U.S. and global equity markets in the following months. As economies in Asia and Europe, as well as parts of the U.S., began to reopen in the second quarter of 2020, global prices both for equity and fixed income assets rose.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio’s Class 1 Shares underperformed the Russell 2000 Index (the “Benchmark”) for the six months ended June 30, 2020. The Portfolio’s security selection in the health care and industrials sectors was a leading detractor from performance relative to the Benchmark, while the Portfolio’s security selection in the consumer discretionary and real estate sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Portfolio’s underweight position in Teladoc Health Inc. and its overweight positions in Tenet Healthcare Corp. and Tivity Health Inc. Shares of Teladoc Health, a provider of online health care services, rose amid investor expectations that the company would benefit from at-home quarantines in response to the COVID-19 pandemic. Shares of Tenet Healthcare, a health care facilities operator, fell amid investor concerns about the impact of the COVID-19 pandemic on the company’s business. Shares of Tivity Health, a provider of weight loss and fitness products, fell after the company reported lower-than-expected earnings and revenue for the fourth quarter of 2019.

Leading individual contributors to relative performance included the Portfolio’s overweight positions in Stamps.com Inc. and Vir Biotechnology Inc., and its out-of-Benchmark position in Horizon Therapeutics PLC. Shares of Stamps.com, an internet provider of postal services, rose after the company reported better-than-expected earnings for the fourth quarter of 2019 and issued an upbeat earnings forecast for 2020. Shares of Vir Biotechnology, a developer of immunology treatments, rose after it entered into a partnership with GlaxoSmithKline to develop a COVID-19 antibody treatment. Shares of Horizon Therapeutics, a pharmaceuticals company, rose after an advisory committee of the U.S. Food and Drug Administration recommended approval of the company’s drug for thyroid eye disease.

HOW WAS THE PORTFOLIO POSITIONED?

In accordance with its investment process, the portfolio managers take limited sector bets and construct the Portfolio so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The portfolio managers employ a bottom-up approach to stock selection, using quantitative screening and the adviser’s proprietary analysis to construct a portfolio of companies that the portfolio managers believe are attractively valued and possess strong momentum. During the reporting period, the Portfolio was managed and positioned in accordance with this investment process.

2	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Deckers Outdoor Corp.	1.1%
2.	Magellan Health, Inc.	1.0
3.	Horizon Therapeutics plc	0.8
4.	Argan, Inc.	0.8
5.	ArcBest Corp.	0.8
6.	Hub Group, Inc., Class A	0.8
7.	Sanmina Corp.	0.8
8.	STAG Industrial, Inc.	0.7
9.	Commercial Metals Co.	0.7
10.	Cornerstone OnDemand, Inc.	0.7

PORTFOLIO COMPOSITION BY SECTOR***
Health Care	19.6%
Financials	15.2
Industrials	14.7
Information Technology	11.9
Consumer Discretionary	10.1
Real Estate	6.2
Materials	4.5
Utilities	3.1
Consumer Staples	2.6
Communication Services	2.6
Energy	1.9
Short-Term Investments	7.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2020. The Portfolio’s composition is subject to change.

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Small Cap Core Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	January 3, 1995	(17.81)%	(12.17)%	2.69%	10.40%
CLASS 2 SHARES	April 24, 2009	(17.95)	(12.41)	2.41	10.11

*	Not annualized.

TEN YEAR PERFORMANCE (6/30/10 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Small Cap Core Portfolio and the Russell 2000 Index from June 30, 2010 to June 30, 2020. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable.

The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (Unaudited)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 99.1%

Aerospace & Defense — 0.9%

AAR Corp.	21,300	440,271

Aerojet Rocketdyne Holdings, Inc. *	2,400	95,136

Moog, Inc., Class A	2,200	116,556

Park Aerospace Corp.	21,900	243,966

Vectrus, Inc. *	9,500	466,735

		1,362,664

Air Freight & Logistics — 0.9%

Echo Global Logistics, Inc. *	4,800	103,776

Hub Group, Inc., Class A *	28,200	1,349,652

		1,453,428

Airlines — 0.3%

Hawaiian Holdings, Inc.	36,300	509,652

Auto Components — 1.3%

Adient plc *	39,500	648,590

American Axle & Manufacturing Holdings, Inc. *	25,700	195,320

Cooper Tire & Rubber Co.	13,200	364,452

Dana, Inc.	51,300	625,347

Goodyear Tire & Rubber Co. (The)	18,100	161,904

Modine Manufacturing Co. *	3,700	20,424

		2,016,037

Banks — 8.1%

Ameris Bancorp(a)	7,235	170,674

Associated Banc-Corp.	11,100	151,848

Bancorp, Inc. (The) *	31,300	306,740

Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	30,400	741,456

Bar Harbor Bankshares	8,500	190,315

Business First Bancshares, Inc.	6,400	98,240

California Bancorp, Inc. *	2,000	29,800

Capital Bancorp, Inc. *	2,400	25,680

Capstar Financial Holdings, Inc.	5,400	64,800

Cathay General Bancorp	5,300	139,390

CB Financial Services, Inc.	1,300	28,366

Central Valley Community Bancorp	2,100	32,319

Citizens Holding Co.	1,200	30,000

Community Trust Bancorp, Inc.	864	28,305

ConnectOne Bancorp, Inc.	50,700	817,284

Customers Bancorp, Inc. *	23,300	280,066

Enterprise Financial Services Corp.	1,000	31,120

Financial Institutions, Inc.	11,900	221,459

First BanCorp (Puerto Rico)	116,200	649,558

First Bank	3,000	19,560

First Business Financial Services, Inc.	3,000	49,350

INVESTMENTS	SHARES	VALUE($)

Banks — continued

First Choice Bancorp	900	14,742

First Community Bankshares, Inc.	2,300	51,635

First Hawaiian, Inc.	5,450	93,958

First Horizon National Corp. (a)	86,200	858,552

First Internet Bancorp	3,800	63,156

Great Southern Bancorp, Inc.	4,300	173,548

Hancock Whitney Corp.	15,700	332,840

Hanmi Financial Corp.	22,025	213,863

Hilltop Holdings, Inc.	17,800	328,410

IBERIABANK Corp.	10,175	463,369

Investar Holding Corp.	5,900	85,550

Investors Bancorp, Inc.	141,300	1,201,050

Macatawa Bank Corp.	6,100	47,702

Meridian Corp. *	1,900	30,115

Metropolitan Bank Holding Corp. *	2,400	76,992

Mid Penn Bancorp, Inc. (a)	2,100	38,703

Northeast Bank	2,700	47,385

OceanFirst Financial Corp.	53,900	950,257

PacWest Bancorp	15,933	314,039

Popular, Inc. (Puerto Rico)	20,100	747,117

RBB Bancorp	3,200	43,680

Select Bancorp, Inc. *	23,921	194,717

Shore Bancshares, Inc.	4,100	45,469

Sierra Bancorp	1,950	36,816

Signature Bank	1,700	181,764

Sterling Bancorp	16,700	195,724

Synovus Financial Corp.	14,700	301,791

Umpqua Holdings Corp.	51,400	546,896

United Community Banks, Inc.	11,600	233,392

Wintrust Financial Corp.	5,200	226,824

Zions Bancorp NA	19,900	676,600

		12,922,986

Biotechnology — 9.1%

Aduro Biotech, Inc. *	114,900	265,419

Akebia Therapeutics, Inc. *	21,300	289,254

Alector, Inc. * (a)	17,900	437,476

Allogene Therapeutics, Inc. *	17,200	736,504

Amicus Therapeutics, Inc. *	35,800	539,864

AnaptysBio, Inc. *	30,500	681,370

Arrowhead Pharmaceuticals, Inc. * (a)	18,900	816,291

Assembly Biosciences, Inc. *	16,300	380,116

Atara Biotherapeutics, Inc. *	3,300	48,081

Bluebird Bio, Inc. *	2,500	152,600

Blueprint Medicines Corp. *	7,600	592,800

Bridgebio Pharma, Inc. * (a)	9,000	293,490

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Biotechnology — continued

Catalyst Pharmaceuticals, Inc. *	75,200	347,424

Coherus Biosciences, Inc. * (a)	23,100	412,566

Concert Pharmaceuticals, Inc. *	11,900	118,405

Dicerna Pharmaceuticals, Inc. *	26,800	680,720

Esperion Therapeutics, Inc. * (a)	8,900	456,659

FibroGen, Inc. *	7,600	308,028

Gritstone Oncology, Inc. * (a)	5,200	34,528

Heron Therapeutics, Inc. * (a)	37,900	557,509

Homology Medicines, Inc. *	13,900	211,141

Immunomedics, Inc. *	29,500	1,045,480

Insmed, Inc. *	16,300	448,902

Jounce Therapeutics, Inc. *	14,600	100,740

Kura Oncology, Inc. *	2,300	37,490

MeiraGTx Holdings plc *	12,500	156,500

Mustang Bio, Inc. *	216,700	689,106

Principia Biopharma, Inc. *	600	35,874

Radius Health, Inc. *	2,000	27,260

REVOLUTION Medicines, Inc. *	5,400	170,478

Rhythm Pharmaceuticals, Inc. *	9,100	202,930

Sage Therapeutics, Inc. *	7,600	316,008

Sarepta Therapeutics, Inc. * (a)	3,400	545,156

Sutro Biopharma, Inc. * (a)	4,300	33,368

Syros Pharmaceuticals, Inc. * (a)	87,600	933,816

TCR2 Therapeutics, Inc. *	8,700	133,632

Viela Bio, Inc. * (a)	11,000	476,520

Vir Biotechnology, Inc. * (a)	11,900	487,543

Xencor, Inc. *	6,900	223,491

Y-mAbs Therapeutics, Inc. *	1,400	60,480

		14,485,019

Building Products — 1.1%

Builders FirstSource, Inc. *	16,100	333,270

Caesarstone Ltd.	21,000	248,850

Cornerstone Building Brands, Inc. *	15,800	95,748

JELD-WEN Holding, Inc. *	5,500	88,605

Masonite International Corp. *	6,400	497,792

PGT Innovations, Inc. *	4,800	75,264

Quanex Building Products Corp.	15,900	220,692

UFP Industries, Inc.	3,000	148,530

		1,708,751

Capital Markets — 1.8%

Blucora, Inc. *	26,800	306,056

Cowen, Inc., Class A (a)	36,429	590,514

Federated Hermes, Inc., Class B	32,400	767,880

Focus Financial Partners, Inc., Class A *	2,500	82,625

Houlihan Lokey, Inc.	4,000	222,560

INVESTMENTS	SHARES	VALUE($)

Capital Markets — continued

Piper Sandler Cos.	1,800	106,488

Stifel Financial Corp.	8,700	412,641

Virtus Investment Partners, Inc.	2,800	325,612

		2,814,376

Chemicals — 1.7%

FutureFuel Corp.	11,900	142,205

Koppers Holdings, Inc. *	25,100	472,884

Kraton Corp. *	13,700	236,736

Minerals Technologies, Inc.	4,800	225,264

Orion Engineered Carbons SA (Luxembourg)	32,400	343,116

PolyOne Corp.	23,700	621,651

Trinseo SA	15,200	336,832

Tronox Holdings plc, Class A	48,700	351,614

		2,730,302

Commercial Services & Supplies — 2.4%

ABM Industries, Inc.	15,700	569,910

ACCO Brands Corp.	84,750	601,725

Brink’s Co. (The)	6,200	282,162

Herman Miller, Inc.	10,600	250,266

HNI Corp.	19,500	596,115

KAR Auction Services, Inc.	10,600	145,856

Kimball International, Inc., Class B	31,800	367,608

Knoll, Inc.	38,900	474,191

Quad/Graphics, Inc.	42,400	137,800

Steelcase, Inc., Class A	38,200	460,692

		3,886,325

Communications Equipment — 0.8%

Cambium Networks Corp. *	43,000	316,480

Ciena Corp. *	3,950	213,932

Extreme Networks, Inc. *	94,200	408,828

KVH Industries, Inc. *	19,400	173,242

PCTEL, Inc. *	24,500	163,660

		1,276,142

Construction & Engineering — 3.1%

Argan, Inc.	30,488	1,444,521

Comfort Systems USA, Inc.	8,900	362,675

EMCOR Group, Inc.	10,175	672,975

Great Lakes Dredge & Dock Corp. *	50,500	467,630

MasTec, Inc. *	23,100	1,036,497

Primoris Services Corp.	23,300	413,808

Sterling Construction Co., Inc. *	32,400	339,228

Tutor Perini Corp. *	21,200	258,216

		4,995,550

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Construction Materials — 0.2%

US Concrete, Inc. *	11,700	290,160

Consumer Finance — 0.4%

Enova International, Inc. *	7,600	113,012

Nelnet, Inc., Class A	6,700	319,858

Oportun Financial Corp. * (a)	11,800	158,592

		591,462

Containers & Packaging — 0.2%

Myers Industries, Inc.	7,900	114,945

O-I Glass, Inc.	14,900	133,802

		248,747

Distributors — 0.4%

Core-Mark Holding Co., Inc.	24,200	603,911

Diversified Consumer Services — 0.7%

American Public Education, Inc. *	5,200	153,920

Houghton Mifflin Harcourt Co. *	319,600	578,476

Strategic Education, Inc. (a)	1,500	230,475

WW International, Inc. *	7,000	177,660

		1,140,531

Diversified Telecommunication Services — 0.9%

ATN International, Inc.	2,000	121,140

IDT Corp., Class B *	80,600	526,318

Liberty Latin America Ltd., Class A (Chile) *	35,300	343,116

Liberty Latin America Ltd., Class C (Chile) *	16,900	159,536

Ooma, Inc. * (a)	20,000	329,600

		1,479,710

Electric Utilities — 0.9%

Genie Energy Ltd., Class B	4,700	34,592

IDACORP, Inc.	3,700	323,269

Portland General Electric Co.	14,775	617,743

Spark Energy, Inc., Class A (a)	55,400	391,678

		1,367,282

Electrical Equipment — 0.7%

Atkore International Group, Inc. *	35,400	968,190

Powell Industries, Inc.	3,400	93,126

		1,061,316

Electronic Equipment, Instruments & Components — 2.9%

Benchmark Electronics, Inc.	27,600	596,160

Fabrinet (Thailand) *	5,200	324,584

Itron, Inc. * (a)	2,600	172,250

Kimball Electronics, Inc. *	4,225	57,207

Methode Electronics, Inc.	30,700	959,682

Sanmina Corp. *	53,200	1,332,128

INVESTMENTS	SHARES	VALUE($)

Electronic Equipment, Instruments & Components — continued

ScanSource, Inc. *	16,200	390,258

Vishay Intertechnology, Inc.	27,300	416,871

Vishay Precision Group, Inc. *	18,500	454,730

		4,703,870

Energy Equipment & Services — 0.4%

NexTier Oilfield Solutions, Inc. *	39,800	97,510

Select Energy Services, Inc., Class A *	75,300	368,970

Solaris Oilfield Infrastructure, Inc., Class A (a)	32,300	239,666

		706,146

Entertainment — 0.1%

Cinemark Holdings, Inc.	12,400	143,220

Equity Real Estate Investment Trusts (REITs) — 6.1%

Acadia Realty Trust	7,700	99,946

Alexander & Baldwin, Inc.	5,200	63,388

Alexander’s, Inc.	500	120,450

American Assets Trust, Inc.	4,100	114,144

American Finance Trust, Inc. (a)	23,300	184,885

Armada Hoffler Properties, Inc.	44,800	445,760

BRT Apartments Corp.	3,300	35,706

CatchMark Timber Trust, Inc., Class A	30,600	270,810

Chatham Lodging Trust	6,000	36,720

City Office REIT, Inc.	47,100	473,826

Columbia Property Trust, Inc.	10,500	137,970

Community Healthcare Trust, Inc.	1,600	65,440

CorEnergy Infrastructure Trust, Inc. (a)	4,500	41,175

CorePoint Lodging, Inc.	4,100	17,261

Cousins Properties, Inc.	11,860	353,784

DiamondRock Hospitality Co.	37,100	205,163

EastGroup Properties, Inc.	900	106,749

Essential Properties Realty Trust, Inc.	6,900	102,396

First Industrial Realty Trust, Inc.	20,900	803,396

Getty Realty Corp.	2,400	71,232

Gladstone Commercial Corp.	21,700	406,875

Global Medical REIT, Inc.	2,800	31,724

Global Net Lease, Inc.	47,800	799,694

Highwoods Properties, Inc.	1,800	67,194

Hudson Pacific Properties, Inc.	6,900	173,604

Investors Real Estate Trust	900	63,441

Monmouth Real Estate Investment Corp.	19,800	286,902

New Senior Investment Group, Inc.	31,400	113,668

One Liberty Properties, Inc.	1,300	22,906

Physicians Realty Trust	17,800	311,856

PotlatchDeltic Corp.	12,000	456,360

Retail Properties of America, Inc., Class A	57,300	419,436

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Equity Real Estate Investment Trusts (REITs) — continued

Retail Value, Inc.	7,200	88,992

Rexford Industrial Realty, Inc.	3,200	132,576

Ryman Hospitality Properties, Inc.	500	17,300

Sabra Health Care REIT, Inc.	10,300	148,629

STAG Industrial, Inc.	41,800	1,225,576

Sunstone Hotel Investors, Inc.	64,325	524,249

Urban Edge Properties	16,900	200,603

Xenia Hotels & Resorts, Inc.	56,800	529,944

		9,771,730

Food & Staples Retailing — 1.4%

BJ’s Wholesale Club Holdings, Inc. *	10,600	395,062

Performance Food Group Co. *	24,400	711,016

PriceSmart, Inc.	13,000	784,290

Rite Aid Corp. * (a)	18,300	312,198

		2,202,566

Food Products — 0.6%

Sanderson Farms, Inc. (a)	7,700	892,353

TreeHouse Foods, Inc. *	1,700	74,460

		966,813

Gas Utilities — 1.0%

Chesapeake Utilities Corp.	3,800	319,200

New Jersey Resources Corp. (a)	7,600	248,140

Southwest Gas Holdings, Inc. (a)	8,300	573,115

Spire, Inc.	6,400	420,544

		1,560,999

Health Care Equipment & Supplies — 3.3%

Accuray, Inc. * (a)	118,000	239,540

Alphatec Holdings, Inc. *	47,200	221,840

Apyx Medical Corp. *	47,500	263,625

Axogen, Inc. *	14,700	135,828

CONMED Corp.	2,300	165,577

Cutera, Inc. *	34,900	424,733

Inogen, Inc. * (a)	7,300	259,296

Integer Holdings Corp. *	2,800	204,540

Invacare Corp.	53,800	342,706

Natus Medical, Inc. *	16,800	366,576

NuVasive, Inc. * (a)	7,500	417,450

OraSure Technologies, Inc .*	28,900	336,107

Orthofix Medical, Inc. *	29,900	956,800

SI-BONE, Inc. *	22,600	360,244

Sientra, Inc. *	33,100	128,097

Utah Medical Products, Inc.	2,600	230,412

ViewRay, Inc. * (a)	130,100	291,424

		5,344,795

INVESTMENTS	SHARES	VALUE($)

Health Care Providers & Services — 4.5%

American Renal Associates Holdings, Inc. * (a)	32,100	209,292

AMN Healthcare Services, Inc. *	20,800	940,992

Apollo Medical Holdings, Inc. *	4,800	79,200

Cross Country Healthcare, Inc. *	56,500	348,040

Hanger, Inc. *	16,700	276,552

Magellan Health, Inc. *	22,900	1,671,242

MEDNAX, Inc. * (a)	43,600	745,560

National HealthCare Corp.	8,500	539,240

Owens & Minor, Inc. (a)	72,500	552,450

Select Medical Holdings Corp. *	43,200	636,336

Surgery Partners, Inc. *	53,000	613,210

Tenet Healthcare Corp. *	31,200	565,032

		7,177,146

Health Care Technology — 0.3%

NextGen Healthcare, Inc. *	26,300	288,774

Omnicell, Inc. *	2,400	169,488

		458,262

Hotels, Restaurants & Leisure — 1.0%

Bloomin’ Brands, Inc.	31,800	338,988

Boyd Gaming Corp.	5,600	117,040

Brinker International, Inc.	10,400	249,600

Dine Brands Global, Inc. (a)	7,100	298,910

International Game Technology plc	34,000	302,600

Penn National Gaming, Inc. * (a)	9,536	291,229

		1,598,367

Household Durables — 2.7%

Cavco Industries, Inc. *	1,000	192,850

Hamilton Beach Brands Holding Co., Class A	2,300	27,370

Helen of Troy Ltd. *	3,200	603,392

KB Home	20,800	638,144

Lifetime Brands, Inc.	5,600	37,632

Meritage Homes Corp. *	14,800	1,126,576

Sonos, Inc. *	59,100	864,633

Taylor Morrison Home Corp. *	11,700	225,693

Universal Electronics, Inc. *	12,800	599,296

		4,315,586

Household Products — 0.2%

Central Garden & Pet Co. *	4,700	169,153

Central Garden & Pet Co., Class A *	6,400	216,256

		385,409

Independent Power and Renewable Electricity Producers — 1.3%

Atlantic Power Corp. *	30,500	61,000

Clearway Energy, Inc.	29,400	616,518

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Independent Power and Renewable Electricity Producers — continued

Clearway Energy, Inc., Class C	26,300	606,478

TerraForm Power, Inc., Class A	38,100	702,564

Vistra Energy Corp.	6,341	118,069

		2,104,629

Insurance — 1.0%

Ambac Financial Group, Inc. *	9,500	136,040

American Equity Investment Life Holding Co.	11,700	289,107

Argo Group International Holdings Ltd.	2,700	94,041

CNO Financial Group, Inc.	18,600	289,602

FedNat Holding Co.	20,900	231,363

National General Holdings Corp.	10,200	220,422

ProSight Global, Inc. *	13,100	116,590

Selective Insurance Group, Inc.	2,500	131,850

Stewart Information Services Corp.	1,000	32,510

Third Point Reinsurance Ltd. (Bermuda) *	6,200	46,562

United Insurance Holdings Corp.	3,800	29,716

Watford Holdings Ltd. (Bermuda) *	1,800	30,042

		1,647,845

Interactive Media & Services — 0.4%

Cars.com, Inc. *	58,400	336,384

Yelp, Inc. *	11,600	268,308

		604,692

Internet & Direct Marketing Retail — 0.3%

Groupon, Inc. * (a)	11,030	199,864

Quotient Technology, Inc. *	41,000	300,120

		499,984

IT Services — 2.0%

KBR, Inc.	42,600	960,630

NIC, Inc.	16,600	381,136

Perspecta, Inc.	6,600	153,318

Science Applications International Corp.	8,800	683,584

StarTek, Inc. *	94,937	482,280

Unisys Corp. *	48,003	523,713

		3,184,661

Leisure Products — 0.3%

Acushnet Holdings Corp.	14,400	500,976

Life Sciences Tools & Services — 0.5%

Adaptive Biotechnologies Corp. *	6,200	299,956

Personalis, Inc. *	33,500	434,495

		734,451

Machinery — 1.3%

Altra Industrial Motion Corp.	5,700	181,602

Columbus McKinnon Corp.	12,500	418,125

INVESTMENTS	SHARES	VALUE($)

Machinery — continued

Gencor Industries, Inc. *	3,700	46,768

Meritor, Inc. *	17,600	348,480

Mueller Industries, Inc.	5,100	135,558

Park-Ohio Holdings Corp.	2,600	43,134

Terex Corp.	44,200	829,634

TriMas Corp. *	6,300	150,885

		2,154,186

Marine — 0.2%

Costamare, Inc. (Monaco)	58,200	323,592

Media — 1.2%

AMC Networks, Inc., Class A * (a)	10,500	245,595

Fluent, Inc. *	46,300	82,414

Gray Television, Inc. *	24,900	347,355

Meredith Corp.	27,100	394,305

Nexstar Media Group, Inc., Class A	5,400	451,926

Sinclair Broadcast Group, Inc., Class A (a)	18,900	348,894

		1,870,489

Metals & Mining — 1.2%

Commercial Metals Co.	58,900	1,201,560

Ryerson Holding Corp. *	9,200	51,796

SunCoke Energy, Inc.	30,500	90,280

Warrior Met Coal, Inc.	28,000	430,920

Worthington Industries, Inc.	5,600	208,880

		1,983,436

Mortgage Real Estate Investment Trusts (REITs) — 1.3%

Apollo Commercial Real Estate Finance, Inc.	26,500	259,965

ARMOUR Residential REIT, Inc.	5,100	47,889

Capstead Mortgage Corp.	17,600	96,624

Colony Credit Real Estate, Inc.	7,300	51,246

Dynex Capital, Inc. (a)	5,800	82,940

Ellington Financial, Inc.	1,400	16,492

Great Ajax Corp.	1,800	16,560

Ladder Capital Corp.	19,600	158,760

PennyMac Mortgage Investment Trust	45,500	797,615

Redwood Trust, Inc. (a)	60,000	420,000

TPG RE Finance Trust, Inc. (a)	5,800	49,880

Two Harbors Investment Corp.	9,000	45,360

		2,043,331

Multiline Retail — 0.4%

Big Lots, Inc.	9,400	394,800

Dillard’s, Inc., Class A (a)	4,200	108,318

Macy’s, Inc.	22,300	153,424

		656,542

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	9

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Multi-Utilities — 0.2%

Black Hills Corp.	5,100	288,966

Oil, Gas & Consumable Fuels — 1.6%

Arch Resources, Inc.(a)	6,000	170,460

Berry Corp.	51,300	247,779

CVR Energy, Inc.	13,300	267,463

Delek US Holdings, Inc.	28,700	499,667

Dorian LPG Ltd. *	25,600	198,144

Falcon Minerals Corp. (a)	20,700	66,240

Magnolia Oil & Gas Corp., Class A *	14,000	84,840

Par Pacific Holdings, Inc. *	19,400	174,406

PDC Energy, Inc. *	6,200	77,128

Renewable Energy Group, Inc. * (a)	33,300	825,174

REX American Resources Corp. *	300	20,811

		2,632,112

Paper & Forest Products — 1.5%

Boise Cascade Co.	20,900	786,049

Louisiana-Pacific Corp.	13,100	336,015

PH Glatfelter Co.	4,200	67,410

Schweitzer-Mauduit International, Inc.	33,500	1,119,235

Verso Corp., Class A	13,800	165,048

		2,473,757

Personal Products — 0.5%

Edgewell Personal Care Co. *	23,700	738,492

Pharmaceuticals — 3.4%

AMAG Pharmaceuticals, Inc. * (a)	4,400	33,660

Arvinas, Inc. * (a)	400	13,416

Cara Therapeutics, Inc. * (a)	10,400	177,840

Endo International plc *	175,600	602,308

Horizon Therapeutics plc *	26,100	1,450,638

Intersect ENT, Inc. * (a)	33,900	459,006

Lannett Co., Inc. *	107,600	781,176

Menlo Therapeutics, Inc. * (a)	32,300	55,879

NGM Biopharmaceuticals, Inc. *	23,700	467,838

Phibro Animal Health Corp., Class A	6,300	165,501

Revance Therapeutics, Inc. *	3,100	75,702

TherapeuticsMD, Inc. * (a)	61,100	76,375

WaVe Life Sciences Ltd. * (a)	58,500	608,985

Zogenix, Inc. *	14,400	388,944

Zynerba Pharmaceuticals, Inc. * (a)	25,810	86,980

		5,444,248

Professional Services — 2.5%

Barrett Business Services, Inc.	16,600	881,958

CBIZ, Inc. * (a)	21,300	510,561

Heidrick & Struggles International, Inc.	14,900	322,138

INVESTMENTS	SHARES	VALUE($)

Professional Services — continued

ICF International, Inc.	6,200	401,946

Insperity, Inc.	1,500	97,095

Kelly Services, Inc., Class A	7,600	120,194

Korn Ferry	27,000	829,710

TriNet Group, Inc. *	10,100	615,494

TrueBlue, Inc. *	18,100	276,387

		4,055,483

Real Estate Management & Development — 0.5%

Jones Lang LaSalle, Inc.	1,019	105,426

Realogy Holdings Corp.	82,100	608,361

RMR Group, Inc. (The), Class A	2,200	64,834

		778,621

Road & Rail — 0.9%

ArcBest Corp.	53,900	1,428,889

Semiconductors & Semiconductor Equipment — 2.6%

Advanced Energy Industries, Inc. *	8,400	569,436

Alpha & Omega Semiconductor Ltd. *	30,774	334,821

GSI Technology, Inc. *	29,300	210,374

Ichor Holdings Ltd. *	13,600	361,488

NVE Corp.	3,200	197,856

Onto Innovation, Inc. *	10,251	348,944

PDF Solutions, Inc. *	9,400	183,864

Photronics, Inc. *	75,800	843,654

Rambus, Inc. *	7,400	112,480

SMART Global Holdings, Inc. *	20,000	543,600

Ultra Clean Holdings, Inc. *	18,100	409,603

		4,116,120

Software — 4.2%

ACI Worldwide, Inc. *	3,000	80,970

American Software, Inc., Class A	18,200	286,832

Avaya Holdings Corp. *	44,900	554,964

Cornerstone OnDemand, Inc. *	31,600	1,218,496

Domo, Inc., Class B *	12,600	405,342

eGain Corp. *	74,800	831,028

Envestnet, Inc. *	3,200	235,328

j2 Global, Inc. *	9,600	606,816

Majesco *	26,000	204,360

MicroStrategy, Inc., Class A *	5,000	591,450

Model N, Inc. *	3,400	118,184

Rimini Street, Inc. *	40,900	210,635

Rosetta Stone, Inc. *	7,900	133,194

SVMK, Inc. *	10,700	251,878

Verint Systems, Inc. *	13,900	628,002

Zuora, Inc., Class A *	28,700	365,925

		6,723,404

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Specialty Retail — 2.3%

Bed Bath & Beyond, Inc. (a)	31,900	338,140

Genesco, Inc. *	11,500	249,090

Guess?, Inc.	31,500	304,605

Hibbett Sports, Inc. * (a)	25,100	525,594

Office Depot, Inc.	179,514	421,858

Rent-A-Center, Inc.	38,900	1,082,198

Signet Jewelers Ltd. (a)	6,100	62,647

Zumiez, Inc. *	25,600	700,928

		3,685,060

Technology Hardware, Storage & Peripherals — 0.2%

Diebold Nixdorf, Inc. * (a)	56,900	344,814

Textiles, Apparel & Luxury Goods — 1.4%

Deckers Outdoor Corp. *	9,575	1,880,434

Wolverine World Wide, Inc.	15,000	357,150

		2,237,584

Thrifts & Mortgage Finance — 3.8%

ESSA Bancorp, Inc.	1,700	23,664

Essent Group Ltd.	28,900	1,048,203

Flagstar Bancorp, Inc.	29,500	868,185

FS Bancorp, Inc.	1,100	42,427

HomeStreet, Inc.	6,200	152,582

Luther Burbank Corp.	8,100	81,000

MGIC Investment Corp.	42,600	348,894

MMA Capital Holdings, Inc. *	1,100	25,432

Mr. Cooper Group, Inc. *	63,400	788,696

NMI Holdings, Inc., Class A *	10,200	164,016

OP Bancorp	9,000	62,100

PennyMac Financial Services, Inc. (a)	8,900	371,931

Provident Bancorp, Inc.	16,900	132,834

Provident Financial Services, Inc.	51,300	741,285

Radian Group, Inc.	35,000	542,850

Standard AVB Financial Corp.	1,300	30,160

Walker & Dunlop, Inc.	12,100	614,801

		6,039,060

INVESTMENTS	SHARES	VALUE($)

Tobacco — 0.1%

Vector Group Ltd.	20,400	205,224

Trading Companies & Distributors — 1.4%

Beacon Roofing Supply, Inc. * (a)	11,500	303,255

BMC Stock Holdings, Inc. *	37,600	945,264

GMS, Inc. *	26,800	659,012

Triton International Ltd. (Bermuda)	4,600	139,104

Veritiv Corp. * (a)	8,300	140,768

		2,187,403

Water Utilities — 0.0% (b)

Consolidated Water Co. Ltd. (Cayman Islands)	1,600	23,088

Wireless Telecommunication Services — 0.2%

Spok Holdings, Inc.	31,400	293,590

Total Common Stocks (Cost $151,016,143)		158,283,989

Short-Term Investments — 8.2%

Investment Companies — 1.5%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.06% (c) (d) (Cost $2,352,192)	2,352,192	2,352,192

Investment of Cash Collateral from Securities Loaned — 6.7%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.51% (c) (d)	2,999,400	3,000,600

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (c) (d)	7,741,564	7,741,564

Total Investment of Cash Collateral from Securities Loaned (Cost $10,741,564)		10,742,164

Total Short-Term Investments (Cost $13,093,756)		13,094,356

Total Investments — 107.3% (Cost $164,109,899)		171,378,345
Liabilities in Excess of Other Assets — (7.3)%		(11,679,315)

NET ASSETS — 100.0%		159,699,030

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust
(a)	The security or a portion of this security is on loan at June 30, 2020. The total value of securities on loan at June 30, 2020 is $10,363,209.
(b)	Amount rounds to less than 0.1% of net assets.

(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of June 30, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	11

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2020 (Unaudited)

JPMorgan Insurance Trust Small Cap Core Portfolio
ASSETS:
Investments in non-affiliates, at value	$158,283,989
Investments in affiliates, at value	2,352,192
Investment of cash collateral received from securities loaned, at value (See Note 2.B.)	10,742,164
Receivables:
Due from custodian	104,444
Investment securities sold	245,083
Portfolio shares sold	72,514
Dividends from non-affiliates	114,140
Dividends from affiliates	156
Securities lending income (See Note 2.B.)	4,828

Total Assets	171,919,510

LIABILITIES:
Payables:
Investment securities purchased	902,315
Collateral received on securities loaned (See Note 2.B.)	10,742,164
Portfolio shares redeemed	427,571
Accrued liabilities:
Investment advisory fees	85,261
Administration fees	9,927
Distribution fees	246
Custodian and accounting fees	8,389
Trustees’ and Chief Compliance Officer’s fees	321
Other	44,286

Total Liabilities	12,220,480

Net Assets	$159,699,030

NET ASSETS:
Paid-in-Capital	$161,955,293
Total distributable earnings (loss)	(2,256,263)

Total Net Assets	$159,699,030

Net Assets:
Class 1	$158,535,206
Class 2	1,163,824

Total	$159,699,030

Outstanding units of beneficial interest (shares) (unlimited number of shares authorized, no par value):
Class 1	9,096,499
Class 2	67,411

Net Asset Value, offering and redemption price per share (a):
Class 1	$17.43
Class 2	17.26
Cost of investments in non-affiliates	$151,016,143
Cost of investments in affiliates	2,352,192
Investment securities on loan, at value (See Note 2.B.)	10,363,209
Cost of investment of cash collateral (See Note 2.B.)	10,741,564

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2020 (Unaudited)

JPMorgan Insurance Trust Small Cap Core Portfolio
INVESTMENT INCOME:
Interest income from non-affiliates	$889
Dividend income from non-affiliates	1,228,089
Dividend income from affiliates	12,830
Income from securities lending (net) (See Note 2.B.)	85,413

Total investment income	1,327,221

EXPENSES:
Investment advisory fees	522,485
Administration fees	60,287
Distribution fees — Class 2	1,617
Custodian and accounting fees	18,570
Interest expense to affiliates	97
Professional fees	25,298
Trustees’ and Chief Compliance Officer’s fees	12,911
Printing and mailing costs	11,037
Transfer agency fees — Class 1	1,236
Transfer agency fees — Class 2	128
Other	6,881

Total expenses	660,547

Less fees waived	(4,057)

Net expenses	656,490

Net investment income (loss)	670,731

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(8,479,492)
Futures contracts	(332,194)

Net realized gain (loss)	(8,811,686)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(26,174,506)
Investments in affiliates	800
Futures contracts	(54,862)

Change in net unrealized appreciation/depreciation	(26,228,568)

Net realized/unrealized gains (losses)	(35,040,254)

Change in net assets resulting from operations	$(34,369,523)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	13

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan Insurance Trust Small Cap Core Portfolio
	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$670,731	$1,213,012
Net realized gain (loss)	(8,811,686)	10,680,140
Change in net unrealized appreciation/depreciation	(26,228,568)	26,485,414

Change in net assets resulting from operations	(34,369,523)	38,378,566

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1	(12,432,047)	(22,648,741)
Class 2	(88,677)	(168,786)

Total distributions to shareholders	(12,520,724)	(22,817,527)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	6,261,574	30,307,049

NET ASSETS:
Change in net assets	(40,628,673)	45,868,088
Beginning of period	200,327,703	154,459,615

End of period	$159,699,030	$200,327,703

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$12,784,248	$42,367,296
Distributions reinvested	12,432,047	22,648,741
Cost of shares redeemed	(18,745,195)	(35,351,861)

Change in net assets resulting from Class 1 capital transactions	$6,471,100	$29,664,176

Class 2
Proceeds from shares issued	$225,993	$624,675
Distributions reinvested	88,677	168,786
Cost of shares redeemed	(524,196)	(150,588)

Change in net assets resulting from Class 2 capital transactions	$(209,526)	$642,873

Total change in net assets resulting from capital transactions	$6,261,574	$30,307,049

SHARE TRANSACTIONS:
Class 1
Issued	769,064	1,808,647
Reinvested	734,320	1,099,987
Redeemed	(1,024,704)	(1,561,072)

Change in Class 1 Shares	478,680	1,347,562

Class 2
Issued	13,606	27,706
Reinvested	5,285	8,274
Redeemed	(29,845)	(6,917)

Change in Class 2 Shares	(10,954)	29,063

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	15

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Insurance Trust Small Cap Core Portfolio
Class 1
Six Months Ended June 30, 2020 (Unaudited)	$23.04	$0.08	$(4.23)	$(4.15)	$(0.19)	$(1.27)	$(1.46)
Year Ended December 31, 2019	21.10	0.15	4.69	4.84	(0.10)	(2.80)	(2.90)
Year Ended December 31, 2018	25.64	0.12	(2.85)	(2.73)	(0.10)	(1.71)	(1.81)
Year Ended December 31, 2017	22.49	0.10	3.30	3.40	(0.08)	(0.17)	(0.25)
Year Ended December 31, 2016	20.56	0.09	3.65	3.74	(0.11)	(1.70)	(1.81)
Year Ended December 31, 2015	24.06	0.13	(1.19)	(1.06)	(0.03)	(2.41)	(2.44)

Class 2
Six Months Ended June 30, 2020 (Unaudited)	22.79	0.05	(4.18)	(4.13)	(0.13)	(1.27)	(1.40)
Year Ended December 31, 2019	20.91	0.09	4.63	4.72	(0.04)	(2.80)	(2.84)
Year Ended December 31, 2018	25.41	0.05	(2.82)	(2.77)	(0.02)	(1.71)	(1.73)
Year Ended December 31, 2017	22.30	0.02	3.29	3.31	(0.03)	(0.17)	(0.20)
Year Ended December 31, 2016	20.38	0.04	3.62	3.66	(0.04)	(1.70)	(1.74)
Year Ended December 31, 2015	23.90	0.07	(1.18)	(1.11)	—	(2.41)	(2.41)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Total returns do not include charges that will be imposed by variable insurance contracts or by Eligible Plans. If these charges were reflected, returns would be lower than those shown.
(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)(e)	Net assets, end of period	Net expenses (f)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$17.43	(17.81)%	$158,535,206	0.82%	0.84%	0.82%	63%
23.04	24.58	198,541,886	0.83	0.66	0.84	83
21.10	(11.93)	153,428,808	0.82	0.47	0.83	59
25.64	15.23	189,186,215	0.83	0.40	0.83	51
22.49	20.21	161,500,800	0.87	0.46	0.87	55
20.56	(5.28)	122,865,455	0.85	0.56	0.86	52

17.26	(17.95)	1,163,824	1.08	0.54	1.09	63
22.79	24.20	1,785,817	1.11	0.39	1.11	83
20.91	(12.15)	1,030,807	1.09	0.20	1.10	59
25.41	14.93	1,110,497	1.09	0.10	1.10	51
22.30	19.88	1,570,205	1.12	0.20	1.13	55
20.38	(5.55)	1,220,572	1.14	0.30	1.15	52

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversification Classification
JPMorgan Insurance Trust Small Cap Core Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek capital growth over the long term.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency fees and distribution fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Portfolio’s valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Portfolio are calculated on a valuation date.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

18	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$171,378,345	$—	$—	$171,378,345

(a)	Please refer to the SOI for specifics of portfolio holdings.

B. Securities Lending — The Portfolio is authorized to engage in securities lending in order to generate additional income. The Portfolio is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Portfolio, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund. The Portfolio retains loan fees and the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Portfolio). Upon termination of a loan, the Portfolio is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Portfolio or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of collateral investments are disclosed on the SOI.

The Portfolio bears the risk of loss associated with the collateral investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

The following table presents the Portfolio’s value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Portfolio as of June 30, 2020.

Investment Securities on Loan, at value, Presented on the Statement of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
$10,363,209	$(10,363,209)	$—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Portfolio to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.15% to 0.06%. For the six months ended June 30, 2020, JPMIM waived fees associated with the Portfolio’s investment in the JPMorgan U.S. Government Money Market Fund as follows:

$1,796

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statement of Operations as Income from securities lending (net).

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	19

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (Unaudited) (continued)

C. Investment Transactions with Affiliates — The Portfolio invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with the Portfolio may be considered an affiliate. For the purposes of the financial statements, the Portfolio assumes the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below.

For the six months ended June 30, 2020
Security Description	Value at December 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.51% (a) (b)	$1,999,800	$1,000,000	$—	$—	$800	$3,000,600	2,999,400	$14,909	*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a)(b)	2,474,434	34,449,568	29,182,438	—	—	7,741,564	7,741,564	15,866	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.06% (a)(b)	4,965,574	33,961,352	36,574,734	—	—	2,352,192	2,352,192	12,830		—

Total	$9,439,808	$69,410,920	$65,757,172	$—	$800	$13,094,356		$43,605		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2020.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

D. Futures Contracts — The Portfolio used index futures contracts to gain or reduce exposure to the stock market, or maintain liquidity or minimize transaction costs. The Portfolio also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Portfolio to equity price risk. The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Portfolio’s futures contracts activity during the six months ended June 30, 2020:

Futures Contracts — Equity:
Average Notional Balance Long	$3,130,288	(a)

(a)	For the period January 1, 2020 through May 31, 2020.

The Portfolio’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon

20	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

To the extent such information is publicly available, the Portfolio records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the applicable portfolios. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

G. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of June 30, 2020, no liability for Federal income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

H. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of the Portfolio and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.65%.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Portfolio’s average daily net assets, plus 0.050% of the Portfolio’s average daily net assets between $10 billion and $20 billion, plus 0.025% of the Portfolio’s average daily net assets between $20 billion and $25 billion, plus 0.01% of the Portfolio’s average daily net assets in excess of $25 billion. For the six months ended June 30, 2020, the effective annualized rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.E.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s principal underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio pursuant to Rule 12b-1 under the 1940 Act. The Class 1 Shares of the Portfolio do not charge a distribution fee. The Distribution Plan provides that the Portfolio shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For performing these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	21

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (Unaudited) (continued)

E. Waivers and Reimbursements — The Adviser (for all share classes), Administrator (for all share classes) and/or JPMDS (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses of the Portfolio (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
1.03%	1.28%

The expense limitation agreement was in effect for the six months ended June 30, 2020 and is in place until at least April 30, 2021.

For the six months ended June 30, 2020, the Portfolio’s service providers did not waive/reimburse fees for the Portfolio.

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expects the Portfolio to repay any such waived fees and reimbursed expenses in future years.

The amount of waivers resulting from investments in these money market funds for the six months ended June 30, 2020 was $4,057.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Portfolio pursuant to Rule 38a-1 under the 1940 Act. The Portfolio, along with affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2020, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$100,738,249	$103,211,242

During the six months ended June 30, 2020, there were no purchases or sales of U.S. Government Securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2020 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$164,109,899	$24,084,789	$16,816,343	$7,268,446

At December 31, 2019, the Portfolio did not have any net capital loss carryforwards.

6. Borrowings

The Portfolio relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Portfolio to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to the Trust and may be relied upon by the Portfolio because the Portfolio and the series of the Trust are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Portfolio had no borrowings outstanding from another fund during the six months ended June 30, 2020.

22	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 2, 2020.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended June 30, 2020.

The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing portfolio must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a portfolio does not comply with the aforementioned requirements, the portfolio must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing portfolio at a rate of interest equal to 1.00%, which has increased to 1.25% pursuant to the amendment referenced below, plus the greater of the federal funds effective rate or one month London InterBank Offered Rate (“LIBOR”). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating portfolios pro rata based on their respective net assets. Effective August 11, 2020, this agreement has been amended and restated for a term of 364 days, unless extended, and to include the change to the interest rate charged for borrowing from the Credit Facility to 1.25%, as noted above, and an upfront fee of 0.075% of the Credit Facility to be charged and paid by all participating funds of the Credit Facility.

The Portfolio did not utilize the Credit Facility during the six months ended June 30, 2020.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Portfolio. However, based on experience, the Portfolio expects the risk of loss to be remote.

As of June 30, 2020, the Portfolio had three individual shareholder and/or non-affiliated omnibus accounts, which owned 65.9% of the Portfolio’s outstanding shares.

Significant shareholder transactions by these shareholders may impact the Portfolio’s performance and liquidity.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of the Portfolio’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of the Portfolio and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Portfolio is subject to infectious disease epidemics/pandemics risk. Recently, the worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Portfolio’s investments, increase the Portfolio’s volatility, exacerbate other pre-existing political, social and economic risks to the Portfolio and negatively impact broad segments of businesses and populations. The Portfolio’s operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that could also have a significant negative impact on the Portfolio’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	23

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2020, and continued to hold your shares at the end of the reporting period, June 30, 2020.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Insurance Trust Small Cap Core Portfolio
Class 1
Actual	$1,000.00	$821.90	$3.71	0.82%
Hypothetical	1,000.00	1,020.79	4.12	0.82
Class 2
Actual	1,000.00	820.50	4.89	1.08
Hypothetical	1,000.00	1,019.49	5.42	1.08

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

24	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

LIQUIDITY RISK MANAGEMENT PROGRAM

(Unaudited)

The Portfolio has adopted the J.P. Morgan Funds Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the 1940 Act (the “Liquidity Rule”). The Program seeks to assess, manage and review the Portfolio’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a portfolio could not meet requests to redeem shares issued by the portfolio without significant dilution of remaining investors’ interests in the portfolio. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquidity Investment Minimum (“HLIM”) established for a J.P. Morgan Fund and any material changes to the Program.

The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). On February 11, 2020, the Board of Trustees reviewed the Program Administrator’s initial written report (the “Report”) concerning the operation of the Program for the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a J.P. Morgan Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.

The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Portfolio. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review the Portfolio’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying the Portfolio’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) whether the Portfolio invested primarily in “Highly Liquid Investments” (as defined under the Liquidity Rule), whether an HLIM should be established for the Portfolio (and, for J.P. Morgan Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether the Portfolio has invested below its HLIM) and the procedures for monitoring for this limit; (4) whether the Portfolio invested more than 15% of its assets in “Illiquid Investments” (as defined under the Liquidity Rule) and the procedures for monitoring for this limit; and (5) specific liquidity events arising during the Program Reporting Period, including the impact on Portfolio liquidity caused by extended non-U.S. market closures.

Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage the Portfolio’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to the Portfolio during the Program Reporting Period.

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	25

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Portfolio’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The Portfolio’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2020. All rights reserved. June 2020.	SAN-JPMITSCCP-620

Semi-Annual Report

JPMorgan Insurance Trust

June 30, 2020 (Unaudited)

JPMorgan Insurance Trust U.S. Equity Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectuses for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

JULY 28, 2020 (Unaudited)

Dear Shareholders,

While every epoch holds challenges and opportunities, the current year has brought unprecedented challenges that impacted communities both globally and locally. J.P. Morgan Asset Management has directly confronted the challenges of this year, with sensitivity, urgency and a clear vision, serving our shareholders, clients and communities with unwavering commitment.

“J.P. Morgan Asset Management has directly confronted the challenges of this year, with sensitivity, urgency and a clear vision, serving our shareholders, clients and communities with unwavering commitment.” — Andrea L. Lisher

The advent of the COVID-19 pandemic and the ensuing closure of large parts of global, national and local economies also brought severe stress to financial markets. Daily market volatility spiked and yields on U.S. Treasury bonds fell to record lows in March 2020 and by the end of the first quarter of 2020, the value of the S&P 500 Index had declined by 20%. However, the U.S. Federal Reserve, along with other leading central banks, slashed interest rates and unleashed a range of initiatives to seek to ensure liquidity and stability in financial markets. From their lows on March 23, 2020 to the end of the reporting period, the S&P 500 and the Bloomberg Barclays U.S.

Aggregate Index rebounded by 39.3% and 5.0%, respectively, amid accommodative central bank policies, government stimulus programs and global efforts to halt the spread of COVID-19.

Many have faced significant challenges throughout the past year, whether related to the COVID-19 pandemic or the recent acts of racism and discrimination around the world. JPMorgan Chase & Co. has recommitted its firm stance against any form of racism, discrimination, or social injustice. As Brian Lamb, Global Head of Diversity & Inclusion for JPMorgan Chase & Co., recently said, “We are working across the entire firm — being intentional to strengthen our inclusive environment where our employees, customers and partners feel welcomed and valued in the communities where we do business.” To learn more, please visit JPMorgan Chase & Co.’s Diversity & Inclusion web site.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your assets. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust U.S. Equity Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	0.61%
S&P 500 Index**	(3.08)%

Net Assets as of 6/30/2020	$114,780,900

INVESTMENT OBJECTIVE***

The JPMorgan Insurance Trust U.S. Equity Portfolio (the “Portfolio”) seeks to provide high total return from a portfolio of selected equity securities.

HOW DID THE MARKET PERFORM?

U.S. investor sentiment remained positive through January 2020 and weathered a brief flare up in military tension between the U.S. and Iran.

While the S&P 500 reached six new closing highs in February — the last one on February 19 — the final weeks of the month were marked by a broad sell-off of assets and a sharp rise in financial market volatility in reaction to the spread of COVID-19 and the expected economic damage to follow. In early March 2020, the World Health Organization declared COVID-19 a pandemic and as businesses, schools and other institutions across the country began to close, U.S. weekly unemployment claims reached record highs. By the end of the first quarter of 2020, the S&P 500 had declined by 20%.

A U.S. government stimulus package, valued at 10% of U.S. gross domestic product, and the U.S. Federal Reserve’s decision to slash interest rates further and restart its quantitative easing asset purchasing program — along with a range of other stimulus programs — provided support for U.S. and global equity markets in the following months. As economies in Asia and Europe, as well as parts of the U.S., began to reopen in the second quarter of 2020, global prices both for equity and fixed income assets rose.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio’s Class 1 Shares outperformed the S&P 500 Index (the “Benchmark”) for the six months ended June 30, 2020. The Portfolio’s security selection in the media and industrials sectors was a leading contributor to performance relative to the Benchmark, while the Portfolio’s security selection in the consumer stable and consumer cyclical sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Portfolio’s overweight positions in PayPal Holdings Inc. and Amazon.com Inc., and its underweight position in Disney Co. Shares of PayPal, a provider of digital payment services, rose amid investor expectations the company’s businesses would benefit from at-home quarantines in response to the COVID-19 pandemic. Shares of Amazon.com, a provider of online retail products and services, rose amid investor expectations that the company would benefit from at-home quarantines in response to the COVID-19 pandemic, as well as investor demand for large cap technology sector stocks. Shares of Disney, a media and entertainment provider not held in the Portfolio, fell as the company closed its resorts and withheld the release of new films in response to the COVID-19 pandemic.

Leading individual detractors from relative performance included the Portfolio’s overweight positions in Royal Caribbean Cruises Ltd. and Boston Scientific Corp., and its out-of-Benchmark position in Taiwan Semiconductor Manufacturing Co. Shares of Royal Caribbean Cruises, cruise ship operator, a fell as its business shut down in response to the COVID-19 pandemic. Shares of Boston Scientific, a medical devices manufacturer, fell after the company reported lower-than-expected earnings and revenue for the first quarter of 2020. Shares of Taiwan Semiconductor Manufacturing, a semiconductor maker, fell as the U.S. government sought to curtail the company’s business of supplying semiconductors to Huawei Technology Co.

HOW WAS THE PORTFOLIO POSITIONED?

The portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine what the portfolio managers believed to each company’s underlying value and potential for future earnings growth. As a result of the Portfolio’s bottom-up fundamental approach to stock selection, the Portfolio’s largest overweight positions relative to the Benchmark were in the regional banks and media sectors and its largest underweight positions were in the big banks & brokers and the financial services sectors.

2	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Microsoft Corp.	7.2%
2.	Amazon.com, Inc.	5.5
3.	Apple, Inc.	5.1
4.	Mastercard, Inc., Class A	3.3
5.	Alphabet, Inc., Class A	2.5
6.	salesforce.com, Inc.	2.1
7.	NextEra Energy, Inc.	2.0
8.	AbbVie, Inc.	2.0
9.	Norfolk Southern Corp.	1.8
10.	Prologis, Inc.	1.8

PORTFOLIO COMPOSITION BY SECTOR****
Information Technology	29.8%
Health Care	14.7
Consumer Discretionary	11.9
Communication Services	11.0
Industrials	8.3
Financials	8.2
Consumer Staples	4.2
Utilities	3.4
Real Estate	2.4
Materials	2.3
Energy	2.0
Short-Term Investments	1.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	“S&P 500 Index” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor, and is in no way affiliated with, the Portfolio.
***	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of June 30, 2020. The Portfolio’s composition is subject to change.

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust U.S. Equity Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	March 30, 1995	0.61%	11.84%	10.81%	14.16%
CLASS 2 SHARES	August 16, 2006	0.47	11.54	10.52	13.87

*	Not annualized.

TEN YEAR PERFORMANCE (6/30/10 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust U.S. Equity Portfolio and the S&P 500 Index from June 30, 2010 to June 30, 2020. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the S&P 500 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

JPMorgan Insurance Trust U.S. Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (Unaudited)

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — 99.4%

Aerospace & Defense — 1.9%

Northrop Grumman Corp.	5,887	1,809,899

Raytheon Technologies Corp.	5,985	368,796

		2,178,695

Air Freight & Logistics — 0.2%

United Parcel Service, Inc., Class B	1,944	216,134

Airlines — 0.1%

Delta Air Lines, Inc.	3,247	91,078

Automobiles — 0.1%

Tesla, Inc. *	64	69,108

Banks — 3.4%

Bank of America Corp.	10,998	261,202

Citigroup, Inc.	12,901	659,241

Huntington Bancshares, Inc.	45,814	413,929

KeyCorp	60,537	737,341

SVB Financial Group *	3,028	652,625

Truist Financial Corp.	28,858	1,083,618

Wells Fargo & Co.	4,553	116,557

		3,924,513

Beverages — 2.8%

Coca-Cola Co. (The)	29,902	1,336,021

Constellation Brands, Inc., Class A	10,857	1,899,432

		3,235,453

Biotechnology — 3.1%

AbbVie, Inc.	23,936	2,350,037

Alexion Pharmaceuticals, Inc. *	2,385	267,692

Biogen, Inc. *	1,554	415,773

Regeneron Pharmaceuticals, Inc. *	422	263,180

Vertex Pharmaceuticals, Inc. *	1,030	299,019

		3,595,701

Building Products — 0.6%

Carrier Global Corp.	3,108	69,060

Masco Corp.	2,482	124,621

Trane Technologies plc	5,362	477,111

		670,792

Capital Markets — 2.6%

Ameriprise Financial, Inc.	3,957	593,708

BlackRock, Inc.	840	457,036

Charles Schwab Corp. (The)	6,541	220,693

Morgan Stanley	29,612	1,430,260

State Street Corp.	3,624	230,305

		2,932,002

INVESTMENTS	SHARES	VALUE ($)

Chemicals — 1.5%

Corteva, Inc.	4,879	130,709

DuPont de Nemours, Inc.	2,171	115,345

Eastman Chemical Co.	14,060	979,138

Linde plc (United Kingdom)	2,360	500,580

		1,725,772

Consumer Finance — 0.3%

American Express Co.	3,216	306,163

Containers & Packaging — 0.9%

Crown Holdings, Inc. *	15,284	995,447

Diversified Financial Services — 0.1%

Voya Financial, Inc.	1,830	85,369

Diversified Telecommunication Services — 1.8%

Verizon Communications, Inc.	37,351	2,059,161

Electric Utilities — 3.4%

Entergy Corp.	2,179	204,412

NextEra Energy, Inc.	9,795	2,352,465

Xcel Energy, Inc.	21,329	1,333,063

		3,889,940

Electrical Equipment — 1.7%

Eaton Corp. plc	22,790	1,993,669

Entertainment — 1.6%

Netflix, Inc. *	3,927	1,786,942

Equity Real Estate Investment Trusts (REITs) — 2.4%

Equinix, Inc.	222	155,911

Equity LifeStyle Properties, Inc.	1,010	63,105

Prologis, Inc.	22,152	2,067,446

SBA Communications Corp.	481	143,299

Ventas, Inc.	9,521	348,659

		2,778,420

Food Products — 0.1%

Mondelez International, Inc., Class A	3,160	161,571

Health Care Equipment & Supplies — 3.7%

Baxter International, Inc.	13,972	1,202,989

Boston Scientific Corp. *	56,505	1,983,891

Intuitive Surgical, Inc. *	910	518,545

Zimmer Biomet Holdings, Inc.	4,546	542,611

		4,248,036

Health Care Providers & Services — 4.2%

Cigna Corp.	9,536	1,789,430

McKesson Corp.	1,814	278,304

Quest Diagnostics, Inc.	6,016	685,583

UnitedHealth Group, Inc.	6,944	2,048,133

		4,801,450

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust U.S. Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued

Hotels, Restaurants & Leisure — 2.0%

Hilton Worldwide Holdings, Inc.	609	44,731

McDonald’s Corp.	6,709	1,237,609

Yum! Brands, Inc.	11,718	1,018,412

		2,300,752

Household Products — 0.9%

Procter & Gamble Co. (The)	8,247	986,094

Industrial Conglomerates — 0.6%

Honeywell International, Inc.	4,459	644,727

Insurance — 1.9%

American International Group, Inc.	8,247	257,142

Chubb Ltd.	8,462	1,071,458

Progressive Corp. (The)	11,025	883,213

		2,211,813

Interactive Media & Services — 5.3%

Alphabet, Inc., Class A *	2,009	2,848,862

Alphabet, Inc., Class C *	1,439	2,034,185

Facebook, Inc., Class A *	5,280	1,198,930

		6,081,977

Internet & Direct Marketing Retail — 5.8%

Amazon.com, Inc. *	2,336	6,444,604

Booking Holdings, Inc. *	169	269,105

		6,713,709

IT Services — 7.4%

Automatic Data Processing, Inc.	3,629	540,322

Booz Allen Hamilton Holding Corp.	6,461	502,601

FleetCor Technologies, Inc. *	4,880	1,227,467

Leidos Holdings, Inc.	14,705	1,377,417

Mastercard, Inc., Class A	13,003	3,844,987

PayPal Holdings, Inc. *	5,686	990,672

		8,483,466

Life Sciences Tools & Services — 0.6%

Thermo Fisher Scientific, Inc.	1,818	658,734

Machinery — 1.1%

Deere & Co.	2,255	354,373

Stanley Black & Decker, Inc.	6,625	923,393

		1,277,766

Media — 2.1%

Altice USA, Inc., Class A *	17,489	394,202

Charter Communications, Inc., Class A * (a)	2,400	1,224,096

Comcast Corp., Class A	14,073	548,566

Discovery, Inc., Class A * (a)	7,024	148,206

Discovery, Inc., Class C *	5,127	98,746

		2,413,816

INVESTMENTS	SHARES	VALUE ($)

Oil, Gas & Consumable Fuels — 2.0%

Chevron Corp.	9,478	845,722

Diamondback Energy, Inc.	11,670	488,039

Pioneer Natural Resources Co.	9,103	889,363

Williams Cos., Inc. (The)	3,358	63,869

		2,286,993

Pharmaceuticals — 3.3%

Bristol-Myers Squibb Co.	23,133	1,360,220

Elanco Animal Health, Inc. *	4,557	97,748

Eli Lilly and Co.	9,069	1,488,949

Johnson & Johnson	2,016	283,510

Merck & Co., Inc.	6,924	535,433

Zoetis, Inc.	329	45,086

		3,810,946

Road & Rail — 2.3%

Lyft, Inc., Class A * (a)	4,382	144,650

Norfolk Southern Corp.	12,181	2,138,618

Uber Technologies, Inc. *	1,894	58,865

Union Pacific Corp.	1,556	263,073

		2,605,206

Semiconductors & Semiconductor Equipment — 7.7%

Advanced Micro Devices, Inc. *	6,042	317,870

Analog Devices, Inc.	12,148	1,489,831

ASML Holding NV (Registered), NYRS (Netherlands)	5,142	1,892,410

Lam Research Corp.	455	147,174

NVIDIA Corp.	709	269,356

NXP Semiconductors NV (Netherlands)	9,879	1,126,601

Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	30,849	1,751,298

Texas Instruments, Inc.	14,634	1,858,079

		8,852,619

Software — 9.8%

Ceridian HCM Holding, Inc. *	2,651	210,145

Intuit, Inc.	59	17,475

Microsoft Corp.	41,122	8,368,738

Paylocity Holding Corp. *	798	116,420

salesforce.com, Inc. *	12,883	2,413,373

Workday, Inc., Class A *	961	180,053

		11,306,204

Specialty Retail — 3.9%

Best Buy Co., Inc.	1,484	129,509

Home Depot, Inc. (The)	2,502	626,776

Lowe’s Cos., Inc.	5,244	708,569

O’Reilly Automotive, Inc. *	4,851	2,045,521

Ross Stores, Inc.	7,313	623,360

TJX Cos., Inc. (The)	7,527	380,565

		4,514,300

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

INVESTMENTS	SHARES	VALUE ($)
Common Stocks — continued

Technology Hardware, Storage & Peripherals — 5.2%

Apple, Inc.	16,278	5,938,214

Textiles, Apparel & Luxury Goods — 0.2%

NIKE, Inc., Class B	2,639	258,754

Tobacco — 0.4%

Altria Group, Inc.	9,311	365,457

Philip Morris International, Inc.	1,200	84,072

		449,529

Wireless Telecommunication Services — 0.4%

T-Mobile US, Inc. *	4,613	480,443

Total Common Stocks (Cost $78,204,667)		114,021,478

	No. of Rights
Rights — 0.0% (b)

Pharmaceuticals — 0.0% (b)

Bristol-Myers Squibb Co., CVR, expiring 12/31/2020 *	2,196	7,862

Wireless Telecommunication Services — 0.0% (b)

T-Mobile US, Inc., expiring 7/27/2020 *	4,155	698

Total Rights (Cost $24,622)		8,560

INVESTMENTS	SHARES	VALUE ($)
Short-Term Investments — 1.8%

Investment Companies — 0.8%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.06% (c) (d) (Cost $897,524)	897,524	897,524

Investment of Cash Collateral from Securities Loaned — 1.0%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (c) (d) (Cost $1,193,417)	1,193,417	1,193,417

Total Short-Term Investments (Cost $2,090,941)		2,090,941

Total Investments — 101.2% (Cost $80,320,230)		116,120,979
Liabilities in Excess of Other Assets — (1.2)%		(1,340,079)

NET ASSETS — 100.0%		114,780,900

Percentages indicated are based on net assets.

Abbreviations

ADR	American Depositary Receipt
CVR	Contingent Value Rights
NYRS	New York Registry Shares

(a)	The security or a portion of this security is on loan at June 30, 2020. The total value of securities on loan at June 30, 2020 is $1,168,728.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of June 30, 2020.
*	Non-income producing security.

Futures contracts outstanding as of June 30, 2020:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	2	09/2020	USD	308,425	3,088

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	7

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2020 (Unaudited)

JPMorgan Insurance Trust U.S. Equity Portfolio
ASSETS:
Investments in non-affiliates, at value	$114,030,038
Investments in affiliates, at value	897,524
Investment of cash collateral received from securities loaned, at value (See Note 2.B.)	1,193,417
Cash	110
Deposits at broker for futures contracts	46,000
Receivables:
Investment securities sold	508,672
Portfolio shares sold	53,068
Dividends from non-affiliates	102,310
Dividends from affiliates	49
Securities lending income (See Note 2.B.)	48
Variation margin on futures contracts	5,404

Total Assets	116,836,640

LIABILITIES:
Payables:
Investment securities purchased	700,856
Collateral received on securities loaned (See Note 2.B.)	1,193,417
Portfolio shares redeemed	49,636
Accrued liabilities:
Investment advisory fees	51,875
Administration fees	7,095
Distribution fees	3,335
Custodian and accounting fees	14,245
Other	35,281

Total Liabilities	2,055,740

Net Assets	$114,780,900

NET ASSETS:
Paid-in-Capital	$80,481,539
Total distributable earnings (loss)	34,299,361

Total Net Assets	$114,780,900

Net Assets:
Class 1	$98,890,754
Class 2	15,890,146

Total	$114,780,900

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value):
Class 1	3,292,075
Class 2	536,231

Net Asset Value, offering and redemption price per share (a):
Class 1	$30.04
Class 2	29.63

Cost of investments in non-affiliates	$78,229,289
Cost of investments in affiliates	897,524
Investment securities on loan, at value (See Note 2.B.)	1,168,728
Cost of investment of cash collateral (See Note 2.B.)	1,193,417

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2020 (Unaudited)

JPMorgan Insurance Trust U.S. Equity Portfolio
INVESTMENT INCOME:
Interest income from non-affiliates	$195
Dividend income from non-affiliates	1,156,197
Dividend income from affiliates	4,811
Income from securities lending (net) (See Note 2.B.)	551

Total investment income	1,161,754

EXPENSES:
Investment advisory fees	304,858
Administration fees	41,572
Distribution fees — Class 2	19,890
Custodian and accounting fees	18,515
Professional fees	26,702
Trustees’ and Chief Compliance Officer’s fees	12,157
Printing and mailing costs	10,894
Transfer agency fees — Class 1	643
Transfer agency fees — Class 2	41
Other	5,095

Total expenses	440,367

Less fees waived	(1,245)

Net expenses	439,122

Net investment income (loss)	722,632

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(423,798)
Futures contracts	(141,598)

Net realized gain (loss)	(565,396)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	196,410
Futures contracts	(15,537)

Change in net unrealized appreciation/depreciation	180,873

Net realized/unrealized gains (losses)	(384,523)

Change in net assets resulting from operations	$338,109

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	9

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan Insurance Trust U.S. Equity Portfolio
	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$722,632	$933,079
Net realized gain (loss)	(565,396)	7,414,261
Change in net unrealized appreciation/depreciation	180,873	21,530,223

Change in net assets resulting from operations	338,109	29,877,563

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1	(7,166,480)	(7,454,974)
Class 2	(1,169,457)	(1,192,345)

Total distributions to shareholders	(8,335,937)	(8,647,319)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	4,598,173	(874,535)

NET ASSETS:
Change in net assets	(3,399,655)	20,355,709
Beginning of period	118,180,555	97,824,846

End of period	$114,780,900	$118,180,555

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$4,986,493	$3,479,925
Distributions reinvested	7,166,480	7,454,974
Cost of shares redeemed	(7,439,285)	(12,158,801)

Change in net assets resulting from Class 1 capital transactions	$4,713,688	$(1,223,902)

Class 2
Proceeds from shares issued	$1,279,355	$2,559,398
Distributions reinvested	1,169,457	1,192,345
Cost of shares redeemed	(2,564,327)	(3,402,376)

Change in net assets resulting from Class 2 capital transactions	$(115,515)	$349,367

Total change in net assets resulting from capital transactions	$4,598,173	$(874,535)

SHARE TRANSACTIONS:
Class 1
Issued	159,604	117,485
Reinvested	249,356	267,107
Redeemed	(250,707)	(409,761)

Change in Class 1 Shares	158,253	(25,169)

Class 2
Issued	48,211	86,990
Reinvested	41,236	43,248
Redeemed	(89,015)	(115,441)

Change in Class 2 Shares	432	14,797

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	11

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Insurance Trust U.S. Equity Portfolio
Class 1
Six Months Ended June 30, 2020 (Unaudited)	$32.27	$0.20	$(0.10)	$0.10	$(0.26)	$(2.07)	$(2.33)
Year Ended December 31, 2019	26.63	0.26	7.81	8.07	(0.26)	(2.17)	(2.43)
Year Ended December 31, 2018	32.43	0.27	(1.93)	(1.66)	(0.27)	(3.87)	(4.14)
Year Ended December 31, 2017	27.03	0.26	5.69	5.95	(0.26)	(0.29)	(0.55)
Year Ended December 31, 2016	25.50	0.26	2.42	2.68	(0.25)	(0.90)	(1.15)
Year Ended December 31, 2015	26.75	0.26	0.01	0.27	(0.30)	(1.22)	(1.52)

Class 2
Six Months Ended June 30, 2020 (Unaudited)	31.83	0.16	(0.11)	0.05	(0.18)	(2.07)	(2.25)
Year Ended December 31, 2019	26.29	0.19	7.71	7.90	(0.19)	(2.17)	(2.36)
Year Ended December 31, 2018	32.08	0.20	(1.92)	(1.72)	(0.20)	(3.87)	(4.07)
Year Ended December 31, 2017	26.74	0.19	5.64	5.83	(0.20)	(0.29)	(0.49)
Year Ended December 31, 2016	25.24	0.18	2.40	2.58	(0.18)	(0.90)	(1.08)
Year Ended December 31, 2015	26.51	0.19	0.02	0.21	(0.26)	(1.22)	(1.48)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Total returns do not include charges that will be imposed by variable insurance contracts or by Eligible Plans. If these charges were reflected, returns would be lower than those shown.
(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)(e)	Net assets, end of period	Net expenses (f)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$30.04	0.61%	$98,890,754	0.76%	1.34%	0.76%	36%
32.27	31.75	101,126,592	0.78	0.88	0.79	69
26.63	(6.16)	84,126,154	0.74	0.89	0.79	95
32.43	22.28	97,286,462	0.75	0.89	0.79	91
27.03	10.98	87,878,389	0.80	0.98	0.80	61
25.50	0.86	86,524,771	0.76	0.98	0.76	63

29.63	0.47	15,890,146	1.01	1.09	1.01	36
31.83	31.44	17,053,963	1.03	0.64	1.03	69
26.29	(6.42)	13,698,692	0.99	0.65	1.04	95
32.08	22.04	14,274,166	1.00	0.65	1.03	91
26.74	10.65	12,078,757	1.05	0.73	1.05	61
25.24	0.63	11,384,472	1.01	0.73	1.01	63

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	13

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversification Classification
JPMorgan Insurance Trust U.S. Equity Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek to provide high total return from a portfolio of selected equity securities.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency fees and distribution fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Portfolio’s valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Portfolio are calculated on a valuation date.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

14	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$116,120,979	$—	$—	$116,120,979

Appreciation in Other Financial Instruments
Futures Contracts (a)	$3,088	$—	$—	$3,088

(a)	Please refer to the SOI for specifics of portfolio holdings.

B. Securities Lending — The Portfolio is authorized to engage in securities lending in order to generate additional income. The Portfolio is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Portfolio, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund. The Portfolio retains loan fees and the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Portfolio). Upon termination of a loan, the Portfolio is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Portfolio or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of collateral investments are disclosed on the SOI.

The Portfolio bears the risk of loss associated with the collateral investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

The following table presents the Portfolio’s value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Portfolio as of June 30, 2020.

Investment Securities on Loan, at value, Presented on the Statement of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
$1,168,728	$(1,168,728)	$—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Portfolio to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.15% to 0.06%. For the six months ended June 30, 2020, JPMIM waived fees associated with the Portfolio’s investment in the JPMorgan U.S. Government Money Market Fund as follows:

$107

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statement of Operations as Income from securities lending (net).

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	15

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (Unaudited) (continued)

C. Investment Transactions with Affiliates — The Portfolio invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with the Portfolio may be considered an affiliate. For the purposes of the financial statements, the Portfolio assumes the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below.

For the six months ended June 30, 2020
Security Description	Value at December 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income		Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a) (b)	$173,461	$8,661,995	$7,642,039	$—	$—	$1,193,417	1,193,417	$607	*	$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.06% (a) (b)	1,567,844	10,550,562	11,220,882	—	—	897,524	897,524	4,811		—

Total	$1,741,305	$19,212,557	$18,862,921	$—	$—	$2,090,941		$5,418		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2020.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

D. Futures Contracts — The Portfolio used index futures contracts to gain or reduce exposure to the stock market, or maintain liquidity or minimize transaction costs. The Portfolio also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Portfolio to equity price risk. The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Portfolio’s futures contracts activity during the six months ended June 30, 2020:

Futures Contracts — Equity:
Average Notional Balance Long	$555,252
Ending Notional Balance Long	308,425

The Portfolio’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

To the extent such information is publicly available, the Portfolio records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts

16	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

of the components of distributions (and consequently its net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the applicable portfolios. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

G. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of June 30, 2020, no liability for Federal income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

H. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of the Portfolio and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.55%.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Portfolio’s average daily net assets, plus 0.050% of the Portfolio’s average daily net assets between $10 billion and $20 billion, plus 0.025% of the Portfolio’s average daily net assets between $20 billion and $25 billion, plus 0.01% of the Portfolio’s average daily net assets in excess of $25 billion. For the six months ended June 30, 2020, the effective annualized rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.E.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s principal underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio pursuant to Rule 12b-1 under the 1940 Act. The Class 1 Shares of the Portfolio do not charge a distribution fee. The Distribution Plan provides that the Portfolio shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For performing these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

E. Waivers and Reimbursements — The Adviser (for all share classes), Administrator (for all share classes) and/or JPMDS (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses of the Portfolio (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (Unaudited) (continued)

sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.80%	1.05%

The expense limitation agreement was in effect for the six months ended June 30, 2020 and is in place until at least April 30, 2021.

For the six months ended June 30, 2020, the Portfolio’s service providers did not waive/reimburse fees for the Portfolio.

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expects the Portfolio to repay any such waived fees and reimbursed expenses in future years.

The amount of waivers resulting from investments in these money market funds for the six months ended June 30, 2020 was $1,245.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Portfolio pursuant to Rule 38a-1 under the 1940 Act. The Portfolio, along with affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2020, the Portfolio purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2020, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$39,975,362	$42,658,122

During the six months ended June 30, 2020, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2020 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$80,320,230	$37,372,815	$1,568,978	$35,803,837

At December 31, 2019, the Portfolio did not have any net capital loss carryforwards.

6. Borrowings

The Portfolio relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Portfolio to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to the Trust and may be relied upon by the Portfolio because the Portfolio and the series of the Trust are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Portfolio had no borrowings outstanding from another fund during the six months ended June 30, 2020.

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely

18	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 2, 2020.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended June 30, 2020.

The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing portfolio must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a portfolio does not comply with the aforementioned requirements, the portfolio must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing portfolio at a rate of interest equal to 1.00%, which has increased to 1.25% pursuant to the amendment referenced below, plus the greater of the federal funds effective rate or one month London InterBank Offered Rate (“LIBOR”). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating portfolios pro rata based on their respective net assets. Effective August 11, 2020, this agreement has been amended and restated for a term of 364 days, unless extended, and to include the change to the interest rate charged for borrowing from the Credit Facility to 1.25%, as noted above, and an upfront fee of 0.075% of the Credit Facility to be charged and paid by all participating funds of the Credit Facility.

The Portfolio did not utilize the Credit Facility during the six months ended June 30, 2020.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Portfolio. However, based on experience, the Portfolio expects the risk of loss to be remote.

As of June 30, 2020, the Portfolio had three individual shareholder and/or non-affiliated omnibus accounts, which owned 66.5% of the Portfolio’s outstanding shares.

Significant shareholder transactions by these shareholders may impact the Portfolio’s performance and liquidity.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of the Portfolio’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of the Portfolio and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Portfolio is subject to infectious disease epidemics/pandemics risk. Recently, the worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Portfolio’s investments, increase the Portfolio’s volatility, exacerbate other pre-existing political, social and economic risks to the Portfolio and negatively impact broad segments of businesses and populations. The Portfolio’s operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that could also have a significant negative impact on the Portfolio’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	19

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2020, and continued to hold your shares at the end of the reporting period, June 30, 2020.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Insurance Trust U.S. Equity Portfolio
Class 1
Actual	$1,000.00	$1,006.10	$3.79	0.76%
Hypothetical	1,000.00	1,021.08	3.82	0.76
Class 2
Actual	1,000.00	1,004.70	5.03	1.01
Hypothetical	1,000.00	1,019.84	5.07	1.01

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

20	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

LIQUIDITY RISK MANAGEMENT PROGRAM

(Unaudited)

The Portfolio has adopted the J.P. Morgan Funds Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the 1940 Act (the “Liquidity Rule”). The Program seeks to assess, manage and review the Portfolio’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a portfolio could not meet requests to redeem shares issued by the portfolio without significant dilution of remaining investors’ interests in the portfolio. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquidity Investment Minimum (“HLIM”) established for a J.P. Morgan Fund and any material changes to the Program.

The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). On February 11, 2020, the Board of Trustees reviewed the Program Administrator’s initial written report (the “Report”) concerning the operation of the Program for the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a J.P. Morgan Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.

The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Portfolio. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review the Portfolio’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying the Portfolio’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) whether the Portfolio invested primarily in “Highly Liquid Investments” (as defined under the Liquidity Rule), whether an HLIM should be established for the Portfolio (and, for J.P. Morgan Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether the Portfolio has invested below its HLIM) and the procedures for monitoring for this limit; (4) whether the Portfolio invested more than 15% of its assets in “Illiquid Investments” (as defined under the Liquidity Rule) and the procedures for monitoring for this limit; and (5) specific liquidity events arising during the Program Reporting Period, including the impact on Portfolio liquidity caused by extended non-U.S. market closures.

Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage the Portfolio’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to the Portfolio during the Program Reporting Period.

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	21

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Portfolio’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The Portfolio’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2020. All rights reserved. June 2020.	SAN-JPMITUSEP-620

Semi-Annual Report

JPMorgan Insurance Trust

June 30, 2020 (Unaudited)

JPMorgan Insurance Trust Income Builder Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectuses for a discussion of the Portfolio’s investment objective, strategies and risks. Call
J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

JULY 28, 2020 (Unaudited)

Dear Shareholders,

While every epoch holds challenges and opportunities, the current year has brought unprecedented challenges that impacted communities both globally and locally. J.P. Morgan Asset Management has directly confronted the challenges of this year, with sensitivity, urgency and a clear vision, serving our shareholders, clients and communities with unwavering commitment.

“J.P. Morgan Asset Management has directly confronted the challenges of this year, with sensitivity, urgency and a clear vision, serving our shareholders, clients and communities with unwavering commitment.” — Andrea L. Lisher

The advent of the COVID-19 pandemic and the ensuing closure of large parts of global, national and local economies also brought severe stress to financial markets. Daily market volatility spiked and yields on U.S. Treasury bonds fell to record lows in March 2020 and by the end of the first quarter of 2020, the value of the S&P 500 Index had declined by 20%. However, the U.S. Federal Reserve, along with other leading central banks, slashed interest rates and unleashed a range of initiatives to seek to ensure liquidity and stability in financial markets. From their lows on March 23, 2020 to the end of the reporting period, the S&P 500 and the Bloomberg Barclays U.S.

Aggregate Index rebounded by 39.3% and 5.0%, respectively, amid accommodative central bank policies, government stimulus programs and global efforts to halt the spread of COVID-19.

Many have faced significant challenges throughout the past year, whether related to the COVID-19 pandemic or the recent acts of racism and discrimination around the world. JPMorgan Chase & Co. has recommitted its firm stance against any form of racism, discrimination, or social injustice. As Brian Lamb, Global Head of Diversity & Inclusion for JPMorgan Chase & Co., recently said, “We are working across the entire firm — being intentional to strengthen our inclusive environment where our employees, customers and partners feel welcomed and valued in the communities where we do business.” To learn more, please visit JPMorgan Chase & Co.’s Diversity & Inclusion web site.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your assets. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Income Builder Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 2 Shares)*	(6.25)%
MSCI World Index (net of foreign withholding taxes)	(5.77)%
Income Builder Composite Benchmark	(0.70)%

Net Assets as of 6/30/2020	$86,542,825

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Income Builder Portfolio (the “Portfolio”) seeks to maximize income while maintaining prospects for capital appreciation.

HOW DID THE MARKET PERFORM?

U.S. investor sentiment remained positive through January 2020 and weathered a brief flare up in military tension between the U.S. and Iran.

While the S&P 500 reached six new closing highs in February — the last one on February 19 — the final weeks of the month were marked by a broad sell-off of assets and a sharp rise in financial market volatility in reaction to the spread of COVID-19 and the expected economic damage to follow. In early March 2020, the World Health Organization declared COVID-19 a pandemic and as businesses, schools and other institutions across the country began to close, U.S. weekly unemployment claims reached record highs. By the end of the first quarter of 2020, the S&P 500 had declined by 20%.

A U.S. government stimulus package, valued at 10% of U.S. gross domestic product, and the U.S. Federal Reserve’s decision to slash interest rates further and restart its quantitative easing asset purchasing program — along with a range of other stimulus programs — provided support for U.S. and global equity markets in the following months. As economies in Asia and Europe, as well as parts of the U.S., began to reopen in the second quarter of 2020, global prices both for equity and fixed income assets rose.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio’s Class 2 Shares outperformed the MSCI World Index (net of foreign withholding taxes) (the “Benchmark”) and underperformed the Income Builder Composite Benchmark (the “Composite”), which is made up of 60% MSCI World Index and 40% Bloomberg Barclays U.S. Aggregate Index, for the six months ended June 30, 2020.

Amid volatile markets for global equity during the reporting period, the Portfolio’s allocation to corporate and non-corporate credit detracted from performance relative to the Benchmark, which is an all-equity index.

Relative to the Composite, the Portfolio’s allocations to shorter duration corporate and non-corporate credit detracted from performance as interest rates declined. Generally, bonds of shorter duration will experience a smaller increase in price as interest rates fall, compared with bonds of longer duration. The Portfolio’s allocations to global equity and investment grade corporate bonds contributed to relative performance when asset prices rebounded in May and June of 2020.

HOW WAS THE PORTFOLIO POSITIONED?

During the reporting period, the Portfolio was positioned to tactically pursue income. During the first half of the reporting period, the Portfolio’s portfolio managers reduced the Portfolio’s overall equity allocation and increased the Portfolio’s overall duration through the use of government bond futures. Following supportive policy actions from leading central banks in 2020, the portfolio managers increased the Portfolio’s allocation to equity and maintained the Portfolio’s credit allocations. The portfolio managers also added equity-linked notes and increased the Portfolio’s allocation to investment grade corporate bonds.

2	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	JPMorgan Equity Income Fund, Class R6 Shares	5.1%
2.	GS Finance Corp., ELN, 9%, 7/8/2020, (linked to Russell 2000 Index)	2.2
3.	ELN, Inc., 7.50%, 9/16/2020	2.1
4.	JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	2.1
5.	JPMorgan Floating Rate Income Fund, Class R6 Shares	1.0
6.	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan), ADR	0.8
7.	U.S. Treasury Notes, 2.50%, 1/31/2021	0.6
8.	Prologis, Inc., REIT	0.6
9.	Deephaven Residential Mortgage Trust, Series 2020-1, Class A3, 2.65%, 1/25/2060	0.5
10.	Roche Holding AG (Switzerland)	0.5

PORTFOLIO COMPOSITION***
Corporate Bonds	38.7%
Common Stocks	27.7
Investment Companies	8.5
Collateralized Mortgage Obligations	5.3
Asset-Backed Securities	3.3
Commercial Mortgage-Backed Securities	2.8
Equity-Linked Notes	2.2
Convertible Bonds	2.1
Others (each less than 1.0%)	2.3
Short-Term Investments	7.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2020. The Portfolio’s composition is subject to change.

ADR	American Depositary Receipt
ELN	Equity-Linked Note
REIT	Real Estate Investment Trust

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Income Builder Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS 1 SHARES	December 9, 2014	(6.19)%	(2.15)%	3.77%	3.58%
CLASS 2 SHARES	December 9, 2014	(6.25)	(2.39)	3.53	3.34

*	Not annualized.

LIFE OF PORTFOLIO PERFORMANCE (12/9/14 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Portfolio commenced operations on December 9, 2014.

The graph illustrates comparative performance for $10,000 invested in Class 2 Shares of the JPMorgan Insurance Trust Income Builder Portfolio, the MSCI World Index (net of foreign withholding taxes), the Bloomberg Barclays U.S. Aggregate Index and the Income Builder Composite Benchmark from December 9, 2014 to June 30, 2020. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the MSCI World Index (net of foreign withholding taxes), the Bloomberg Barclays U.S. Aggregate Index and the Income Builder Composite Benchmark do not reflect the deduction of expenses associated with a mutual fund and have been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The MSCI World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Income Builder Composite Benchmark is a composite benchmark comprised of unmanaged indices that includes the MSCI World Index (net of foreign withholding taxes) (60%) and the Bloomberg Barclays U.S. Aggregate Index (40%). Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — 38.2%

Australia — 0.3%

Australia & New Zealand Banking Group Ltd. (USD ICE Swap Rate 5 Year + 5.17%), 6.75%, 6/15/2026 (a) (b) (c) (d)	200,000	221,876

FMG Resources August 2006 Pty. Ltd.

4.75%, 5/15/2022 (c)	21,000	21,404

5.13%, 5/15/2024 (c) (e)	12,000	12,360

Newcrest Finance Pty. Ltd.

3.25%, 5/13/2030 (c)	10,000	10,677

4.20%, 5/13/2050 (c)	5,000	5,578

		271,895

Belgium — 0.2%

Anheuser-Busch InBev Worldwide, Inc.

4.75%, 1/23/2029 (e)	70,000	84,564

4.90%, 1/23/2031	25,000	31,494

4.38%, 4/15/2038	15,000	17,227

5.55%, 1/23/2049	10,000	13,385

		146,670

Canada — 1.4%

1011778 BC ULC

4.25%, 5/15/2024 (c)	170,000	170,301

3.88%, 1/15/2028 (c)	17,000	16,493

Advanz Pharma Corp. Ltd. 8.00%, 9/6/2024	80,000	73,600

Alimentation Couche-Tard, Inc.

2.95%, 1/25/2030 (c)	5,000	5,183

3.80%, 1/25/2050 (c)	5,000	5,181

ATS Automation Tooling Systems, Inc. 6.50%, 6/15/2023 (c)	20,000	20,075

Bank of Nova Scotia (The) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.55%), 4.90%, 6/4/2025 (a) (b) (d)	15,000	14,972

Bell Canada, Inc. 4.30%, 7/29/2049	30,000	36,791

Bombardier, Inc.

6.00%, 10/15/2022 (c)	50,000	34,750

6.13%, 1/15/2023 (c)	40,000	27,512

7.50%, 12/1/2024 (c)	45,000	29,250

7.50%, 3/15/2025 (c)	38,000	24,799

Canadian Imperial Bank of Commerce (ICE LIBOR USD 3 Month + 0.79%), 2.61%, 7/22/2023 (b)	20,000	20,673

Emera, Inc. Series 16-A, (ICE LIBOR USD 3 Month + 5.44%), 6.75%, 6/15/2076 (b)	115,000	124,374

Enbridge, Inc.

Series 16-A, (ICE LIBOR USD 3 Month + 3.89%), 6.00%, 1/15/2077 (b)	10,000	9,850

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Canada — continued

(ICE LIBOR USD 3 Month + 3.64%), 6.25%, 3/1/2078 (b)	35,000	34,475

Fortis, Inc. 3.06%, 10/4/2026	15,000	16,185

Gateway Casinos & Entertainment Ltd. 8.25%, 3/1/2024 (c)	65,000	53,300

MEG Energy Corp. 6.50%, 1/15/2025 (c)	45,000	41,962

NOVA Chemicals Corp.

5.00%, 5/1/2025 (c)	34,000	31,110

5.25%, 6/1/2027 (c)	26,000	22,824

Open Text Corp. 5.88%, 6/1/2026 (c)	57,000	59,144

Precision Drilling Corp.

5.25%, 11/15/2024	3,000	2,004

7.13%, 1/15/2026 (c)	23,000	14,030

Quebecor Media, Inc. 5.75%, 1/15/2023	130,000	136,175

Rogers Communications, Inc. 4.35%, 5/1/2049	5,000	6,123

Stars Group Holdings BV 7.00%, 7/15/2026 (c)	24,000	25,299

TransCanada PipeLines Ltd. 4.25%, 5/15/2028	15,000	17,255

Transcanada Trust

Series 16-A, (ICE LIBOR USD 3 Month + 4.64%), 5.87%, 8/15/2076 (b)	13,000	13,744

(ICE LIBOR USD 3 Month + 4.15%), 5.50%, 9/15/2079 (b)	62,000	61,845

Videotron Ltd.

5.00%, 7/15/2022	38,000	39,271

5.13%, 4/15/2027 (c)	32,000	33,204

		1,221,754

Cayman Islands — 0.0% (f)

Global Aircraft Leasing Co. Ltd. 6.50% (cash), 9/15/2024 (c) (g)	30,000	20,100

Finland — 0.1%

Nokia OYJ

4.38%, 6/12/2027	12,000	12,679

6.63%, 5/15/2039	33,000	38,907

		51,586

France — 0.6%

Altice France SA 8.13%, 2/1/2027 (c)	200,000	219,000

Credit Agricole SA (USD Swap Semi 5 Year + 6.19%), 8.12%, 12/23/2025 (a) (b) (c) (d)	200,000	228,250

Total Capital International SA

2.83%, 1/10/2030 (e)	20,000	21,748

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued

France — continued

2.99%, 6/29/2041	20,000	20,383

3.13%, 5/29/2050	20,000	20,415

		509,796

Germany — 0.1%

Deutsche Telekom International Finance BV 8.75%, 6/15/2030 (h)	45,000	70,090

Ireland — 0.1%

Avolon Holdings Funding Ltd.

5.50%, 1/15/2023 (c)	15,000	14,123

5.13%, 10/1/2023 (c)	33,000	30,520

5.25%, 5/15/2024 (c)	21,000	19,174

Park Aerospace Holdings Ltd.

4.50%, 3/15/2023 (c)	16,000	14,597

5.50%, 2/15/2024 (c)	37,000	33,849

		112,263

Italy — 0.1%

Telecom Italia Capital SA

6.38%, 11/15/2033	20,000	22,525

6.00%, 9/30/2034	32,000	34,784

		57,309

Luxembourg — 0.3%

Intelsat Jackson Holdings SA

5.50%, 8/1/2023	100,000	56,970

8.00%, 2/15/2024 (c) (h)	77,000	78,092

8.50%, 10/15/2024 (c)	110,000	66,137

9.75%, 7/15/2025 (c)	35,000	21,501

		222,700

Mexico — 0.2%

Cemex SAB de CV 5.70%, 1/11/2025 (c)	200,000	193,875

Netherlands — 0.0% (f)

Shell International Finance BV 3.25%, 4/6/2050	10,000	10,724

Norway — 0.0% (f)

Equinor ASA 2.38%, 5/22/2030	20,000	20,788

Peru — 0.0% (f)

Hudbay Minerals, Inc.

7.25%, 1/15/2023 (c)	15,000	14,775

7.63%, 1/15/2025 (c)	10,000	9,575

		24,350

Switzerland — 0.6%

Credit Suisse Group AG (USD Swap Semi 5 Year + 3.46%), 6.25%, 12/18/2024 (a) (b) (c) (d)	200,000	208,336

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Switzerland — continued

Novartis Capital Corp. 2.20%, 8/14/2030	65,000	68,761

UBS Group AG (USD Swap Semi 5 Year + 4.87%), 7.00%, 2/19/2025 (a) (b) (d) (i)	200,000	219,790

		496,887

United Arab Emirates — 0.1%

DAE Funding LLC

4.50%, 8/1/2022 (c)	10,000	9,563

5.75%, 11/15/2023 (c)	11,000	10,594

5.00%, 8/1/2024 (c)	45,000	42,300

Shelf Drilling Holdings Ltd. 8.25%, 2/15/2025 (c)	69,000	32,344

		94,801

United Kingdom — 0.9%

AstraZeneca plc 4.00%, 1/17/2029	35,000	42,869

BAE Systems plc 3.40%, 4/15/2030 (c)	215,000	234,475

BAT Capital Corp.

3.22%, 9/6/2026	35,000	37,571

4.70%, 4/2/2027	50,000	57,138

4.39%, 8/15/2037	17,000	18,544

BP Capital Markets plc

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.04%), 4.38%, 6/22/2025 (a) (b) (d)	60,000	60,900

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.40%), 4.88%, 3/22/2030 (a) (b) (d)	40,000	41,300

Royal Bank of Scotland Group plc 6.13%, 12/15/2022	177,000	193,217

Vodafone Group plc

5.00%, 5/30/2038	15,000	18,846

5.25%, 5/30/2048	40,000	52,631

4.25%, 9/17/2050	30,000	35,148

(USD Swap Semi 5 Year + 4.87%), 7.00%, 4/4/2079 (b)	24,000	28,132

		820,771

United States — 33.2%

Abbott Laboratories 4.75%, 11/30/2036	70,000	94,158

AbbVie, Inc.

4.05%, 11/21/2039 (c)	30,000	34,794

4.25%, 11/21/2049 (c)	40,000	47,949

Acadia Healthcare Co., Inc.

5.63%, 2/15/2023	20,000	20,007

6.50%, 3/1/2024	55,000	55,972

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued

United States — continued

ACCO Brands Corp. 5.25%, 12/15/2024 (c)	12,000	12,150

ACE Cash Express, Inc. 12.00%, 12/15/2022 (c)	32,000	22,880

ADT Security Corp. (The)

4.13%, 6/15/2023	95,000	95,237

4.88%, 7/15/2032 (c)	45,000	40,950

Advanced Drainage Systems, Inc. 5.00%, 9/30/2027 (c)	10,000	10,075

AECOM

5.88%, 10/15/2024	5,000	5,400

5.13%, 3/15/2027	53,000	56,975

AES Corp. (The)

5.50%, 4/15/2025	10,000	10,263

6.00%, 5/15/2026	35,000	36,575

Aetna, Inc. 3.88%, 8/15/2047	25,000	28,192

Air Lease Corp.

3.38%, 7/1/2025	10,000	9,997

3.75%, 6/1/2026	10,000	10,092

Albertsons Cos., Inc.

6.63%, 6/15/2024	140,000	143,500

5.75%, 3/15/2025	27,000	27,591

7.50%, 3/15/2026 (c)	80,000	86,661

5.88%, 2/15/2028 (c)	38,000	39,207

Allegheny Technologies, Inc. 7.88%, 8/15/2023 (h)	10,000	10,237

Allied Universal Holdco LLC

6.63%, 7/15/2026 (c)	13,000	13,650

9.75%, 7/15/2027 (c)	13,000	13,699

Allison Transmission, Inc. 4.75%, 10/1/2027 (c)	65,000	64,512

Allstate Corp. (The) Series B, (ICE LIBOR USD 3 Month + 2.94%), 5.75%, 8/15/2053 (b)	33,000	34,090

Ally Financial, Inc.

5.75%, 11/20/2025	110,000	117,515

8.00%, 11/1/2031	39,000	50,311

Altria Group, Inc.

4.40%, 2/14/2026	65,000	74,762

4.80%, 2/14/2029	20,000	23,314

5.95%, 2/14/2049	10,000	13,111

Amazon.com, Inc.

2.50%, 6/3/2050	5,000	5,057

2.70%, 6/3/2060	10,000	10,150

AMC Entertainment Holdings, Inc.

5.75%, 6/15/2025	52,000	16,380

5.88%, 11/15/2026	24,000	7,680

6.13%, 5/15/2027	25,000	7,750

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued

AMC Networks, Inc. 4.75%, 12/15/2022	27,000	26,932

Ameren Corp. 3.50%, 1/15/2031	15,000	16,768

American Airlines Group, Inc. 5.00%, 6/1/2022 (c)	21,000	12,180

American Axle & Manufacturing, Inc.

6.25%, 4/1/2025 (e)	87,000	85,477

6.25%, 3/15/2026	52,000	50,050

6.50%, 4/1/2027 (e)	53,000	51,443

American Electric Power Co., Inc. Series J, 4.30%, 12/1/2028	15,000	17,636

American Express Co.

Series B, (ICE LIBOR USD 3 Month + 3.43%), 3.82%, 8/15/2020 (a) (b) (d)	18,000	15,297

Series C, (ICE LIBOR USD 3 Month + 3.29%), 3.60%, 9/15/2020 (a) (b) (d)	14,000	11,927

American International Group, Inc.

3.88%, 1/15/2035	5,000	5,729

Series A-9, (ICE LIBOR USD 3 Month + 2.87%), 5.75%, 4/1/2048 (b)	29,000	29,931

American Tower Corp.

REIT, 2.10%, 6/15/2030	20,000	20,041

REIT, 3.10%, 6/15/2050	45,000	44,215

American Water Capital Corp. 3.45%, 5/1/2050	10,000	11,235

AmeriGas Partners LP

5.63%, 5/20/2024	25,000	25,930

5.75%, 5/20/2027	35,000	37,012

Amgen, Inc.

3.15%, 2/21/2040	10,000	10,629

3.38%, 2/21/2050	35,000	38,322

Amkor Technology, Inc. 6.63%, 9/15/2027 (c) (e)	62,000	66,363

AMN Healthcare, Inc. 5.13%, 10/1/2024 (c)	36,000	36,000

Amsted Industries, Inc. 5.63%, 7/1/2027 (c)	21,000	21,656

Antero Midstream Partners LP 5.38%, 9/15/2024	10,000	8,520

Antero Resources Corp.

5.38%, 11/1/2021	10,000	9,250

5.13%, 12/1/2022	11,000	7,948

5.63%, 6/1/2023	14,000	8,960

Anthem, Inc. 2.25%, 5/15/2030	10,000	10,288

Apple, Inc.

4.50%, 2/23/2036	35,000	46,158

3.85%, 5/4/2043	25,000	31,007

4.65%, 2/23/2046	5,000	6,846

2.65%, 5/11/2050	30,000	30,928

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued

United States — continued

Archrock Partners LP 6.88%, 4/1/2027 (c)	7,000	6,594

AT&T, Inc.

4.30%, 2/15/2030	20,000	23,366

2.75%, 6/1/2031	15,000	15,517

3.50%, 6/1/2041	35,000	36,756

4.50%, 3/9/2048	10,000	11,735

3.65%, 6/1/2051	5,000	5,216

Avis Budget Car Rental LLC

6.38%, 4/1/2024 (c)	100,000	82,125

5.25%, 3/15/2025 (c)	50,000	40,000

5.75%, 7/15/2027 (c)	24,000	18,372

B&G Foods, Inc. 5.25%, 4/1/2025	146,000	147,095

Baker Hughes a GE Co. LLC 3.34%, 12/15/2027	5,000	5,326

Bank of America Corp.

Series JJ, (ICE LIBOR USD 3 Month + 3.29%), 5.13%, 6/20/2024 (a) (b) (d)	14,000	13,850

Series X, (ICE LIBOR USD 3 Month + 3.71%), 6.25%, 9/5/2024 (a) (b) (d)	72,000	74,525

Series Z, (ICE LIBOR USD 3 Month + 4.17%), 6.50%, 10/23/2024 (a) (b) (d)	30,000	32,240

Series AA, (ICE LIBOR USD 3 Month + 3.90%), 6.10%, 3/17/2025 (a) (b) (d)	58,000	61,190

Series DD, (ICE LIBOR USD 3 Month + 4.55%), 6.30%, 3/10/2026 (a) (b) (d)	90,000	99,875

Series FF, (ICE LIBOR USD 3 Month + 2.93%), 5.87%, 3/15/2028 (a) (b) (d)	113,000	115,435

(ICE LIBOR USD 3 Month + 1.51%), 3.71%, 4/24/2028 (b)	25,000	28,254

(ICE LIBOR USD 3 Month + 0.99%), 2.50%, 2/13/2031 (b)	65,000	68,132

(SOFR + 1.93%), 2.68%, 6/19/2041 (b)	5,000	5,134

Bank of New York Mellon Corp. (The)

Series D, (ICE LIBOR USD 3 Month + 2.46%), 4.50%, 6/20/2023 (a) (b) (d)	49,000	47,045

Series G, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.36%), 4.70%, 9/20/2025 (a) (b) (d)	20,000	20,800

Series F, (ICE LIBOR USD 3 Month + 3.13%), 4.62%, 9/20/2026 (a) (b) (d)	10,000	9,844

Bausch Health Americas, Inc. 9.25%, 4/1/2026 (c)	26,000	28,207

Bausch Health Cos., Inc.

5.88%, 5/15/2023 (c)	7,000	6,982

7.00%, 3/15/2024 (c)	69,000	71,588

6.13%, 4/15/2025 (c)	95,000	96,356

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued

5.50%, 11/1/2025 (c)	121,000	123,669

9.00%, 12/15/2025 (c)	68,000	73,250

5.75%, 8/15/2027 (c)	12,000	12,720

7.00%, 1/15/2028 (c)	20,000	20,600

7.25%, 5/30/2029 (c)	22,000	23,081

Berkshire Hathaway Energy Co. 4.25%, 10/15/2050 (c)	15,000	18,787

Berry Global, Inc.

5.13%, 7/15/2023 (e)	10,000	10,057

4.88%, 7/15/2026 (c)	84,000	85,260

5.63%, 7/15/2027 (c)	20,000	20,550

Biogen, Inc. 3.15%, 5/1/2050	50,000	48,139

Booz Allen Hamilton, Inc. 5.13%, 5/1/2025 (c)	24,000	24,360

Boston Gas Co. 3.00%, 8/1/2029 (c)	15,000	16,200

Boston Scientific Corp.

4.00%, 3/1/2029	20,000	22,880

2.65%, 6/1/2030	55,000	57,127

4.55%, 3/1/2039	10,000	12,282

Boyd Gaming Corp.

6.38%, 4/1/2026	4,000	3,800

6.00%, 8/15/2026	34,000	31,620

Boyne USA, Inc. 7.25%, 5/1/2025 (c)	41,000	42,948

BP Capital Markets America, Inc.

3.63%, 4/6/2030	15,000	16,941

3.00%, 2/24/2050	15,000	14,769

Brink’s Co. (The) 4.63%, 10/15/2027 (c)	75,000	72,000

Bristol-Myers Squibb Co.

4.13%, 6/15/2039 (c)	10,000	12,770

4.25%, 10/26/2049 (c)	15,000	19,916

Broadcom, Inc.

3.15%, 11/15/2025 (c)	30,000	31,851

4.25%, 4/15/2026 (c)	5,000	5,567

4.15%, 11/15/2030 (c)	15,000	16,321

Brookfield Property REIT, Inc. REIT, 5.75%, 5/15/2026 (c)	59,000	49,855

Buckeye Partners LP 3.95%, 12/1/2026	60,000	56,402

Burlington Northern Santa Fe LLC

5.15%, 9/1/2043	5,000	6,909

3.05%, 2/15/2051	60,000	65,123

Callon Petroleum Co.

6.25%, 4/15/2023	66,000	24,999

6.13%, 10/1/2024	8,000	2,720

6.38%, 7/1/2026	6,000	1,980

Calpine Corp. 5.25%, 6/1/2026 (c)	90,000	90,874

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued

United States — continued

Cameron LNG LLC

2.90%, 7/15/2031 (c)	10,000	10,704

3.30%, 1/15/2035 (c)	5,000	5,511

Capital One Financial Corp. Series E, (ICE LIBOR USD 3 Month + 3.80%), 4.15%, 9/1/2020 (a) (b) (d)	30,000	24,450

Catalent Pharma Solutions, Inc.

4.88%, 1/15/2026 (c)	44,000	44,669

5.00%, 7/15/2027 (c)	29,000	30,106

Caterpillar, Inc. 2.60%, 4/9/2030	5,000	5,437

CCM Merger, Inc. 6.00%, 3/15/2022 (c)	26,000	25,740

CCO Holdings LLC

5.88%, 4/1/2024 (c)	125,000	128,906

5.38%, 5/1/2025 (c)	60,000	61,500

5.75%, 2/15/2026 (c)	85,000	87,919

5.50%, 5/1/2026 (c)	130,000	134,712

5.13%, 5/1/2027 (c)	158,000	163,467

5.88%, 5/1/2027 (c)	35,000	36,521

5.00%, 2/1/2028 (c)	23,000	23,748

4.75%, 3/1/2030 (c)	64,000	65,484

CDK Global, Inc. 5.25%, 5/15/2029 (c)	99,000	102,804

CDW LLC

5.00%, 9/1/2025	10,000	10,288

4.25%, 4/1/2028 (e)	40,000	40,762

Cedar Fair LP

5.38%, 4/15/2027	3,000	2,685

5.25%, 7/15/2029 (c)	6,000	5,425

Centene Corp.

4.75%, 5/15/2022	40,000	40,552

4.75%, 1/15/2025	30,000	30,710

5.25%, 4/1/2025 (c)	75,000	77,227

3.38%, 2/15/2030	135,000	136,311

CenterPoint Energy, Inc.

Series A, (ICE LIBOR USD 3 Month + 3.27%), 6.13%, 9/1/2023 (a) (b) (d)	32,000	31,012

4.25%, 11/1/2028	15,000	17,437

CenturyLink, Inc.

Series T, 5.80%, 3/15/2022	30,000	30,825

Series W, 6.75%, 12/1/2023	28,000	30,094

Series Y, 7.50%, 4/1/2024	2,000	2,198

5.63%, 4/1/2025	57,000	58,938

Series G, 6.88%, 1/15/2028 (e)	5,000	5,318

Charles Schwab Corp. (The)

Series E, (ICE LIBOR USD 3 Month + 3.32%), 4.62%, 3/1/2022 (a) (b) (d)	5,000	4,712

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued

Series G, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.97%), 5.38%, 6/1/2025 (a) (b) (d)	40,000	42,733

Series F, (ICE LIBOR USD 3 Month + 2.58%), 5.00%, 12/1/2027 (a) (b) (d)	67,000	65,995

Chemours Co. (The)

7.00%, 5/15/2025 (e)	82,000	78,459

5.38%, 5/15/2027	55,000	49,703

Cheniere Energy Partners LP

5.25%, 10/1/2025	18,000	17,940

5.63%, 10/1/2026	14,000	13,863

Chesapeake Energy Corp. 11.50%, 1/1/2025 (c)	45,000	4,725

Chevron Corp. 2.98%, 5/11/2040	10,000	10,694

Cincinnati Bell, Inc.

7.00%, 7/15/2024 (c)	45,000	45,900

8.00%, 10/15/2025 (c)	15,000	15,656

Cinemark USA, Inc. 4.88%, 6/1/2023	25,000	21,125

CIT Group, Inc.

4.75%, 2/16/2024	22,000	22,314

5.25%, 3/7/2025	45,000	46,622

6.13%, 3/9/2028	21,000	22,680

Citigroup, Inc.

Series Q, (ICE LIBOR USD 3 Month + 4.10%), 5.95%, 8/15/2020 (a) (b) (d)	19,000	17,973

Series R, (ICE LIBOR USD 3 Month + 4.48%), 6.13%, 11/15/2020 (a) (b) (d)	67,000	65,576

(ICE LIBOR USD 3 Month + 4.07%), 5.95%, 1/30/2023 (a) (b) (d)	69,000	68,307

(ICE LIBOR USD 3 Month + 4.23%), 5.90%, 2/15/2023 (a) (b) (d)	52,000	51,708

Series D, (ICE LIBOR USD 3 Month + 3.47%), 5.35%, 5/15/2023 (a) (b) (d)	8,000	7,580

Series M, (ICE LIBOR USD 3 Month + 3.42%), 6.30%, 5/15/2024 (a) (b) (d)	96,000	96,167

Series U, (SOFR + 3.81%), 5.00%, 9/12/2024 (a) (b) (d)	78,000	73,422

Series V, (SOFR + 3.23%), 4.70%, 1/30/2025 (a) (b) (d)	58,000	51,420

Series P, (ICE LIBOR USD 3 Month + 3.91%), 5.95%, 5/15/2025 (a) (b) (d)	40,000	39,720

(SOFR + 2.75%), 3.11%, 4/8/2026 (b)	65,000	69,690

Series T, (ICE LIBOR USD 3 Month + 4.52%), 6.25%, 8/15/2026 (a) (b) (d)	61,000	64,713

(ICE LIBOR USD 3 Month + 1.56%), 3.89%, 1/10/2028 (b)	40,000	45,080

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	9

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued

United States — continued

(ICE LIBOR USD 3 Month + 1.19%), 4.07%, 4/23/2029 (b)	20,000	22,813

(SOFR + 2.11%), 2.57%, 6/3/2031 (b)	25,000	25,837

Citizens Financial Group, Inc. Series C, (ICE LIBOR USD 3 Month + 3.16%), 6.37%, 4/6/2024 (a) (b) (d)	24,000	22,303

Clear Channel Worldwide Holdings, Inc.

9.25%, 2/15/2024	170,000	157,697

5.13%, 8/15/2027 (c)	35,000	33,600

Clearwater Paper Corp. 4.50%, 2/1/2023	51,000	50,745

Clearway Energy Operating LLC 5.75%, 10/15/2025	20,000	20,768

Cleveland Electric Illuminating Co. (The) 4.55%, 11/15/2030 (c)	15,000	18,269

Clorox Co. (The) 1.80%, 5/15/2030	15,000	15,129

CMS Energy Corp. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.12%), 4.75%, 6/1/2050 (b)	20,000	20,392

CNG Holdings, Inc. 12.50%, 6/15/2024 (c)	53,000	46,640

Coca-Cola Co. (The) 2.60%, 6/1/2050	65,000	65,672

Colfax Corp.

6.00%, 2/15/2024 (c)	33,000	34,031

6.38%, 2/15/2026 (c)	5,000	5,225

Comcast Corp.

4.15%, 10/15/2028	70,000	84,213

2.65%, 2/1/2030	65,000	70,675

4.25%, 10/15/2030	25,000	30,608

3.20%, 7/15/2036	20,000	22,231

3.45%, 2/1/2050	40,000	45,337

Commercial Metals Co.

4.88%, 5/15/2023	19,000	19,142

5.38%, 7/15/2027	11,000	11,138

CommScope Technologies LLC

6.00%, 6/15/2025 (c)	112,000	108,158

5.00%, 3/15/2027 (c)	15,000	13,511

CommScope, Inc.

5.50%, 3/1/2024 (c)	31,000	31,310

6.00%, 3/1/2026 (c)	35,000	35,875

8.25%, 3/1/2027 (c)	75,000	77,078

Community Health Systems, Inc.

6.25%, 3/31/2023	92,000	86,660

8.63%, 1/15/2024 (c)	37,000	36,182

8.00%, 3/15/2026 (c)	11,000	10,397

Constellation Brands, Inc.

2.88%, 5/1/2030	9,000	9,534

5.25%, 11/15/2048	15,000	19,669

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued

Constellation Merger Sub, Inc. 8.50%, 9/15/2025 (c)	32,000	25,600

Covanta Holding Corp. 5.88%, 7/1/2025	19,000	19,238

Cox Communications, Inc. 4.80%, 2/1/2035 (c)	5,000	6,287

Credit Acceptance Corp. 6.63%, 3/15/2026	20,000	20,081

Crestwood Midstream Partners LP

6.25%, 4/1/2023 (h)	10,000	8,900

5.75%, 4/1/2025 (e)	29,000	25,049

5.63%, 5/1/2027 (c) (e)	10,000	8,337

Crown Americas LLC

4.50%, 1/15/2023	27,000	27,540

4.75%, 2/1/2026	26,000	26,495

Crown Castle International Corp.

REIT, 3.30%, 7/1/2030	33,000	36,030

REIT, 4.15%, 7/1/2050	10,000	11,494

REIT, 3.25%, 1/15/2051	15,000	14,969

CSC Holdings LLC

6.75%, 11/15/2021	27,000	28,342

5.88%, 9/15/2022	15,000	15,675

5.25%, 6/1/2024	157,000	166,714

6.63%, 10/15/2025 (c)	200,000	207,750

CSX Corp. 4.75%, 11/15/2048	20,000	26,542

Cumulus Media New Holdings, Inc. 6.75%, 7/1/2026 (c)	18,000	16,628

Curo Group Holdings Corp. 8.25%, 9/1/2025 (c)	71,000	56,779

CVR Partners LP 9.25%, 6/15/2023 (c)	164,000	160,720

CVS Health Corp.

3.25%, 8/15/2029	5,000	5,523

4.78%, 3/25/2038	15,000	18,634

4.13%, 4/1/2040	10,000	11,794

Darling Ingredients, Inc. 5.25%, 4/15/2027 (c)	12,000	12,333

DaVita, Inc.

5.13%, 7/15/2024	106,000	107,855

5.00%, 5/1/2025	22,000	22,495

DCP Midstream Operating LP

4.95%, 4/1/2022	5,000	5,027

3.88%, 3/15/2023	38,000	36,860

5.38%, 7/15/2025	14,000	13,895

6.75%, 9/15/2037 (c)	20,000	17,946

Deere & Co. 3.10%, 4/15/2030	15,000	17,002

Delek Logistics Partners LP 6.75%, 5/15/2025	48,000	44,400

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued

United States — continued

Dell International LLC

7.13%, 6/15/2024 (c)	65,000	67,336

6.02%, 6/15/2026 (c)	10,000	11,465

4.90%, 10/1/2026 (c)	5,000	5,505

Diamond Sports Group LLC 5.38%, 8/15/2026 (c)	53,000	38,417

Discovery Communications LLC 4.65%, 5/15/2050	20,000	22,681

DISH DBS Corp.

6.75%, 6/1/2021	105,000	106,968

5.88%, 7/15/2022	24,000	24,403

5.00%, 3/15/2023	223,000	222,465

5.88%, 11/15/2024	25,000	24,852

7.75%, 7/1/2026	125,000	132,514

Dole Food Co., Inc. 7.25%, 6/15/2025 (c)	50,000	47,875

Dominion Energy, Inc. Series B, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.99%), 4.65%, 12/15/2024 (a) (b) (d)	24,000	23,503

Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.50%, 2/15/2023 (c)	87,000	73,515

Duke Energy Corp. 3.40%, 6/15/2029	15,000	16,860

Duke Energy Ohio, Inc. 2.13%, 6/1/2030	10,000	10,355

Duke Energy Progress LLC 4.10%, 3/15/2043	20,000	24,081

Dun & Bradstreet Corp. (The) 6.88%, 8/15/2026 (c)	45,000	47,700

Duquesne Light Holdings, Inc. 3.62%, 8/1/2027 (c)	2,000	2,040

E*TRADE Financial Corp. Series A, (ICE LIBOR USD 3 Month + 4.44%), 5.87%, 9/15/2026 (a) (b) (d)	8,000	8,300

Eli Lilly and Co. 2.25%, 5/15/2050	66,000	63,277

Embarq Corp. 8.00%, 6/1/2036	124,000	139,252

EMC Corp. 3.38%, 6/1/2023	26,000	26,299

Encompass Health Corp. 5.75%, 11/1/2024	31,000	31,000

Energy Transfer Operating LP

Series B, (ICE LIBOR USD 3 Month + 4.16%), 6.63%, 2/15/2028 (a) (b) (d)	45,000	34,434

Series G, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.31%), 7.13%, 5/15/2030 (a) (b) (d)	20,000	17,100

EnLink Midstream Partners LP

Series C, (ICE LIBOR USD 3 Month + 4.11%), 6.00%, 12/15/2022 (a) (b) (d)	31,000	11,160

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued

4.40%, 4/1/2024	19,000	15,780

4.15%, 6/1/2025	23,000	17,710

4.85%, 7/15/2026	58,000	42,937

5.60%, 4/1/2044	5,000	3,050

Entegris, Inc. 4.63%, 2/10/2026 (c)	49,000	49,735

Entercom Media Corp.

7.25%, 11/1/2024 (c)	35,000	30,450

6.50%, 5/1/2027 (c)	41,000	36,798

Entergy Arkansas LLC 4.00%, 6/1/2028	5,000	5,772

Entergy Louisiana LLC 3.25%, 4/1/2028	10,000	11,002

Entergy Mississippi LLC 2.85%, 6/1/2028	10,000	10,812

Entergy Texas, Inc.

4.00%, 3/30/2029	15,000	17,414

3.55%, 9/30/2049	15,000	16,513

Enterprise Development Authority (The) 12.00%, 7/15/2024 (c)	82,000	82,410

Enterprise Products Operating LLC

3.70%, 1/31/2051	5,000	5,198

Series E, (ICE LIBOR USD 3 Month + 3.03%), 5.25%, 8/16/2077 (b)	25,000	23,375

Envision Healthcare Corp. 8.75%, 10/15/2026 (c)	20,000	9,500

EP Energy LLC

9.38%, 5/1/2024 (c) (j)	22,000	–

8.00%, 11/29/2024 (c) (j)	26,000	520

8.00%, 2/15/2025 (c) (j)	23,000	–

7.75%, 5/15/2026 (c) (j)	35,000	7,000

ESH Hospitality, Inc.

REIT, 5.25%, 5/1/2025 (c)	30,000	29,025

REIT, 4.63%, 10/1/2027 (c)	30,000	28,200

Evergy Metro, Inc. Series 2020, 2.25%, 6/1/2030	10,000	10,475

Evergy, Inc. 2.90%, 9/15/2029	20,000	21,427

Exela Intermediate LLC 10.00%, 7/15/2023 (c)	94,000	22,795

Exxon Mobil Corp.

4.23%, 3/19/2040	10,000	12,085

4.33%, 3/19/2050	5,000	6,264

3.45%, 4/15/2051	25,000	27,742

FirstCash, Inc. 5.38%, 6/1/2024 (c)	22,000	22,110

FirstEnergy Corp.

Series B, 3.90%, 7/15/2027 (e)	5,000	5,655

2.65%, 3/1/2030	5,000	5,218

Series C, 7.38%, 11/15/2031	5,000	7,301

Florida Power & Light Co. 4.05%, 6/1/2042	15,000	18,524

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	11

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued

United States — continued

Ford Motor Credit Co. LLC 4.54%, 8/1/2026	200,000	191,000

Freeport-McMoRan, Inc.

3.88%, 3/15/2023	75,000	75,097

4.55%, 11/14/2024	15,000	15,244

5.45%, 3/15/2043 (e)	75,000	73,500

Frontier Communications Corp.

7.63%, 4/15/2024 (j)	11,000	3,630

6.88%, 1/15/2025 (j)	24,000	7,145

11.00%, 9/15/2025 (j)	31,000	10,695

8.50%, 4/1/2026 (c) (h)	63,000	59,567

Gartner, Inc. 5.13%, 4/1/2025 (c)	20,000	20,481

General Electric Co. Series D, (ICE LIBOR USD 3 Month + 3.33%), 5.00%, 1/21/2021 (a) (b) (d)	172,000	135,037

Genesis Energy LP

6.00%, 5/15/2023	15,000	13,500

6.50%, 10/1/2025	5,000	4,275

6.25%, 5/15/2026	15,000	12,868

Genesys Telecommunications Laboratories, Inc. 10.00%, 11/30/2024 (c)	27,000	28,080

Gilead Sciences, Inc. 4.15%, 3/1/2047	15,000	19,098

Global Partners LP

7.00%, 6/15/2023	45,000	43,256

7.00%, 8/1/2027	27,000	24,975

Global Payments, Inc. 2.90%, 5/15/2030	10,000	10,459

Go Daddy Operating Co. LLC 5.25%, 12/1/2027 (c)	50,000	50,875

Goldman Sachs Group, Inc. (The)

Series M, (ICE LIBOR USD 3 Month + 3.92%), 4.37%, 8/3/2020 (a) (b) (d)	74,000	67,836

(ICE LIBOR USD 3 Month + 1.51%), 3.69%, 6/5/2028 (b)	33,000	36,960

(ICE LIBOR USD 3 Month + 1.16%), 3.81%, 4/23/2029 (b)	30,000	33,907

3.80%, 3/15/2030	25,000	28,518

Series M, (ICE LIBOR USD 3 Month + 3.92%), 4.37%, 6/29/2020 (a) (b) (d)	10,000	9,167

Goodyear Tire & Rubber Co. (The)

5.13%, 11/15/2023	28,000	26,880

5.00%, 5/31/2026	47,000	43,781

4.88%, 3/15/2027 (e)	10,000	9,160

Gray Television, Inc.

5.13%, 10/15/2024 (c)	20,000	20,000

5.88%, 7/15/2026 (c)	20,000	19,925

7.00%, 5/15/2027 (c)	45,000	46,125

Greif, Inc. 6.50%, 3/1/2027 (c)	36,000	36,643

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued

Guardian Life Insurance Co. of America (The)

4.88%, 6/19/2064 (c)	5,000	6,349

3.70%, 1/22/2070 (c)	5,000	5,230

H&E Equipment Services, Inc. 5.63%, 9/1/2025	25,000	25,245

Hanesbrands, Inc. 4.88%, 5/15/2026 (c)	60,000	60,450

Harsco Corp. 5.75%, 7/31/2027 (c)	9,000	9,023

HAT Holdings I LLC REIT, 5.25%, 7/15/2024 (c)	13,000	13,260

HCA, Inc.

5.88%, 5/1/2023	95,000	102,838

5.38%, 2/1/2025	146,000	156,402

5.88%, 2/15/2026	190,000	208,525

5.63%, 9/1/2028	274,000	305,622

Healthpeak Properties, Inc.

REIT, 3.25%, 7/15/2026	10,000	10,929

REIT, 3.00%, 1/15/2030	10,000	10,461

REIT, 2.88%, 1/15/2031	10,000	10,266

Herc Holdings, Inc. 5.50%, 7/15/2027 (c)	28,000	28,060

Hertz Corp. (The)

7.63%, 6/1/2022 (c) (j)	8,000	6,000

5.50%, 10/15/2024 (c) (j)	70,000	21,770

7.13%, 8/1/2026 (c) (j)	75,000	23,438

Hilcorp Energy I LP

5.00%, 12/1/2024 (c)	90,000	77,400

5.75%, 10/1/2025 (c)	4,000	3,400

6.25%, 11/1/2028 (c)	39,000	31,298

Hill-Rom Holdings, Inc. 5.00%, 2/15/2025 (c)	15,000	15,453

Hilton Domestic Operating Co., Inc.

5.13%, 5/1/2026	12,000	11,948

4.88%, 1/15/2030	24,000	23,640

Hilton Grand Vacations Borrower LLC 6.13%, 12/1/2024	28,000	28,140

Hilton Worldwide Finance LLC

4.63%, 4/1/2025	14,000	13,688

4.88%, 4/1/2027	32,000	31,240

Hologic, Inc.

4.38%, 10/15/2025 (c)	34,000	34,333

4.63%, 2/1/2028 (c)	25,000	25,937

Home Depot, Inc. (The)

2.70%, 4/15/2030	10,000	10,979

3.35%, 4/15/2050	15,000	17,106

Honeywell International, Inc.

1.95%, 6/1/2030	15,000	15,673

2.80%, 6/1/2050	10,000	10,665

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued

United States — continued

Howmet Aerospace, Inc.

5.13%, 10/1/2024	107,000	110,626

5.90%, 2/1/2027	8,000	8,482

5.95%, 2/1/2037	34,000	35,278

Hughes Satellite Systems Corp. 6.63%, 8/1/2026	20,000	20,758

Huntington Bancshares, Inc. Series E, (ICE LIBOR USD 3 Month + 2.88%), 5.70%, 4/15/2023 (a) (b) (d)	5,000	4,238

Icahn Enterprises LP

6.25%, 2/1/2022	43,000	43,108

4.75%, 9/15/2024	70,000	66,150

6.38%, 12/15/2025	22,000	21,780

iHeartCommunications, Inc.

6.38%, 5/1/2026	56,945	56,375

8.38%, 5/1/2027	97,589	89,428

5.25%, 8/15/2027 (c)	18,000	17,235

ILFC E-Capital Trust I (USD Constant Maturity 30 Year + 1.55%), 3.02%, 12/21/2065 (b) (c)	100,000	49,151

Intel Corp. 4.10%, 5/19/2046	35,000	44,102

International Game Technology plc 6.50%, 2/15/2025 (c)	200,000	204,502

IRB Holding Corp. 6.75%, 2/15/2026 (c)	56,000	53,480

Iron Mountain, Inc.

REIT, 5.75%, 8/15/2024	52,000	52,499

REIT, 4.88%, 9/15/2027 (c)	84,000	81,832

REIT, 5.25%, 3/15/2028 (c)	48,000	47,760

ITC Holdings Corp.

3.35%, 11/15/2027	20,000	22,124

2.95%, 5/14/2030 (c)	10,000	10,612

JB Poindexter & Co., Inc. 7.13%, 4/15/2026 (c)	31,000	31,310

JBS USA LUX SA

5.88%, 7/15/2024 (c)	10,000	10,137

5.75%, 6/15/2025 (c)	96,000	96,840

6.50%, 4/15/2029 (c)	63,000	66,859

5.50%, 1/15/2030 (c)	42,000	43,050

Kennedy-Wilson, Inc. 5.88%, 4/1/2024	11,000	10,945

Keurig Dr Pepper, Inc.

3.20%, 5/1/2030	15,000	16,594

3.80%, 5/1/2050	25,000	28,519

KeyCorp Series D, (ICE LIBOR USD 3 Month + 3.61%), 5.00%, 9/15/2026 (a) (b) (d)	19,000	17,955

Kroger Co. (The)

2.20%, 5/1/2030	20,000	20,797

3.88%, 10/15/2046	5,000	5,599

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued

L3Harris Technologies, Inc. 2.90%, 12/15/2029	10,000	10,766

LABL Escrow Issuer LLC 6.75%, 7/15/2026 (c)	100,000	104,031

Ladder Capital Finance Holdings LLLP REIT, 5.25%, 10/1/2025 (c)	48,000	41,410

Lamar Media Corp. 5.75%, 2/1/2026	20,000	20,632

Lamb Weston Holdings, Inc. 4.88%, 11/1/2026 (c) (e)	59,000	61,065

Leidos, Inc. 4.38%, 5/15/2030 (c)	10,000	11,265

Lennar Corp.

4.50%, 4/30/2024	15,000	15,597

5.88%, 11/15/2024	45,000	49,174

4.75%, 5/30/2025	5,000	5,337

5.25%, 6/1/2026	14,000	15,120

5.00%, 6/15/2027	20,000	21,600

Level 3 Financing, Inc.

5.13%, 5/1/2023	25,000	25,000

5.38%, 1/15/2024	10,000	10,075

5.38%, 5/1/2025	91,000	92,934

5.25%, 3/15/2026	54,000	55,639

Liberty Interactive LLC 8.25%, 2/1/2030	35,000	34,056

Live Nation Entertainment, Inc. 5.63%, 3/15/2026 (c)	33,000	30,030

Lockheed Martin Corp. 2.80%, 6/15/2050	35,000	36,917

Lowe’s Cos., Inc.

3.70%, 4/15/2046	10,000	11,181

4.55%, 4/5/2049	35,000	44,316

LPL Holdings, Inc. 5.75%, 9/15/2025 (c)	50,000	50,625

Marriott Ownership Resorts, Inc. 6.50%, 9/15/2026	50,000	50,375

Martin Midstream Partners LP 7.25%, 2/15/2021	50,000	37,500

MasTec, Inc. 4.88%, 3/15/2023	59,000	58,558

Matador Resources Co. 5.88%, 9/15/2026	55,000	40,700

Mattel, Inc.

3.15%, 3/15/2023	37,000	34,848

6.75%, 12/31/2025 (c)	150,000	155,625

Mauser Packaging Solutions Holding Co. 5.50%, 4/15/2024 (c)	142,000	139,471

McDonald’s Corp.

3.70%, 2/15/2042	10,000	11,195

3.63%, 9/1/2049	10,000	11,082

Mellon Capital IV Series 1, (ICE LIBOR USD 3 Month + 0.57%), 4.00%, 8/3/2020 (a) (b) (d)	8,000	7,284

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	13

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued

United States — continued

Merck & Co., Inc.

2.35%, 6/24/2040	5,000	5,087

4.00%, 3/7/2049	15,000	19,464

2.45%, 6/24/2050	25,000	25,090

MetLife, Inc.

Series C, (ICE LIBOR USD 3 Month + 3.58%), 3.89%, 8/3/2020 (a) (b) (d)	95,000	85,738

Series D, (ICE LIBOR USD 3 Month + 2.96%), 5.87%, 3/15/2028 (a) (b) (d)	82,000	86,510

6.40%, 12/15/2036	28,000	33,049

Series C, (ICE LIBOR USD 3 Month + 3.58%), 3.89%, 6/29/2020 (a) (b) (d)	60,000	54,150

MGM Growth Properties Operating Partnership LP REIT, 5.75%, 2/1/2027	23,000	23,575

MGM Resorts International 4.63%, 9/1/2026	200,000	182,000

Microsoft Corp.

3.45%, 8/8/2036	50,000	60,287

4.10%, 2/6/2037	16,000	20,638

2.53%, 6/1/2050	9,000	9,312

MidAmerican Energy Co. 4.25%, 5/1/2046	15,000	18,705

Midcontinent Communications 5.38%, 8/15/2027 (c)	17,000	17,261

Mississippi Power Co. Series 12-A, 4.25%, 3/15/2042	15,000	17,632

Morgan Stanley

Series H, (ICE LIBOR USD 3 Month + 3.61%), 4.83%, 10/15/2020 (a) (b) (d)	179,000	160,788

Series J, (ICE LIBOR USD 3 Month + 3.81%), 5.55%, 10/15/2020 (a) (b) (d)	76,000	69,859

(SOFR + 1.99%), 2.19%, 4/28/2026 (b)	90,000	93,601

(ICE LIBOR USD 3 Month + 1.34%), 3.59%, 7/22/2028 (b)	30,000	33,739

(ICE LIBOR USD 3 Month + 1.63%), 4.43%, 1/23/2030 (b)	20,000	23,823

(SOFR + 1.14%), 2.70%, 1/22/2031 (b)	25,000	26,553

MPH Acquisition Holdings LLC 7.13%, 6/1/2024 (c)	105,000	97,650

MPLX LP 4.50%, 4/15/2038	5,000	4,998

MSCI, Inc. 5.38%, 5/15/2027 (c)	69,000	73,226

MTS Systems Corp. 5.75%, 8/15/2027 (c)	24,000	22,020

Narragansett Electric Co. (The) 3.40%, 4/9/2030 (c)	15,000	16,892

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued

National Rural Utilities Cooperative Finance Corp.

2.40%, 3/15/2030 (e)	15,000	16,000

(ICE LIBOR USD 3 Month + 3.63%), 5.25%, 4/20/2046 (b)	20,000	21,198

Nationstar Mortgage Holdings, Inc.

8.13%, 7/15/2023 (c)	32,000	32,839

9.13%, 7/15/2026 (c)	60,000	63,412

NCR Corp.

5.75%, 9/1/2027 (c)	25,000	25,000

6.13%, 9/1/2029 (c)	25,000	25,122

Neiman Marcus Group Ltd. LLC 14.00% (cash), 4/25/2024 (c) (g) (j)	28,722	8,042

Netflix, Inc.

5.88%, 2/15/2025	100,000	111,219

4.88%, 4/15/2028	15,000	16,039

5.88%, 11/15/2028	60,000	68,238

5.38%, 11/15/2029 (c)	15,000	16,475

4.88%, 6/15/2030 (c)	15,000	16,026

New Albertsons LP

7.75%, 6/15/2026	5,000	5,300

6.63%, 6/1/2028	15,000	15,225

7.45%, 8/1/2029	21,000	22,680

8.00%, 5/1/2031	80,000	89,600

Newell Brands, Inc. 4.70%, 4/1/2026 (h)	150,000	157,109

Nexstar Broadcasting, Inc.

5.63%, 8/1/2024 (c)	25,000	25,187

5.63%, 7/15/2027 (c)	43,000	43,003

NextEra Energy Capital Holdings, Inc.

2.75%, 11/1/2029	5,000	5,390

2.25%, 6/1/2030	50,000	51,363

(ICE LIBOR USD 3 Month + 3.16%), 5.65%, 5/1/2079 (b)	32,000	34,856

NextEra Energy Operating Partners LP

4.25%, 7/15/2024 (c)	23,000	23,259

4.25%, 9/15/2024 (c)	24,000	24,000

4.50%, 9/15/2027 (c)	8,000	8,362

Nielsen Co. Luxembourg SARL (The) 5.00%, 2/1/2025 (c) (e)	10,000	9,949

Nielsen Finance LLC 5.00%, 4/15/2022 (c)	112,000	111,686

NIKE, Inc.

3.25%, 3/27/2040	5,000	5,633

3.38%, 3/27/2050	5,000	5,733

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued

United States — continued

NiSource, Inc.

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.84%), 5.65%, 6/15/2023 (a) (b) (d)	24,000	22,920

3.60%, 5/1/2030	5,000	5,713

Norfolk Southern Corp.

2.55%, 11/1/2029	19,000	20,194

3.05%, 5/15/2050	40,000	41,165

Northern States Power Co. 3.40%, 8/15/2042	20,000	22,654

Northrop Grumman Corp. 3.85%, 4/15/2045	35,000	41,116

Northwestern Mutual Life Insurance Co. (The) 3.85%, 9/30/2047 (c)	2,000	2,286

Novelis Corp. 5.88%, 9/30/2026 (c)	25,000	24,941

NRG Energy, Inc.

7.25%, 5/15/2026	40,000	42,200

6.63%, 1/15/2027	15,000	15,675

5.75%, 1/15/2028	12,000	12,660

5.25%, 6/15/2029 (c)	26,000	27,360

Nuance Communications, Inc. 5.63%, 12/15/2026	59,000	61,360

NuStar Logistics LP

6.00%, 6/1/2026	12,000	11,760

5.63%, 4/28/2027	30,000	28,997

Oasis Petroleum, Inc.

6.88%, 3/15/2022	24,000	3,960

6.25%, 5/1/2026 (c)	50,000	8,250

Oceaneering International, Inc. 6.00%, 2/1/2028	14,000	9,800

Oncor Electric Delivery Co. LLC

2.75%, 5/15/2030 (c)	20,000	21,963

4.10%, 11/15/2048	10,000	12,624

ONEOK, Inc. 3.40%, 9/1/2029	5,000	4,862

Oracle Corp.

3.90%, 5/15/2035 (e)	26,000	31,441

3.85%, 7/15/2036	4,000	4,666

3.60%, 4/1/2040	35,000	39,727

3.60%, 4/1/2050	55,000	61,986

Otis Worldwide Corp. 3.36%, 2/15/2050 (c)	5,000	5,292

Outfront Media Capital LLC

5.63%, 2/15/2024	25,000	25,063

5.00%, 8/15/2027 (c)	15,000	13,500

Pacific Gas and Electric Co. 4.00%, 12/1/2046	30,000	31,575

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued

PacifiCorp

4.10%, 2/1/2042	18,000	21,452

3.30%, 3/15/2051	17,000	18,722

Par Pharmaceutical, Inc. 7.50%, 4/1/2027 (c)	12,000	12,314

PBF Holding Co. LLC 7.25%, 6/15/2025	25,000	22,688

PBF Logistics LP 6.88%, 5/15/2023	25,000	24,077

Peabody Energy Corp. 6.00%, 3/31/2022 (c)	15,000	9,750

PECO Energy Co. 2.80%, 6/15/2050	3,000	3,096

Pennsylvania Electric Co. 3.60%, 6/1/2029 (c)	10,000	11,227

Penske Automotive Group, Inc. 5.50%, 5/15/2026	75,000	74,813

Performance Food Group, Inc. 5.50%, 10/15/2027 (c)	20,000	19,300

PetSmart, Inc.

7.13%, 3/15/2023 (c)	70,000	69,025

5.88%, 6/1/2025 (c)	97,000	97,182

Pfizer, Inc.

2.63%, 4/1/2030	85,000	93,509

2.55%, 5/28/2040	20,000	20,757

2.70%, 5/28/2050	40,000	41,248

Philip Morris International, Inc.

3.13%, 3/2/2028 (e)	70,000	78,241

3.38%, 8/15/2029	30,000	34,104

2.10%, 5/1/2030	30,000	30,904

4.13%, 3/4/2043	5,000	5,912

Piedmont Natural Gas Co., Inc. 3.35%, 6/1/2050	15,000	16,392

Pilgrim’s Pride Corp.

5.75%, 3/15/2025 (c)	59,000	58,828

5.88%, 9/30/2027 (c)	39,000	39,008

Plains All American Pipeline LP Series B, (ICE LIBOR USD 3 Month + 4.11%), 6.13%, 11/15/2022 (a) (b) (d)	8,000	5,710

Plantronics, Inc. 5.50%, 5/31/2023 (c)	61,000	53,146

PNC Financial Services Group, Inc. (The)

Series R, (ICE LIBOR USD 3 Month + 3.04%), 4.85%, 6/1/2023 (a) (b) (d)	54,000	51,705

Series S, (ICE LIBOR USD 3 Month + 3.30%), 5.00%, 11/1/2026 (a) (b) (d)	29,000	29,421

Polaris Intermediate Corp. 8.50% (cash), 12/1/2022 (c) (g)	43,000	37,840

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	15

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued

United States — continued

Post Holdings, Inc.

5.00%, 8/15/2026 (c)	84,000	84,315

5.75%, 3/1/2027 (c)	20,000	20,700

5.50%, 12/15/2029 (c)	25,000	25,853

Prime Security Services Borrower LLC

5.25%, 4/15/2024 (c) (e)	31,000	31,697

5.75%, 4/15/2026 (c)	50,000	51,813

Procter & Gamble Co. (The) 3.55%, 3/25/2040	25,000	30,150

Progressive Corp. (The) Series B, (ICE LIBOR USD 3 Month + 2.54%), 5.38%, 3/15/2023 (a) (b) (d)	25,000	24,851

Prologis LP REIT, 2.13%, 4/15/2027	10,000	10,517

Prudential Financial, Inc. (ICE LIBOR USD 3 Month + 3.92%), 5.63%, 6/15/2043 (b)	151,000	160,664

Public Service Co. of Colorado

Series 35, 1.90%, 1/15/2031	15,000	15,299

Series 36, 2.70%, 1/15/2051	5,000	5,116

Public Service Electric and Gas Co. 2.70%, 5/1/2050	10,000	10,351

QEP Resources, Inc.

5.38%, 10/1/2022	8,000	6,080

5.25%, 5/1/2023	75,000	49,500

Qorvo, Inc. 5.50%, 7/15/2026	50,000	52,000

QUALCOMM, Inc. 3.25%, 5/20/2050	40,000	43,733

Quicken Loans LLC

5.75%, 5/1/2025 (c)	74,000	75,649

5.25%, 1/15/2028 (c)	20,000	20,800

Radian Group, Inc.

4.50%, 10/1/2024	40,000	38,600

4.88%, 3/15/2027	12,000	11,280

Raytheon Technologies Corp.

4.13%, 11/16/2028	90,000	106,062

3.13%, 7/1/2050	25,000	26,661

Refinitiv US Holdings, Inc.

6.25%, 5/15/2026 (c)	35,000	37,100

8.25%, 11/15/2026 (c)	29,000	31,406

Reynolds Group Issuer, Inc. 5.13%, 7/15/2023 (c)	25,000	25,294

Roper Technologies, Inc. 2.00%, 6/30/2030	10,000	10,005

Ryman Hospitality Properties, Inc. REIT, 4.75%, 10/15/2027 (c)	18,000	15,930

Sabre GLBL, Inc. 5.38%, 4/15/2023 (c)	22,000	20,538

SBA Communications Corp. REIT, 4.00%, 10/1/2022	23,000	23,259

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued

Schlumberger Holdings Corp. 3.90%, 5/17/2028 (c)	5,000	5,395

Scientific Games International, Inc. 5.00%, 10/15/2025 (c)	156,000	144,029

Scotts Miracle-Gro Co. (The) 5.25%, 12/15/2026	125,000	129,844

Sealed Air Corp. 5.13%, 12/1/2024 (c)	20,000	21,350

Sempra Energy (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.55%), 4.88%, 10/15/2025 (a) (b) (d)	15,000	15,000

Sensata Technologies BV

4.88%, 10/15/2023 (c)	15,000	15,570

5.63%, 11/1/2024 (c)	125,000	132,500

5.00%, 10/1/2025 (c)	30,000	31,941

Service Corp. International

5.38%, 5/15/2024	30,000	30,563

4.63%, 12/15/2027	12,000	12,450

5.13%, 6/1/2029	5,000	5,380

Shire Acquisitions Investments Ireland DAC 3.20%, 9/23/2026	35,000	38,822

Sinclair Television Group, Inc.

5.63%, 8/1/2024 (c)	6,000	5,760

5.88%, 3/15/2026 (c)	50,000	49,250

Sirius XM Radio, Inc.

4.63%, 5/15/2023 (c)	10,000	10,055

5.38%, 4/15/2025 (c)	60,000	61,620

5.38%, 7/15/2026 (c)	87,000	89,848

5.00%, 8/1/2027 (c)	53,000	54,369

5.50%, 7/1/2029 (c)	26,000	27,502

Six Flags Entertainment Corp.

4.88%, 7/31/2024 (c)	12,000	10,725

5.50%, 4/15/2027 (c) (e)	102,000	91,163

SM Energy Co.

6.75%, 9/15/2026	12,000	6,035

6.63%, 1/15/2027	16,000	7,840

Solera LLC 10.50%, 3/1/2024 (c)	26,000	26,520

Southern California Edison Co. Series E, (ICE LIBOR USD 3 Month + 4.20%), 6.25%, 2/1/2022 (a) (b) (d)	12,000	11,775

Southwestern Electric Power Co. Series M, 4.10%, 9/15/2028	15,000	17,043

Spectrum Brands, Inc.

6.13%, 12/15/2024	18,000	18,495

5.75%, 7/15/2025	133,000	136,494

5.00%, 10/1/2029 (c)	31,000	30,612

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued

United States — continued

Springleaf Finance Corp.

7.75%, 10/1/2021	40,000	41,618

6.13%, 5/15/2022	5,000	5,092

5.63%, 3/15/2023	27,000	27,304

6.13%, 3/15/2024	20,000	20,325

6.88%, 3/15/2025	45,000	46,167

7.13%, 3/15/2026	52,000	53,820

6.63%, 1/15/2028	33,000	32,670

Sprint Capital Corp. 8.75%, 3/15/2032	197,000	281,610

Sprint Corp.

7.88%, 9/15/2023	227,000	255,659

7.13%, 6/15/2024	71,000	80,169

7.63%, 2/15/2025	194,000	223,828

7.63%, 3/1/2026 (e)	39,000	46,034

SS&C Technologies, Inc. 5.50%, 9/30/2027 (c)	93,000	94,710

Standard Industries, Inc.

6.00%, 10/15/2025 (c)	50,000	51,463

5.00%, 2/15/2027 (c)	18,000	18,225

4.75%, 1/15/2028 (c)	77,000	78,059

Stanley Black & Decker, Inc. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.66%), 4.00%, 3/15/2060 (b)	10,000	10,004

Staples, Inc.

7.50%, 4/15/2026 (c)	95,000	74,646

10.75%, 4/15/2027 (c)	85,000	51,841

Starbucks Corp. 3.75%, 12/1/2047	5,000	5,374

State Street Corp.

Series F, (ICE LIBOR USD 3 Month + 3.60%), 5.25%, 9/15/2020 (a) (b) (d)	80,000	76,364

Series H, (ICE LIBOR USD 3 Month + 2.54%), 5.63%, 12/15/2023 (a) (b) (d)	21,000	20,317

(SOFR + 2.60%), 2.90%, 3/30/2026 (b) (c)	35,000	37,973

(ICE LIBOR USD 3 Month + 1.03%), 4.14%, 12/3/2029 (b)	10,000	12,015

2.40%, 1/24/2030	15,000	16,128

(SOFR + 2.65%), 3.15%, 3/30/2031 (b) (c)	5,000	5,603

Station Casinos LLC 5.00%, 10/1/2025 (c)	36,000	31,680

Steel Dynamics, Inc.

4.13%, 9/15/2025	20,000	20,455

5.00%, 12/15/2026	15,000	15,876

Stryker Corp. 1.95%, 6/15/2030	30,000	30,126

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued

Summit Materials LLC

5.13%, 6/1/2025 (c)	35,000	34,562

6.50%, 3/15/2027 (c)	45,000	46,013

Summit Midstream Holdings LLC

5.50%, 8/15/2022	10,000	6,600

5.75%, 4/15/2025	35,000	19,600

Sunoco Logistics Partners Operations LP 4.00%, 10/1/2027	10,000	10,245

Sunoco LP

4.88%, 1/15/2023	23,000	22,655

5.50%, 2/15/2026	13,000	12,610

6.00%, 4/15/2027	36,000	35,640

5.88%, 3/15/2028 (e)	3,000	2,978

Tallgrass Energy Partners LP

5.50%, 9/15/2024 (c)	25,000	22,577

5.50%, 1/15/2028 (c)	5,000	4,325

Targa Resources Partners LP

4.25%, 11/15/2023	15,000	14,359

5.13%, 2/1/2025	50,000	48,125

5.88%, 4/15/2026	82,000	81,180

6.50%, 7/15/2027	106,000	106,265

Teachers Insurance & Annuity Association of America 3.30%, 5/15/2050 (c)	55,000	56,659

Team Health Holdings, Inc. 6.38%, 2/1/2025 (c)	85,000	49,300

TEGNA, Inc. 5.50%, 9/15/2024 (c)	10,000	10,100

Tempur Sealy International, Inc.

5.63%, 10/15/2023	42,000	42,420

5.50%, 6/15/2026	64,000	64,640

Tenet Healthcare Corp.

4.63%, 7/15/2024	75,000	73,495

4.63%, 9/1/2024 (c)	11,000	10,752

5.13%, 5/1/2025	57,000	55,017

4.88%, 1/1/2026 (c)	78,000	76,398

6.25%, 2/1/2027 (c)	30,000	29,775

5.13%, 11/1/2027 (c)	189,000	186,486

Tennant Co. 5.63%, 5/1/2025	60,000	60,600

Terraform Global Operating LLC 6.13%, 3/1/2026 (c)	15,000	14,775

TerraForm Power Operating LLC

4.25%, 1/31/2023 (c)	15,000	15,075

5.00%, 1/31/2028 (c)	29,000	30,305

Texas Instruments, Inc. 1.75%, 5/4/2030	10,000	10,146

Thermo Fisher Scientific, Inc.

2.60%, 10/1/2029	65,000	70,173

4.50%, 3/25/2030	85,000	105,141

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	17

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued

United States — continued

T-Mobile USA, Inc.

6.38%, 3/1/2025	11,000	11,302

5.13%, 4/15/2025	10,000	10,225

4.50%, 2/1/2026	99,000	100,184

4.75%, 2/1/2028	93,000	98,211

3.88%, 4/15/2030 (c)	15,000	16,719

4.38%, 4/15/2040 (c)	25,000	28,918

4.50%, 4/15/2050 (c)	10,000	11,779

TransDigm, Inc. 6.25%, 3/15/2026 (c)	59,000	58,963

Transocean Pontus Ltd. 6.13%, 8/1/2025 (c)	39,245	34,143

Transocean Poseidon Ltd. 6.88%, 2/1/2027 (c)	50,000	42,500

Transocean Proteus Ltd. 6.25%, 12/1/2024 (c)	22,100	20,111

Travelers Cos., Inc. (The) 2.55%, 4/27/2050	10,000	9,881

Trinseo Materials Operating SCA 5.38%, 9/1/2025 (c)	52,000	49,270

Tronox, Inc. 6.50%, 4/15/2026 (c)	32,000	29,920

Truist Financial Corp.

Series N, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.00%), 4.80%, 9/1/2024 (a) (b) (d)	25,000	23,027

Series L, (ICE LIBOR USD 3 Month + 3.10%), 5.05%, 12/15/2024 (a) (b) (d)	14,000	12,495

Series P, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.61%), 4.95%, 9/1/2025 (a) (b) (d)	20,000	20,450

Series M, (ICE LIBOR USD 3 Month + 2.79%), 5.13%, 12/15/2027 (a) (b) (d)	40,000	38,611

Series Q, (US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 4.35%), 5.10%, 3/1/2030 (a) (b) (d)	14,000	14,456

Tucson Electric Power Co. 4.00%, 6/15/2050	13,000	15,213

UDR, Inc.

REIT, 3.20%, 1/15/2030	5,000	5,448

REIT, 3.00%, 8/15/2031	10,000	10,658

Union Electric Co. 2.95%, 3/15/2030	35,000	39,044

Union Pacific Corp. 4.00%, 4/15/2047	11,000	13,214

United Airlines Holdings, Inc.

5.00%, 2/1/2024	33,000	26,854

4.88%, 1/15/2025	28,000	22,361

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued

United Rentals North America, Inc.

5.50%, 7/15/2025	15,000	15,394

4.63%, 10/15/2025	50,000	50,250

5.88%, 9/15/2026	32,000	33,536

6.50%, 12/15/2026	52,000	54,600

5.50%, 5/15/2027	10,000	10,300

4.88%, 1/15/2028	100,000	102,500

UnitedHealth Group, Inc. 4.25%, 4/15/2047	10,000	12,836

Upjohn, Inc.

3.85%, 6/22/2040 (c)	15,000	16,087

4.00%, 6/22/2050 (c)	15,000	16,055

Verizon Communications, Inc.

4.40%, 11/1/2034	20,000	24,852

4.27%, 1/15/2036	25,000	30,951

3.85%, 11/1/2042	5,000	6,103

4.86%, 8/21/2046	80,000	108,752

4.52%, 9/15/2048	35,000	46,251

ViacomCBS, Inc.

4.95%, 5/19/2050	10,000	11,134

(ICE LIBOR USD 3 Month + 3.90%), 5.87%, 2/28/2057 (b)	27,000	26,608

(ICE LIBOR USD 3 Month + 3.90%), 6.25%, 2/28/2057 (b)	60,000	61,534

VICI Properties LP REIT, 4.25%, 12/1/2026 (c)	75,000	71,969

Vistra Operations Co. LLC 5.50%, 9/1/2026 (c)	20,000	20,463

W&T Offshore, Inc. 9.75%, 11/1/2023 (c)	55,000	34,430

Wachovia Capital Trust III (ICE LIBOR USD 3 Month + 0.93%), 5.57%, 8/3/2020 (a) (b) (d)	5,000	4,964

Waste Management, Inc. 4.00%, 7/15/2039	5,000	5,160

Wells Fargo & Co.

Series S, (ICE LIBOR USD 3 Month + 3.11%), 5.90%, 6/15/2024 (a) (b) (d)	29,000	28,708

Series U, (ICE LIBOR USD 3 Month + 3.99%), 5.87%, 6/15/2025 (a) (b) (d)	28,000	29,102

(ICE LIBOR USD 3 Month + 3.77%), 4.48%, 4/4/2031 (b)	60,000	72,635

(SOFR + 2.53%), 3.07%, 4/30/2041 (b)	20,000	20,811

Welltower, Inc.

REIT, 4.13%, 3/15/2029	20,000	22,324

REIT, 2.75%, 1/15/2031	40,000	39,797

WESCO Distribution, Inc. 5.38%, 6/15/2024	36,000	35,828

Western Digital Corp. 4.75%, 2/15/2026	74,000	76,590

SEE NOTES TO FINANCIAL STATEMENTS.

18	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued

United States — continued

Whiting Petroleum Corp.

5.75%, 3/15/2021 (j)	77,000	14,822

6.63%, 1/15/2026 (j)	37,000	6,568

William Carter Co. (The) 5.63%, 3/15/2027 (c)	13,000	13,390

Windstream Services LLC 8.63%, 10/31/2025 (c) (h)	32,000	19,200

WMG Acquisition Corp.

5.00%, 8/1/2023 (c)	20,000	20,250

5.50%, 4/15/2026 (c)	57,000	58,978

WPX Energy, Inc. 5.75%, 6/1/2026	104,000	100,880

Wyndham Destinations, Inc.

4.25%, 3/1/2022	2,000	1,965

5.40%, 4/1/2024 (h)	17,000	16,405

6.35%, 10/1/2025 (h)	16,000	16,165

5.75%, 4/1/2027 (h)	25,000	24,063

Wynn Las Vegas LLC 5.50%, 3/1/2025 (c)	35,000	32,025

Wynn Resorts Finance LLC 5.13%, 10/1/2029 (c)	224,000	200,200

Xcel Energy, Inc. 3.40%, 6/1/2030	5,000	5,743

Xerox Corp. 4.12%, 3/15/2023 (h)	45,000	44,933

XPO Logistics, Inc.

6.13%, 9/1/2023 (c)	40,000	40,500

6.75%, 8/15/2024 (c)	65,000	68,094

Yum! Brands, Inc. 4.75%, 1/15/2030 (c)	24,000	24,360

Zoetis, Inc.

2.00%, 5/15/2030	30,000	30,595

4.45%, 8/20/2048	30,000	38,694

3.00%, 5/15/2050	30,000	30,841

		28,699,400

Total Corporate Bonds (Cost $34,202,081)		33,045,759

	SHARES
Common Stocks — 27.4%

Australia — 0.9%

Adbri Ltd.	5,245	11,635

AGL Energy Ltd.	3,326	39,347

Alumina Ltd.	13,278	15,134

APA Group	1,961	15,163

Atlas Arteria Ltd.	1,176	5,431

AusNet Services	5,579	6,446

Bank of Queensland Ltd.	3,818	16,406

Bendigo & Adelaide Bank Ltd.	1,479	7,223

BHP Group plc	3,785	77,453

INVESTMENTS	SHARES	VALUE($)

Australia — continued

CSR Ltd.	4,706	12,112

Dexus, REIT	7,794	50,024

Goodman Group, REIT	9,605	99,107

IOOF Holdings Ltd.	2,449	8,415

Mirvac Group, REIT	44,523	67,257

Rio Tinto plc	3,850	216,665

Sonic Healthcare Ltd.	651	13,747

Spark Infrastructure Group	5,238	7,823

Sydney Airport	4,256	16,797

Transurban Group	1,964	19,260

Wesfarmers Ltd.	879	27,330

Woodside Petroleum Ltd.	1,045	15,793

		748,568

Austria — 0.0% (f)

ANDRITZ AG	156	5,688

Erste Group Bank AG	215	5,078

OMV AG *	199	6,715

Raiffeisen Bank International AG *	350	6,255

Verbund AG	126	5,659

		29,395

Belgium — 0.2%

Ageas SA	187	6,627

KBC Group NV	150	8,618

Proximus SADP	735	14,977

Shurgard Self Storage SA	1,227	46,194

Solvay SA	75	6,017

Telenet Group Holding NV	123	5,068

Warehouses De Pauw CVA, REIT, CVA	2,029	55,743

		143,244

Brazil — 0.2%

Ambev SA *	21,984	57,728

BB Seguridade Participacoes SA	6,715	34,044

Itau Unibanco Holding SA (Preference)	12,246	57,873

		149,645

Canada — 0.7%

Algonquin Power & Utilities Corp.	884	11,428

Allied Properties, REIT	3,891	117,395

AltaGas Ltd.	667	7,689

Atco Ltd., Class I	99	2,937

BCE, Inc.	446	18,601

Canadian Imperial Bank of Commerce	229	15,306

Canadian Utilities Ltd., Class A	935	23,279

Capital Power Corp.	289	5,956

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	19

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Canada — continued

Emera, Inc.	475	18,691

Enbridge, Inc.	557	16,936

Fortis, Inc.	1,017	38,677

Great-West Lifeco, Inc.	341	5,978

Husky Energy, Inc.	1,500	4,928

Hydro One Ltd. (i)	1,563	29,393

IGM Financial, Inc.	477	11,591

Inter Pipeline Ltd.	1,254	11,675

Northland Power, Inc.	484	12,114

Nutrien Ltd.	333	10,699

Pembina Pipeline Corp.	491	12,275

Power Corp. of Canada	918	16,148

Rogers Communications, Inc., Class B	122	4,902

Shaw Communications, Inc., Class B	1,045	17,042

Superior Plus Corp.	594	4,865

TC Energy Corp.	2,080	88,863

TELUS Corp.	1,121	18,802

Thomson Reuters Corp.	275	18,684

Toronto-Dominion Bank (The)	2,079	92,786

		637,640

Chile — 0.0% (f)

Banco Santander Chile, ADR	987	16,187

China — 1.5%

China Construction Bank Corp., Class H	199,000	161,863

China Life Insurance Co. Ltd., Class H *	18,000	36,320

China Merchants Bank Co. Ltd., Class H	14,500	67,195

China Mobile Ltd.	9,000	60,769

China Overseas Land & Investment Ltd.	40,000	122,138

China Pacific Insurance Group Co. Ltd., Class H	17,200	46,228

China Petroleum & Chemical Corp., Class H	110,000	46,008

CNOOC Ltd.	45,000	50,505

Fuyao Glass Industry Group Co. Ltd., Class A *	7,194	21,325

Guangdong Investment Ltd.	20,000	34,498

Haier Electronics Group Co. Ltd.	8,000	24,356

Huayu Automotive Systems Co. Ltd., Class A	9,600	28,446

Inner Mongolia Yili Industrial Group Co. Ltd., Class A	22,711	100,330

Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	6,999	104,516

Joyoung Co. Ltd., Class A	8,071	42,657

Midea Group Co. Ltd., Class A	17,391	147,506

Ping An Insurance Group Co. of China Ltd., Class H	17,500	174,457

Postal Savings Bank of China Co. Ltd., Class H (i)	88,000	50,707

INVESTMENTS	SHARES	VALUE($)

China — continued

SAIC Motor Corp. Ltd., Class A	4,303	10,389

		1,330,213

Czech Republic — 0.0% (f)

Komercni banka A/S *	873	20,364

Denmark — 0.1%

Carlsberg A/S, Class B	593	78,637

Pandora A/S	158	8,629

		87,266

Finland — 0.1%

Elisa OYJ	112	6,815

Fortum OYJ	2,122	40,484

Kone OYJ, Class B	140	9,656

Neste OYJ	248	9,740

Nordea Bank Abp	2,994	20,764

Orion OYJ, Class B	289	14,015

Stora Enso OYJ, Class R	642	7,684

UPM-Kymmene OYJ	295	8,545

Wartsila OYJ Abp	1,308	10,850

		128,553

France — 1.0%

Aeroports de Paris	37	3,820

Alstom SA	141	6,571

Amundi SA * (i)	87	6,839

Atos SE *	234	20,062

AXA SA	719	15,130

BNP Paribas SA *	372	14,863

Bouygues SA *	242	8,290

Casino Guichard Perrachon SA *	320	11,855

Cie de Saint-Gobain *	197	7,108

Cie Generale des Etablissements Michelin SCA	93	9,694

Covivio, REIT	988	71,663

Credit Agricole SA *	733	6,960

Danone SA	178	12,356

Eiffage SA *	79	7,242

Electricite de France SA	1,542	14,336

Engie SA *	2,643	32,778

Eutelsat Communications SA	1,292	11,951

Gecina SA, REIT	66	8,151

ICADE, REIT	75	5,237

LVMH Moet Hennessy Louis Vuitton SE	314	138,630

Orange SA	870	10,403

Peugeot SA *	501	8,216

Publicis Groupe SA	231	7,504

SEE NOTES TO FINANCIAL STATEMENTS.

20	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

France — continued

Renault SA *	286	7,320

Rexel SA	500	5,731

Rubis SCA	143	6,894

Safran SA *	859	86,408

Sanofi	292	29,780

Schneider Electric SE	1,083	120,469

Societe Generale SA *	612	10,232

Suez SA	1,881	22,109

TOTAL SA	643	24,793

Veolia Environnement SA	1,118	25,246

Vinci SA	891	82,616

		861,257

Germany — 0.9%

adidas AG *	242	63,804

Allianz SE (Registered)	127	25,951

Aroundtown SA *	1,256	7,199

BASF SE	299	16,795

Bayer AG (Registered)	531	39,360

Bayerische Motoren Werke AG	179	11,427

Deutsche Post AG (Registered)	325	11,934

Deutsche Telekom AG (Registered)	1,095	18,373

E.ON SE	2,993	33,784

Evonik Industries AG	274	6,979

Fraport AG Frankfurt Airport Services Worldwide *	106	4,643

Hannover Rueck SE	45	7,777

HeidelbergCement AG	125	6,691

Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	394	102,596

Porsche Automobil Holding SE (Preference) *	141	8,167

ProSiebenSat.1 Media SE *	1,442	17,232

RWE AG	930	32,557

Siemens AG (Registered)	903	106,497

Telefonica Deutschland Holding AG	9,219	27,189

TUI AG	1,615	7,653

Uniper SE	367	11,843

Volkswagen AG (Preference)	674	102,448

Vonovia SE	1,781	108,860

		779,759

Hong Kong — 0.6%

CK Infrastructure Holdings Ltd.	2,000	10,339

CLP Holdings Ltd.	2,000	19,642

Hang Seng Bank Ltd.	4,500	75,790

HKT Trust & HKT Ltd.	41,000	60,166

INVESTMENTS	SHARES	VALUE($)

Hong Kong — continued

Hong Kong & China Gas Co. Ltd.	11,550	17,951

Hong Kong Exchanges & Clearing Ltd.	2,600	110,738

Link, REIT	15,100	123,974

Power Assets Holdings Ltd.	3,000	16,392

VTech Holdings Ltd.	1,100	6,627

WH Group Ltd. (i)	45,000	38,889

Xinyi Glass Holdings Ltd.	6,000	7,405

Yue Yuen Industrial Holdings Ltd.	4,500	6,859

		494,772

India — 0.3%

Infosys Ltd., ADR	26,525	256,231

Indonesia — 0.2%

Bank Rakyat Indonesia Persero Tbk. PT	327,600	69,924

Telekomunikasi Indonesia Persero Tbk. PT, ADR *	5,092	111,413

		181,337

Ireland — 0.0% (f)

CRH plc	315	10,842

Smurfit Kappa Group plc	249	8,368

		19,210

Italy — 0.4%

A2A SpA	9,632	13,691

Assicurazioni Generali SpA	666	10,117

Atlantia SpA *	907	14,671

Enel SpA	14,035	121,381

Eni SpA	1,038	9,950

ERG SpA	184	3,976

Hera SpA *	2,369	8,895

Intesa Sanpaolo SpA *	14,287	27,455

Iren SpA	1,510	3,750

Italgas SpA	2,063	12,006

Poste Italiane SpA (i)	748	6,534

Snam SpA	6,474	31,562

Telecom Italia SpA	16,651	6,480

Terna Rete Elettrica Nazionale SpA	4,367	30,122

UniCredit SpA *	959	8,851

		309,441

Japan — 1.4%

Aozora Bank Ltd.	800	13,950

Chubu Electric Power Co., Inc.	1,400	17,559

Chugoku Electric Power Co., Inc. (The)	1,000	13,332

Daiwa House REIT Investment Corp., REIT	19	44,699

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	21

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Japan — continued

Electric Power Development Co. Ltd.	400	7,583

ENEOS Holdings, Inc.	4,500	16,040

FANUC Corp.	100	17,927

H.U. Group Holdings, Inc.	500	11,811

Hokkaido Electric Power Co., Inc.	1,100	4,219

Invesco Office J-Reit, Inc., REIT	337	43,812

Japan Airlines Co. Ltd.	300	5,414

Japan Hotel REIT Investment Corp., REIT	120	49,778

Japan Post Holdings Co. Ltd.	700	4,996

Japan Tobacco, Inc.	700	13,001

JFE Holdings, Inc.	1,900	13,736

Kamigumi Co. Ltd.	200	3,933

Kansai Electric Power Co., Inc. (The)	3,800	36,822

KDDI Corp.	700	20,886

Kenedix Office Investment Corp., REIT	10	55,876

Kenedix Retail REIT Corp., REIT	29	54,297

Kyushu Electric Power Co., Inc.	1,600	13,410

Lawson, Inc.	300	15,090

Matsui Securities Co. Ltd.	1,600	12,376

Mitsubishi Chemical Holdings Corp.	700	4,082

Mitsubishi Logistics Corp.	200	5,162

Mitsui Fudosan Logistics Park, Inc., REIT	11	49,182

Nippon Accommodations Fund, Inc., REIT	12	69,392

Nippon Prologis REIT, Inc., REIT	26	79,004

Nippon Telegraph & Telephone Corp.	5,700	132,807

Nissan Motor Co. Ltd.	3,800	14,092

NTT DOCOMO, Inc.	800	21,238

Orix JREIT, Inc., REIT	24	31,635

Otsuka Corp.	900	47,534

Shikoku Electric Power Co., Inc.	600	4,415

Sumitomo Chemical Co. Ltd.	1,600	4,814

Takeda Pharmaceutical Co. Ltd.	300	10,778

Tohoku Electric Power Co., Inc.	2,900	27,549

Tokio Marine Holdings, Inc.	1,600	70,037

Tokyo Electron Ltd.	100	24,674

Toyota Motor Corp.	1,300	81,749

		1,168,691

Macau — 0.1%

Sands China Ltd.	17,600	69,331

Mexico — 0.2%

Bolsa Mexicana de Valores SAB de CV	8,039	15,064

Grupo Financiero Banorte SAB de CV, Class O *	7,167	24,799

Kimberly-Clark de Mexico SAB de CV, Class A	29,055	45,293

INVESTMENTS	SHARES	VALUE($)

Mexico — continued

Wal-Mart de Mexico SAB de CV	41,181	98,489

		183,645

Netherlands — 0.2%

ABN AMRO Bank NV, CVA (i)	860	7,401

Akzo Nobel NV	655	58,846

Eurocommercial Properties NV, REIT, CVA	1,848	23,834

ING Groep NV	1,918	13,370

Koninklijke Ahold Delhaize NV	473	12,891

Koninklijke KPN NV	3,011	8,009

NN Group NV	237	7,965

Randstad NV *	141	6,305

Royal Dutch Shell plc, Class A	840	13,449

Royal Dutch Shell plc, Class B	1,951	29,578

		181,648

New Zealand — 0.0% (f)

Contact Energy Ltd.	3,337	13,561

Spark New Zealand Ltd.	6,041	17,873

		31,434

Norway — 0.1%

Aker BP ASA	782	14,472

DNB ASA	617	8,235

Gjensidige Forsikring ASA *	308	5,691

Telenor ASA	1,427	20,835

Yara International ASA	197	6,868

		56,101

Peru — 0.0% (f)

Southern Copper Corp.	508	20,203

Portugal — 0.0% (f)

EDP — Energias de Portugal SA	6,846	32,678

Galp Energia SGPS SA	526	6,101

		38,779

Russia — 0.5%

Alrosa PJSC	32,559	29,606

Evraz plc	4,170	14,775

LUKOIL PJSC, ADR	728	54,115

Moscow Exchange MICEX-RTS PJSC	65,692	104,796

Sberbank of Russia PJSC	52,493	150,074

Sberbank of Russia PJSC	4,460	12,751

Severstal PAO, GDR (i)	1,528	18,491

Severstal PAO, GDR (i)	1,066	12,929

		397,537

SEE NOTES TO FINANCIAL STATEMENTS.

22	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Saudi Arabia — 0.1%

Al Rajhi Bank	5,304	80,199

Singapore — 0.2%

Ascendas, REIT	41,420	95,035

Mapletree Logistics Trust, REIT	40,500	56,858

SATS Ltd.	2,000	4,146

Singapore Telecommunications Ltd.	6,700	11,919

StarHub Ltd.	6,900	6,464

		174,422

South Africa — 0.2%

Absa Group Ltd.	2,064	10,190

Anglo American plc	572	13,186

AVI Ltd.	4,727	19,216

Bid Corp. Ltd.	2,066	33,925

FirstRand Ltd.	8,402	18,477

SPAR Group Ltd. (The)	1,880	18,600

Vodacom Group Ltd.	5,269	37,387

		150,981

South Korea — 0.4%

KT&G Corp.	911	59,494

Samsung Electronics Co. Ltd.	5,459	241,657

SK Telecom Co. Ltd., ADR	1,063	20,537

		321,688

Spain — 0.7%

Acciona SA	85	8,362

ACS Actividades de Construccion y Servicios SA	266	6,836

Aena SME SA * (i)	134	17,921

Atlantica Sustainable Infrastructure plc	255	7,421

Banco de Sabadell SA	7,260	2,551

CaixaBank SA	3,734	7,988

Enagas SA	1,161	28,402

Endesa SA	1,226	30,412

Iberdrola SA	21,940	256,143

Industria de Diseno Textil SA	3,421	90,771

Inmobiliaria Colonial Socimi SA, REIT *	4,194	37,083

Naturgy Energy Group SA	1,716	32,036

Red Electrica Corp. SA	1,591	29,767

Repsol SA	958	8,465

Telefonica SA	3,751	17,940

		582,098

Sweden — 0.2%

Autoliv, Inc.	192	12,386

Skandinaviska Enskilda Banken AB, Class A *	943	8,186

INVESTMENTS	SHARES	VALUE($)

Sweden — continued

Skanska AB, Class B *	363	7,411

SKF AB, Class B	2,703	50,528

Svenska Handelsbanken AB, Class A *	1,035	9,828

Swedbank AB, Class A *	1,360	17,463

Swedish Match AB	168	11,853

Tele2 AB, Class B	529	7,042

Telia Co. AB	5,778	21,617

Volvo AB, Class B *	2,018	31,753

		178,067

Switzerland — 1.0%

ABB Ltd. (Registered)	690	15,651

Credit Suisse Group AG (Registered)	1,015	10,561

Flughafen Zurich AG (Registered) *	88	11,493

Julius Baer Group Ltd. *	163	6,846

LafargeHolcim Ltd. (Registered) *	231	10,177

Nestle SA (Registered)	672	74,505

Novartis AG (Registered)	1,796	156,470

OC Oerlikon Corp. AG (Registered)	1,620	13,289

Roche Holding AG	1,156	400,496

Swiss Life Holding AG (Registered)	20	7,440

Swisscom AG (Registered)	14	7,342

UBS Group AG (Registered)	1,301	15,025

Zurich Insurance Group AG	461	163,346

		892,641

Taiwan — 1.5%

Accton Technology Corp.	4,000	31,062

Asustek Computer, Inc.	6,000	44,084

Catcher Technology Co. Ltd.	8,000	60,625

Chicony Electronics Co. Ltd.	4,035	11,696

Delta Electronics, Inc.	12,000	68,477

MediaTek, Inc.	6,000	118,624

Mega Financial Holding Co. Ltd.	54,000	56,762

Novatek Microelectronics Corp.	3,000	23,315

President Chain Store Corp.	4,000	40,239

Quanta Computer, Inc.	31,000	75,003

Taiwan Mobile Co. Ltd.	7,000	26,251

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	11,736	666,253

Vanguard International Semiconductor Corp.	25,000	66,474

		1,288,865

Thailand — 0.1%

Siam Cement PCL (The) (Registered)	4,500	53,829

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	23

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

United Kingdom — 1.8%

3i Group plc	756	7,784

Admiral Group plc	217	6,154

AstraZeneca plc	332	34,553

Aviva plc	2,643	8,958

BAE Systems plc	1,517	9,071

Barclays plc	7,102	10,019

Barratt Developments plc	3,578	21,991

Berkeley Group Holdings plc	837	43,106

BP plc	27,552	105,553

British American Tobacco plc	649	24,891

BT Group plc	9,627	13,615

Centrica plc	44,874	21,322

Diageo plc	1,256	41,746

Direct Line Insurance Group plc	4,716	15,813

Drax Group plc	1,297	4,139

easyJet plc (k)	1,308	11,043

Fiat Chrysler Automobiles NV *	757	7,659

GlaxoSmithKline plc	2,375	47,974

Imperial Brands plc	1,406	26,766

InterContinental Hotels Group plc	591	26,090

J Sainsbury plc	2,541	6,576

John Wood Group plc	4,125	9,891

Legal & General Group plc	3,364	9,171

Linde plc	727	154,204

Lloyds Banking Group plc	23,940	9,235

M&G plc	4,153	8,623

Micro Focus International plc	1,836	9,795

National Grid plc	3,135	38,248

NewRiver REIT plc, REIT	39,608	30,852

Pennon Group plc	814	11,272

Persimmon plc	869	24,594

Prudential plc	717	10,804

RELX plc	667	15,438

RSA Insurance Group plc	1,139	5,768

Safestore Holdings plc, REIT	4,872	43,914

Schroders plc	116	4,234

Segro plc, REIT	9,480	104,849

Severn Trent plc	911	27,880

Signature Aviation plc	1,870	5,346

Smiths Group plc	164	2,867

SSE plc	3,048	51,612

Standard Chartered plc	1,000	5,421

Standard Life Aberdeen plc	2,391	7,923

Taylor Wimpey plc	44,426	78,412

Tesco plc	3,792	10,666

INVESTMENTS	SHARES	VALUE($)

United Kingdom — continued

Tritax Big Box REIT plc, REIT	27,110	48,704

Tritax EuroBox plc (i)	20,503	24,542

Unilever NV	351	18,715

Unilever plc	2,976	160,529

UNITE Group plc (The), REIT	4,972	57,896

United Utilities Group plc	2,449	27,519

Vodafone Group plc	17,163	27,285

Workspace Group plc, REIT	4,689	38,036

WPP plc	1,263	9,847

		1,588,915

United States — 11.6%

3M Co.	117	18,251

AbbVie, Inc.	3,501	343,728

AES Corp. (The)	1,052	15,243

AGNC Investment Corp., REIT	1,182	15,248

ALLETE, Inc.	197	10,758

Altria Group, Inc.	4,046	158,805

Ameren Corp.	266	18,716

American Electric Power Co., Inc.	226	17,999

American States Water Co.	98	7,706

American Tower Corp., REIT	400	103,416

Americold Realty Trust, REIT	3,406	123,638

Amgen, Inc.	105	24,765

Analog Devices, Inc.	803	98,480

Annaly Capital Management, Inc., REIT	2,164	14,196

AT&T, Inc.	606	18,319

Automatic Data Processing, Inc.	934	139,063

AvalonBay Communities, Inc., REIT	1,139	176,135

Avangrid, Inc.	802	33,668

Avaya Holdings Corp. *	1,659	20,505

Avista Corp.	384	13,974

Best Buy Co., Inc.	761	66,412

Black Hills Corp.	255	14,448

BlackRock, Inc.	224	121,876

Brandywine Realty Trust, REIT	5,482	59,699

Bristol-Myers Squibb Co.	5,027	295,588

Broadcom, Inc.	74	23,355

Bunge Ltd.	370	15,218

Cardinal Health, Inc.	390	20,354

Carnival Corp.	520	8,538

CenterPoint Energy, Inc.	1,778	33,195

CenturyLink, Inc.	1,638	16,429

CF Industries Holdings, Inc.	423	11,903

Chevron Corp.	1,544	137,771

SEE NOTES TO FINANCIAL STATEMENTS.

24	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

United States — continued

Chubb Ltd.	542	68,628

Citigroup, Inc.	2,138	109,252

Clear Channel Outdoor Holdings, Inc. *	4,888	5,084

Clearway Energy, Inc., Class C	455	10,492

CME Group, Inc.	435	70,705

CNA Financial Corp.	418	13,439

Coca-Cola Co. (The)	8,414	375,938

Comcast Corp., Class A	3,231	125,944

ConocoPhillips	1,954	82,107

Consolidated Edison, Inc.	485	34,886

Coty, Inc., Class A	1,900	8,493

Deere & Co.	499	78,418

Digital Realty Trust, Inc., REIT	1,078	153,195

Dominion Energy, Inc.	539	43,756

Douglas Emmett, Inc., REIT	2,754	84,438

DTE Energy Co.	319	34,292

Duke Energy Corp.	461	36,829

DuPont de Nemours, Inc.	260	13,814

Eastman Chemical Co.	1,427	99,376

Eaton Corp. plc	1,182	103,401

Edison International	589	31,989

Eli Lilly and Co.	376	61,732

Emerson Electric Co.	193	11,972

Entergy Corp.	82	7,692

Equinix, Inc., REIT	150	105,345

Equity LifeStyle Properties, Inc., REIT	2,384	148,952

Essex Property Trust, Inc., REIT	664	152,169

Evergy, Inc.	317	18,795

Exelon Corp.	476	17,274

Exxon Mobil Corp.	343	15,339

Federal Realty Investment Trust, REIT	766	65,271

FirstEnergy Corp.	871	33,777

Ford Motor Co.	2,500	15,200

Gap, Inc. (The)	1,225	15,459

General Motors Co.	571	14,446

Gilead Sciences, Inc.	294	22,620

Hanesbrands, Inc.	1,312	14,812

Harley-Davidson, Inc.	598	14,214

Hawaiian Electric Industries, Inc.	299	10,782

Healthcare Trust of America, Inc., Class A, REIT	3,196	84,758

Healthpeak Properties, Inc., REIT	4,815	132,701

Honeywell International, Inc.	781	112,925

HP, Inc.	907	15,809

IDACORP, Inc.	186	16,251

iHeartMedia, Inc., Class A *	144	1,202

INVESTMENTS	SHARES	VALUE($)

United States — continued

International Business Machines Corp.	143	17,270

International Flavors & Fragrances, Inc.	47	5,756

International Paper Co.	446	15,704

Interpublic Group of Cos., Inc. (The)	681	11,686

Invesco Ltd.	1,252	13,472

Invitation Homes, Inc., REIT	6,410	176,467

Iron Mountain, Inc., REIT	2,506	65,407

Johnson Controls International plc	336	11,471

Kellogg Co.	343	22,659

Kilroy Realty Corp., REIT	1,404	82,415

Kimco Realty Corp., REIT	1,051	13,495

Kohl’s Corp.	469	9,741

Kraft Heinz Co. (The)	734	23,407

Las Vegas Sands Corp.	321	14,618

Leggett & Platt, Inc.	169	5,940

Leidos Holdings, Inc.	600	56,202

Lowe’s Cos., Inc.	643	86,882

LyondellBasell Industries NV, Class A	229	15,050

Macquarie Infrastructure Corp.	511	15,683

Macy’s, Inc.	1,315	9,047

Marsh & McLennan Cos., Inc.	418	44,881

Maxim Integrated Products, Inc.	2,393	145,040

MDU Resources Group, Inc.	1,414	31,363

Merck & Co., Inc.	4,092	316,434

Morgan Stanley	1,857	89,693

National Fuel Gas Co.	582	24,403

National Retail Properties, Inc., REIT	2,408	85,436

New Jersey Resources Corp.	420	13,713

Newell Brands, Inc.	1,132	17,976

Newmont Corp.	246	15,188

NextEra Energy, Inc.	552	132,574

Nielsen Holdings plc	1,000	14,860

Nordstrom, Inc.	494	7,652

Norfolk Southern Corp.	643	112,892

Northwest Natural Holding Co.	107	5,970

NorthWestern Corp.	263	14,339

NRG Energy, Inc.	494	16,085

Nucor Corp.	336	13,914

Occidental Petroleum Corp.	385	7,045

OGE Energy Corp.	560	17,002

Old Republic International Corp.	749	12,216

ONE Gas, Inc.	188	14,485

ONEOK, Inc.	264	8,770

PACCAR, Inc.	201	15,045

Packaging Corp. of America	204	20,359

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	25

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

United States — continued

Park Hotels & Resorts, Inc., REIT	6,682	66,085

Pfizer, Inc.	549	17,952

Philip Morris International, Inc.	1,105	77,416

Pinnacle West Capital Corp.	260	19,055

PNM Resources, Inc.	245	9,418

Portland General Electric Co.	349	14,592

PPL Corp.	1,381	35,685

Procter & Gamble Co. (The)	2,128	254,445

Prologis, Inc., REIT	5,337	498,102

Public Service Enterprise Group, Inc.	712	35,002

Public Storage, REIT	1,112	213,382

QUALCOMM, Inc.	118	10,763

Rexford Industrial Realty, Inc., REIT	1,469	60,861

Schlumberger Ltd.	643	11,825

Seagate Technology plc	412	19,945

Simon Property Group, Inc., REIT	147	10,052

South Jersey Industries, Inc.	473	11,820

Southern Co. (The)	700	36,295

Southwest Gas Holdings, Inc.	254	17,539

Spire, Inc.	195	12,813

Stanley Black & Decker, Inc.	363	50,595

State Street Corp.	806	51,221

Steel Dynamics, Inc.	608	15,863

Tapestry, Inc.	775	10,292

Targa Resources Corp.	559	11,219

TerraForm Power, Inc., Class A	622	11,470

Texas Instruments, Inc.	1,591	202,009

Trane Technologies plc	713	63,443

UGI Corp.	453	14,405

United Parcel Service, Inc., Class B	202	22,458

UnitedHealth Group, Inc.	440	129,778

Ventas, Inc., REIT	5,059	185,261

VEREIT, Inc., REIT	16,540	106,352

Verizon Communications, Inc.	6,674	367,938

VICI Properties, Inc., REIT	5,262	106,240

Vornado Realty Trust, REIT	1,772	67,708

WEC Energy Group, Inc.	232	20,335

Weingarten Realty Investors, REIT	2,930	55,465

Westrock Co.	529	14,950

Williams Cos., Inc. (The)	913	17,365

Xcel Energy, Inc.	3,807	237,938

Zimmer Biomet Holdings, Inc.	674	80,449

		10,036,880

Total Common Stocks (Cost $23,778,920)		23,689,036

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 8.4%

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (l)	231,993	1,772,430

JPMorgan Equity Income Fund Class R6 Shares (l)	264,844	4,375,231

JPMorgan Floating Rate Income Fund Class R6 Shares (l)	103,349	871,231

JPMorgan Managed Income Fund Class L Shares (l)	24,676	247,989

Total Investment Companies (Cost $7,188,205)		7,266,881

	PRINCIPAL AMOUNT($)
Collateralized Mortgage Obligations — 5.3%

United States — 5.3%

American Home Mortgage Investment Trust Series 2005-1, Class 6A, 2.58%, 6/25/2045 (m)	23,702	23,613

Banc of America Funding Trust Series 2006-A, Class 1A1, 4.22%, 2/20/2036 (m)	16,332	15,344

Banc of America Mortgage Trust Series 2005-A, Class 2A2, 3.71%, 2/25/2035 (m)	10,541	10,215

Bear Stearns ALT-A Trust Series 2005-4, Class 23A2, 3.77%, 5/25/2035 (m)	33,055	32,130

Bear Stearns ARM Trust

Series 2004-9, Class 22A1, 4.33%, 11/25/2034 (m)	78,828	74,738

Series 2006-1, Class A1, 3.84%, 2/25/2036 (m)	13,379	13,226

Citigroup Mortgage Loan Trust, Inc. Series 2005-6, Class A1, 3.84%, 9/25/2035 (m)	33,318	33,630

COLT Mortgage Loan Trust

Series 2018-2, Class A1, 3.47%, 7/27/2048 (c) (m)	45,318	45,732

Series 2019-1, Class A1, 3.71%, 3/25/2049 (c) (m)	114,967	116,133

Connecticut Avenue Securities Trust Series 2019-R06, Class 2M2, 2.28%, 9/25/2039 (c) (m)	150,000	145,489

Deephaven Residential Mortgage Trust

Series 2019-4A, Class B1, 3.99%, 10/25/2059 ‡ (c) (m)	250,000	233,232

Series 2020-1, Class A3, 2.65%, 1/25/2060 (c) (m)	404,360	402,050

FHLMC Structured Agency Credit Risk Debt Notes Series 2018-HQA1, Class M2, 2.48%, 9/25/2030 (m)	200,375	197,458

SEE NOTES TO FINANCIAL STATEMENTS.

26	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Collateralized Mortgage Obligations — continued

United States — continued

FHLMC, REMIC

Series 4703, Class SA, IF, IO, 5.97%, 7/15/2047 (m)	374,785	81,234

Series 4937, Class MS, IF, IO, 5.87%, 12/25/2049 (m)	267,412	51,666

Series 4839, Class WS, IF, IO, 5.92%, 8/15/2056 (m)	202,460	51,605

FHLMC, STRIPS

Series 316, Class S7, IF, IO, 5.92%, 11/15/2043 (m)	375,874	84,994

Series 356, Class S5, IF, IO, 5.82%, 9/15/2047 (m)	416,106	84,373

FNMA, Connecticut Avenue Securities

Series 2017-C07, Class 2M2, 2.68%, 5/25/2030 (m)	149,936	147,438

Series 2018-C02, Class 2M2, 2.38%, 8/25/2030 (m)	233,641	228,377

Series 2018-C04, Class 2M2, 2.73%, 12/25/2030 (m)	213,513	210,110

FNMA, REMIC

Series 2012-75, Class DS, IF, IO, 5.77%, 7/25/2042 (m)	318,089	64,110

Series 2016-1, Class SJ, IF, IO, 5.97%, 2/25/2046 (m)	223,487	40,505

Series 2018-67, Class SN, IF, IO, 6.02%, 9/25/2048 (m)	521,621	104,159

Series 2018-73, Class SC, IF, IO, 6.02%, 10/25/2048 (m)	371,236	74,090

GNMA

Series 2017-67, Class ST, IF, IO, 6.01%, 5/20/2047 (m)	241,320	58,162

Series 2017-112, Class S, IF, IO, 6.01%, 7/20/2047 (m)	265,456	56,022

Series 2018-36, Class SG, IF, IO, 6.01%, 3/20/2048 (m)	119,566	25,823

Series 2019-22, Class SM, IF, IO, 5.86%, 2/20/2049 (m)	339,711	66,842

Series 2019-42, Class SJ, IF, IO, 5.86%, 4/20/2049 (m)	383,287	58,340

GSR Mortgage Loan Trust Series 2005-AR3, Class 1A1, 0.62%, 5/25/2035 (m)	39,464	35,716

Homeward Opportunities Fund I Trust

Series 2018-1, Class A1, 3.77%, 6/25/2048 (c) (m)	95,643	97,474

Series 2019-1, Class M1, 3.95%, 1/25/2059 ‡ (c) (m)	250,000	240,686

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued

Impac CMB Trust

Series 2004-6, Class 1A2, 0.96%, 10/25/2034 (m)	38,943	37,979

Series 2004-7, Class 1A2, 1.10%, 11/25/2034 (m)	65,245	63,522

Series 2005-4, Class 1A1A, 0.72%, 5/25/2035 (m)	151,402	146,733

Series 2005-8, Class 1AM, 0.88%, 2/25/2036 (m)	118,351	110,467

Lehman Mortgage Trust Series 2005-3, Class 2A3, 5.50%, 1/25/2036	7,362	7,584

LHOME Mortgage Trust Series 2019-RTL1, Class A1, 4.58%, 10/25/2023 (c) (h)	100,000	99,668

MASTR Adjustable Rate Mortgages Trust Series 2004-13, Class 2A1, 4.33%, 4/21/2034 (m)	14,618	14,369

Merrill Lynch Mortgage Investors Trust Series 2007-1, Class 4A3, 4.23%, 1/25/2037 (m)	7,724	7,265

Morgan Stanley Mortgage Loan Trust

Series 2004-5AR, Class 4A, 3.68%, 7/25/2034 (m)	20,403	19,938

Series 2005-5AR, Class 1M1, 0.93%, 9/25/2035 ‡ (m)	38,723	38,616

New Residential Mortgage Loan Trust

Series 2019-NQM1, Class A1, 3.67%, 1/25/2049 (c) (m)	75,204	75,475

Series 2019-NQM4, Class M1, 2.99%, 9/25/2059 ‡ (c) (m)	239,000	218,487

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates Series 2005-5, Class 1APT, 0.46%, 12/25/2035 (m)	42,804	39,017

RALI Trust Series 2006-QA3, Class A1, 0.38%, 4/25/2036 (m)	71,232	70,486

Residential Asset Securitization Trust Series 2004-A6, Class A1, 5.00%, 8/25/2019	494	493

Structured Adjustable Rate Mortgage Loan Trust Series 2007-9, Class 1A1, 2.01%, 10/25/2037 (m)	295,542	267,477

Toorak Mortgage Corp. Ltd. Series 2019-1, Class A1, 4.46%, 3/25/2022 (c) (h)	100,000	100,248

WaMu Mortgage Pass-Through Certificates Trust

Series 2005-AR3, Class A1, 3.62%, 3/25/2035 (m)	13,948	13,422

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	27

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Collateralized Mortgage Obligations — continued

United States — continued

Series 2005-AR5, Class A6, 3.64%, 5/25/2035 (m)	22,135	21,907

Total Collateralized Mortgage Obligations (Cost $4,551,618)		4,557,869

Asset-Backed Securities — 3.2%

United States — 3.2%

ABFC Trust Series 2003-OPT1, Class M1, 1.22%, 2/25/2033 ‡ (m)	154,297	151,699

ACC Trust Series 2019-1, Class B, 4.47%, 10/20/2022 (c)	100,000	96,338

Accredited Mortgage Loan Trust Series 2005-4, Class A2D, 0.50%, 12/25/2035 ‡ (m)	27,824	27,785

ACE Securities Corp. Home Equity Loan Trust Series 2003-HE1, Class M1, 1.16%, 11/25/2033 (m)	84,765	82,166

American Credit Acceptance Receivables Trust Series 2019-1, Class E, 4.84%, 4/14/2025 (c)	100,000	100,824

AmeriCredit Automobile Receivables Trust

Series 2019-1, Class C, 3.36%, 2/18/2025	15,000	15,588

Series 2019-1, Class D, 3.62%, 3/18/2025	15,000	15,384

AMRESCO Residential Securities Corp. Mortgage Loan Trust Series 1997-1, Class A7, 7.61%, 3/25/2027 ‡	6,511	6,514

Asset-Backed Securities Corp. Home Equity Loan Trust Series 2003-HE6, Class M2, 2.66%, 11/25/2033 ‡ (m)	64,872	64,289

Bear Stearns Asset-Backed Securities Trust Series 2004-HE5, Class M2, 2.06%, 7/25/2034 ‡ (m)	11,854	11,783

Conn’s Receivables Funding LLC

Series 2018-A, Class C, 6.02%, 1/15/2023 ‡ (c)	13,456	13,216

Series 2019-A, Class B, 4.36%, 10/16/2023 ‡ (c)	78,478	76,677

Series 2019-A, Class C, 5.29%, 10/16/2023 (c)	78,478	73,743

Countrywide Asset-Backed Certificates

Series 2004-2, Class M1, 0.93%, 5/25/2034 ‡ (m)	13,093	12,959

Series 2006-19, Class 2A2, 0.34%, 3/25/2037 ‡ (m)	61,753	60,741

CWABS, Inc. Asset-Backed Certificates Trust

Series 2004-5, Class M5, 2.51%, 5/25/2034 (m)	26,312	25,763

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued

Series 2004-5, Class M3, 1.91%, 7/25/2034 ‡ (m)	55,067	54,342

Drive Auto Receivables Trust

Series 2019-1, Class D, 4.09%, 6/15/2026	35,000	35,680

Series 2019-3, Class D, 3.18%, 10/15/2026	50,000	50,755

Driven Brands Funding LLC Series 2019-1A, Class A2, 4.64%, 4/20/2049 (c)	49,375	52,238

DT Auto Owner Trust Series 2017-4A, Class E, 5.15%, 11/15/2024 (c)	100,000	102,764

Exeter Automobile Receivables Trust

Series 2018-3A, Class E, 5.43%, 8/15/2024 (c)	10,000	9,943

Series 2018-4A, Class D, 4.35%, 9/16/2024 (c)	20,000	20,822

Series 2019-1A, Class D, 4.13%, 12/16/2024 (c)	45,000	46,505

Series 2018-2A, Class E, 5.33%, 5/15/2025 (c)	120,000	122,050

Series 2018-4A, Class E, 5.38%, 7/15/2025 (c)	10,000	10,139

FREED ABS Trust Series 2019-1, Class A, 3.42%, 6/18/2026 (c)	17,150	17,182

Fremont Home Loan Trust Series 2003-A, Class M1, 1.16%, 8/25/2033 ‡ (m)	63,553	61,325

GLS Auto Receivables Issuer Trust

Series 2019-4A, Class A, 2.47%, 11/15/2023 (c)	21,009	21,244

Series 2019-4A, Class B, 2.78%, 9/16/2024 (c)	30,000	30,399

Series 2019-1A, Class C, 3.87%, 12/16/2024 (c)	15,000	15,318

Series 2019-4A, Class C, 3.06%, 8/15/2025 (c)	40,000	40,381

GSAMP Trust Series 2003-SEA, Class A1, 0.58%, 2/25/2033 ‡ (m)	125,791	122,392

Long Beach Mortgage Loan Trust Series 2004-6, Class A3, 1.48%, 11/25/2034 ‡ (m)	60,157	60,064

MASTR Asset-Backed Securities Trust Series 2004-OPT2, Class M1, 1.08%, 9/25/2034 ‡ (m)	15,679	15,011

Morgan Stanley ABS Capital I, Inc. Trust

Series 2003-SD1, Class M1, 2.43%, 3/25/2033 ‡ (m)	145,303	135,081

Series 2003-NC10, Class M1, 1.20%, 10/25/2033 ‡ (m)	20,617	20,244

SEE NOTES TO FINANCIAL STATEMENTS.

28	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued

United States — continued

Series 2004-HE3, Class M1, 1.04%, 3/25/2034 ‡ (m)	56,786	54,814

Series 2004-NC7, Class M2, 1.11%, 7/25/2034 ‡ (m)	15,906	15,207

Prestige Auto Receivables Trust Series 2018-1A, Class D, 4.14%, 10/15/2024 (c)	10,000	10,184

RAMP Trust

Series 2005-RS6, Class M4, 1.16%, 6/25/2035 ‡ (m)	250,000	245,324

Series 2006-RZ3, Class M1, 0.53%, 8/25/2036 ‡ (m)	200,000	189,256

Santander Drive Auto Receivables Trust Series 2019-1, Class C, 3.42%, 4/15/2025	17,000	17,337

Securitized Asset-Backed Receivables LLC Trust Series 2004-OP2, Class M3, 2.21%, 8/25/2034 ‡ (m)	89,715	88,396

Sonic Capital LLC

Series 2020-1A, Class A2I, 3.85%, 1/20/2050 (c)	49,833	52,231

Series 2020-1A, Class A2II, 4.34%, 1/20/2050 (c)	49,833	52,010

Structured Asset Investment Loan Trust Series 2003-BC11, Class M1, 1.16%, 10/25/2033 ‡ (m)	9,457	9,391

Structured Asset Securities Corp. Mortgage Loan Trust Series 2006-BC6, Class A4, 0.35%, 1/25/2037 (m)	72,133	70,257

Wells Fargo Home Equity Asset-Backed Securities Trust Series 2006-3, Class A2, 0.33%, 1/25/2037 ‡ (m)	14,077	14,061

Westlake Automobile Receivables Trust

Series 2019-1A, Class D, 3.67%, 3/15/2024 (c)	60,000	61,766

Series 2019-1A, Class E, 4.49%, 7/15/2024 (c)	50,000	51,553

Total Asset-Backed Securities (Cost $2,790,803)		2,811,135

Commercial Mortgage-Backed Securities — 2.7%

Cayman Islands — 0.3%

GPMT Ltd. Series 2018-FL1, Class AS, 1.39%, 11/21/2035 ‡ (c) (m)	250,000	228,650

United States — 2.4%

BANK Series 2017-BNK7, Class D, 2.71%, 9/15/2060 ‡ (c)	100,000	69,501

Benchmark Mortgage Trust Series 2019-B11, Class D, 3.00%, 5/15/2052 ‡ (c)	100,000	76,377

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued

Citigroup Commercial Mortgage Trust

Series 2012-GC8, Class D, 5.04%, 9/10/2045 ‡ (c) (m)	100,000	80,921

Series 2016-P6, Class D, 3.25%, 12/10/2049 ‡ (c)	20,000	13,413

Series 2017-P7, Class D, 3.25%, 4/14/2050 ‡ (c)	23,000	17,064

Series 2017-P7, Class B, 4.14%, 4/14/2050 ‡ (m)	10,000	10,049

Commercial Mortgage Trust Series 2016-CR28, Class C, 4.80%, 2/10/2049 ‡ (m)	100,000	91,519

CSAIL Commercial Mortgage Trust Series 2019-C15, Class C, 5.15%, 3/15/2052 ‡ (m)	100,000	92,607

DBGS Mortgage Trust Series 2018-5BP, Class B, 1.01%, 6/15/2033 ‡ (c) (m)	100,000	95,336

FHLMC Series 2020-RR05, Class X, IO, 2.01%, 1/27/2029 (m)	160,000	24,368

FHLMC, Multifamily Structured Pass-Through Certificates Series K108, Class X3, IO, 3.61%, 4/25/2048 (m)	400,000	101,513

FHLMC, Multi-Family Structured Pass-Through Certificates

Series K734, Class X3, IO, 2.24%, 7/25/2026 (m)	120,000	12,524

Series K716, Class X3, IO, 1.86%, 8/25/2042 (m)	105,785	1,892

Series K726, Class X3, IO, 2.21%, 7/25/2044 (m)	151,020	10,503

Series K729, Class X3, IO, 2.04%, 11/25/2044 (m)	1,211,852	89,926

Series K728, Class X3, IO, 2.02%, 11/25/2045 (m)	100,000	7,041

Series K071, Class X3, IO, 2.08%, 11/25/2045 (m)	700,000	84,860

Series K088, Class X3, IO, 2.42%, 2/25/2047 (m)	555,000	89,682

FNMA ACES Series 2016-M4, Class X2, IO, 2.71%, 1/25/2039 (m)	166,254	11,448

FREMF Series 2018-KF46, Class B, 2.13%, 3/25/2028 (c) (m)	6,507	6,311

FREMF Mortgage Trust

Series 2015-KF09, Class B, 5.53%, 5/25/2022 (c) (m)	1,508	1,498

Series 2015-KF10, Class B, 6.28%, 7/25/2022 (c) (m)	3,121	3,100

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	29

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Commercial Mortgage-Backed Securities — continued

United States — continued

Series 2017-KF31, Class B, 3.08%, 4/25/2024 (c) (m)	3,821	3,720

Series 2017-KF32, Class B, 2.73%, 5/25/2024 (c) (m)	42,658	41,382

Series 2018-KF45, Class B, 2.13%, 3/25/2025 (c) (m)	11,359	10,732

Series 2018-KF47, Class B, 2.18%, 5/25/2025 (c) (m)	76,052	71,345

Series 2018-KC02, Class B, 4.22%, 7/25/2025 (c) (m)	25,000	25,069

Series 2018-KF53, Class B, 2.23%, 10/25/2025 (m)	75,692	70,238

Series 2019-KC03, Class B, 4.51%, 1/25/2026 (c) (m)	25,000	25,556

Series 2019-KF62, Class B, 2.23%, 4/25/2026 (c) (m)	23,757	22,322

Series 2019-K736, Class C, 3.88%, 7/25/2026 (c) (m)	25,000	25,391

Series 2018-KF43, Class B, 2.33%, 1/25/2028 (c) (m)	44,711	42,640

Series 2018-KF50, Class B, 2.08%, 7/25/2028 (c) (m)	8,094	7,359

Series 2018-K82, Class B, 4.27%, 9/25/2028 (c) (m)	50,000	55,057

Series 2019-KF63, Class B, 2.53%, 5/25/2029 (c) (m)	20,000	18,522

Series 2012-K19, Class C, 4.16%, 5/25/2045 (c) (m)	10,000	10,227

Series 2017-K67, Class C, 4.08%, 9/25/2049 (c) (m)	5,000	4,929

Series 2017-K65, Class B, 4.21%, 7/25/2050 (c) (m)	75,000	81,855

Series 2019-K87, Class C, 4.47%, 1/25/2051 (c) (m)	100,000	103,027

Series 2018-K75, Class B, 4.11%, 4/25/2051 (c) (m)	10,000	10,958

Series 2019-K103, Class C, 3.57%, 12/25/2051 (c) (m)	25,000	24,502

Series 2020-K737, Class B, 3.41%, 1/25/2053 (c) (m)	100,000	103,881

Series 2020-K737, Class C, 3.41%, 1/25/2053 (c) (m)	145,000	141,886

GNMA

Series 2012-44, IO, 0.23%, 3/16/2049 (m)	173,065	964

Series 2014-186, IO, 0.70%, 8/16/2054 (m)	261,337	9,451

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

United States — continued

Series 2013-178, IO, 0.56%, 6/16/2055 (m)	64,710	1,472

Series 2016-71, Class QI, IO, 0.96%, 11/16/2057 (m)	272,072	16,298

Series 2017-86, IO, 0.78%, 5/16/2059 (m)	119,347	6,721

Series 2017-148, IO, 0.65%, 7/16/2059 (m)	108,256	5,332

Series 2020-28, IO, 0.86%, 11/16/2061 (m)	148,975	11,246

Series 2020-14, IO, 0.76%, 2/16/2062 (m)	974,552	71,332

Series 2020-23, IO, 0.79%, 4/16/2062 (m)	239,018	17,472

JP Morgan Chase Commercial Mortgage Securities Trust Series 2015-JP1, Class E, 4.39%, 1/15/2049 ‡ (c) (m)	100,000	68,049

LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ, 5.45%, 9/15/2039 ‡ (m)	35,448	20,509

Morgan Stanley Capital I Trust Series 2018-MP, Class D, 4.42%, 7/11/2040 ‡ (c) (m)	10,000	8,632

		2,129,529

Total Commercial Mortgage-Backed Securities (Cost $2,554,907)		2,358,179

Equity-Linked Notes — 2.1%

GS Finance Corp., ELN, 9.00%, 7/8/2020, (linked to Russell 2000 Index) (c) (Cost $1,699,432)	1,336	1,843,542

Convertible Bonds — 2.1%

United States — 2.1%

ELN, Inc.

7.50%, 9/16/2020	1,268	1,808,332

Liberty Interactive LLC

4.00%, 11/15/2029	3,000	2,051

3.75%, 2/15/2030	2,000	1,360

Whiting Petroleum Corp.

1.25%, 4/1/2020 (j)	12,000	1,650

Total Convertible Bonds (Cost $1,762,300)		1,813,393

SEE NOTES TO FINANCIAL STATEMENTS.

30	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

INVESTMENTS	SHARES	VALUE($)
Preferred Stocks — 0.6%

United States — 0.6%

Allstate Corp. (The), Series H, 5.10%, 10/15/2024 ($25 par value) (n)	300	7,608

Bank of America Corp.,

Series CC, 6.20%, 1/29/2021 ($25 par value) (n)	25	640

Series GG, 6.00%, 5/16/2023 ($25 par value) (n)	725	19,756

Series HH, 5.88%, 7/24/2023 ($25 par value) (n)	700	18,410

Series KK, 5.38%, 6/25/2024 ($25 par value) (n)	300	7,710

Series LL, 5.00%, 9/17/2024 ($25 par value) (n)	275	6,947

Citigroup, Inc., Series S, 6.30%, 2/12/2021 ($25 par value) (n)	400	10,244

Dominion Energy, Inc., Series A, 5.25%, 7/30/2076 ($25 par value)	1,825	46,446

Energy Transfer Operating LP, Series E, (ICE LIBOR USD 3 Month + 5.16%), 7.60%, 5/15/2024 ($25 par value) (b) (n)	1,625	33,410

Goldman Sachs Group, Inc. (The), Series J, (ICE LIBOR USD 3 Month + 3.64%), 5.50%, 5/10/2023 ($25 par value) (b) (n)	750	19,050

MetLife, Inc., Series F, 4.75%, 3/15/2025 ($25 par value) (n)	625	15,356

Morgan Stanley, Series K, (ICE LIBOR USD 3 Month + 3.49%), 5.85%, 4/15/2027 ($25 par value) (b) (n)	2,482	63,887

MYT Holding Co., 10.00%, 6/7/2029 (c)	8,455	6,121

NextEra Energy Capital Holdings, Inc., Series N, 5.65%, 3/1/2079 ($25 par value)	625	16,731

Northern Trust Corp., Series E, 4.70%, 1/1/2025 ($25 par value) (n)	425	10,761

Public Storage, Series L, , REIT4.63%, 6/17/2025 ($25 par value) (n)	525	13,346

Regions Financial Corp., Series C, (ICE LIBOR USD 3 Month + 3.15%), 5.70%, 5/15/2029 ($25 par value) (b) (n)	300	7,401

SCE Trust II, 5.10%, 5/5/2020 ($25 par value) (n)	925	21,062

SCE Trust VI, 5.00%, 6/26/2022 ($25 par value) (n)	1,975	43,588

Sempra Energy, 5.75%, 7/1/2079 ($25 par value)	100	2,557

Southern Co. (The), Series 2020, 4.95%, 1/30/2080 ($25 par value)	1,000	25,100

State Street Corp., Series G, (ICE LIBOR USD 3 Month + 3.71%), 5.35%, 3/15/2026 ($25 par value) (b) (n)	375	9,825

INVESTMENTS	SHARES	VALUE($)

United States — continued

US Bancorp, Series K, 5.50%, 10/15/2023 ($25 par value) (n)	925	24,143

Wells Fargo & Co.,

Series X, 5.50%, 9/15/2021 ($25 par value) (n)	125	3,141

Series Y, 5.63%, 6/15/2022 ($25 par value) (n)	875	22,190

Series Z, 4.75%, 3/15/2025 ($25 par value) (n)	4,150	96,446

Total Preferred Stocks (Cost $567,616)		551,876

	PRINCIPAL AMOUNT($)
U.S. Treasury Obligations — 0.6%

U.S. Treasury Notes 2.50%, 1/31/2021 (o)(Cost $520,772)	516,000	523,014

Loan Assignments — 0.6% (p)

United States — 0.6%

American Axle & Manufacturing, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 3.00%, 4/6/2024 (b)	8,006	7,586

Axalta Coating Systems US Holdings, Inc., Term Loan B (ICE LIBOR USD 3 Month + 1.75%), 2.06%, 6/1/2024 (b)	21,621	20,662

Centurylink, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 2.43%, 3/15/2027 (b)	7,767	7,305

Cincinnati Bell, Inc., Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 4.25%, 10/2/2024 (b)	24,861	24,537

Dole Food Co., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 3.75%, 4/6/2024 (b)	20,314	19,704

Golden Nugget, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%; ICE LIBOR USD 2 Month + 2.50%), 3.25%, 10/4/2023 (b)	48,882	38,617

JBS USA LUX SA, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.00%), 3.07%, 5/1/2026 (b)	33,180	31,618

MultiPlan, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.75%), 3.75%, 6/7/2023 (b)	98,000	92,977

Navistar, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 3.70%, 11/6/2024 (b)	41,239	38,953

Nexstar Broadcasting, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 2.92%, 9/18/2026 (b)	48,031	45,587

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	31

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Loan Assignments — continued

United States — continued

UFC Holdings LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.25%), 4.25%, 4/29/2026 (b)	43,300	41,279

Valeant Pharmaceuticals International, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 3.19%, 6/2/2025 (b)	83,324	80,856

WMG Acquisition Corp., 1st Lien Term Loan F (ICE LIBOR USD 1 Month + 2.13%), 2.30%, 11/1/2023 (b)	50,000	48,514

Total Loan Assignments (Cost $525,966)		498,195

Mortgage-Backed Securities — 0.5%

United States — 0.5%

FNMA UMBS, 30 Year

Pool # MA4047, 2.00%, 6/1/2050	259,463	264,477

Pool # MA4055, 2.50%, 6/1/2050	119,741	124,745

Total Mortgage-Backed Securities (Cost $387,886)		389,222

	NO. OF WARRANTS
Warrants — 0.0% (f)

United States — 0.0% (f)

iHeartMedia Capital I LLC

expiring 5/2/2039, price 1.00 USD * ‡ (Cost $19,404)	1,084	8,130

	NO. OF RIGHTS
Rights — 0.0% (f)

Spain — 0.0% (f)

ACS Actividades de Construccion y Servicios SA, expiring 7/7/2020 *	266	415

Repsol SA, expiring 7/6/2020 *	958	467

Telefonica SA, expiring 7/1/2020 *	2,182	429

Total Rights (Cost $1,392)		1,311

	SHARES
Short-Term Investments — 7.0%

Investment Companies — 6.1%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.40% (l) (q)	4,967,441	4,971,912

JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (l) (q)	259,415	259,648

Total Investment Companies (Cost $5,228,100)		5,231,560

INVESTMENTS	SHARES	VALUE($)

Investment of Cash Collateral from Securities Loaned — 0.9%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (l) (q) (Cost $798,057)	798,057	798,057

Total Short-Term Investments (Cost $6,026,157)		6,029,617

Total Investments — 98.7% (Cost $86,577,459)		85,387,159
Other Assets Less Liabilities — 1.3%		1,155,666

NET ASSETS — 100.0%		86,542,825

Percentages indicated are based on net assets.

Summary of Investments by Industry, June 30, 2020

The following table represents the portfolio investments of the Portfolio by industry classifications as a percentage of total investments:

PORTFOLIO COMPOSITION BY INDUSTRY	PERCENTAGE

Equity Real Estate Investment Trusts (REITs)	6.4%

Collateralized Mortgage Obligations	5.3

Equity Funds	5.1

Banks	4.6

Diversified Telecommunication Services	4.1

Oil, Gas & Consumable Fuels	3.4

Investment Companies	3.4

Media	3.3

Asset-Backed Securities	3.3

Electric Utilities	3.2

Pharmaceuticals	3.2

Commercial Mortgage-Backed Securities	2.8

Health Care Providers & Services	2.7

Capital Markets	2.7

Hotels, Restaurants & Leisure	2.3

Diversified Consumer Services	2.2

Convertible Bonds	2.2

Semiconductors & Semiconductor Equipment	2.0

Insurance	1.8

Wireless Telecommunication Services	1.5

Food Products	1.3

Chemicals	1.2

Beverages	1.1

Aerospace & Defense	1.0

Consumer Finance	1.0

Technology Hardware, Storage & Peripherals	1.0

Multi-Utilities	1.0

Metals & Mining	1.0

Others (each less than 1.0%)	18.8

Short-Term Investments	7.1

SEE NOTES TO FINANCIAL STATEMENTS.

32	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

Abbreviations

ABS	Asset-backed securities
ACES	Alternative Credit Enhancement Securities
ADR	American Depositary Receipt
CVA	Dutch Certification
ELN	Equity-Linked Note
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GDR	Global Depositary Receipt
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
IF	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index or have an interest rate that adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the rate in effect as of June 30, 2020. The rate may be subject to a cap and floor.
IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
LIBOR	London Interbank Offered Rate
OYJ	Public Limited Company
PJSC	Public Joint Stock Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
RTS	Russian Trading System
SCA	Limited partnership with share capital
SGPS	Holding company
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

(a)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of June 30, 2020.

(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of June 30, 2020.
(c)	Securities exempt from registration under Rule 144A or section 4 (a)(2), of the Securities Act of 1933, as amended.
(d)	Security is an interest bearing note with preferred security characteristics.
(e)	The security or a portion of this security is on loan at June 30, 2020. The total value of securities on loan at June 30, 2020 is $700,597.
(f)	Amount rounds to less than 0.1% of net assets.
(g)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(h)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of June 30, 2020.
(i)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(j)	Defaulted security.
(k)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(l)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(m)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of June 30, 2020.
(n)	The date shown reflects the next call date on which the issuer may redeem the security at par value. The coupon rate for this security is based on par value and is in effect as of June 30, 2020.
(o)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(p)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(q)	The rate shown is the current yield as of June 30, 2020.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	33

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (Unaudited) (continued)

Futures contracts outstanding as of June 30, 2020:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

EURO STOXX 50 Index	25	09/2020	EUR	907,795	39,256

U.S. Treasury 10 Year Note	90	09/2020	USD	12,522,656	35,687

					74,943

Short Contracts

Foreign Exchange GBP/USD	(16)	09/2020	USD	(1,239,400)	20,969

					20,969

					95,912

Abbreviations
EUR	Euro
GBP	British Pound
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

34	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2020 (Unaudited)

JPMorgan Insurance Trust Income Builder Portfolio
ASSETS:
Investments in non-affiliates, at value	$72,090,661
Investments in affiliates, at value	12,498,441
Investment of cash collateral received from securities loaned, at value (See Note 2.D.)	798,057
Cash	66,419
Foreign currency, at value	57,605
Deposits at broker for futures contracts	7,000
Receivables:
Investment securities sold	1,331,347
Portfolio shares sold	4,672
Interest and dividends from non-affiliates	583,602
Dividends from affiliates	1,977
Tax reclaims	39,773
Securities lending income (See Note 2.D.)	66
Variation margin on futures contracts	107,871

Total Assets	87,587,491

LIABILITIES:
Payables:
Investment securities purchased	127,688
Investment securities purchased — delayed delivery securities	1,930
Collateral received on securities loaned (See Note 2.D.)	798,057
Portfolio shares redeemed	7,386
Accrued liabilities:
Investment advisory fees	2,379
Distribution fees	14,987
Custodian and accounting fees	31,917
Trustees’ and Chief Compliance Officer’s fees	492
Audit fees	54,163
Other	5,667

Total Liabilities	1,044,666

Net Assets	$86,542,825

NET ASSETS:
Paid-in-Capital	$88,102,737
Total distributable earnings (loss)	(1,559,912)

Total Net Assets	$86,542,825

Net Assets:
Class 1	$13,656,582
Class 2	72,886,243

Total	$86,542,825

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class 1	1,354,645
Class 2	7,248,468

Net Asset Value, offering and redemption price per share (a):
Class 1	$10.08
Class 2	10.06

Cost of investments in non-affiliates	$73,363,097
Cost of investments in affiliates	12,416,305
Cost of foreign currency	59,949
Investment securities on loan, at value (See Note 2.D.)	700,597
Cost of investment of cash collateral (See Note 2.D.)	798,057

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	35

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2020 (Unaudited)

JPMorgan Insurance Trust Income Builder Portfolio
INVESTMENT INCOME:
Interest income from non-affiliates	$1,151,257
Interest income from affiliates	45
Dividend income from non-affiliates	491,883
Dividend income from affiliates	164,510
Income from securities lending (net) (See Note 2.D.)	2,493
Foreign taxes withheld (net)	(30,218)

Total investment income	1,779,970

EXPENSES:
Investment advisory fees	180,789
Administration fees	32,284
Distribution fees — Class 2	90,665
Custodian and accounting fees	81,694
Interest expense to affiliates	60
Professional fees	52,567
Trustees’ and Chief Compliance Officer’s fees	13,047
Printing and mailing costs	7,789
Transfer agency fees — Class 1	27
Transfer agency fees — Class 2	8,050
Other	4,888

Total expenses	471,860

Less fees waived	(87,906)
Less expense reimbursements	(50,370)

Net expenses	333,584

Net investment income (loss)	1,446,386

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(1,546,112)
Investments in affiliates	(499,249)
Futures contracts	916,253
Foreign currency transactions	(31,847)

Net realized gain (loss)	(1,160,955)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(5,693,673)
Investments in affiliates	(900,441)
Futures contracts	161,382
Foreign currency translations	(1,351)

Change in net unrealized appreciation/depreciation	(6,434,083)

Net realized/unrealized gains (losses)	(7,595,038)

Change in net assets resulting from operations	$(6,148,652)

SEE NOTES TO FINANCIAL STATEMENTS.

36	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan Insurance Trust Income Builder Portfolio
	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,446,386	$2,829,105
Net realized gain (loss)	(1,160,955)	(96,698)
Distributions of capital gains received from investment company affiliates	—	59,787
Change in net unrealized appreciation/depreciation	(6,434,083)	7,480,663

Change in net assets resulting from operations	(6,148,652)	10,272,857

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1	(494,829)	(498,861)
Class 2	(2,484,684)	(2,194,838)

Total distributions to shareholders	(2,979,513)	(2,693,699)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	5,080,895	16,580,061

NET ASSETS:
Change in net assets	(4,047,270)	24,159,219
Beginning of period	90,590,095	66,430,876

End of period	$86,542,825	$90,590,095

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$388	$4,350,849
Distributions reinvested	494,829	498,861
Cost of shares redeemed	(52,269)	(2,505,609)

Change in net assets resulting from Class 1 capital transactions	$442,948	$2,344,101

Class 2
Proceeds from shares issued	$9,373,010	$19,866,640
Distributions reinvested	2,484,684	2,194,838
Cost of shares redeemed	(7,219,747)	(7,825,518)

Change in net assets resulting from Class 2 capital transactions	$4,637,947	$14,235,960

Total change in net assets resulting from capital transactions	$5,080,895	$16,580,061

SHARE TRANSACTIONS:
Class 1
Issued	39	403,891
Reinvested	50,390	47,647
Redeemed	(4,839)	(224,987)

Change in Class 1 Shares	45,590	226,551

Class 2
Issued	889,161	1,849,778
Reinvested	253,539	210,233
Redeemed	(728,129)	(729,199)

Change in Class 2 Shares	414,571	1,330,812

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	37

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Return of capital	Total distributions
JPMorgan Insurance Trust Income Builder Portfolio
Class 1
Six Months Ended June 30, 2020 (Unaudited)	$11.16	$0.18	$(0.88)	$(0.70)	$(0.38)	$—	$—	$(0.38)
Year Ended December 31, 2019	10.11	0.40	1.05	1.45	(0.37)	(0.03)	—	(0.40)
Year Ended December 31, 2018	10.62	0.42	(0.91)	(0.49)	—	(0.02)	—	(0.02)
Year Ended December 31, 2017	9.93	0.37	0.81	1.18	(0.39)	(0.10)	—	(0.49)
Year Ended December 31, 2016	9.63	0.37	0.26	0.63	(0.32)	—	(0.01)	(0.33)
Year Ended December 31, 2015	9.95	0.36	(0.40)	(0.04)	(0.27)	(0.01)	—	(0.28)

Class 2
Six Months Ended June 30, 2020 (Unaudited)	11.12	0.17	(0.87)	(0.70)	(0.36)	—	—	(0.36)
Year Ended December 31, 2019	10.08	0.37	1.04	1.41	(0.34)	(0.03)	—	(0.37)
Year Ended December 31, 2018	10.62	0.39	(0.91)	(0.52)	—	(0.02)	—	(0.02)
Year Ended December 31, 2017	9.92	0.35	0.81	1.16	(0.36)	(0.10)	—	(0.46)
Year Ended December 31, 2016	9.63	0.35	0.25	0.60	(0.30)	—	(0.01)	(0.31)
Year Ended December 31, 2015	9.95	0.33	(0.39)	(0.06)	(0.25)	(0.01)	—	(0.26)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Total returns do not include charges that will be imposed by variable insurance contracts or by Eligible Plans. If these charges were reflected, returns would be lower than those shown.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Does not include expenses of Underlying Funds.
(i)	Certain non-recurring expenses incurred by the Portfolio were not annualized for the period indicated.

SEE NOTES TO FINANCIAL STATEMENTS.

38	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (d)(e)(f)	Net assets, end of period	Net expenses (g)(h)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (h)		Portfolio turnover rate (d)

$10.08	(6.19)%	$13,656,582	0.56%		3.57%		0.87%		37%
11.16	14.56	14,606,803	0.60		3.71		0.95		51
10.11	(4.63)	10,946,497	0.59		4.02		1.14		68
10.62	11.89	8,776,419	0.59		3.40		1.26		85
9.93	6.53	106,032	0.60		3.72		1.27		46
9.63	(0.31)	99,526	0.60	(i)	3.56	(i)	1.44	(i)	42

10.06	(6.25)	72,886,243	0.81		3.32		1.14		37
11.12	14.27	75,983,292	0.85		3.49		1.21		51
10.08	(4.92)	55,484,379	0.84		3.76		1.39		68
10.62	11.70	42,121,897	0.84		3.31		1.40		85
9.92	6.21	48,465,426	0.85		3.47		1.49		46
9.63	(0.50)	29,991,045	0.85	(i)	3.30	(i)	1.71	(i)	42

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	39

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversification Classification
JPMorgan Insurance Trust Income Builder Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek to maximize income while maintaining prospects for capital appreciation.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency fees and distribution fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Portfolio’s valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.

A market-based approach is primarily used to value the Portfolio’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Portfolio are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with foreign equity reference obligations are valued by applying international fair value factors provided by an approved Pricing Service. The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAVs are calculated.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

40	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

Futures contracts are generally valued on the basis of available market quotations.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by the Portfolio at June 30, 2020.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities
United States	$—	$1,300,564	$1,510,571	$2,811,135
Collateralized Mortgage Obligations
United States	—	3,826,848	731,021	4,557,869
Commercial Mortgage-Backed Securities
Cayman Islands	—	—	228,650	228,650
United States	—	1,485,552	643,977	2,129,529

Total Commercial Mortgage-Backed Securities	—	1,485,552	872,627	2,358,179

Common Stocks
Australia	—	748,568	—	748,568
Austria	—	29,395	—	29,395
Belgium	—	143,244	—	143,244
Brazil	149,645	—	—	149,645
Canada	637,640	—	—	637,640
Chile	16,187	—	—	16,187
China	—	1,330,213	—	1,330,213
Czech Republic	—	20,364	—	20,364
Denmark	—	87,266	—	87,266
Finland	—	128,553	—	128,553
France	—	861,257	—	861,257
Germany	—	779,759	—	779,759
Hong Kong	—	494,772	—	494,772
India	256,231	—	—	256,231
Indonesia	111,413	69,924	—	181,337
Ireland	—	19,210	—	19,210
Italy	—	309,441	—	309,441
Japan	—	1,168,691	—	1,168,691
Macau	—	69,331	—	69,331
Mexico	183,645	—	—	183,645
Netherlands	—	181,648	—	181,648
New Zealand	—	31,434	—	31,434
Norway	—	56,101	—	56,101
Peru	20,203	—	—	20,203
Portugal	—	38,779	—	38,779
Russia	147,153	250,384	—	397,537

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	41

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (Unaudited) (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Saudi Arabia	$—	$80,199	$—	$80,199
Singapore	—	174,422	—	174,422
South Africa	19,216	131,765	—	150,981
South Korea	20,537	301,151	—	321,688
Spain	7,421	574,677	—	582,098
Sweden	12,386	165,681	—	178,067
Switzerland	—	892,641	—	892,641
Taiwan	666,253	622,612	—	1,288,865
Thailand	—	53,829	—	53,829
United Kingdom	154,204	1,434,711	—	1,588,915
United States	10,036,880	—	—	10,036,880

Total Common Stocks	12,439,014	11,250,022	—	23,689,036

Convertible Bonds	—	1,813,393	—	1,813,393
Corporate Bonds	—	33,045,759	—	33,045,759
Equity-Linked Notes	—	1,843,542	—	1,843,542
Investment Companies	7,266,881	—	—	7,266,881
Loan Assignments	—	498,195	—	498,195
Mortgage-Backed Securities	—	389,222	—	389,222
Preferred Stocks
United States	545,755	6,121	—	551,876
Rights	1,311	—	—	1,311
U.S. Treasury Obligations	—	523,014	—	523,014
Warrants	—	—	8,130	8,130
Short-Term Investments
Investment Companies	5,231,560	—	—	5,231,560
Investment of cash collateral from securities loaned	798,057	—	—	798,057

Total Short-Term Investments	6,029,617	—	—	6,029,617

Total Investments in Securities	$26,282,578	$55,982,232	$3,122,349	$85,387,159

Appreciation in Other Financial Instruments
Futures Contracts	$56,656	$39,256	$—	$95,912

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value:

	Balance as of December 31, 2019		Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2020
Investments in Securities
Asset-Backed Securities — United States	$1,851,992		$(1,234)	$1,515	$(37,406)	$—	$(303,444)	$100,097	$(100,949)	$1,510,571
Collateralized Mortgage Obligations — United States	978,427		—	1	(45,412)	—	(50,580)	—	(151,415)	731,021
Commercial Mortgage-Backed Securities — Cayman Islands	249,361		—	—	(20,711)	—	—	—	—	228,650
Commercial Mortgage-Backed Securities — United States	1,150,350		(63,859)	307	(141,028)	—	(411,227)	109,434	—	643,977
Corporate Bonds — United States	—	(a)	1,573	—	—	—	(1,573)	—	—	—
Warrants — United States	16,802		—	—	(8,672)	—	—	—	—	8,130

Total	$4,246,932		$(63,520)	$1,823	$(253,229)	$—	$(766,824)	$209,531	$(252,364)	$3,122,349

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Value is zero.

42	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

The changes in net unrealized appreciation (depreciation) attributable to securities owned at June 30, 2020, which were valued using significant unobservable inputs (level 3) amounted to $(234,031). This amount is included in Change in net unrealized appreciation/depreciation of investments in non-affiliates on the Statement of Operations.

There were no significant transfers into or out of level 3 for the six months ended June 30, 2020.

Quantitative Information about Level 3 Fair Value Measurements #

	Fair Value at June 30, 2020	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$1,510,571	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 20.00% (6.27%)
			Constant Default Rate	0.00% - 5.43% (3.21%)
			Yield (Discount Rate of Cash Flows)	0.59% - 13.67% (3.11%)

Asset-Backed Securities	1,510,571

	643,977	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	2.88% - 199.00% (14.17%)

Commercial Mortgage-Backed Securities	643,977

	731,021	Discounted Cash Flow	Constant Prepayment Rate	10.54% - 25.00% (21.10%)
			Constant Default Rate	0.00% - 1.43% (0.11%)
			Yield (Discount Rate of Cash Flows)	1.66% - 5.09% (4.45%)

Collateralized Mortgage Obligations	731,021

Total	$2,885,569

#

The table above does not include certain level 3 investments that are valued by brokers and pricing services. At June 30, 2020, the value of these investments was $236,780. The inputs for these investments are not readily available or cannot be reasonably estimated and generally are those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.

The significant unobservable inputs used in the fair value measurement of the Portfolio’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

B. Loan Assignments — The Portfolio invested in debt instruments that are interests in amounts owed to lenders or lending syndicates (a “Lender”) by corporate, governmental or other borrowers (a “Borrower”). A loan is often administered by a bank or other financial institution (the “Agent”) that acts as Agent for all holders. The Agent administers the terms of the loan, as specified in the loan agreement. The Portfolio invests in loan assignments of all or a portion of the loans. When the Portfolio purchases a loan assignment, the portfolio has direct rights against the Borrower on a loan, provided, however, the portfolio’s rights may be more limited than the Lender from which they acquired the assignment and the portfolio may be able to enforce its rights only through the Agent. As a result, the Portfolio assumes the credit risk of the Borrower as well as any other persons interpositioned between the portfolio and the Borrower (“Intermediate Participants”). The Portfolio may incur certain costs and delays in realizing payment on a loan assignment or suffer a loss of principal and/or interest if assets or interests held by the Agent or other Intermediate Participants are determined to be subject to the claims of the Agent’s or other Intermediate Participant’s creditors. In addition, it is unclear whether loan assignments and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. Also, because JPMIM may wish to invest in publicly traded securities of a Borrower, it may not have access to material non-public information regarding the Borrower to which other investors have access. Although certain loan assignments are secured by collateral, the Portfolio could experience delays or limitations in realizing the value on such collateral or have their interest subordinated to other indebtedness of the Borrower. Loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for assignments and certain assignments which were liquid, when purchased, may become illiquid and they may be difficult to value. In addition, the settlement period for loans is uncertain as there is no standardized settlement schedule applicable to such investments. Therefore, the Portfolio may not receive the proceeds from a sale of such investments for a period after the sale.

Certain loan assignments are also subject to the risks associated with high yield securities described under Note 7.

C. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — The Portfolio purchased when-issued securities and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	43

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (Unaudited) (continued)

forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Portfolio may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.

The Portfolio had delayed delivery securities outstanding as of June 30, 2020, which are shown as a Payable for Investment securities purchased – delayed delivery securities on the Statement of Assets and Liabilities.

D. Securities Lending — The Portfolio is authorized to engage in securities lending in order to generate additional income. The Portfolio is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Portfolio, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund. The Portfolio retains loan fees and the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Portfolio). Upon termination of a loan, the Portfolio is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Portfolio or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of collateral investments are disclosed on the SOI.

The Portfolio bears the risk of loss associated with the collateral investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

The following table presents the Portfolio’s value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Portfolio as of June 30, 2020.

Investment Securities on Loan, at value, Presented on the Statement of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
$700,597	$(700,597)	$—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Portfolio to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.15% to 0.06%. For the six months ended June 30, 2020, JPMIM waived fees associated with the Portfolio’s investment in the JPMorgan U.S. Government Money Market Fund as follows:

$292

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statement of Operations as Income from securities lending (net).

E. Investment Transactions with Affiliates — The Portfolio invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with the Portfolio may be considered an affiliate. For the purposes of the financial statements, the Portfolio assumes the issuers

44	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below.

For the six months ended June 30, 2020
Security Description	Value at December 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	$2,555,439	$1,130,568	$1,494,859	$(282,489)	$(136,229)	$1,772,430	231,993	$58,098		$—
JPMorgan Equity Income Fund Class R6 Shares (a)	5,484,864	1,099,511	1,289,940	(227,864)	(691,340)	4,375,231	264,844	62,693		—
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	918,000	20,547	—	—	(67,316)	871,231	103,349	20,547		—
JPMorgan Managed Income Fund Class L Shares (a)	2,477,922	6,216	2,238,411	11,247	(8,985)	247,989	24,676	6,341		—
JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (a) (b)	331,348	442,639	514,503	32	132	259,648	259,415	1,317		—
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.40% (a) (b)	2,270,181	21,836,134	19,137,525	(175)	3,297	4,971,912	4,967,441	15,514		—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a) (b)	286,003	6,646,682	6,134,628	—	—	798,057	798,057	2,073	*	—

Total	$14,323,757	$31,182,297	$30,809,866	$(499,249)	$(900,441)	$13,296,498		$166,583		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2020.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

F. Foreign Currency Translation — The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Portfolio does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

G. Futures Contracts — The Portfolio used index, currency, treasury or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to particular countries or regions. The Portfolio also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	45

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (Unaudited) (continued)

The use of futures contracts exposes the Portfolio to interest rate, foreign currency and equity price risks. The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Portfolio’s futures contracts activity during the six months ended June 30, 2020:

Futures Contracts — Equity:
Average Notional Balance Long	$1,426,342
Average Notional Balance Short	2,016,847	(a)
Ending Notional Balance Long	907,795

Futures Contracts — Foreign Exchange:
Average Notional Balance Short	1,272,929
Ending Notional Balance Short	1,239,400

Futures Contracts — Interest Rate:
Average Notional Balance Long	9,748,618
Ending Notional Balance Long	12,522,656

(a)	For the period January 1, 2020 through April 30, 2020.

The Portfolio’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

H. Summary of Derivatives Information — The following table presents the value of derivatives held as of June 30, 2020, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities:

Derivative Contracts	Statement of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$39,256
Foreign exchange contracts	Receivables, Net Assets — Unrealized Appreciation	20,969
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	35,687

		$95,912

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable from/to brokers.

The following tables present the effect of derivatives on the Statement of Operations for the six months ended June 30, 2020, by primary underlying risk exposure:

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statement of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$281,751
Foreign exchange contracts	63,666
Interest rate contracts	570,836

Total	$916,253

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statement of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$20,892
Foreign exchange contracts	26,512
Interest rate contracts	113,978

Total	$161,382

The Portfolio’s derivatives contracts held at June 30, 2020 are not accounted for as hedging instruments under GAAP.

46	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

I. Equity-Linked Notes — The Portfolio invested in Equity-Linked Notes (“ELNs”). These are hybrid instruments which combine both debt and equity characteristics into a single note form. ELNs’ values are linked to the performance of an underlying index. ELNs are unsecured debt obligations of an issuer and may not be publicly listed or traded on an exchange. ELNs are valued daily, under procedures adopted by the Board, based on values provided by an approved pricing source. These notes have a coupon which is accrued and recorded as interest income on the Statement of Operations. Changes in the market value of ELNs are recorded as Change in net unrealized appreciation or depreciation on the Statement of Operations. The Portfolio realizes a gain or loss when an ELN is sold or matures which is recorded as Net realized gain (loss) on transactions from investments in non-affiliates on the Statement of Operations.

As of June 30, 2020, the Portfolio had outstanding ELNs as listed on the SOI.

J. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, and distributions of net investment income and realized capital gains from the Underlying Funds, if any, are recorded on the ex-dividend date or when the Portfolio first learns of the dividend. Certain Portfolios may receive other income from investment in loan assignments and/or unfunded commitments, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Portfolio. These amounts are included in Interest income from non-affiliates on the Statement of Operations.

K. Allocation of Income and Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the applicable portfolios. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

The Portfolio invested in Underlying Funds and, as a result, bear a portion of the expenses incurred by these Underlying Funds. These expenses are not reflected in the expenses shown on the Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds are waived as described in Note 3.E.

L. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of June 30, 2020, no liability for Federal income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

M. Foreign Taxes — The Portfolio may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests. When a capital gain tax is determined to apply, the Portfolio records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

N. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of the Portfolio and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.42%. Prior to September 1, 2019, the investment advisory fee was accrued daily and paid monthly at an annual rate of 0.45% of the Portfolio’s average daily net assets.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Portfolio’s average daily net assets, plus 0.050% of the Portfolio’s average daily net assets between $10 billion and $20 billion, plus 0.025% of the Portfolio’s average daily net assets between $20 billion and $25 billion, plus 0.01% of the Portfolio’s average daily net assets in excess of $25 billion. For the six months ended June 30, 2020, the effective annualized rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.E.

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	47

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (Unaudited) (continued)

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s principal underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio pursuant to Rule 12b-1 under the 1940 Act. The Class 1 Shares of the Portfolio do not charge a distribution fee. The Distribution Plan provides that the Portfolio shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For performing these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

E. Waivers and Reimbursements — The Adviser (for all share classes), Administrator (for all share classes) and/or JPMDS (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses of the Portfolio (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.60%	0.85%

The expense limitation agreement was in effect for the six months ended June 30, 2020 and is in place until at least April 30, 2021.

For the six months ended June 30, 2020, the Portfolio’s service providers waived fees and/or reimbursed expenses for the Portfolio as follows. None of these parties expect the Portfolio to repay any such waived fees in future years.

Contractual Waivers
Investment Advisory Fees	Administration Fees	Total	Contractual Reimbursements
$31,244	$32,284	$63,528	$50,370

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expects the Portfolio to repay any such waived fees and reimbursed expenses in future years.

The amount of waivers resulting from investments in these money market funds for the six months ended June 30, 2020 was $3,201.

The Underlying Funds may impose separate advisory fees. The Adviser has agreed to voluntarily waive the Portfolio’s investment advisory fees in the weighted average pro-rata amount of the advisory fees charged by the affiliated Underlying Funds. During the six months ended June 30, 2020, the Adviser waived $21,177. These waivers may be in addition to any waivers required to meet the Portfolio’s contractual expense limitations, but will not exceed the Portfolio’s advisory fee.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Portfolio pursuant to Rule 38a-1 under the 1940 Act. The Portfolio, along with affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2020, the Portfolio purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

48	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

4. Investment Transactions

During the six months ended June 30, 2020, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$29,988,528	$29,665,281	$376,498	$477,815

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2020 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$86,577,459	$3,899,427	$4,993,815	$(1,094,388)

As of December 31, 2019, the Portfolio had the following net capital loss carryforwards:

Capital Loss Carryforward Character
Short-Term	Long-Term
$39,413	$155,457

6. Borrowings

The Portfolio relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Portfolio to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to the Trust and may be relied upon by the Portfolio because the Portfolio and the series of the Trust are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Portfolio had no borrowings outstanding from another fund during the six months ended June 30, 2020.

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 2, 2020.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended June 30, 2020.

The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing portfolio must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a portfolio does not comply with the aforementioned requirements, the portfolio must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing portfolio at a rate of interest equal to 1.00%, which has increased to 1.25% pursuant to the amendment referenced below, plus the greater of the federal funds effective rate or one month London InterBank Offered Rate (“LIBOR”). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating portfolios pro rata based on their respective net assets. Effective August 11, 2020, this agreement has been amended and restated for a term of 364 days, unless extended, and to include the change to the interest rate charged for borrowing from the Credit Facility to 1.25%, as noted above, and an upfront fee of 0.075% of the Credit Facility to be charged and paid by all participating funds of the Credit Facility.

The Portfolio did not utilize the Credit Facility during the six months ended June 30, 2020.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Portfolio. However, based on experience, the Portfolio expects the risk of loss to be remote.

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	49

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (Unaudited) (continued)

As of June 30, 2020, the Portfolio had four individual shareholder and/or non-affiliated omnibus accounts, which owned 78.4% of the Portfolio’s outstanding shares.

Significant shareholder transactions by these shareholders may impact the Portfolio’s performance and liquidity.

The Portfolio is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Portfolio is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Portfolio invests in floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The Portfolio may face a heightened level of interest rate risk due to certain changes in monetary policy. During periods when interest rates are low or there are negative interest rates, the Portfolio’s yield (and total return) also may be low or the Portfolio may be unable to maintain positive returns. The ability of the issuers of debt to meet their obligations may be affected by economic and political developments in a specific industry or region. The value of a Portfolio’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality.

Investing in securities of foreign countries may include certain risks and considerations not typically associated with investing in U.S. securities. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and currencies, and future and adverse political, social and economic developments.

Because of the Portfolio’s investments in the Underlying Funds, the Portfolio indirectly pays a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Portfolio may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Portfolio is also subject to certain risks related to the Underlying Funds’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures contracts, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

The Portfolio invests in preferred securities. These securities are typically issued by corporations, generally in the form of interest bearing notes with preferred security characteristics and may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of the Portfolio’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of the Portfolio and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Portfolio is subject to infectious disease epidemics/pandemics risk. Recently, the worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Portfolio’s investments, increase the Portfolio’s volatility, exacerbate other pre-existing political, social and economic risks to the Portfolio and negatively impact broad segments of businesses and populations. The Portfolio’s operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that could also have a significant negative impact on the Portfolio’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

50	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2020, and continued to hold your shares at the end of the reporting period, June 30, 2020.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Insurance Trust Income Builder Portfolio
Class 1
Actual	$1,000.00	$938.10	$2.70	0.56%
Hypothetical	1,000.00	1,022.08	2.82	0.56
Class 2
Actual	1,000.00	937.50	3.90	0.81
Hypothetical	1,000.00	1,020.84	4.07	0.81

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	51

LIQUIDITY RISK MANAGEMENT PROGRAM

(Unaudited)

The Portfolio has adopted the J.P. Morgan Funds Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the 1940 Act (the “Liquidity Rule”). The Program seeks to assess, manage and review the Portfolio’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a portfolio could not meet requests to redeem shares issued by the portfolio without significant dilution of remaining investors’ interests in the portfolio. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquidity Investment Minimum (“HLIM”) established for a J.P. Morgan Fund and any material changes to the Program.

The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). On February 11, 2020, the Board of Trustees reviewed the Program Administrator’s initial written report (the “Report”) concerning the operation of the Program for the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a J.P. Morgan Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.

The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Portfolio. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review the Portfolio’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying the Portfolio’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) whether the Portfolio invested primarily in “Highly Liquid Investments” (as defined under the Liquidity Rule), whether an HLIM should be established for the Portfolio (and, for J.P. Morgan Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether the Portfolio has invested below its HLIM) and the procedures for monitoring for this limit; (4) whether the Portfolio invested more than 15% of its assets in “Illiquid Investments” (as defined under the Liquidity Rule) and the procedures for monitoring for this limit; and (5) specific liquidity events arising during the Program Reporting Period, including the impact on Portfolio liquidity caused by extended non-U.S. market closures.

Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage the Portfolio’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to the Portfolio during the Program Reporting Period.

52	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Portfolio’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The Portfolio’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2020. All rights reserved. June 2020.	SAN-JPMITIBP-620

Semi-Annual Report

JPMorgan Insurance Trust

June 30, 2020 (Unaudited)

JPMorgan Insurance Trust Global Allocation Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectuses for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

JULY 28, 2020 (Unaudited)

Dear Shareholders,

While every epoch holds challenges and opportunities, the current year has brought unprecedented challenges that impacted communities both globally and locally. J.P. Morgan Asset Management has directly confronted the challenges of this year, with sensitivity, urgency and a clear vision, serving our shareholders, clients and communities with unwavering commitment.

“J.P. Morgan Asset Management has directly confronted the challenges of this year, with sensitivity, urgency and a clear vision, serving our shareholders, clients and communities with unwavering commitment.” — Andrea L. Lisher

The advent of the COVID-19 pandemic and the ensuing closure of large parts of global, national and local economies also brought severe stress to financial markets. Daily market volatility spiked and yields on U.S. Treasury bonds fell to record lows in March 2020 and by the end of the first quarter of 2020, the value of the S&P 500 Index had declined by 20%. However, the U.S. Federal Reserve, along with other leading central banks, slashed interest rates and unleashed a range of initiatives to seek to ensure liquidity and stability in financial markets. From their lows on March 23, 2020 to the end of the reporting period, the S&P 500 and the Bloomberg Barclays U.S.

Aggregate Index rebounded by 39.3% and 5.0%, respectively, amid accommodative central bank policies, government stimulus programs and global efforts to halt the spread of COVID-19.

Many have faced significant challenges throughout the past year, whether related to the COVID-19 pandemic or the recent acts of racism and discrimination around the world. JPMorgan Chase & Co. has recommitted its firm stance against any form of racism, discrimination, or social injustice. As Brian Lamb, Global Head of Diversity & Inclusion for JPMorgan Chase & Co., recently said, “We are working across the entire firm — being intentional to strengthen our inclusive environment where our employees, customers and partners feel welcomed and valued in the communities where we do business.” To learn more, please visit JPMorgan Chase & Co.’s Diversity & Inclusion web site.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your assets. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Global Allocation Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 2 Shares)*	(3.84)%
MSCI World Index (net of foreign withholding taxes)	(5.77)%
Global Allocation Composite Benchmark	(1.58)%

Net Assets as of 6/30/2020	$98,447,235

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Global Allocation Portfolio (the “Portfolio”) seeks to maximize long-term total return.

HOW DID THE MARKET PERFORM?

U.S. investor sentiment remained positive through January 2020 and weathered a brief flare up in military tension between the U.S. and Iran.

While the S&P 500 reached six new closing highs in February — the last one on February 19 — the final weeks of the month were marked by a broad sell-off of assets and a sharp rise in financial market volatility in reaction to the spread of COVID-19 and the expected economic damage to follow. In early March 2020, the World Health Organization declared COVID-19 a pandemic and as businesses, schools and other institutions across the country began to close, U.S. weekly unemployment claims reached record highs. By the end of the first quarter of 2020, the S&P 500 had declined by 20%.

A U.S. government stimulus package, valued at 10% of U.S. gross domestic product, and the U.S. Federal Reserve’s decision to slash interest rates further and restart its quantitative easing asset purchasing program — along with a range of other stimulus programs — provided support for U.S. and global equity markets in the following months. As economies in Asia and Europe, as well as parts of the U.S., began to reopen in the second quarter of 2020, global prices both for equity and fixed income assets rose.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio’s Class 2 Shares outperformed the MSCI World Index (net of foreign withholding taxes) (the “Benchmark”) and underperformed the Global Allocation Composite Benchmark (the “Composite”), which consists of 60% MSCI World Index and 40% Bloomberg Barclays Global Aggregate Index, for the six months ended June 30, 2020.

Amid volatile markets for global equity during the reporting period, the Portfolio’s allocation to fixed income securities, particularly global developed markets government bonds, contributed to performance relative to the Benchmark, which is an all-equity index.

Relative to the Composite, the Portfolio’s allocations to shorter duration corporate and non-corporate credit detracted from performance as interest rates declined. Generally, bonds of shorter duration will experience a smaller increase in price as interest rates fall, compared with bonds of longer duration. The Portfolio’s allocations to global equity and investment grade corporate bonds contributed to relative performance when asset prices rebounded in May and June of 2020.

HOW WAS THE PORTFOLIO POSITIONED?

During the reporting period, the Portfolio was positioned to maximize total return while managing risk. Early in 2020, the portfolio managers sought to lower the risk profile of the Portfolio by reducing its overall government bond duration by one year and reducing allocations to both U.S. high yield bonds and overall equity. In the second half of March 2020, as the Fed took steps to support the corporate bond market, the portfolio managers added investment grade corporate bonds and increased the Portfolio’s allocation to U.S. high yield bonds. In the final months of the reporting period, the portfolio managers increased the Portfolio’s allocation to non-US equity.

2	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	JPMorgan High Yield Fund, Class R6 Shares	8.4%
2.	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	7.6
3.	U.S. Treasury Notes, 2.50%, 1/31/21	2.3
4.	Microsoft Corp.	1.1
5.	Amazon.com, Inc.	1.0
6.	Nestle SA (Registered) (Switzerland)	0.8
7.	Apple, Inc.	0.7
8.	ASML Holding NV (Netherlands)	0.6
9.	Alphabet, Inc., Class C	0.6
10.	UnitedHealth Group, Inc.	0.5

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	Legg Mason, Inc.	26.9%
2.	Coca-Cola Co. (The)	11.9
3.	Vornado Realty Trust, REIT	11.9
4.	Motorola Solutions, Inc.	9.3
5.	Molson Coors Beverage Co., Class B	7.6
6.	Sirius XM Holdings, Inc.	6.9
7.	Colgate-Palmolive Co.	5.4
8.	Acacia Communications, Inc.	5.4
9.	Mondelez International, Inc., Class A	5.3
10.	CME Group, Inc.	3.8

LONG POSITION PORTFOLIO COMPOSITION***
Common Stocks	43.2%
Investment Companies	16.0
Corporate Bonds	15.4
Foreign Government Securities	7.1
Collateralized Mortgage Obligations	3.7
Asset-Backed Securities	2.4
U.S. Treasury Obligation	2.3
Commercial Mortgage-Backed Securities	2.1
Others (each less than 1.0%)	0.4
Short-Term Investments	7.4

SHORT POSITION PORTFOLIO COMPOSITION****
Common Stocks	100.0%

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total long investments as of June 30, 2020. The Portfolio’s composition is subject to change.
****	Percentages indicated are based on total short investments as of June 30, 2020. The Portfolio’s composition is subject to change.

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Global Allocation Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS 1 SHARES	December 9, 2014	(3.76)%	1.72%	4.89%	4.78%
CLASS 2 SHARES	December 9, 2014	(3.84)	1.47	4.63	4.52

*	Not annualized.

LIFE OF PORTFOLIO PERFORMANCE (12/9/14 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Portfolio commenced operations on December 9, 2014.

The graph illustrates comparative performance for $10,000 invested in Class 2 Shares of the JPMorgan Insurance Trust Global Allocation Portfolio, the MSCI World Index (net of foreign withholding taxes), the Bloomberg Barclays Global Aggregate Index — Unhedged USD and the Global Allocation Composite Benchmark from December 9, 2014 to June 30, 2020. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the MSCI World Index (net of foreign withholding taxes), Bloomberg Barclays Global Aggregate Index — Unhedged USD, and Global Allocation Composite Benchmark do not reflect the deduction of expenses associated with a mutual fund and have been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The MSCI World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Bloomberg

Barclays Global Aggregate Index provides a broad-based measure of the global investment-grade fixed income markets. The Global Allocation Composite Benchmark is a composite benchmark comprised of unmanaged indices that includes the MSCI World Index (net of foreign withholding taxes) (60%) and the Bloomberg Barclays Global Aggregate Bond Index (40%). Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (Unaudited)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES	VALUE
Long Positions — 100.1%

Common Stocks — 43.2%

Australia — 1.0%

AGL Energy Ltd.	311	3,679

Ampol Ltd.	223	4,544

APA Group	853	6,596

Aristocrat Leisure Ltd.	201	3,599

Aurizon Holdings Ltd.	1,983	6,748

Australia & New Zealand Banking Group Ltd.	2,149	27,884

BHP Group Ltd.	1,927	47,978

BHP Group plc	10,945	223,968

Brambles Ltd.	927	7,029

Coca-Cola Amatil Ltd.	630	3,795

Cochlear Ltd.	55	7,221

Coles Group Ltd.	675	8,024

Commonwealth Bank of Australia	915	44,189

Computershare Ltd.	548	5,074

CSL Ltd.	271	53,899

Fortescue Metals Group Ltd.	483	4,696

Goodman Group, REIT	1,272	13,125

GPT Group (The), REIT	4,086	11,870

Insurance Australia Group Ltd.	1,020	4,094

Lendlease Group	345	2,982

Macquarie Group Ltd.	208	17,262

Mirvac Group, REIT	8,414	12,710

National Australia Bank Ltd.	1,320	16,728

Newcrest Mining Ltd.	416	9,224

Oil Search Ltd.	894	1,981

Orica Ltd.	329	3,805

Origin Energy Ltd.	943	3,837

QBE Insurance Group Ltd.	1,414	8,726

Ramsay Health Care Ltd.	103	4,757

REA Group Ltd.	67	5,049

Rio Tinto Ltd.	307	21,021

Rio Tinto plc	5,281	297,196

Santos Ltd.	820	3,048

Sonic Healthcare Ltd.	163	3,442

South32 Ltd.	3,731	5,282

Stockland, REIT	1,658	3,845

Suncorp Group Ltd.	1,338	8,598

Sydney Airport	986	3,891

Tabcorp Holdings Ltd.	1,537	3,625

Telstra Corp. Ltd.	986	2,140

TPG Telecom Ltd. *	554	3,403

Transurban Group	1,467	14,386

Treasury Wine Estates Ltd.	321	2,336

INVESTMENTS	SHARES	VALUE

Australia — continued

Tuas Ltd. *	277	129

Wesfarmers Ltd.	656	20,396

Westpac Banking Corp.	2,294	28,752

Woodside Petroleum Ltd.	446	6,740

Woolworths Group Ltd.	905	23,328

		1,026,631

Austria — 0.1%

Erste Group Bank AG	4,957	117,073

Belgium — 0.1%

Anheuser-Busch InBev SA/NV	287	14,148

KBC Group NV	2,005	115,190

		129,338

Canada — 0.6%

Alimentation Couche-Tard, Inc., Class B	4,147	130,037

Canadian National Railway Co.	1,598	141,379

Canadian Pacific Railway Ltd.	584	148,546

Canadian Pacific Railway Ltd.	140	35,747

Fairfax Financial Holdings Ltd.	126	38,914

Toronto-Dominion Bank (The)	2,794	124,697

		619,320

China — 1.0%

Alibaba Group Holding Ltd., ADR *	1,650	355,905

BOC Hong Kong Holdings Ltd.	4,000	12,808

Ping An Insurance Group Co. of China Ltd., Class H	21,500	214,333

Prosus NV *	415	38,578

Tencent Holdings Ltd.	4,700	301,166

Wilmar International Ltd.	1,800	5,324

Yangzijiang Shipbuilding Holdings Ltd.	1,200	808

		928,922

Denmark — 0.7%

Carlsberg A/S, Class B	1,085	143,880

Novo Nordisk A/S, Class B	6,541	426,131

Novozymes A/S, Class B	647	37,511

Orsted A/S (a)	827	95,437

		702,959

Finland — 0.2%

Elisa OYJ	349	21,237

Kone OYJ, Class B	1,807	124,628

UPM-Kymmene OYJ	1,630	47,212

		193,077

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES	VALUE
Long Positions — continued

Common Stocks — continued

France — 2.5%

Accor SA *	859	23,443

Air Liquide SA	413	59,714

Airbus SE *	1,875	134,351

Alstom SA	2,120	98,794

Arkema SA	344	33,067

AXA SA	2,487	52,334

BioMerieux	141	19,364

BNP Paribas SA *	1,509	60,291

Capgemini SE	1,283	148,060

Danone SA	394	27,349

Dassault Systemes SE	261	45,308

Eiffage SA *	180	16,500

EssilorLuxottica SA *	111	14,275

Kering SA	89	48,658

L’Oreal SA	150	48,412

LVMH Moet Hennessy Louis Vuitton SE	1,048	462,687

Orange SA	3,359	40,167

Peugeot SA *	980	16,071

Safran SA *	3,079	309,721

Sanofi	709	72,307

Schneider Electric SE	4,199	467,083

Thales SA (b)	490	39,658

TOTAL SA (b)	1,998	77,040

Vinci SA	1,602	148,543

Vivendi SA	294	7,597

		2,470,794

Germany — 2.2%

adidas AG *	651	171,637

Allianz SE (Registered)	2,083	425,645

BASF SE	420	23,591

Bayer AG (Registered)	709	52,553

Beiersdorf AG	161	18,308

Daimler AG (Registered)	987	40,155

Delivery Hero SE * (a)	1,574	161,756

Deutsche Boerse AG	1,032	186,768

Deutsche Post AG (Registered)	1,797	65,986

Deutsche Telekom AG (Registered)	4,377	73,443

Infineon Technologies AG	2,422	56,753

Merck KGaA	338	39,359

MTU Aero Engines AG	48	8,357

Muenchener Rueckversicherungs- Gesellschaft AG (Registered)	187	48,694

RWE AG	882	30,876

INVESTMENTS	SHARES	VALUE

Germany — continued

SAP SE	2,448	342,205

Siemens AG (Registered)	793	93,524

Volkswagen AG (Preference)	1,212	184,224

Vonovia SE	2,484	151,830

		2,175,664

Hong Kong — 0.5%

AIA Group Ltd.	34,400	321,902

ASM Pacific Technology Ltd.	200	2,114

CK Asset Holdings Ltd.	1,552	9,307

CK Infrastructure Holdings Ltd.	1,000	5,169

CLP Holdings Ltd.	1,000	9,821

Hang Seng Bank Ltd.	500	8,421

Henderson Land Development Co. Ltd.	1,000	3,814

HKT Trust & HKT Ltd.	2,000	2,935

Hong Kong & China Gas Co. Ltd.	5,250	8,159

Hong Kong Exchanges & Clearing Ltd.	1,100	46,851

Hongkong Land Holdings Ltd.	800	3,328

Jardine Matheson Holdings Ltd.	100	4,181

Kerry Properties Ltd.	1,000	2,598

Link, REIT	1,000	8,210

MTR Corp. Ltd.	500	2,600

New World Development Co. Ltd.	500	2,374

NWS Holdings Ltd.	1,000	870

Power Assets Holdings Ltd.	1,000	5,464

Sino Land Co. Ltd.	4,000	5,061

Sun Hung Kai Properties Ltd.	1,000	12,775

Swire Pacific Ltd., Class A	500	2,657

Techtronic Industries Co. Ltd.	500	4,947

WH Group Ltd. (a)	3,000	2,593

Wharf Real Estate Investment Co. Ltd. (b)	1,000	4,801

Wheelock & Co. Ltd. ‡	1,000	8,395

		489,347

India — 0.3%

HDFC Bank Ltd., ADR	5,336	242,575

Indonesia — 0.1%

Bank Central Asia Tbk. PT	61,400	122,849

Ireland — 0.1%

CRH plc	1,253	43,128

Kerry Group plc, Class A	228	28,324

Kerry Group plc, Class A	50	6,184

Kingspan Group plc	437	28,211

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

INVESTMENTS	SHARES	VALUE
Long Positions — continued

Common Stocks — continued

Ireland — continued

Kingspan Group plc	96	6,130

Ryanair Holdings plc, ADR *	316	20,963

		132,940

Italy — 0.3%

Davide Campari-Milano SpA (b)	1,658	14,022

Enel SpA	13,165	113,857

FinecoBank Banca Fineco SpA *	2,931	39,668

Snam SpA	7,229	35,242

UniCredit SpA *	4,192	38,689

		241,478

Japan — 3.2%

Advantest Corp.	100	5,707

Aeon Co. Ltd.	200	4,653

Alfresa Holdings Corp.	100	2,096

Amada Co. Ltd.	800	6,550

Asahi Group Holdings Ltd.	500	17,561

Asahi Intecc Co. Ltd.	100	2,854

Asahi Kasei Corp.	2,200	18,009

Astellas Pharma, Inc.	1,300	21,709

Bandai Namco Holdings, Inc.	100	5,264

Bridgestone Corp.	200	6,455

Canon, Inc.	500	9,974

Casio Computer Co. Ltd.	300	5,234

Central Japan Railway Co.	200	30,932

Chubu Electric Power Co., Inc.	700	8,779

Chugai Pharmaceutical Co. Ltd.	300	16,062

CyberAgent, Inc.	100	4,915

Dai Nippon Printing Co. Ltd.	100	2,299

Daicel Corp.	600	4,650

Dai-ichi Life Holdings, Inc.	600	7,182

Daiichi Sankyo Co. Ltd.	500	40,896

Daikin Industries Ltd.	200	32,360

Daiwa House Industry Co. Ltd.	700	16,530

Daiwa House REIT Investment Corp., REIT	1	2,353

Denso Corp.	600	23,530

Dentsu Group, Inc.	300	7,116

East Japan Railway Co.	200	13,859

Eisai Co. Ltd.	200	15,890

Electric Power Development Co. Ltd.	500	9,478

ENEOS Holdings, Inc.	4,400	15,684

FANUC Corp.	100	17,927

Fast Retailing Co. Ltd.	100	57,477

INVESTMENTS	SHARES	VALUE

Japan — continued

FUJIFILM Holdings Corp.	400	17,121

Fujitsu Ltd.	200	23,417

Fukuoka Financial Group, Inc.	500	7,905

GLP J-REIT, REIT	2	2,890

Hankyu Hanshin Holdings, Inc.	200	6,756

Hitachi Ltd.	1,100	34,963

Honda Motor Co. Ltd.	1,500	38,391

Hoya Corp.	400	38,304

Inpex Corp.	200	1,249

Isuzu Motors Ltd.	1,000	9,087

ITOCHU Corp.	1,500	32,457

Japan Airlines Co. Ltd.	400	7,218

Japan Exchange Group, Inc.	300	6,948

Japan Post Holdings Co. Ltd.	300	2,141

Japan Prime Realty Investment Corp., REIT	1	2,934

Japan Real Estate Investment Corp., REIT	1	5,132

Japan Retail Fund Investment Corp., REIT	2	2,502

Japan Tobacco, Inc.	900	16,715

JTEKT Corp.	200	1,562

Kajima Corp.	1,200	14,348

Kansai Paint Co. Ltd.	100	2,113

Kao Corp.	500	39,679

KDDI Corp.	1,500	44,756

Keikyu Corp.	100	1,530

Keyence Corp.	400	167,625

Kikkoman Corp.	200	9,660

Kintetsu Group Holdings Co. Ltd.	100	4,487

Kirin Holdings Co. Ltd.	900	18,972

Komatsu Ltd.	900	18,432

Konami Holdings Corp.	300	10,011

Kubota Corp.	1,500	22,438

Kuraray Co. Ltd.	700	7,325

Kurita Water Industries Ltd.	100	2,782

Kyocera Corp.	300	16,375

Kyowa Kirin Co. Ltd.	600	15,795

M3, Inc.	400	16,992

Marui Group Co. Ltd.	500	9,045

MINEBEA MITSUMI, Inc.	500	9,114

MISUMI Group, Inc.	100	2,511

Mitsubishi Corp.	1,500	31,698

Mitsubishi Electric Corp.	1,300	16,980

Mitsubishi Estate Co. Ltd.	1,300	19,372

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES	VALUE
Long Positions — continued

Common Stocks — continued

Japan — continued

Mitsubishi Heavy Industries Ltd.	100	2,361

Mitsubishi UFJ Financial Group, Inc.	11,600	45,652

Mitsui & Co. Ltd.	1,000	14,817

Mitsui Chemicals, Inc.	600	12,550

Mitsui Fudosan Co. Ltd.	1,100	19,541

Mizuho Financial Group, Inc.	11,300	13,899

MS&AD Insurance Group Holdings, Inc.	100	2,754

Murata Manufacturing Co. Ltd.	600	35,369

Nabtesco Corp.	400	12,379

Nexon Co. Ltd.	300	6,767

NGK Spark Plug Co. Ltd.	400	5,749

NH Foods Ltd.	200	8,048

Nidec Corp.	500	33,684

Nihon M&A Center, Inc.	100	4,548

Nintendo Co. Ltd.	100	44,707

Nippon Building Fund, Inc., REIT	1	5,695

Nippon Express Co. Ltd.	200	10,371

Nippon Prologis REIT, Inc., REIT	2	6,077

Nippon Steel Corp.	1,000	9,449

Nippon Telegraph & Telephone Corp.	4,700	109,507

Nippon Yusen KK	300	4,246

Nissan Motor Co. Ltd.	1,500	5,563

Nissin Foods Holdings Co. Ltd.	100	8,860

Nitori Holdings Co. Ltd.	100	19,607

Nomura Holdings, Inc.	1,000	4,494

Nomura Real Estate Master Fund, Inc., REIT	2	2,395

Nomura Research Institute Ltd.	700	19,119

NTT DOCOMO, Inc.	800	21,238

Olympus Corp.	1,200	23,103

Omron Corp.	100	6,698

Ono Pharmaceutical Co. Ltd.	600	17,512

Oriental Land Co. Ltd.	100	13,215

ORIX Corp.	1,600	19,868

Orix JREIT, Inc., REIT	1	1,318

Otsuka Corp.	300	15,845

Otsuka Holdings Co. Ltd.	500	21,791

Pan Pacific International Holdings Corp.	400	8,807

Panasonic Corp.	900	7,892

Rakuten, Inc.	300	2,650

Recruit Holdings Co. Ltd.	1,100	37,829

Resona Holdings, Inc.	3,400	11,634

Rinnai Corp.	100	8,374

Rohm Co. Ltd.	200	13,298

INVESTMENTS	SHARES	VALUE

Japan — continued

Ryohin Keikaku Co. Ltd.	500	7,112

Santen Pharmaceutical Co. Ltd.	200	3,682

SBI Holdings, Inc.	400	8,680

SCSK Corp.	100	4,892

Secom Co. Ltd.	100	8,774

Sega Sammy Holdings, Inc.	400	4,795

Seibu Holdings, Inc.	700	7,625

Sekisui House Ltd.	200	3,818

Seven & i Holdings Co. Ltd.	500	16,357

Shimadzu Corp.	400	10,679

Shin-Etsu Chemical Co. Ltd.	300	35,208

Shionogi & Co. Ltd.	100	6,273

Shiseido Co. Ltd.	400	25,488

SMC Corp.	400	205,568

Softbank Corp.	800	10,197

SoftBank Group Corp.	1,200	60,513

Sompo Holdings, Inc.	200	6,885

Sony Corp.	3,400	234,703

Square Enix Holdings Co. Ltd.	200	10,133

Stanley Electric Co. Ltd.	100	2,421

Subaru Corp.	200	4,188

Sumitomo Electric Industries Ltd.	800	9,229

Sumitomo Metal Mining Co. Ltd.	200	5,634

Sumitomo Mitsui Financial Group, Inc.	1,400	39,511

Sumitomo Mitsui Trust Holdings, Inc.	300	8,454

Sumitomo Realty & Development Co. Ltd.	400	11,041

Sundrug Co. Ltd.	200	6,619

Suntory Beverage & Food Ltd.	100	3,902

Suzuken Co. Ltd.	100	3,736

Suzuki Motor Corp.	400	13,658

Sysmex Corp.	100	7,676

T&D Holdings, Inc.	1,300	11,166

Taiheiyo Cement Corp.	400	9,294

Taisei Corp.	300	10,934

Takeda Pharmaceutical Co. Ltd.	1,200	43,114

Terumo Corp.	600	22,838

Tohoku Electric Power Co., Inc.	400	3,800

Tokio Marine Holdings, Inc.	800	35,018

Tokyo Electric Power Co. Holdings, Inc. *	400	1,230

Tokyo Electron Ltd.	200	49,349

Tokyo Gas Co. Ltd.	600	14,367

Tokyu Corp.	1,000	14,078

Toppan Printing Co. Ltd.	200	3,344

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

INVESTMENTS	SHARES	VALUE
Long Positions — continued

Common Stocks — continued

Japan — continued

Toray Industries, Inc.	400	1,888

Toshiba Corp.	300	9,624

Toyota Motor Corp.	2,700	169,787

Toyota Tsusho Corp.	100	2,550

Unicharm Corp.	200	8,203

United Urban Investment Corp., REIT	2	2,154

Yamaha Corp.	100	4,717

Yamato Holdings Co. Ltd.	300	6,512

Yaskawa Electric Corp.	100	3,476

Z Holdings Corp.	2,300	11,288

		3,119,179

Macau — 0.0% (c)

Galaxy Entertainment Group Ltd.	2,000	13,719

Sands China Ltd.	2,000	7,878

Wynn Macau Ltd.	800	1,388

		22,985

Netherlands — 1.4%

Akzo Nobel NV	1,610	144,643

ASML Holding NV	1,650	603,592

Heineken NV	438	40,381

ING Groep NV	6,884	47,988

Koninklijke Ahold Delhaize NV (b)	1,846	50,311

Koninklijke KPN NV	10,673	28,389

Koninklijke Philips NV *	631	29,435

NN Group NV	1,001	33,641

NXP Semiconductors NV	1,804	205,728

Randstad NV *	459	20,524

Royal Dutch Shell plc, Class A	3,802	60,875

Royal Dutch Shell plc, Class B	2,475	37,522

Wolters Kluwer NV	511	39,912

		1,342,941

New Zealand — 0.0% (c)

Auckland International Airport Ltd.	928	3,947

Ryman Healthcare Ltd.	382	3,241

Spark New Zealand Ltd.	1,689	4,997

		12,185

Norway — 0.0% (c)

Telenor ASA	2,146	31,333

Peru — 0.1%

Credicorp Ltd.	448	59,884

Portugal — 0.0% (c)

Galp Energia SGPS SA	493	5,719

INVESTMENTS	SHARES	VALUE

Singapore — 0.1%

Ascendas, REIT	1,500	3,442

CapitaLand Ltd. *	2,600	5,493

CapitaLand Mall Trust, REIT	1,300	1,844

DBS Group Holdings Ltd.	1,600	24,075

Genting Singapore Ltd.	2,600	1,430

Keppel Corp. Ltd.	1,400	6,030

Oversea-Chinese Banking Corp. Ltd.	3,300	21,509

Singapore Airlines Ltd.	400	1,080

Singapore Telecommunications Ltd.	7,600	13,520

United Overseas Bank Ltd.	300	4,383

		82,806

South Korea — 0.3%

Samsung Electronics Co. Ltd.	6,952	307,749

Spain — 0.5%

Banco Santander SA	12,703	31,077

Endesa SA	784	19,448

Iberdrola SA	25,674	299,736

Industria de Diseno Textil SA	3,234	85,809

Naturgy Energy Group SA	798	14,898

		450,968

Sweden — 0.6%

Alfa Laval AB *	1,193	26,318

Atlas Copco AB, Class A	3,151	134,187

Boliden AB	956	21,927

Essity AB, Class B *	431	13,974

Lundin Energy AB (b)	515	12,569

Sandvik AB *	1,948	36,673

SKF AB, Class B	7,273	135,958

Svenska Handelsbanken AB, Class A *	17,032	161,724

Volvo AB, Class B *	2,235	35,167

		578,497

Switzerland — 2.1%

ABB Ltd. (Registered)	922	20,914

Adecco Group AG (Registered)	253	11,925

Credit Suisse Group AG (Registered)	3,458	35,980

Givaudan SA (Registered)	2	7,476

LafargeHolcim Ltd. (Registered) *	4,587	202,085

Lonza Group AG (Registered)	141	74,687

Nestle SA (Registered)	7,224	800,930

Novartis AG (Registered)	2,083	181,473

Roche Holding AG	1,247	432,023

SGS SA (Registered)	49	120,033

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	9

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES	VALUE
Long Positions — continued

Common Stocks — continued

Switzerland — continued

Swiss Re AG	238	18,453

UBS Group AG (Registered)	2,783	32,141

Zurich Insurance Group AG	388	137,480

		2,075,600

Taiwan — 0.4%

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	7,044	399,888

United Kingdom — 3.1%

3i Group plc	3,494	35,978

AstraZeneca plc	994	103,450

Barclays plc	24,053	33,934

Beazley plc	5,665	28,720

BP plc	50,423	193,173

British American Tobacco plc	2,265	86,869

Burberry Group plc	6,098	120,497

CK Hutchison Holdings Ltd.	2,552	16,526

Compass Group plc	1,399	19,248

DCC plc	108	9,012

Diageo plc	8,159	271,183

GlaxoSmithKline plc	12,607	254,657

HSBC Holdings plc	9,751	45,319

InterContinental Hotels Group plc	2,773	122,414

Intertek Group plc	452	30,443

ITV plc	9,094	8,405

Legal & General Group plc	49,582	135,173

Linde plc	491	104,146

Linde plc	797	168,800

Lloyds Banking Group plc	94,073	36,290

London Stock Exchange Group plc	1,569	163,168

M&G plc	10,554	21,915

Next plc	137	8,295

Persimmon plc	5,156	145,923

Prudential plc	3,064	46,169

Reckitt Benckiser Group plc	749	68,907

RELX plc	2,501	57,888

RELX plc	4,871	112,735

Severn Trent plc	458	14,016

Smith & Nephew plc	6,911	128,777

Standard Chartered plc	6,714	36,395

Taylor Wimpey plc	66,619	117,583

Tesco plc	12,682	35,670

Unilever NV	4,032	214,977

Unilever plc	1,298	70,015

Vodafone Group plc	4,970	7,901

		3,074,571

INVESTMENTS	SHARES	VALUE

United States — 21.7%

AbbVie, Inc.	2,732	268,228

Advanced Micro Devices, Inc. *	1,339	70,445

AdvanSix, Inc. *	234	2,747

Air Products and Chemicals, Inc.	153	36,943

Alexion Pharmaceuticals, Inc. *	805	90,353

Alleghany Corp.	62	30,327

Alnylam Pharmaceuticals, Inc. *	189	27,993

Alphabet, Inc., Class A *	25	35,451

Alphabet, Inc., Class C * (d)	398	562,617

Altice USA, Inc., Class A *	233	5,252

Altria Group, Inc.	1,086	42,625

Amazon.com, Inc. * (d)	340	937,999

American Electric Power Co., Inc.	1,182	94,134

American Express Co.	1,504	143,181

American Homes 4 Rent, Class A, REIT	1,701	45,757

American International Group, Inc.	1,085	33,830

AmerisourceBergen Corp.	519	52,300

AMETEK, Inc.	399	35,659

Amgen, Inc.	592	139,629

Amphenol Corp., Class A	318	30,468

Analog Devices, Inc.	623	76,405

Apple, Inc. (d)	1,974	720,115

Arista Networks, Inc. *	120	25,204

Arrow Electronics, Inc. *	522	35,856

Automatic Data Processing, Inc.	538	80,103

AutoZone, Inc. *	72	81,225

AvalonBay Communities, Inc., REIT	25	3,866

Ball Corp.	1,330	92,422

Bank of America Corp.	10,184	241,870

Berkshire Hathaway, Inc., Class B *	814	145,307

Best Buy Co., Inc.	1,757	153,333

Beyond Meat, Inc. * (b)	412	55,200

BlackRock, Inc.	386	210,019

Blackstone Group, Inc. (The), Class A	397	22,494

Booking Holdings, Inc. *	121	192,673

Booz Allen Hamilton Holding Corp.	589	45,818

Boston Properties, Inc., REIT	199	17,986

Boston Scientific Corp. *	5,019	176,217

Bristol-Myers Squibb Co.	5,437	319,696

Brixmor Property Group, Inc., REIT	2,859	36,652

Cabot Oil & Gas Corp.	1,459	25,066

Cadence Design Systems, Inc. *	358	34,354

Capital One Financial Corp.	1,662	104,025

Carlisle Cos., Inc. (d)	290	34,704

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

INVESTMENTS	SHARES	VALUE
Long Positions — continued

Common Stocks — continued

United States — continued

CarMax, Inc. * (b)	437	39,133

Catalent, Inc. *	645	47,278

CBRE Group, Inc., Class A *	1,213	54,852

Ceridian HCM Holding, Inc. *	400	31,708

Charles Schwab Corp. (The)	3,400	114,716

Charter Communications, Inc., Class A *	461	235,128

Chevron Corp.	3,047	271,884

Chubb Ltd.	1,214	153,717

Cigna Corp.	1,541	289,169

Cisco Systems, Inc.	1,220	56,901

Citigroup, Inc.	5,589	285,598

Citizens Financial Group, Inc.	2,541	64,135

CNA Financial Corp.	252	8,102

Coca-Cola Co. (The)	4,109	183,590

Columbia Sportswear Co. (b)	497	40,048

Comcast Corp., Class A	3,674	143,212

CommScope Holding Co., Inc. *	3,757	31,296

ConocoPhillips	1,883	79,124

Constellation Brands, Inc., Class A	531	92,898

Copart, Inc. *	396	32,975

Coty, Inc., Class A	3,758	16,798

Crowdstrike Holdings, Inc., Class A *	392	39,314

DexCom, Inc. *	127	51,486

Diamondback Energy, Inc.	575	24,046

Discovery, Inc., Class A * (b)	3,365	71,001

Discovery, Inc., Class C *	1,716	33,050

DISH Network Corp., Class A *	1,462	50,454

Dover Corp.	832	80,338

Duke Energy Corp.	538	42,981

East West Bancorp, Inc.	443	16,054

EastGroup Properties, Inc., REIT	217	25,738

Eastman Chemical Co.	843	58,706

Edison International	646	35,084

Eli Lilly and Co.	698	114,598

Energizer Holdings, Inc. (b)	1,311	62,259

Enphase Energy, Inc. *	932	44,335

Entegris, Inc.	633	37,379

Entergy Corp.	374	35,085

EQT Corp.	2,234	26,585

Equitrans Midstream Corp.	4,022	33,423

Exact Sciences Corp. *	430	37,384

Exelixis, Inc. *	1,566	37,177

Facebook, Inc., Class A *	342	77,658

Federal Realty Investment Trust, REIT	373	31,783

INVESTMENTS	SHARES	VALUE

United States — continued

Ferguson plc	1,671	136,632

Fidelity National Information Services, Inc.	269	36,070

Fifth Third Bancorp	1,596	30,771

First Republic Bank	679	71,967

Fiserv, Inc. *	1,196	116,753

Fortune Brands Home & Security, Inc.	588	37,591

FTI Consulting, Inc. *	413	47,309

Garmin Ltd. (b)	694	67,665

Generac Holdings, Inc. *	474	57,795

General Dynamics Corp.	278	41,550

Global Payments, Inc.	414	70,223

Graphic Packaging Holding Co.	3,502	48,993

Hartford Financial Services Group, Inc. (The)	1,207	46,530

HCA Healthcare, Inc.	250	24,265

Home Depot, Inc. (The)	681	170,597

Honeywell International, Inc.	1,386	200,402

IHS Markit Ltd.	430	32,465

Illinois Tool Works, Inc.	258	45,111

Illumina, Inc. *	110	40,738

Ingersoll Rand, Inc. * (b)	719	20,218

Intercept Pharmaceuticals, Inc. *	165	7,905

Intercontinental Exchange, Inc.	1,033	94,623

Intuit, Inc.	181	53,610

Intuitive Surgical, Inc. *	85	48,436

Invesco Ltd.	1,526	16,420

ITT, Inc.	561	32,953

James Hardie Industries plc, CHDI	359	6,917

Jazz Pharmaceuticals plc *	250	27,585

Johnson & Johnson	892	125,442

Keurig Dr Pepper, Inc.	1,188	33,739

KeyCorp	4,698	57,222

Keysight Technologies, Inc. *	364	36,684

Kimco Realty Corp., REIT	2,098	26,938

Kinder Morgan, Inc.	3,658	55,492

Kohl’s Corp.	1,318	27,375

Lam Research Corp.	172	55,635

Las Vegas Sands Corp.	1,312	59,748

Liberty Media Corp.-Liberty SiriusXM, Class A *	100	3,452

Liberty Media Corp.-Liberty SiriusXM, Class C *	500	17,225

Loews Corp. (d)	3,782	129,685

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	11

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES	VALUE
Long Positions — continued

Common Stocks — continued

United States — continued

Lowe’s Cos., Inc.	1,399	189,033

Lululemon Athletica, Inc. *	92	28,705

Lyft, Inc., Class A * (b)	2,635	86,981

M&T Bank Corp.	724	75,274

Marathon Petroleum Corp. (b)	1,304	48,744

Marsh & McLennan Cos., Inc.	465	49,927

Martin Marietta Materials, Inc.	386	79,736

Mastercard, Inc., Class A (d)	1,076	318,173

McKesson Corp.	546	83,767

Medallia, Inc. *	561	14,160

Medtronic plc	666	61,072

Merck & Co., Inc.	839	64,880

Mettler-Toledo International, Inc. *	41	33,028

Microchip Technology, Inc. (b)	263	27,697

Microsoft Corp. (d)	5,311	1,080,842

Mid-America Apartment Communities, Inc., REIT	512	58,711

Middleby Corp. (The) *	437	34,497

MongoDB, Inc. * (b)	152	34,404

Morgan Stanley	6,815	329,164

Murphy USA, Inc. *	340	38,281

Nasdaq, Inc.	328	39,186

National Vision Holdings, Inc. *	591	18,037

Netflix, Inc. *	505	229,795

New York Times Co. (The), Class A (b)	823	34,591

Newell Brands, Inc.	2,393	38,001

Nexstar Media Group, Inc., Class A	600	50,214

NextEra Energy, Inc.	1,071	257,222

Nordson Corp.	210	39,839

Nordstrom, Inc. (b)	1,496	23,173

Norfolk Southern Corp.	1,114	195,585

Northern Trust Corp.	570	45,224

NVIDIA Corp.	519	197,173

Old Dominion Freight Line, Inc.	267	45,281

O’Reilly Automotive, Inc. *	607	255,954

Otis Worldwide Corp.	345	19,617

Outfront Media, Inc., REIT	1,437	20,362

Packaging Corp. of America	585	58,383

PayPal Holdings, Inc. *	1,389	242,005

PBF Energy, Inc., Class A (b)	369	3,779

Pfizer, Inc.	2,877	94,078

Philip Morris International, Inc.	675	47,290

Phillips 66	738	53,062

Pioneer Natural Resources Co.	816	79,723

INVESTMENTS	SHARES	VALUE

United States — continued

PNC Financial Services Group, Inc. (The)	1,251	131,618

Polaris, Inc.	47	4,350

Post Holdings, Inc. *	668	58,530

Procter & Gamble Co. (The)	1,373	164,170

Progressive Corp. (The)	667	53,433

Prologis, Inc., REIT	2,050	191,326

Public Storage, REIT	352	67,545

QUALCOMM, Inc.	1,185	108,084

Ralph Lauren Corp.	360	26,107

Rayonier, Inc., REIT	1,924	47,696

Raytheon Technologies Corp.	1,059	65,256

Regeneron Pharmaceuticals, Inc. *	212	132,214

RingCentral, Inc., Class A *	356	101,464

Ross Stores, Inc.	477	40,659

Royalty Pharma plc, Class A *	800	38,840

S&P Global, Inc.	150	49,422

salesforce.com, Inc. *	890	166,724

ServiceNow, Inc. *	127	51,443

Sherwin-Williams Co. (The)	125	72,231

Southwest Airlines Co.	1,038	35,479

Splunk, Inc. *	278	55,239

Spotify Technology SA *	172	44,409

Stanley Black & Decker, Inc.	1,220	170,044

Synopsys, Inc. *	244	47,580

Sysco Corp.	283	15,469

T. Rowe Price Group, Inc.	692	85,462

Take-Two Interactive Software, Inc. *	261	36,428

Teladoc Health, Inc. *	272	51,908

Tesla, Inc. *	306	330,422

Texas Instruments, Inc. (d)	1,710	217,119

Thermo Fisher Scientific, Inc.	649	235,159

Thor Industries, Inc. (b)	361	38,457

T-Mobile US, Inc. *	485	50,513

Tractor Supply Co.	647	85,268

Trade Desk, Inc. (The), Class A * (b)	154	62,601

Trane Technologies plc	1,590	141,478

Travelers Cos., Inc. (The)	964	109,944

Truist Financial Corp.	2,251	84,525

Uber Technologies, Inc. *	576	17,902

Ulta Beauty, Inc. *	100	20,342

Union Pacific Corp.	674	113,953

UnitedHealth Group, Inc. (d)	1,781	525,306

US Bancorp	1,687	62,115

Verizon Communications, Inc.	2,246	123,822

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

INVESTMENTS	SHARES	VALUE
Long Positions — continued

Common Stocks — continued

United States — continued

Vertex Pharmaceuticals, Inc. *	331	96,093

ViacomCBS, Inc. (b)	1,574	36,706

Visa, Inc., Class A	117	22,601

Walgreens Boots Alliance, Inc.	1,452	61,550

Waste Connections, Inc.	506	47,458

Wells Fargo & Co.	4,319	110,566

Westrock Co.	1,397	39,479

Weyerhaeuser Co., REIT (b)	1,705	38,294

Williams Cos., Inc. (The)	3,597	68,415

Xcel Energy, Inc. (b)	3,545	221,562

Zebra Technologies Corp., Class A *	196	50,166

Zillow Group, Inc., Class C * (b)	297	17,110

Zimmer Biomet Holdings, Inc.	1,237	147,648

Zscaler, Inc. *	416	45,552

		21,375,365

Total Common Stocks (Cost $35,498,641)		42,532,637

Investment Companies — 16.0%

JPMorgan Emerging Markets Equity Fund Class R6 Shares (e)	235,278	7,463,008

JPMorgan High Yield Fund Class R6 Shares (e)	1,256,505	8,305,497

Total Investment Companies (Cost $14,323,339)		15,768,505

	PRINCIPAL AMOUNT
Corporate Bonds — 15.4%

Australia — 0.1%

Glencore Funding LLC 4.00%, 3/27/2027 (f)	20,000	21,432

Newcrest Finance Pty. Ltd. 3.25%, 5/13/2030 (f)	20,000	21,354

Scentre Group Trust 1 REIT, 3.25%, 10/28/2025 (f)	20,000	20,554

Westpac Banking Corp. 2.65%, 1/16/2030	40,000	43,879

		107,219

Belgium — 0.2%

Anheuser-Busch InBev Worldwide, Inc.

4.38%, 4/15/2038	45,000	51,680

4.60%, 4/15/2048	25,000	29,185

4.44%, 10/6/2048	15,000	17,274

4.50%, 6/1/2050	70,000	83,467

		181,606

INVESTMENTS	PRINCIPAL AMOUNT		VALUE

Canada — 0.6%

Alimentation Couche-Tard, Inc. 2.95%, 1/25/2030 (f)		15,000	15,549

Bank of Montreal 1.85%, 5/1/2025		90,000	93,177

Bank of Nova Scotia (The) 0.80%, 6/15/2023		49,000	48,965

Bell Canada, Inc. 4.30%, 7/29/2049		10,000	12,264

Canadian Imperial Bank of Commerce (ICE LIBOR USD 3 Month + 0.79%), 2.61%, 7/22/2023 (g)		145,000	149,877

Emera US Finance LP

3.55%, 6/15/2026		20,000	22,444

4.75%, 6/15/2046		20,000	23,705

Enbridge, Inc. 3.13%, 11/15/2029 (b)		70,000	73,354

Rogers Communications, Inc. (ICE LIBOR USD 3 Month + 0.60%), 0.91%, 3/22/2022 (g)		21,000	21,098

3.70%, 11/15/2049		10,000	11,004

Suncor Energy, Inc.

3.60%, 12/1/2024		10,000	10,796

3.10%, 5/15/2025		30,000	32,042

Toronto-Dominion Bank (The) 0.75%, 6/12/2023		32,000	32,186

TransCanada PipeLines Ltd.

4.25%, 5/15/2028		30,000	34,510

4.10%, 4/15/2030		30,000	34,157

			615,128

China — 0.2%

China Development Bank 0.88%, 1/24/2024 (a)	EUR	200,000	227,649

France — 0.5%

Dexia Credit Local SA

0.75%, 1/25/2023 (a)	EUR	100,000	115,264

1.63%, 12/8/2023 (a)	GBP	100,000	128,975

Societe Generale SA 3.88%, 3/28/2024 (f)		200,000	213,686

Total Capital International SA

2.83%, 1/10/2030		40,000	43,496

2.99%, 6/29/2041		10,000	10,192

3.46%, 7/12/2049		10,000	10,795

3.13%, 5/29/2050		10,000	10,207

			532,615

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	13

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT		VALUE
Long Positions — continued

Corporate Bonds — continued

Germany — 0.4%

Daimler Finance North America LLC

(ICE LIBOR USD 3 Month + 0.45%), 0.81%, 2/22/2021 (f) (g)		150,000	149,377

3.35%, 2/22/2023 (f)		150,000	157,084

Kreditanstalt fuer Wiederaufbau 0.00%, 12/15/2022	EUR	80,000	91,090

			397,551

Ireland — 0.0% (c)

Avolon Holdings Funding Ltd.

2.88%, 2/15/2025 (f)		40,000	33,566

Japan — 0.3%

Mitsubishi UFJ Financial Group, Inc. 3.54%, 7/26/2021		40,000	41,274

Sumitomo Mitsui Financial Group, Inc. 2.70%, 7/16/2024		200,000	211,874

			253,148

Netherlands — 0.3%

BNG Bank NV

4.75%, 3/6/2023 (a)	AUD	15,000	11,476

1.90%, 11/26/2025 (a)	AUD	90,000	65,241

Shell International Finance BV

2.38%, 4/6/2025		90,000	95,536

2.75%, 4/6/2030		75,000	81,296

			253,549

Singapore — 0.2%

Temasek Financial I Ltd. 0.50%, 3/1/2022 (a)	EUR	150,000	169,317

South Korea — 0.2%

Korea Development Bank (The)

1.75%, 12/15/2022 (a)	GBP	100,000	126,698

0.63%, 7/17/2023 (a)	EUR	100,000	113,403

			240,101

Spain — 0.2%

Banco Santander SA 2.71%, 6/27/2024		200,000	210,213

Switzerland — 0.3%

Credit Suisse Group AG (ICE LIBOR USD 3 Month + 1.24%), 4.21%, 6/12/2024 (f) (g)		250,000	268,716

Glencore Finance Canada Ltd. 5.55%, 10/25/2042 (f) (h)		10,000	10,979

Novartis Capital Corp. 2.75%, 8/14/2050		20,000	21,120

			300,815

INVESTMENTS	PRINCIPAL AMOUNT	VALUE

United Kingdom — 0.9%

BAT Capital Corp.

3.22%, 9/6/2026	20,000	21,469

3.56%, 8/15/2027	35,000	37,870

3.46%, 9/6/2029	15,000	15,956

4.91%, 4/2/2030	15,000	17,614

4.39%, 8/15/2037	35,000	38,178

4.54%, 8/15/2047	15,000	16,328

HSBC Holdings plc (ICE LIBOR USD 3 Month + 1.14%), 2.63%, 11/7/2025 (g)	200,000	207,392

Royal Bank of Scotland Group plc (ICE LIBOR USD 3 Month + 1.48%), 3.50%, 5/15/2023 (g)	200,000	207,648

Standard Chartered plc (ICE LIBOR USD 3 Month + 1.15%), 4.25%, 1/20/2023 (f) (g)	200,000	207,620

Vodafone Group plc

4.13%, 5/30/2025	20,000	22,710

5.00%, 5/30/2038	5,000	6,282

4.25%, 9/17/2050	65,000	76,153

		875,220

United States — 11.0%

Abbott Laboratories

1.40%, 6/30/2030	10,000	9,897

4.90%, 11/30/2046	20,000	28,711

AbbVie, Inc.

3.20%, 11/21/2029 (f)	135,000	150,133

4.50%, 5/14/2035	10,000	12,333

4.05%, 11/21/2039 (f)	15,000	17,397

4.45%, 5/14/2046	15,000	18,207

4.25%, 11/21/2049 (f)	25,000	29,968

AEP Transmission Co. LLC Series M, 3.65%, 4/1/2050	15,000	17,312

AES Corp. (The) 3.30%, 7/15/2025 (f)	30,000	30,894

Aetna, Inc.

4.13%, 11/15/2042	10,000	11,242

3.88%, 8/15/2047	15,000	16,915

Aflac, Inc.

3.60%, 4/1/2030	25,000	29,184

4.00%, 10/15/2046	5,000	5,757

Air Lease Corp.

3.25%, 3/1/2025	70,000	69,947

3.38%, 7/1/2025	10,000	9,998

Air Products and Chemicals, Inc.

2.80%, 5/15/2050	10,000	10,598

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

INVESTMENTS	PRINCIPAL AMOUNT	VALUE
Long Positions — continued

Corporate Bonds — continued

United States — continued

Alexandria Real Estate Equities, Inc. REIT, 4.90%, 12/15/2030	25,000	31,130

Altria Group, Inc.

4.80%, 2/14/2029	55,000	64,113

3.88%, 9/16/2046	35,000	34,892

Amazon.com, Inc.

3.88%, 8/22/2037	30,000	37,135

2.50%, 6/3/2050	11,000	11,125

2.70%, 6/3/2060	30,000	30,452

Ameren Corp.

3.50%, 1/15/2031	5,000	5,589

American International Group, Inc.

3.40%, 6/30/2030	10,000	10,832

3.88%, 1/15/2035	20,000	22,917

American Tower Corp.

REIT, 3.38%, 10/15/2026	20,000	22,244

REIT, 2.75%, 1/15/2027	70,000	75,165

REIT, 3.95%, 3/15/2029	40,000	45,519

REIT, 2.10%, 6/15/2030	10,000	10,021

REIT, 3.10%, 6/15/2050	10,000	9,826

American Water Capital Corp. 3.45%, 5/1/2050	15,000	16,853

Amgen, Inc.

2.30%, 2/25/2031	25,000	26,155

3.15%, 2/21/2040	10,000	10,630

3.38%, 2/21/2050	20,000	21,898

Anthem, Inc.

2.88%, 9/15/2029	20,000	21,599

4.63%, 5/15/2042	5,000	6,221

Apple, Inc.

2.95%, 9/11/2049	60,000	65,809

2.65%, 5/11/2050	15,000	15,464

AT&T, Inc.

4.45%, 4/1/2024	85,000	95,227

3.80%, 2/15/2027	50,000	56,304

2.30%, 6/1/2027	10,000	10,325

2.75%, 6/1/2031	20,000	20,690

3.50%, 6/1/2041	40,000	42,007

4.55%, 3/9/2049	60,000	70,713

Bank of America Corp.

(ICE LIBOR USD 3 Month + 1.58%), 3.82%, 1/20/2028 (g)	180,000	204,714

(ICE LIBOR USD 3 Month + 1.51%), 3.71%, 4/24/2028 (g)	190,000	214,732

(ICE LIBOR USD 3 Month + 1.19%), 2.88%, 10/22/2030 (g)	35,000	37,864

INVESTMENTS	PRINCIPAL AMOUNT	VALUE

United States — continued

Becton Dickinson and Co.

3.36%, 6/6/2024	40,000	43,129

3.70%, 6/6/2027	20,000	22,376

2.82%, 5/20/2030	10,000	10,600

4.67%, 6/6/2047	5,000	6,189

3.79%, 5/20/2050	5,000	5,565

Berkshire Hathaway Energy Co.

4.05%, 4/15/2025 (f)	12,000	13,659

3.70%, 7/15/2030 (f)	65,000	76,030

Berkshire Hathaway Finance Corp.

4.20%, 8/15/2048	35,000	44,402

Biogen, Inc. 3.15%, 5/1/2050	15,000	14,442

Boeing Co. (The)

4.51%, 5/1/2023	20,000	21,118

4.88%, 5/1/2025	15,000	16,333

5.04%, 5/1/2027	20,000	22,053

5.15%, 5/1/2030	25,000	27,892

3.60%, 5/1/2034	10,000	9,450

3.25%, 2/1/2035	30,000	27,345

5.71%, 5/1/2040	35,000	39,582

Boston Scientific Corp. 4.55%, 3/1/2039	10,000	12,282

BP Capital Markets America, Inc.

3.54%, 4/6/2027	70,000	77,607

3.00%, 2/24/2050	20,000	19,692

Bristol-Myers Squibb Co. 3.45%, 11/15/2027 (f)	85,000	97,823

Broadcom, Inc.

3.15%, 11/15/2025 (f)	70,000	74,320

4.15%, 11/15/2030 (f)	30,000	32,641

Burlington Northern Santa Fe LLC 3.05%, 2/15/2051	50,000	54,269

Cameron LNG LLC 3.30%, 1/15/2035 (f)	10,000	11,022

Campbell Soup Co. 3.95%, 3/15/2025	20,000	22,484

Carrier Global Corp. 2.49%, 2/15/2027 (f)	20,000	20,370

CenterPoint Energy, Inc. 2.95%, 3/1/2030	4,000	4,248

Charter Communications Operating LLC

4.91%, 7/23/2025	25,000	28,668

5.13%, 7/1/2049	15,000	17,317

4.80%, 3/1/2050	50,000	56,670

3.70%, 4/1/2051	15,000	14,592

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	15

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT	VALUE
Long Positions — continued

Corporate Bonds — continued

United States — continued

Chevron Corp.

2.00%, 5/11/2027	20,000	20,941

2.98%, 5/11/2040	25,000	26,735

Cigna Corp.

3.05%, 10/15/2027 (f)	20,000	21,733

3.20%, 3/15/2040	10,000	10,590

3.40%, 3/15/2050	15,000	16,159

Citigroup, Inc.

2.70%, 3/30/2021	25,000	25,407

(SOFR + 2.75%), 3.11%, 4/8/2026 (g)	115,000	123,298

(ICE LIBOR USD 3 Month + 1.15%), 3.52%, 10/27/2028 (g)	160,000	176,295

(SOFR + 1.42%), 2.98%, 11/5/2030 (g)	80,000	85,117

Clorox Co. (The) 1.80%, 5/15/2030	10,000	10,086

Coca-Cola Co. (The)

2.50%, 6/1/2040	30,000	31,044

2.60%, 6/1/2050	35,000	35,362

Comcast Corp.

4.15%, 10/15/2028	45,000	54,137

3.40%, 4/1/2030	10,000	11,387

3.20%, 7/15/2036	45,000	50,020

3.75%, 4/1/2040	40,000	47,051

3.45%, 2/1/2050	40,000	45,337

Commonwealth Edison Co.

2.20%, 3/1/2030	10,000	10,527

Series 123, 3.75%, 8/15/2047	10,000	11,886

3.00%, 3/1/2050	10,000	10,540

Concho Resources, Inc. 3.75%, 10/1/2027	20,000	21,325

Constellation Brands, Inc.

3.15%, 8/1/2029	15,000	16,080

3.75%, 5/1/2050	15,000	16,292

Costco Wholesale Corp. 1.75%, 4/20/2032	20,000	20,304

Cox Communications, Inc. 4.80%, 2/1/2035 (f)	25,000	31,436

Crown Castle International Corp.

REIT, 3.30%, 7/1/2030	45,000	49,131

REIT, 2.25%, 1/15/2031	20,000	20,145

REIT, 4.15%, 7/1/2050	10,000	11,494

REIT, 3.25%, 1/15/2051	10,000	9,980

CSX Corp.

3.25%, 6/1/2027	15,000	16,818

3.80%, 4/15/2050	15,000	17,786

INVESTMENTS	PRINCIPAL AMOUNT	VALUE

United States — continued

CVS Health Corp.

3.25%, 8/15/2029	20,000	22,093

3.75%, 4/1/2030	45,000	51,745

4.13%, 4/1/2040	15,000	17,691

4.25%, 4/1/2050	20,000	24,057

Deere & Co. 3.10%, 4/15/2030	30,000	34,004

Dell International LLC

4.90%, 10/1/2026 (f)	30,000	33,032

6.10%, 7/15/2027 (f)	4,000	4,620

6.20%, 7/15/2030 (f)	15,000	17,471

Diamondback Energy, Inc. 4.75%, 5/31/2025	30,000	32,084

Discovery Communications LLC

3.63%, 5/15/2030	40,000	43,748

5.20%, 9/20/2047	5,000	5,815

Dominion Energy, Inc. Series D, 2.85%, 8/15/2026	6,000	6,438

Duke Energy Florida LLC 2.50%, 12/1/2029	60,000	64,882

Duke Energy Indiana LLC 2.75%, 4/1/2050	30,000	30,180

Duke Energy Ohio, Inc. 2.13%, 6/1/2030	10,000	10,355

Edison International 4.95%, 4/15/2025	50,000	54,944

Eli Lilly and Co. 2.25%, 5/15/2050	40,000	38,350

Energy Transfer Operating LP

2.90%, 5/15/2025	10,000	10,240

5.25%, 4/15/2029	20,000	21,825

3.75%, 5/15/2030	15,000	14,822

5.15%, 2/1/2043	10,000	9,371

5.15%, 3/15/2045	20,000	18,966

Entergy Corp. 3.75%, 6/15/2050	10,000	11,093

Entergy Louisiana LLC 2.90%, 3/15/2051	20,000	20,496

Entergy Texas, Inc. 3.55%, 9/30/2049	25,000	27,521

Enterprise Products Operating LLC

3.13%, 7/31/2029	15,000	16,052

2.80%, 1/31/2030	40,000	41,941

3.70%, 1/31/2051	30,000	31,190

Equitable Financial Life Global Funding 1.40%, 7/7/2025 (f)	20,000	19,963

Evergy Metro, Inc. Series 2020, 2.25%, 6/1/2030	37,000	38,756

Evergy, Inc. 2.90%, 9/15/2029	37,000	39,639

Exelon Corp. 4.70%, 4/15/2050	15,000	19,058

Exelon Generation Co. LLC 3.25%, 6/1/2025	6,000	6,468

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

INVESTMENTS	PRINCIPAL AMOUNT	VALUE
Long Positions — continued

Corporate Bonds — continued

United States — continued

Exxon Mobil Corp.

2.99%, 3/19/2025	35,000	38,075

2.61%, 10/15/2030	70,000	74,626

3.00%, 8/16/2039 (b)	5,000	5,288

3.10%, 8/16/2049	10,000	10,430

Fidelity National Information Services, Inc. 3.00%, 8/15/2026	35,000	38,780

FirstEnergy Corp.

Series A, 1.60%, 1/15/2026	9,000	9,079

2.65%, 3/1/2030	100,000	104,353

Series B, 2.25%, 9/1/2030 (b)	5,000	5,010

Fiserv, Inc. 3.50%, 7/1/2029	10,000	11,229

Fox Corp. 5.58%, 1/25/2049	5,000	7,034

General Electric Co.

3.45%, 5/1/2027	15,000	15,386

3.63%, 5/1/2030	50,000	50,045

4.13%, 10/9/2042	25,000	23,745

General Motors Financial Co., Inc.

2.75%, 6/20/2025	50,000	49,274

5.25%, 3/1/2026	5,000	5,449

Gilead Sciences, Inc. 4.00%, 9/1/2036	35,000	43,444

Global Payments, Inc.

3.20%, 8/15/2029	24,000	25,704

2.90%, 5/15/2030	15,000	15,688

Goldman Sachs Group, Inc. (The)

3.50%, 4/1/2025	135,000	148,028

3.85%, 1/26/2027	40,000	45,121

(ICE LIBOR USD 3 Month + 1.51%), 3.69%, 6/5/2028 (g)	80,000	89,601

(ICE LIBOR USD 3 Month + 1.16%), 3.81%, 4/23/2029 (g)	35,000	39,558

3.80%, 3/15/2030	40,000	45,629

(ICE LIBOR USD 3 Month + 1.37%), 4.02%, 10/31/2038 (g)	15,000	17,524

HCA, Inc. 4.50%, 2/15/2027	95,000	105,906

Healthpeak Properties, Inc.

REIT, 3.00%, 1/15/2030	15,000	15,691

REIT, 2.88%, 1/15/2031	20,000	20,532

Hershey Co. (The) 2.65%, 6/1/2050	10,000	10,175

Home Depot, Inc. (The)

3.30%, 4/15/2040	30,000	34,016

3.13%, 12/15/2049	5,000	5,486

3.35%, 4/15/2050	20,000	22,809

Honeywell International, Inc. 2.80%, 6/1/2050	5,000	5,333

INVESTMENTS	PRINCIPAL AMOUNT	VALUE

United States — continued

Intel Corp. 3.90%, 3/25/2030	55,000	66,425

International Business Machines Corp.

1.70%, 5/15/2027	100,000	102,111

1.95%, 5/15/2030	100,000	102,259

Interstate Power and Light Co. 2.30%, 6/1/2030	10,000	10,210

ITC Holdings Corp.

3.35%, 11/15/2027	30,000	33,185

2.95%, 5/14/2030 (f)	45,000	47,755

John Deere Capital Corp. 0.55%, 7/5/2022	26,000	26,073

Johnson & Johnson 3.40%, 1/15/2038	15,000	17,714

Keurig Dr Pepper, Inc.

4.60%, 5/25/2028	45,000	53,965

4.42%, 12/15/2046	5,000	5,954

Kimberly-Clark Corp. 3.10%, 3/26/2030	15,000	17,074

Kroger Co. (The) 3.88%, 10/15/2046	25,000	27,996

L3Harris Technologies, Inc. 4.40%, 6/15/2028	40,000	47,307

Leidos, Inc.

2.95%, 5/15/2023 (f)	10,000	10,417

3.63%, 5/15/2025 (f)	10,000	10,898

4.38%, 5/15/2030 (f)	5,000	5,632

Lockheed Martin Corp.

1.85%, 6/15/2030	10,000	10,247

3.80%, 3/1/2045	20,000	24,276

2.80%, 6/15/2050	20,000	21,096

Lowe’s Cos., Inc.

4.50%, 4/15/2030	10,000	12,265

3.70%, 4/15/2046	40,000	44,725

Mastercard, Inc. 3.35%, 3/26/2030	25,000	28,921

McDonald’s Corp. 4.20%, 4/1/2050	25,000	30,282

Merck & Co., Inc.

2.35%, 6/24/2040	5,000	5,087

3.70%, 2/10/2045	15,000	17,986

2.45%, 6/24/2050	5,000	5,018

MetLife, Inc. 4.13%, 8/13/2042	5,000	5,949

Microsoft Corp.

3.50%, 2/12/2035	25,000	30,590

3.45%, 8/8/2036	30,000	36,172

3.70%, 8/8/2046	30,000	37,627

2.53%, 6/1/2050	15,000	15,521

Mondelez International, Inc. 0.63%, 7/1/2022	5,000	4,999

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	17

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT	VALUE
Long Positions — continued

Corporate Bonds — continued

United States — continued

Morgan Stanley

(SOFR + 1.15%), 2.72%, 7/22/2025 (g)	160,000	169,890

3.88%, 1/27/2026	40,000	45,248

(ICE LIBOR USD 3 Month + 1.34%), 3.59%, 7/22/2028 (g)	100,000	112,463

(SOFR + 1.14%), 2.70%, 1/22/2031 (g)	60,000	63,728

(SOFR + 3.12%), 3.62%, 4/1/2031 (g)	20,000	22,843

Mosaic Co. (The) 4.05%, 11/15/2027	15,000	15,927

MPLX LP

4.00%, 3/15/2028	25,000	26,340

4.50%, 4/15/2038	25,000	24,991

4.70%, 4/15/2048	10,000	10,252

Narragansett Electric Co. (The) 3.40%, 4/9/2030 (f)	10,000	11,261

NextEra Energy Capital Holdings, Inc.

2.75%, 11/1/2029	30,000	32,339

2.25%, 6/1/2030	55,000	56,500

NIKE, Inc.

3.25%, 3/27/2040	5,000	5,633

3.38%, 3/27/2050	5,000	5,733

Norfolk Southern Corp. 3.05%, 5/15/2050	37,000	38,078

Northrop Grumman Corp. 3.25%, 1/15/2028	90,000	100,554

Ohio Power Co. Series P, 2.60%, 4/1/2030	25,000	26,834

Oncor Electric Delivery Co. LLC 3.70%, 5/15/2050 (f)	5,000	6,059

ONE Gas, Inc. 2.00%, 5/15/2030	10,000	10,186

ONEOK, Inc. 3.40%, 9/1/2029	35,000	34,037

Oracle Corp.

2.80%, 4/1/2027	30,000	32,758

3.60%, 4/1/2040	60,000	68,104

3.60%, 4/1/2050	30,000	33,810

Otis Worldwide Corp. 2.57%, 2/15/2030 (f)	40,000	41,946

Pacific Gas & Electric Co. 4.45%, 4/15/2042	30,000	33,375

Pacific Gas and Electric Co.

3.85%, 11/15/2023	45,000	49,950

4.60%, 6/15/2043	19,000	21,422

4.00%, 12/1/2046	20,000	21,050

INVESTMENTS	PRINCIPAL AMOUNT	VALUE

United States — continued

PacifiCorp

2.70%, 9/15/2030	35,000	38,120

4.13%, 1/15/2049	20,000	24,746

3.30%, 3/15/2051	40,000	44,051

PECO Energy Co. 2.80%, 6/15/2050	8,000	8,255

PepsiCo, Inc. 3.50%, 3/19/2040	15,000	17,828

Pfizer, Inc.

1.70%, 5/28/2030	33,000	33,576

2.55%, 5/28/2040	35,000	36,325

2.70%, 5/28/2050	20,000	20,624

Philip Morris International, Inc.

1.50%, 5/1/2025	10,000	10,252

2.10%, 5/1/2030	50,000	51,506

3.88%, 8/21/2042	20,000	22,917

Phillips 66 2.15%, 12/15/2030	35,000	33,872

Phillips 66 Partners LP 3.15%, 12/15/2029	15,000	15,354

Piedmont Natural Gas Co., Inc. 3.35%, 6/1/2050	20,000	21,856

Plains All American Pipeline LP 3.80%, 9/15/2030	15,000	14,771

Prologis LP

REIT, 3.25%, 10/1/2026	20,000	22,433

REIT, 2.25%, 4/15/2030	10,000	10,528

Prudential Financial, Inc. 3.00%, 3/10/2040	10,000	10,183

Public Service Co. of Colorado

Series 35, 1.90%, 1/15/2031	20,000	20,398

Series 36, 2.70%, 1/15/2051	10,000	10,233

Public Service Electric and Gas Co. 2.70%, 5/1/2050	10,000	10,351

QUALCOMM, Inc.

2.15%, 5/20/2030	15,000	15,613

3.25%, 5/20/2050	10,000	10,933

Raytheon Technologies Corp.

4.13%, 11/16/2028	100,000	117,846

4.45%, 11/16/2038	10,000	12,230

Reliance Standard Life Global Funding II 2.15%, 1/21/2023 (f)	10,000	10,198

Republic Services, Inc. 2.30%, 3/1/2030	10,000	10,430

Roper Technologies, Inc.

2.95%, 9/15/2029	15,000	16,381

2.00%, 6/30/2030	10,000	10,005

Sabine Pass Liquefaction LLC 4.50%, 5/15/2030 (f)	20,000	22,084

SEE NOTES TO FINANCIAL STATEMENTS.

18	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

INVESTMENTS	PRINCIPAL AMOUNT	VALUE
Long Positions — continued

Corporate Bonds — continued

United States — continued

San Diego Gas & Electric Co. 3.32%, 4/15/2050	20,000	21,725

Schlumberger Holdings Corp. 3.90%, 5/17/2028 (b) (f)	15,000	16,185

Shire Acquisitions Investments Ireland DAC 3.20%, 9/23/2026	90,000	99,829

Simon Property Group LP

REIT, 3.38%, 10/1/2024	25,000	26,894

REIT, 3.25%, 9/13/2049	10,000	9,320

Southern California Edison Co.

2.25%, 6/1/2030	35,000	35,541

3.65%, 2/1/2050	15,000	16,476

Southern Co. (The)

2.35%, 7/1/2021	26,000	26,442

4.40%, 7/1/2046	10,000	11,842

Southwest Gas Corp. 2.20%, 6/15/2030	20,000	20,524

Starbucks Corp.

2.55%, 11/15/2030	15,000	15,730

3.75%, 12/1/2047	5,000	5,374

3.35%, 3/12/2050	10,000	10,002

State Street Corp.

4.38%, 3/7/2021	37,000	38,010

(ICE LIBOR USD 3 Month + 1.03%), 4.14%, 12/3/2029 (g)	35,000	42,054

Stryker Corp.

1.95%, 6/15/2030	15,000	15,063

2.90%, 6/15/2050	5,000	5,011

Sunoco Logistics Partners Operations LP

5.30%, 4/1/2044	10,000	9,645

5.35%, 5/15/2045	10,000	9,663

Texas Instruments, Inc. 1.75%, 5/4/2030	20,000	20,291

Time Warner Cable LLC 4.50%, 9/15/2042	20,000	21,480

TJX Cos., Inc. (The) 3.50%, 4/15/2025	20,000	22,252

T-Mobile USA, Inc.

3.50%, 4/15/2025 (f)	25,000	27,251

3.75%, 4/15/2027 (f)	40,000	44,380

2.05%, 2/15/2028 (f)	45,000	45,021

3.88%, 4/15/2030 (f)	10,000	11,146

2.55%, 2/15/2031 (f)	20,000	20,070

4.38%, 4/15/2040 (f)	15,000	17,351

Transcontinental Gas Pipe Line Co. LLC 3.25%, 5/15/2030 (f)	45,000	48,056

Travelers Cos., Inc. (The) 2.55%, 4/27/2050	20,000	19,761

INVESTMENTS	PRINCIPAL AMOUNT	VALUE

United States — continued

Tucson Electric Power Co. 4.00%, 6/15/2050	20,000	23,405

Tyson Foods, Inc.

3.55%, 6/2/2027	30,000	33,219

4.55%, 6/2/2047	5,000	6,009

UDR, Inc. REIT, 3.20%, 1/15/2030	20,000	21,792

Union Electric Co. 2.95%, 3/15/2030	55,000	61,355

Union Pacific Corp.

3.55%, 8/15/2039	45,000	50,470

UnitedHealth Group, Inc.

2.88%, 8/15/2029	70,000	78,131

2.00%, 5/15/2030	25,000	26,166

3.50%, 8/15/2039	15,000	17,437

2.75%, 5/15/2040	7,000	7,423

Upjohn, Inc.

1.13%, 6/22/2022 (f)	30,000	30,161

1.65%, 6/22/2025 (f)	30,000	30,584

2.30%, 6/22/2027 (f)	20,000	20,647

2.70%, 6/22/2030 (f)	15,000	15,411

3.85%, 6/22/2040 (f)	10,000	10,725

4.00%, 6/22/2050 (f)	10,000	10,703

Verizon Communications, Inc.

4.33%, 9/21/2028	30,000	36,115

3.15%, 3/22/2030	30,000	33,910

4.27%, 1/15/2036	60,000	74,283

3.85%, 11/1/2042	20,000	24,411

4.00%, 3/22/2050	10,000	12,589

ViacomCBS, Inc.

4.75%, 5/15/2025	25,000	28,483

4.60%, 1/15/2045	15,000	15,876

4.95%, 5/19/2050	10,000	11,134

Visa, Inc. 2.70%, 4/15/2040	25,000	26,782

Walmart, Inc. 3.95%, 6/28/2038	20,000	25,448

Walt Disney Co. (The)

3.50%, 5/13/2040	15,000	16,345

2.75%, 9/1/2049	10,000	9,756

Waste Management, Inc. 4.00%, 7/15/2039	24,000	24,769

Wells Fargo & Co.

(ICE LIBOR USD 3 Month + 0.83%), 2.41%, 10/30/2025 (g)	100,000	104,100

(ICE LIBOR USD 3 Month + 1.17%), 3.20%, 6/17/2027 (g)	80,000	86,744

(ICE LIBOR USD 3 Month + 1.31%), 3.58%, 5/22/2028 (g)	60,000	66,590

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	19

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT		VALUE
Long Positions — continued

Corporate Bonds — continued

United States — continued

(SOFR + 2.10%), 2.39%, 6/2/2028 (g)		15,000	15,495

4.15%, 1/24/2029		50,000	58,664

(ICE LIBOR USD 3 Month + 1.00%), 2.57%, 2/11/2031 (g)		25,000	26,152

(ICE LIBOR USD 3 Month + 3.77%), 4.48%, 4/4/2031 (g)		90,000	108,952

Welltower, Inc.

REIT, 4.00%, 6/1/2025		25,000	27,635

REIT, 3.10%, 1/15/2030		25,000	25,925

REIT, 2.75%, 1/15/2031		25,000	24,873

Xcel Energy, Inc.

2.60%, 12/1/2029		30,000	32,182

3.40%, 6/1/2030		45,000	51,691

Xylem, Inc. 1.95%, 1/30/2028		20,000	20,168

Zoetis, Inc.

3.90%, 8/20/2028		40,000	47,100

2.00%, 5/15/2030		20,000	20,397

3.00%, 5/15/2050		10,000	10,281

			10,776,052

Total Corporate Bonds (Cost $14,778,389)			15,173,749

Foreign Government Securities — 7.1%

Australia — 0.1%

Commonwealth of Australia

2.25%, 5/21/2028 (a)	AUD	44,000	33,926

2.75%, 11/21/2029 (a)	AUD	57,000	46,102

3.75%, 4/21/2037 (a)	AUD	36,000	33,707

2.75%, 5/21/2041 (a)	AUD	1,000	829

3.00%, 3/21/2047 (a)	AUD	8,000	7,026

			121,590

Austria — 0.0% (c)

Republic of Austria 0.85%, 6/30/2120 (a)	EUR	11,000	13,704

Belgium — 0.2%

Kingdom of Belgium

3.00%, 6/22/2034 (a)	EUR	31,000	48,890

1.90%, 6/22/2038 (a)	EUR	49,000	70,446

1.60%, 6/22/2047 (a)	EUR	1,000	1,413

1.70%, 6/22/2050 (a)	EUR	12,000	17,529

2.15%, 6/22/2066 (a)	EUR	7,000	12,350

			150,628

INVESTMENTS	PRINCIPAL AMOUNT		VALUE

Canada — 0.1%

Canada Government Bond

1.50%, 9/1/2024	CAD	2,000	1,544

1.25%, 3/1/2025	CAD	7,000	5,369

0.50%, 9/1/2025	CAD	12,000	8,901

1.00%, 6/1/2027	CAD	17,000	13,024

2.25%, 6/1/2029	CAD	33,000	28,043

5.00%, 6/1/2037	CAD	8,000	9,762

3.50%, 12/1/2045	CAD	9,000	10,382

2.75%, 12/1/2048	CAD	21,000	22,210

2.75%, 12/1/2064	CAD	3,000	3,601

			102,836

China — 0.2%

Export-Import Bank of China (The) 0.75%, 5/28/2023 (a)	EUR	200,000	225,543

Denmark — 0.1%

Kingdom of Denmark

3.00%, 11/15/2021	DKK	42,000	6,641

1.50%, 11/15/2023	DKK	36,000	5,809

1.75%, 11/15/2025	DKK	28,000	4,746

0.50%, 11/15/2027	DKK	10,000	1,612

0.50%, 11/15/2029 (a)	DKK	86,000	13,984

4.50%, 11/15/2039	DKK	78,000	22,198

			54,990

France — 0.7%

French Republic

1.75%, 11/25/2024 (a)	EUR	28,500	35,315

0.25%, 11/25/2026 (a)	EUR	119,000	139,475

0.10%, 3/1/2029 (a)	EUR	32,000	39,272

0.50%, 5/25/2029 (a)	EUR	94,500	113,207

0.00%, 11/25/2029 (a)	EUR	55,000	62,913

1.25%, 5/25/2034 (a)	EUR	104,030	135,859

3.25%, 5/25/2045 (a)	EUR	34,000	63,169

2.00%, 5/25/2048 (a)	EUR	17,000	26,427

1.50%, 5/25/2050 (a)	EUR	1,000	1,412

4.00%, 4/25/2055 (a)	EUR	12,000	27,834

4.00%, 4/25/2060 (a)	EUR	2,000	4,891

1.75%, 5/25/2066 (a)	EUR	23,000	36,815

			686,589

Germany — 0.1%

Bundesrepublik Deutschland 3.25%, 7/4/2042 (a)	EUR	32,000	63,356

SEE NOTES TO FINANCIAL STATEMENTS.

20	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

INVESTMENTS	PRINCIPAL AMOUNT		VALUE
Long Positions — continued

Foreign Government Securities — continued

Indonesia — 0.1%

Republic of Indonesia 2.15%, 7/18/2024 (a)	EUR	100,000	115,826

Italy — 1.3%

Buoni Poliennali del Tesoro

0.20%, 10/15/2020	EUR	167,000	187,824

0.45%, 6/1/2021 (a)	EUR	20,000	22,585

0.35%, 11/1/2021	EUR	102,000	115,252

5.00%, 3/1/2022	EUR	6,000	7,301

1.35%, 4/15/2022	EUR	33,000	37,908

1.45%, 9/15/2022	EUR	41,000	47,387

0.05%, 1/15/2023 (a)	EUR	82,000	91,808

1.85%, 5/15/2024	EUR	8,000	9,465

0.35%, 2/1/2025 (a)	EUR	63,000	69,995

1.45%, 5/15/2025 (a)	EUR	59,000	68,773

1.60%, 6/1/2026	EUR	117,000	137,483

2.80%, 12/1/2028 (a)	EUR	4,000	5,104

3.00%, 8/1/2029 (a)	EUR	55,000	71,524

1.35%, 4/1/2030 (a)	EUR	103,000	117,115

0.40%, 5/15/2030 (a)	EUR	30,000	32,412

1.65%, 3/1/2032 (a)	EUR	46,000	53,120

2.45%, 9/1/2033 (a)	EUR	17,000	21,158

2.25%, 9/1/2036 (a)	EUR	48,000	58,070

4.00%, 2/1/2037 (a)	EUR	19,000	28,030

4.75%, 9/1/2044 (a)	EUR	19,000	31,970

3.45%, 3/1/2048 (a)	EUR	30,000	42,559

3.85%, 9/1/2049 (a)	EUR	4,000	6,071

2.80%, 3/1/2067 (a)	EUR	5,000	6,248

			1,269,162

Japan — 2.6%

Japan Finance Organization for Municipalities 0.88%, 9/22/2021 (a)	EUR	100,000	113,906

Japan Government Bond

0.10%, 9/20/2021	JPY	36,650,000	340,520

0.10%, 12/20/2022	JPY	22,300,000	207,750

0.60%, 12/20/2023	JPY	17,200,000	163,333

0.10%, 9/20/2024	JPY	10,800,000	100,949

0.10%, 12/20/2024	JPY	14,800,000	138,378

0.10%, 3/20/2025	JPY	850,000	7,946

0.10%, 6/20/2029	JPY	3,900,000	36,479

0.10%, 9/20/2029	JPY	750,000	7,007

0.10%, 12/20/2029	JPY	17,950,000	167,496

0.10%, 3/20/2030	JPY	6,650,000	62,028

1.50%, 3/20/2034	JPY	42,450,000	461,554

INVESTMENTS	PRINCIPAL AMOUNT		VALUE

Japan — continued

0.60%, 12/20/2037	JPY	39,600,000	382,284

2.50%, 3/20/2038	JPY	500,000	6,327

0.30%, 12/20/2039	JPY	3,650,000	33,145

1.70%, 9/20/2044	JPY	50,000	589

1.40%, 12/20/2045	JPY	5,650,000	63,237

0.80%, 3/20/2047	JPY	9,000,000	88,556

0.40%, 9/20/2049	JPY	2,000,000	17,610

0.40%, 12/20/2049	JPY	2,250,000	19,789

0.90%, 3/20/2057	JPY	15,650,000	158,212

			2,577,095

Netherlands — 0.1%

Kingdom of Netherlands

0.25%, 7/15/2029 (a)	EUR	19,000	22,568

2.50%, 1/15/2033 (a)	EUR	26,000	39,389

0.50%, 1/15/2040 (a)	EUR	19,000	23,621

2.75%, 1/15/2047 (a)	EUR	10,000	19,412

			104,990

Qatar — 0.2%

State of Qatar 3.88%, 4/23/2023 (f)		200,000	214,750

South Korea — 0.1%

Export-Import Bank of Korea 0.38%, 3/26/2024 (a)	EUR	100,000	112,912

Spain — 0.6%

Bonos and Obligaciones del Estado

0.40%, 4/30/2022	EUR	27,000	30,786

1.60%, 4/30/2025 (a)	EUR	33,000	40,189

1.40%, 7/30/2028 (a)	EUR	4,000	4,914

1.45%, 4/30/2029 (a)	EUR	45,000	55,534

0.60%, 10/31/2029 (a)	EUR	52,000	59,752

0.50%, 4/30/2030 (a)	EUR	84,000	95,232

1.95%, 7/30/2030 (a)	EUR	37,000	47,814

1.25%, 10/31/2030 (a)	EUR	43,000	52,109

2.35%, 7/30/2033 (a)	EUR	15,000	20,404

1.85%, 7/30/2035 (a)	EUR	9,000	11,625

4.20%, 1/31/2037 (a)	EUR	31,000	52,947

1.20%, 10/31/2040 (a)	EUR	37,000	42,605

2.70%, 10/31/2048 (a)	EUR	30,000	45,480

3.45%, 7/30/2066 (a)	EUR	10,000	18,478

			577,869

Sweden — 0.0% (c)

Kingdom of Sweden

5.00%, 12/1/2020	SEK	55,000	6,029

3.50%, 6/1/2022	SEK	35,000	4,035

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	21

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT		VALUE
Long Positions — continued

Foreign Government Securities — continued

Sweden — continued

2.50%, 5/12/2025	SEK	90,000	10,990

0.75%, 11/12/2029 (a)	SEK	40,000	4,620

2.25%, 6/1/2032 (a)	SEK	15,000	2,006

3.50%, 3/30/2039	SEK	45,000	7,553

			35,233

United Kingdom — 0.6%

United Kingdom of Great Britain and Northern Ireland

0.63%, 6/7/2025 (a)	GBP	3,000	3,842

4.75%, 12/7/2038 (a)	GBP	60,000	129,428

3.50%, 1/22/2045 (a)	GBP	14,000	28,593

4.25%, 12/7/2046 (a)	GBP	50,000	116,303

1.75%, 1/22/2049 (a)	GBP	46,500	74,335

4.25%, 12/7/2055 (a)	GBP	14,500	38,893

2.50%, 7/22/2065 (a)	GBP	54,660	120,085

3.50%, 7/22/2068 (a)	GBP	10,000	27,867

			539,346

Total Foreign Government Securities (Cost $6,786,997)			6,966,419

Collateralized Mortgage Obligations — 3.7%

United States — 3.7%

American Home Mortgage Investment Trust Series 2005-1, Class 6A, 2.58%, 6/25/2045 (i)		23,702	23,613

Banc of America Funding Trust Series 2006-A, Class 1A1, 4.22%, 2/20/2036 (i)		16,332	15,344

Banc of America Mortgage Trust Series 2005-A, Class 2A2, 3.71%, 2/25/2035 (i)		17,649	17,104

Bear Stearns ALT-A Trust Series 2005-4, Class 23A2, 3.77%, 5/25/2035 (i)		33,055	32,130

COLT Mortgage Loan Trust Series 2019-1, Class A1, 3.71%, 3/25/2049 (f) (i)		114,967	116,132

Deephaven Residential Mortgage Trust

Series 2019-2A, Class M1, 3.92%, 4/25/2059 ‡ (f) (i)		175,000	169,900

Series 2019-4A, Class B1, 3.99%, 10/25/2059 ‡ (f) (i)		140,000	130,610

Series 2020-1, Class A3, 2.65%, 1/25/2060 (f) (i)		359,431	357,378

Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-3, Class 2A1, 0.93%, 10/25/2047 (i)		241,913	212,792

INVESTMENTS	PRINCIPAL AMOUNT	VALUE

United States — continued

FNMA, Connecticut Avenue Securities

Series 2014-C04, Class 2M2, 5.18%, 11/25/2024 (i)	51,451	52,855

Series 2017-C07, Class 2M2, 2.68%, 5/25/2030 (i)	393,581	387,024

Series 2018-C02, Class 2M2, 2.38%, 8/25/2030 (i)	389,401	380,629

Series 2018-C04, Class 2M2, 2.73%, 12/25/2030 (i)	98,216	96,651

GCAT Trust Series 2019-NQM2, Class A3, 3.16%, 9/25/2059 (f) (h)	251,581	257,582

GSR Mortgage Loan Trust Series 2005-AR3, Class 1A1, 0.62%, 5/25/2035 (i)	65,788	59,540

Homeward Opportunities Fund I Trust Series 2019-1, Class M1, 3.95%, 1/25/2059 ‡ (f) (i)	250,000	240,686

Impac CMB Trust Series 2004-7, Class 1A2, 1.10%, 11/25/2034 (i)	65,245	63,522

JP Morgan Mortgage Trust Series 2005-A3, Class 4A1, 4.54%, 6/25/2035 (i)	5,761	5,797

Lehman Mortgage Trust Series 2005-3, Class 2A3, 5.50%, 1/25/2036	7,463	7,687

LHOME Mortgage Trust Series 2019-RTL1, Class A1, 4.58%, 10/25/2023 (f) (h)	100,000	99,668

Merrill Lynch Mortgage Investors Trust Series 2007-1, Class 4A3, 4.23%, 1/25/2037 (i)	12,874	12,109

Morgan Stanley Mortgage Loan Trust

Series 2004-5AR, Class 4A, 3.68%, 7/25/2034 (i)	15,080	14,737

Series 2005-5AR, Class 1M1, 0.93%, 9/25/2035 ‡ (i)	38,723	38,616

New Residential Mortgage Loan Trust Series 2019-NQM4, Class M1, 2.99%, 9/25/2059 ‡ (f) (i)	300,000	274,251

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates Series 2005-5, Class 1APT, 0.46%, 12/25/2035 (i)	42,803	39,017

Residential Asset Securitization Trust Series 2004-A6, Class A1, 5.00%, 8/25/2019	822	822

Structured Adjustable Rate Mortgage Loan Trust Series 2007-9, Class 1A1, 2.01%, 10/25/2037 (i)	295,542	267,477

SEE NOTES TO FINANCIAL STATEMENTS.

22	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

INVESTMENTS	PRINCIPAL AMOUNT	VALUE
Long Positions — continued

Collateralized Mortgage Obligations — continued

United States — continued

Toorak Mortgage Corp. Ltd.

Series 2019-1, Class A1, 4.46%, 3/25/2022 (f) (h)	120,000	120,298

Series 2019-2, Class A1, 3.72%, 9/25/2022 (h)	110,000	109,732

WaMu Mortgage Pass-Through Certificates Trust

Series 2005-AR3, Class A1, 3.62%, 3/25/2035 (i)	13,948	13,422

Series 2005-AR5, Class A6, 3.64%, 5/25/2035 (i)	22,135	21,907

Series 2005-AR10, Class 1A3, 4.12%, 9/25/2035 (i)	22,664	23,355

Total Collateralized Mortgage Obligations (Cost $3,767,083)		3,662,387

Asset-Backed Securities — 2.4%

United States — 2.4%

ACC Trust Series 2019-1, Class B, 4.47%, 10/20/2022 (f)	100,000	96,338

Accredited Mortgage Loan Trust Series 2005-4, Class A2D, 0.50%, 12/25/2035 ‡ (i)	45,863	45,800

American Credit Acceptance Receivables Trust

Series 2019-1, Class E, 4.84%, 4/14/2025 (f)	100,000	100,824

Series 2019-2, Class D, 3.41%, 6/12/2025 (f)	20,000	20,434

Series 2019-3, Class D, 2.89%, 9/12/2025 (f)	61,000	61,251

AmeriCredit Automobile Receivables Trust

Series 2019-1, Class C, 3.36%, 2/18/2025	15,000	15,588

Series 2019-1, Class D, 3.62%, 3/18/2025	20,000	20,512

AMRESCO Residential Securities Corp. Mortgage Loan Trust Series 1997-1, Class A7, 7.61%, 3/25/2027 ‡	10,851	10,856

Asset-Backed Securities Corp. Home Equity Loan Trust

Series 2003-HE6, Class M2, 2.66%, 11/25/2033 ‡ (i)	61,628	61,074

Series 2004-HE3, Class M2, 1.86%, 6/25/2034 ‡ (i)	61,781	60,320

Series 2005-HE6, Class M3, 0.98%, 7/25/2035 ‡ (i)	6,933	6,988

INVESTMENTS	PRINCIPAL AMOUNT	VALUE

United States — continued

Bear Stearns Asset-Backed Securities Trust

Series 2004-HE5, Class M2, 2.06%, 7/25/2034 ‡ (i)	11,854	11,783

Series 2003-2, Class M1, 1.98%, 3/25/2043 ‡ (i)	28,964	28,968

Conn’s Receivables Funding LLC

Series 2018-A, Class C, 6.02%, 1/15/2023 ‡ (f)	13,456	13,217

Series 2019-A, Class B, 4.36%, 10/16/2023 ‡ (f)	78,478	76,677

Series 2019-A, Class C, 5.29%, 10/16/2023 (f)	156,955	147,486

Countrywide Asset-Backed Certificates

Series 2004-2, Class M1, 0.93%, 5/25/2034 ‡ (i)	21,821	21,598

Series 2006-19, Class 2A2, 0.34%, 3/25/2037 ‡ (i)	61,753	60,741

CWABS, Inc. Asset-Backed Certificates Series 2004-1, Class M2, 1.01%, 3/25/2034 ‡ (i)	41,596	40,923

CWABS, Inc. Asset-Backed Certificates Trust

Series 2004-5, Class M5, 2.51%, 5/25/2034 (i)	26,312	25,763

Series 2004-5, Class M3, 1.91%, 7/25/2034 ‡ (i)	55,067	54,342

Drive Auto Receivables Trust

Series 2019-1, Class D, 4.09%, 6/15/2026	65,000	66,262

Series 2019-3, Class D, 3.18%, 10/15/2026	70,000	71,057

Driven Brands Funding LLC Series 2019-1A, Class A2, 4.64%, 4/20/2049 (f)	64,188	67,909

DT Auto Owner Trust

Series 2017-4A, Class E, 5.15%, 11/15/2024 (f)	110,000	113,040

Series 2019-1A, Class E, 4.94%, 2/17/2026 (f)	100,000	100,734

Series 2019-3A, Class E, 3.85%, 8/17/2026 (f)	100,000	98,011

Exeter Automobile Receivables Trust

Series 2018-3A, Class E, 5.43%, 8/15/2024 (f)	10,000	9,943

Series 2018-4A, Class D, 4.35%, 9/16/2024 (f)	40,000	41,644

Series 2019-1A, Class D, 4.13%, 12/16/2024 (f)	95,000	98,176

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	23

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT	VALUE
Long Positions — continued

Asset-Backed Securities — continued

United States — continued

Series 2019-2A, Class D, 3.71%, 3/17/2025 (f)	20,000	20,438

Series 2018-4A, Class E, 5.38%, 7/15/2025 (f)	20,000	20,278

First Franklin Mortgage Loan Trust Series 2004-FFH3, Class M1, 1.05%, 10/25/2034 ‡ (i)	43,902	43,830

GLS Auto Receivables Issuer Trust

Series 2019-4A, Class A, 2.47%, 11/15/2023 (f)	28,012	28,325

Series 2019-4A, Class B, 2.78%, 9/16/2024 (f)	50,000	50,666

Series 2019-1A, Class C, 3.87%, 12/16/2024 (f)	30,000	30,636

Series 2019-4A, Class C, 3.06%, 8/15/2025 (f)	40,000	40,381

Long Beach Mortgage Loan Trust

Series 2004-4, Class M1, 1.08%, 10/25/2034 ‡ (i)	67,403	65,320

Series 2004-6, Class A3, 1.48%, 11/25/2034 ‡ (i)	21,657	21,623

Morgan Stanley ABS Capital I, Inc. Trust Series 2003-NC10, Class M1, 1.20%, 10/25/2033 ‡ (i)	34,361	33,740

Santander Drive Auto Receivables Trust Series 2019-1, Class C, 3.42%, 4/15/2025	29,000	29,575

Saxon Asset Securities Trust Series 2003-3, Class M1, 1.16%, 12/25/2033 ‡ (i)	37,564	35,926

Structured Asset Investment Loan Trust Series 2003-BC11, Class M1, 1.16%, 10/25/2033 ‡ (i)	13,240	13,147

Structured Asset Securities Corp. Mortgage Loan Trust

Series 2006-BC6, Class A4, 0.35%, 1/25/2037 (i)	72,133	70,257

Series 2007-WF2, Class A1, 1.18%, 8/25/2037 ‡ (i)	33,346	33,032

United Airlines Pass-Through Trust Series 2016-2, Class AA, 2.88%, 10/7/2028	26,035	24,312

Wells Fargo Home Equity Asset-Backed Securities Trust Series 2006-3, Class A2, 0.33%, 1/25/2037 ‡ (i)	16,369	16,350

Westlake Automobile Receivables Trust

Series 2019-1A, Class D, 3.67%, 3/15/2024 (f)	75,000	77,208

INVESTMENTS	PRINCIPAL AMOUNT	VALUE

United States — continued

Series 2019-1A, Class E, 4.49%, 7/15/2024 (f)	60,000	61,863

Total Asset-Backed Securities (Cost $2,329,745)		2,365,166

U.S. Treasury Obligations — 2.3%

U.S. Treasury Notes 2.50%, 1/31/2021 (j) (Cost $2,213,153)	2,194,000	2,223,825

Commercial Mortgage-Backed Securities — 2.1%

United States — 2.1%

BANK Series 2017-BNK7, Class B, 3.95%, 9/15/2060	25,000	25,202

BX Commercial Mortgage Trust Series 2020-BXLP, Class F, 2.18%, 12/15/2036 ‡ (f) (i)	100,000	94,994

CAMB Commercial Mortgage Trust

Series 2019-LIFE, Class E, 2.33%, 12/15/2037 ‡ (f) (i)	100,000	95,394

Series 2019-LIFE, Class G, 3.43%, 12/15/2037 ‡ (f) (i)	100,000	93,769

Citigroup Commercial Mortgage Trust

Series 2019-SMRT, Class D, 4.90%, 1/10/2036 ‡ (f) (i)	100,000	101,853

Series 2019-PRM, Class E, 4.89%, 5/10/2036 ‡ (f) (i)	100,000	97,720

Series 2012-GC8, Class D, 5.04%, 9/10/2045 ‡ (f) (i)	100,000	80,922

Series 2016-P6, Class D, 3.25%, 12/10/2049 ‡ (f)	20,000	13,413

Series 2017-P7, Class D, 3.25%, 4/14/2050 ‡ (f)	23,000	17,064

Series 2017-P7, Class B, 4.14%, 4/14/2050 ‡ (i)	15,000	15,073

Commercial Mortgage Trust Series 2016-CR28, Class C, 4.80%, 2/10/2049 ‡ (i)	100,000	91,519

DBGS Mortgage Trust Series 2018-5BP, Class B, 1.01%, 6/15/2033 ‡ (f) (i)	100,000	95,336

FHLMC Series 2020-RR05, Class X, IO, 2.01%, 1/27/2029 (i)	250,000	38,075

FHLMC, Multi-Family Structured Pass-Through Certificates

Series K734, Class X3, IO, 2.24%, 7/25/2026 (i)	180,000	18,786

Series K083, Class X1, IO, 0.18%, 9/25/2028 (i)	14,571,086	88,563

Series K094, Class X1, IO, 1.02%, 6/25/2029 (i)	1,274,640	85,778

Series K723, Class X3, IO, 1.98%, 10/25/2034 (i)	119,125	6,488

SEE NOTES TO FINANCIAL STATEMENTS.

24	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

INVESTMENTS	PRINCIPAL AMOUNT	VALUE
Long Positions — continued

Commercial Mortgage-Backed Securities — continued

United States — continued

Series K153, Class X3, IO, 3.90%, 4/25/2035 (i)	100,000	29,360

Series K716, Class X3, IO, 1.86%, 8/25/2042 (i)	317,355	5,675

Series K726, Class X3, IO, 2.21%, 7/25/2044 (i)	302,035	21,006

Series K728, Class X3, IO, 2.02%, 11/25/2045 (i)	151,300	10,654

Series K071, Class X3, IO, 2.08%, 11/25/2045 (i)	700,000	84,860

Series K092, Class X3, IO, 2.32%, 5/25/2047 (i)	100,000	15,742

Series K094, Class X3, IO, 2.20%, 7/25/2047 (i)	588,425	89,422

FNMA ACES Series 2016-M4, Class X2, IO, 2.71%, 1/25/2039 (i)	211,596	14,570

FREMF Series 2018-KF46, Class B, 2.13%, 3/25/2028 (f) (i)	6,507	6,311

FREMF Mortgage Trust

Series 2015-KF09, Class B, 5.53%, 5/25/2022 (f) (i)	2,262	2,247

Series 2015-KF10, Class B, 6.28%, 7/25/2022 (f) (i)	7,022	6,975

Series 2017-KF32, Class B, 2.73%, 5/25/2024 (f) (i)	9,120	8,847

Series 2017-KF38, Class B, 2.68%, 9/25/2024 (f) (i)	6,948	6,671

Series 2018-KF42, Class B, 2.38%, 12/25/2024 (f) (i)	8,033	7,740

Series 2018-KF45, Class B, 2.13%, 3/25/2025 (f) (i)	17,039	16,097

Series 2018-KF49, Class B, 2.08%, 6/25/2025 (f) (i)	7,851	7,402

Series 2018-KC02, Class B, 4.22%, 7/25/2025 (f) (i)	35,000	35,097

Series 2018-KF53, Class B, 2.23%, 10/25/2025 (i)	75,692	70,238

Series 2019-KC03, Class B, 4.51%, 1/25/2026 (f) (i)	30,000	30,667

Series 2019-KF62, Class B, 2.23%, 4/25/2026 (f) (i)	23,757	22,322

Series 2018-KF50, Class B, 2.08%, 7/25/2028 (f) (i)	8,094	7,359

Series 2019-KF63, Class B, 2.53%, 5/25/2029 (f) (i)	59,000	54,641

Series 2012-K19, Class C, 4.16%, 5/25/2045 (f) (i)	10,000	10,227

INVESTMENTS	PRINCIPAL AMOUNT	VALUE

United States — continued

Series 2017-K67, Class C, 4.08%, 9/25/2049 (f) (i)	15,000	14,788

Series 2019-K103, Class C, 3.57%, 12/25/2051 (f) (i)	25,000	24,502

Series 2020-K737, Class B, 3.41%, 1/25/2053 (f) (i)	100,000	103,881

Series 2019-K96, Class B, 3.94%, 8/25/2056 (f) (i)	30,000	32,174

GNMA

Series 2012-44, IO, 0.23%, 3/16/2049 (i)	220,697	1,230

Series 2013-80, IO, 0.90%, 3/16/2052 (i)	246,486	7,386

Series 2014-186, IO, 0.70%, 8/16/2054 (i)	338,602	12,245

Series 2013-178, IO, 0.56%, 6/16/2055 (i)	84,124	1,914

Series 2015-172, IO, 0.79%, 3/16/2057 (i)	151,830	6,575

Series 2016-40, IO, 0.70%, 7/16/2057 (i)	483,240	20,622

Series 2016-71, Class QI, IO, 0.96%, 11/16/2057 (i)	341,834	20,476

Series 2016-155, IO, 0.88%, 2/16/2058 (i)	425,963	26,964

Series 2017-86, IO, 0.78%, 5/16/2059 (i)	257,055	14,475

Series 2017-148, IO, 0.65%, 7/16/2059 (i)	135,321	6,666

Series 2017-69, IO, 0.81%, 7/16/2059 (i)	439,019	25,459

Series 2017-171, IO, 0.69%, 9/16/2059 (i)	92,809	5,350

Series 2018-119, IO, 0.65%, 5/16/2060 (i)	352,994	21,463

Series 2020-28, IO, 0.86%, 11/16/2061 (i)	238,361	17,993

Series 2020-23, IO, 0.79%, 4/16/2062 (i)	368,486	26,937

LB Commercial Mortgage Trust Series 2007-C3, Class AJ, 6.11%, 7/15/2044 (i)	4,377	4,323

LB-UBS Commercial Mortgage Trust

Series 2006-C6, Class AJ, 5.45%, 9/15/2039 ‡ (i)	56,208	32,519

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	25

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT		VALUE
Long Positions — continued

Commercial Mortgage-Backed Securities — continued

United States — continued

Morgan Stanley Capital I Trust

Series 2018-MP, Class D, 4.42%, 7/11/2040 ‡ (f) (i)		15,000	12,948

Total Commercial Mortgage-Backed Securities (Cost $2,222,797)			2,064,969

	NO. OF CONTRACTS
Options Purchased — 0.4%

Put Options Purchased — 0.4%

United States — 0.4%

S&P 500 Index 9/18/2020 at USD 2,875.00, European Style Notional Amount: USD 5,580,522 Exchange-Traded *		18	154,440

S&P 500 Index 9/18/2020 at USD 2,950.00, European Style Notional Amount: USD 3,720,348 Exchange-Traded *		12	123,000

S&P 500 Index 9/18/2020 at USD 2,725.00, European Style Notional Amount: USD 5,580,522 Exchange-Traded *		18	100,260

S&P 500 Index 7/31/2020 at USD 3,050.00, European Style Notional Amount: USD 310,029 Exchange-Traded *		1	7,225

Total Put Options Purchased			384,925

Total Options Purchased (Cost $756,391)			384,925

	PRINCIPAL AMOUNT
Supranational — 0.1%

Supranational — 0.1%

European Investment Bank

2.80%, 1/15/2021	AUD	33,000	23,070

2.25%, 7/30/2021 (f)	CAD	50,000	37,589

0.50%, 6/21/2023	AUD	30,000	20,568

Inter-American Development Bank

0.50%, 5/23/2023	CAD	63,000	46,185

4.40%, 1/26/2026	CAD	16,000	14,086

Total Supranational (Cost $144,758)			141,498

Investments	NO. OF RIGHTS		Value

Rights — 0.0% (c)

United States — 0.0% (c)

Media General, Inc., CVR * ‡		902	—

T-Mobile US, Inc., expiring 7/27/2020 *		216	36

Total Rights (Cost $1,037)			36

	PRINCIPAL AMOUNT
Short-Term Investments — 7.4%

Foreign Government Treasury Bills — 2.3%

Canadian Treasury Bills

0.33%, 3/4/2021 (k)	CAD	1,029,000	756,614

0.30%, 4/1/2021 (k)	CAD	1,043,000	766,731

0.32%, 4/29/2021 (k)	CAD	1,043,000	766,546

Total Foreign Government Treasury Bills (Cost $2,206,750)			2,289,891

	SHARES

Investment Companies — 4.1%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.40% (e) (l) (Cost $4,030,565)		4,029,944	4,033,571

Investment Of Cash Collateral From Securities Loaned — 0.9%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (e) (l) (Cost $888,960)		888,960	888,960

	PRINCIPAL AMOUNT

U.S. Treasury Obligations — 0.1%

U.S. Treasury Bills 0.10%, 9/17/2020 (k) (Cost $59,987)		60,000	59,982

Total Short-Term Investments (Cost $7,186,262)			7,272,404

Total Long Positions (Cost $90,008,592)			98,556,520

	SHARES
Short Positions — (0.3)%

Common Stocks — (0.3)%

United States — (0.3)%

Acacia Communications, Inc. *		(268)	(18,007)

CME Group, Inc.		(77)	(12,515)

Coca-Cola Co. (The)		(885)	(39,542)

Colgate-Palmolive Co.		(247)	(18,095)

SEE NOTES TO FINANCIAL STATEMENTS.

26	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

Investments	SHARES	Value

Short Positions — continued

Common Stocks — continued

United States — continued

FirstEnergy Corp.	(155)	(6,011)

Legg Mason, Inc.	(1,800)	(89,550)

Molson Coors Beverage Co., Class B	(739)	(25,393)

Mondelez International, Inc., Class A	(343)	(17,537)

Motorola Solutions, Inc.	(220)	(30,829)

Roku, Inc. *	(67)	(7,807)

Simon Property Group, Inc., REIT	(70)	(4,787)

Sirius XM Holdings, Inc.	(3,900)	(22,893)

Vornado Realty Trust, REIT	(1,032)	(39,433)

Total Common Stocks (Proceeds $(335,275))		(332,399)

Total Short Positions (Proceeds $(335,275))		(332,399)

Total Investments — 99.8% (Cost $89,673,317)		98,224,121
Other Assets Less Liabilities — 0.2%		223,114

NET ASSETS — 100.0%		98,447,235

Percentages indicated are based on net assets.

Summary of Investments by Industry, June 30, 2020

The following table represents the portfolio investments of the Portfolio by industry classifications as a percentage of total investments:

LONG PORTFOLIO COMPOSITION BY INDUSTRY	PERCENTAGE

Fixed Income Funds	8.4%

International Equity Funds	7.6

Diversified Financial Services	7.4

Banks	6.9

Oil, Gas & Consumable Fuels	4.7

Collateralized Mortgage Obligations	3.7

Pharmaceuticals	3.2

Capital Markets	2.9

Electric Utilities	2.6

Software	2.5

Semiconductors & Semiconductor Equipment	2.4

Insurance	2.4

Asset-Backed Securities	2.4

U.S. Treasury Obligations	2.3

Commercial Mortgage-Backed Securities	2.1

Internet & Direct Marketing Retail	1.8

IT Services	1.6

Health Care Providers & Services	1.5

Machinery	1.5

Specialty Retail	1.4

Biotechnology	1.3

Equity Real Estate Investment Trusts (REITs)	1.2

Beverages	1.2

Technology Hardware, Storage & Peripherals	1.2

Media	1.2

Automobiles	1.2

Aerospace & Defense	1.1

Food Products	1.1

Road & Rail	1.1

Interactive Media & Services	1.0

Diversified Telecommunication Services	1.0

Others (each less than 1.0%)	13.1

Short-Term Investments	5.0

SHORT PORTFOLIO COMPOSITION BY INDUSTRY	PERCENTAGE
Capital Markets	30.8%

Beverages	19.5

Communications Equipment	14.7

Equity Real Estate Investment Trusts (REITs)	13.3

Media	6.9

Household Products	5.4

Food Products	5.3

Entertainment	2.3

Electric Utilities	1.8

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	27

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (Unaudited) (continued)

Abbreviations
ABS	Asset-backed securities
ACES	Alternative Credit Enhancement Securities
ADR	American Depositary Receipt
AUD	Australian Dollar
CAD	Canadian Dollar
CHDI	Clearing House Electronic Subregister System (CHESS) Depository Interest
CVR	Contingent Value Rights
DKK	Danish Krone
EUR	Euro
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GBP	British Pound
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
IO

Interest Only represents the right to receive the monthly

interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the

underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or

refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

JPY	Japanese Yen
LIBOR	London Interbank Offered Rate
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company
REIT	Real Estate Investment Trust
SEK	Swedish Krona
SGPS	Holding company
SOFR	Secured Overnight Financing Rate
USD	United States Dollar

(a)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)	The security or a portion of this security is on loan at June 30, 2020. The total value of securities on loan at June 30, 2020 is $869,090.
(c)	Amount rounds to less than 0.1% of net assets.
(d)	All or a portion of this security is segregated as collateral for short sales. The total value of securities and cash segregated as collateral is $1,762,360 and $413,623 respectively.
(e)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(f)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(g)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of June 30, 2020.
(h)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of June 30, 2020.
(i)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of June 30, 2020.
(j)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(k)	The rate shown is the effective yield as of June 30, 2020.
(l)	The rate shown is the current yield as of June 30, 2020.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

28	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

Futures contracts outstanding as of June 30, 2020:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts

EURO STOXX 50 Index	41	09/2020	EUR	1,488,783	11,551

Euro-Bund	1	09/2020	EUR	197,927	750

Foreign Exchange EUR/USD	30	09/2020	USD	4,219,875	(25,121)

Foreign Exchange JPY/USD	54	09/2020	USD	6,257,588	(38,278)
FTSE 100 Index	1	09/2020	GBP	76,055	(341)
Japan 10 Year Bond Mini	3	09/2020	JPY	422,042	(136)
Long Gilt	1	09/2020	GBP	170,339	(79)
MSCI EAFE E-Mini Index	2	09/2020	USD	177,830	3,237
Russell 2000 E-Mini Index	21	09/2020	USD	1,508,115	59,275
S&P 500 E-Mini Index	96	09/2020	USD	14,804,400	290,640
SPI 200 Index	2	09/2020	AUD	205,120	2,662
TOPIX Index	2	09/2020	JPY	288,400	(13,781)
U.S. Treasury 2 Year Note	4	09/2020	USD	883,281	429
U.S. Treasury 5 Year Note	56	09/2020	USD	7,041,125	20,396
U.S. Treasury Long Bond	9	09/2020	USD	1,606,500	11,106
U.S. Treasury Ultra Bond	1	09/2020	USD	218,094	779

3 Month Sterling	5	09/2021	GBP	773,973	390

					323,479

Short Contracts
Euro-Bobl	(1)	09/2020	EUR	(151,549)	(270)
Euro-Schatz	(3)	09/2020	EUR	(377,917)	(183)
U.S. Treasury 2 Year Note	(1)	09/2020	USD	(220,820)	(158)
U.S. Treasury 10 Year Note	(38)	09/2020	USD	(5,287,344)	(17,580)
U.S. Treasury 10 Year Ultra Note	(16)	09/2020	USD	(2,519,000)	(12,080)

3 Month Sterling	(5)	03/2021	GBP	(773,741)	(240)

					(30,511)

					292,968

Abbreviations
AUD	Australian Dollar
EAFE	Europe, Australasia, and Far East
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound

JPY	Japanese Yen
MSCI	Morgan Stanley Capital International
SPI	Australian Securities Exchange
TOPIX	Tokyo Stock Price Index
USD	United States Dollar

Forward foreign currency exchange contracts outstanding as of June 30, 2020:
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
AUD	392,921	USD	269,384	State Street Corp.	7/6/2020	1,778
DKK	338,313	USD	50,905	Merrill Lynch International	7/6/2020	107
EUR	13,015	GBP	11,680	Barclays Bank plc	7/6/2020	151
EUR	19,860	USD	22,261	Barclays Bank plc	7/6/2020	53
EUR	3,914,912	USD	4,384,886	BNP Paribas	7/6/2020	13,875
GBP	647,058	USD	794,655	State Street Corp.	7/6/2020	7,132
JPY	1,971,097	USD	18,025	BNP Paribas	7/6/2020	231

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	29

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (Unaudited) (continued)

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
JPY	33,121,336	USD	302,952	State Street Corp.	7/6/2020	3,810
SEK	435,656	USD	46,589	State Street Corp.	7/6/2020	166
USD	14,690	EUR	13,012	Barclays Bank plc	7/6/2020	69
USD	37,369	EUR	33,097	Merrill Lynch International	7/6/2020	181
USD	14,500	GBP	11,480	Merrill Lynch International	7/6/2020	275
USD	60,970	GBP	48,611	State Street Corp.	7/6/2020	735
USD	2,777,458	JPY	297,790,433	Barclays Bank plc	7/6/2020	19,388
USD	15,041	JPY	1,618,797	BNP Paribas	7/6/2020	48
USD	51,064	JPY	5,473,544	Citibank, NA	7/6/2020	369
CAD	1,099,883	USD	783,506	Merrill Lynch International	7/17/2020	26,698
AUD	29,289	USD	20,139	State Street Corp.	8/5/2020	77
CAD	67,310	USD	49,372	State Street Corp.	8/5/2020	212
EUR	31,921	USD	35,862	Standard Chartered Bank	8/5/2020	29
USD	13,976	GBP	11,271	Merrill Lynch International	8/5/2020	6
USD	2,505,306	JPY	269,790,341	Merrill Lynch International	8/5/2020	5,552

Total unrealized appreciation						80,942

EUR	459,904	USD	518,874	State Street Corp.	7/6/2020	(2,129)
GBP	12,080	EUR	13,339	Barclays Bank plc	7/6/2020	(18)
GBP	16,457	USD	20,836	Barclays Bank plc	7/6/2020	(443)
GBP	129,441	USD	163,650	State Street Corp.	7/6/2020	(3,257)
JPY	269,790,341	USD	2,504,378	Merrill Lynch International	7/6/2020	(5,637)
USD	261,444	AUD	392,921	Merrill Lynch International	7/6/2020	(9,718)
USD	15,634	CAD	21,438	BNP Paribas	7/6/2020	(157)
USD	215,088	CAD	296,007	State Street Corp.	7/6/2020	(2,952)
USD	50,489	DKK	338,313	State Street Corp.	7/6/2020	(523)
USD	24,332	EUR	21,830	BNP Paribas	7/6/2020	(197)
USD	139,327	EUR	124,545	HSBC Bank, NA	7/6/2020	(611)
USD	4,674,787	EUR	4,201,867	State Street Corp.	7/6/2020	(46,394)
USD	78,123	GBP	63,529	Standard Chartered Bank	7/6/2020	(598)
USD	826,679	GBP	669,736	State Street Corp.	7/6/2020	(3,210)
USD	46,178	SEK	435,656	BNP Paribas	7/6/2020	(577)
USD	1,252,812	CAD	1,740,590	HSBC Bank, NA	7/17/2020	(29,354)
USD	1,744,391	CAD	2,446,262	Merrill Lynch International	7/17/2020	(57,593)
EUR	145,149	USD	163,341	Standard Chartered Bank	8/5/2020	(139)
JPY	11,798,125	USD	110,139	Standard Chartered Bank	8/5/2020	(823)
USD	256,910	AUD	374,574	State Street Corp.	8/5/2020	(1,634)
USD	232,125	CAD	317,445	Merrill Lynch International	8/5/2020	(1,724)
USD	50,936	DKK	338,313	Merrill Lynch International	8/5/2020	(110)
USD	4,387,695	EUR	3,914,912	BNP Paribas	8/5/2020	(14,149)
USD	794,808	GBP	647,058	State Street Corp.	8/5/2020	(7,145)
USD	46,606	SEK	435,656	State Street Corp.	8/5/2020	(168)

Total unrealized depreciation						(189,260)

Net unrealized depreciation						(108,318)

Abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
DKK	Danish Krone
EUR	Euro

GBP	British Pound
JPY	Japanese Yen
SEK	Swedish Krona
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

30	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

Written Put Options Contracts as of June 30, 2020:

DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange-Traded	1	USD 310,029	USD 2,750.00	7/31/2020	(1,860)

Total Written Options Contracts (Premiums Received $3,980)

Abbreviations
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	31

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2020 (Unaudited)

JPMorgan Insurance Trust Global Allocation Portfolio
ASSETS:
Investments in non-affiliates, at value	$77,480,559
Investments in affiliates, at value	19,802,076
Investment of cash collateral received from securities loaned, at value (See Note 2.C.)	888,960
Options purchased, at value	384,925
Cash	275,986
Foreign currency, at value	194,631
Deposits at broker for futures contracts	108,000
Deposits at broker for securities sold short	413,623
Receivables:
Due from custodian	226,113
Investment securities sold	321,879
Portfolio shares sold	6,127
Interest and dividends from non-affiliates	215,235
Dividends from affiliates	1,475
Tax reclaims	48,508
Securities lending income (See Note 2.C.)	476
Variation margin on futures contracts	307,766
Unrealized appreciation on forward foreign currency exchange contracts	80,942

Total Assets	100,757,281

LIABILITIES:
Payables:
Securities sold short, at value	332,399
Dividend expense to non-affiliates on securities sold short	917
Investment securities purchased	732,664
Interest expense to non-affiliates on securities sold short	52
Collateral received on securities loaned (See Note 2.C.)	888,960
Portfolio shares redeemed	5,759
Unrealized depreciation on forward foreign currency exchange contracts	189,260
Outstanding options written, at fair value	1,860
Accrued liabilities:
Investment advisory fees	23,606
Distribution fees	11,161
Custodian and accounting fees	61,357
Other	62,051

Total Liabilities	2,310,046

Net Assets	$98,447,235

SEE NOTES TO FINANCIAL STATEMENTS.

32	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

JPMorgan Insurance Trust Global Allocation Portfolio
NET ASSETS:
Paid-in-Capital	$92,886,013
Total distributable earnings (loss)	5,561,222

Total Net Assets	$98,447,235

Net Assets:
Class 1	$43,353,421
Class 2	55,093,814

Total	$98,447,235

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class 1	2,630,586
Class 2	3,351,695

Net Asset Value, offering and redemption price per share (a):
Class 1	$16.48
Class 2	16.44

Cost of investments in non-affiliates	$70,009,337
Cost of investments in affiliates	18,353,904
Cost of options purchased	756,391
Cost of foreign currency	193,999
Investment securities on loan, at value (See Note 2.C.)	869,090
Cost of investment of cash collateral (See Note 2.C.)	888,960
Proceeds from securities sold short	335,275
Premiums received from options written	3,980

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	33

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2020 (Unaudited)

JPMorgan Insurance Trust Global Allocation Portfolio
INVESTMENT INCOME:
Interest income from non-affiliates	$379,741
Interest income from affiliates	50
Interest income from non-affiliates on securities sold short	561
Dividend income from non-affiliates	528,017
Dividend income from affiliates	233,105
Income from securities lending (net) (See Note 2.C.)	1,348
Foreign taxes withheld (net)	(26,853)

Total investment income	1,115,969

EXPENSES:
Investment advisory fees	257,028
Administration fees	35,050
Distribution fees — Class 2	66,730
Custodian and accounting fees	80,717
Interest expense to affiliates	169
Professional fees	52,643
Trustees’ and Chief Compliance Officer’s fees	12,186
Printing and mailing costs	8,391
Transfer agency fees — Class 1	225
Transfer agency fees — Class 2	5,963
Dividend expense to non-affiliates on securities sold short	4,909
Other	5,020

Total expenses	529,031

Less fees waived	(92,828)
Less expense reimbursements	(32,774)

Net expenses	403,429

Net investment income (loss)	712,540

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(1,580,902)
Investments in affiliates	(141,104)
Options purchased	(376,017)
Futures contracts	401,578
Securities sold short	(19,735)
Foreign currency transactions	(74,176)
Forward foreign currency exchange contracts	192,615

Net realized gain (loss)	(1,597,741)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(2,044,268)
Investments in affiliates	(310,895)
Options purchased	(478,602)
Futures contracts	11,149
Securities sold short	9,644
Foreign currency translations	(28,855)
Forward foreign currency exchange contracts	128,880
Options written	2,120

Change in net unrealized appreciation/depreciation	(2,710,827)

Net realized/unrealized gains (losses)	(4,308,568)

Change in net assets resulting from operations	$(3,596,028)

SEE NOTES TO FINANCIAL STATEMENTS.

34	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan Insurance Trust Global Allocation Portfolio
	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$712,540	$1,616,129
Net realized gain (loss)	(1,597,741)	1,181,021
Distributions of capital gains received from investment company affiliates	—	195
Change in net unrealized appreciation/depreciation	(2,710,827)	10,730,786

Change in net assets resulting from operations	(3,596,028)	13,528,131

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1	(1,225,964)	(809,646)
Class 2	(1,437,102)	(1,095,100)

Total distributions to shareholders	(2,663,066)	(1,904,746)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	5,605,798	8,281,858

NET ASSETS:
Change in net assets	(653,296)	19,905,243
Beginning of period	99,100,531	79,195,288

End of period	$98,447,235	$99,100,531

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$4,248,557	$8,715,992
Distributions reinvested	1,225,964	809,646
Cost of shares redeemed	(755,817)	(3,254,037)

Change in net assets resulting from Class 1 capital transactions	$4,718,704	$6,271,601

Class 2
Proceeds from shares issued	$4,561,824	$12,006,847
Distributions reinvested	1,437,102	1,095,100
Cost of shares redeemed	(5,111,832)	(11,091,690)

Change in net assets resulting from Class 2 capital transactions	$887,094	$2,010,257

Total change in net assets resulting from capital transactions	$5,605,798	$8,281,858

SHARE TRANSACTIONS:
Class 1
Issued	260,116	525,183
Reinvested	77,446	50,040
Redeemed	(47,787)	(197,551)

Change in Class 1 Shares	289,775	377,672

Class 2
Issued	288,932	721,402
Reinvested	91,013	67,850
Redeemed	(315,152)	(670,860)

Change in Class 2 Shares	64,793	118,392

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	35

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Insurance Trust Global Allocation Portfolio
Class 1
Six Months Ended June 30, 2020 (Unaudited)	$17.65	$0.14	$(0.82)	$(0.68)	$(0.33)	$(0.16)	$(0.49)
Year Ended December 31, 2019	15.47	0.33	2.24	2.57	(0.39)	—	(0.39)
Year Ended December 31, 2018	16.57	0.29	(1.29)	(1.00)	—	(0.10)	(0.10)
Year Ended December 31, 2017	14.89	0.29	2.25	2.54	(0.20)	(0.66)	(0.86)
Year Ended December 31, 2016	14.46	0.35	0.54	0.89	(0.46)	— (k)	(0.46)
Year Ended December 31, 2015	14.93	0.30	(0.46)	(0.16)	(0.23)	(0.08)	(0.31)

Class 2
Six Months Ended June 30, 2020 (Unaudited)	17.58	0.12	(0.81)	(0.69)	(0.29)	(0.16)	(0.45)
Year Ended December 31, 2019	15.41	0.29	2.23	2.52	(0.35)	—	(0.35)
Year Ended December 31, 2018	16.55	0.25	(1.29)	(1.04)	—	(0.10)	(0.10)
Year Ended December 31, 2017	14.87	0.26	2.24	2.50	(0.16)	(0.66)	(0.82)
Year Ended December 31, 2016	14.45	0.30	0.54	0.84	(0.42)	— (k)	(0.42)
Year Ended December 31, 2015	14.93	0.22	(0.42)	(0.20)	(0.20)	(0.08)	(0.28)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Total returns do not include charges that will be imposed by variable insurance contracts or by Eligible Plans. If these charges were reflected, returns would be lower than those shown.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Does not include expenses of Underlying Funds.
(i)

Commencing on December 31, 2016, the Portfolio presents portfolio turnover in two ways, one including securities sold short and the other excluding securities sold short. For periods prior to December 31, 2016, the Portfolio did not transact in securities sold short.

(j)

The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend and interest expense for securities sold short) for Class 1 are 0.71% and 0.97% for the six months ended June 30, 2020, 0.77% and 1.03% for the year ended December 31, 2019, 0.77% and 1.10% for the year ended December 31, 2018 and 0.76% and 1.11% for the year ended December 31, 2017; for Class 2 are 0.96% and 1.24% for the six months ended June 30, 2020, 1.02% and 1.28% for the year ended December 31, 2019, 1.02% and 1.34% for the year ended December 31, 2018 and 1.01% and 1.32% for the year ended December 31, 2017, respectively.

(k)	Amount rounds to less than $0.005.
(l)	Dividend expense on securities sold short is less than 0.005%.
(m)	Certain non-recurring expenses incurred by the Portfolio were not annualized for the period indicated.

SEE NOTES TO FINANCIAL STATEMENTS.

36	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (d)(e)(f)	Net assets, end of period	Net expenses (including dividend expense for securities sold short) (g)(h)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (including dividend expense for securities sold short) (h)		Portfolio turnover rate (excluding securities sold short) (d)(i)	Portfolio turnover rate (including securities sold short) (d)(i)

$16.48	(3.76)%	$43,353,421	0.72	%(j)	1.67%		0.98	%(j)	71%	77%
17.65	16.87	41,311,047	0.79	(j)	1.99		1.05	(j)	98	116
15.47	(6.06)	30,366,130	0.81	(j)	1.79		1.14	(j)	110	141
16.57	17.11	14,307,557	0.79	(j)	1.76		1.14	(j)	80	92
14.89	6.13	4,664,040	0.77	(l)	2.34		1.20	(l)	60	61
14.46	(1.06)	489,826	0.77	(m)	2.00	(m)	1.18	(m)	50	—

16.44	(3.84)	55,093,814	0.97	(j)	1.42		1.25	(j)	71	77
17.58	16.58	57,789,484	1.04	(j)	1.73		1.30	(j)	98	116
15.41	(6.31)	48,829,158	1.06	(j)	1.52		1.38	(j)	110	141
16.55	16.85	48,470,263	1.04	(j)	1.59		1.35	(j)	80	92
14.87	5.84	49,869,415	1.02	(l)	2.04		1.45	(l)	60	61
14.45	(1.32)	32,065,138	1.03	(m)	1.48	(m)	1.58	(m)	50	—

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	37

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversification Classification
JPMorgan Insurance Trust Global Allocation Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek to maximize long-term total return.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency fees and distribution fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Portfolio’s valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.

A market-based approach is primarily used to value the Portfolio’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Portfolio are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with foreign equity reference obligations are valued by applying international fair value factors provided by an approved Pricing Service. The factors seek to adjust the local closing price for movements of local markets post- closing, but prior to the time the NAVs are calculated.

38	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts and options are generally valued on the basis of available market quotations. Forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by the Portfolio at June 30, 2020.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities
United States	$—	$1,608,911	$756,255	$2,365,166
Collateralized Mortgage Obligations
United States	—	2,808,324	854,063	3,662,387
Commercial Mortgage-Backed Securities
United States	—	1,222,445	842,524	2,064,969
Common Stocks
Australia	3,532	1,023,099	—	1,026,631
Austria	—	117,073	—	117,073
Belgium	—	129,338	—	129,338
Canada	619,320	—	—	619,320
China	394,483	534,439	—	928,922
Denmark	95,437	607,522	—	702,959
Finland	—	193,077	—	193,077
France	—	2,470,794	—	2,470,794
Germany	—	2,175,664	—	2,175,664
Hong Kong	2,374	478,578	8,395	489,347
India	242,575	—	—	242,575
Indonesia	—	122,849	—	122,849
Ireland	20,963	111,977	—	132,940
Italy	—	241,478	—	241,478
Japan	—	3,119,179	—	3,119,179
Macau	—	22,985	—	22,985
Netherlands	315,456	1,027,485	—	1,342,941
New Zealand	—	12,185	—	12,185
Norway	—	31,333	—	31,333
Peru	59,884	—	—	59,884
Portugal	—	5,719	—	5,719
Singapore	—	82,806	—	82,806
South Korea	—	307,749	—	307,749
Spain	—	450,968	—	450,968
Sweden	—	578,497	—	578,497
Switzerland	—	2,075,600	—	2,075,600
Taiwan	399,888	—	—	399,888
United Kingdom	216,881	2,857,690	—	3,074,571
United States	21,231,816	143,549	—	21,375,365

Total Common Stocks	23,602,609	18,921,633	8,395	42,532,637

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	39

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (Unaudited) (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Corporate Bonds	$—	$15,173,749	$—		$15,173,749
Foreign Government Securities	—	6,966,419	—		6,966,419
Investment Companies	15,768,505	—	—		15,768,505
Options Purchased	384,925	—	—		384,925
Rights
United States	36	—	—	(a)	36
Supranational	—	141,498	—		141,498
U.S. Treasury Obligations	—	2,223,825	—		2,223,825
Short-Term Investments
Foreign Government Treasury Bills	—	2,289,891	—		2,289,891
Investment Companies	4,033,571	—	—		4,033,571
Investment of cash collateral from securities loaned	888,960	—	—		888,960
U.S. Treasury Obligations	—	59,982	—		59,982

Total Short-Term Investments	4,922,531	2,349,873	—		7,272,404

Total Investments in Securities	$44,678,606	$51,416,677	$2,461,237		$98,556,520

Liabilities
Common Stocks	$(332,399)	$—	$—		$(332,399)

Total Liabilities in Securities Sold Short	$(332,399)	$—	$—		$(332,399)

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$80,942	$—		$80,942
Futures Contracts	387,002	14,213	—		401,215

Total Appreciation in Other Financial Instruments	$387,002	$95,155	$—		$482,157

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(189,260)	$—		$(189,260)
Futures Contracts	(107,906)	(341)	—		(108,247)
Options Written
Put Options Written	(1,860)	—	—		(1,860)

Total Depreciation in Other Financial Instruments	$(109,766)	$(189,601)	$—		$(299,367)

(a)	Value is zero.

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value:

	Balance as of December 31, 2019		Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2020
Investments in Securities:
Asset-Backed Securities — United States	$1,406,395		$(10,188)	$(18,458)	$1,072	$—	$(585,664)	$164,996	$(201,898)	$756,255
Collateralized Mortgage Obligations — United States	1,105,987		(3,340)	(51,344)	1	—	(197,241)	—	—	854,063
Commercial Mortgage-Backed Securities —United States	1,980,375		(211,211)	(117,091)	772	100,000	(930,717)	20,396	—	842,524
Common Stocks — Hong Kong	—		—	1,729	—	—	—	6,666	—	8,395
Rights — United States	—	(a)	—	—	—	—	—	—	—	—	(a)

Total	$4,492,757		$(224,739)	$(185,164)	$1,845	$100,000	$(1,713,622)	$192,058	$(201,898)	$2,461,237

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Value is zero.

40	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

The changes in net unrealized appreciation (depreciation) attributable to securities owned at June 30, 2020, which were valued using significant unobservable inputs (level 3) amounted to $(137,374). This amount is included in Change in net unrealized appreciation/depreciation of investments in non-affiliates on the Statement of Operations.

There were no significant transfers into or out of level 3 for the six months ended June 30, 2020.

Quantitative Information about Level 3 Fair Value Measurements #

	Fair Value at June 30, 2020		Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$756,255		Discounted Cash Flow	Constant Prepayment Rate	0.00% - 20.00% (7.30%)
				Constant Default Rate	0.000% - 4.00% (2.60%)
				Yield (Discount Rate of Cash Flows)	0.59% - 13.67% (3.17%)

Asset-Backed Securities	756,255

	842,524		Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	2.28% - 199.00% (13.22%)

Commercial Mortgage-Backed Securities	842,524

	854,063		Discounted Cash Flow	Constant Prepayment Rate	10.54% - 30.00% (22.33%)
				Constant Default Rate	0.00% - 1.43% (0.11%)
				Yield (Discount Rate of Cash Flows)	1.66% - 5.09% (4.41%)

Collateralized Mortgage Obligations	854,063

	—	(b)	Pending Distribution Amount	Expected Recovery	0.00% (0.00%)

Rights	—	(b)

Total	$2,452,842

#

The table above does not include certain level 3 investments that are valued by brokers and pricing services. At June 30, 2020, the value of these investments was $8,395. The inputs for these investments are not readily available or cannot be reasonably estimated and generally are those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.
(b)	Value is zero.

The significant unobservable inputs used in the fair value measurement of the Portfolio’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

B. Restricted Securities — Certain securities held by the Portfolio may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Portfolio.

As of June 30, 2020, the Portfolio had no investments in restricted securities other than securities sold to the Portfolio under Rule 144A or Regulation S under the Securities Act.

C. Securities Lending — The Portfolio is authorized to engage in securities lending in order to generate additional income. The Portfolio is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Portfolio, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund. The Portfolio retains loan fees and the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Portfolio). Upon termination of a loan, the Portfolio is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Portfolio or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	41

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (Unaudited) (continued)

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of collateral investments are disclosed on the SOI.

The Portfolio bears the risk of loss associated with the collateral investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

The following table presents the Portfolio’s value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Portfolio as of June 30, 2020.

Investment Securities on Loan, at value, Presented on the Statement of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
$869,090	$(869,090)	$—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Portfolio to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.15% to 0.06%. For the six months ended June 30, 2020, JPMIM waived fees associated with the Portfolio’s investment in JPMorgan U.S. Government Money Market Fund as follows:

$127

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statement of Operations as Income from securities lending (net).

D. Investment Transactions with Affiliates — The Portfolio invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with the Portfolio may be considered an affiliate. For the purposes of the financial statements, the Portfolio assumes the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below.

	For the six months ended June 30, 2020
Security Description	Value at December 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income	Capital Gain Distributions
JPMorgan Corporate Bond Fund Class R6 Shares (a)	$—	$10,446,179	$10,700,525	$254,346	$—	$—	—	$—	$—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	6,639,362	890,000	—	—	(66,354)	7,463,008	235,278	—	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	1,961,738	22,075	1,682,415	(308,238)	6,840	—	—	22,074	—
JPMorgan High Yield Fund Class R6 Shares (a)	9,768,901	6,048,430	7,170,512	(87,219)	(254,103)	8,305,497	1,256,505	171,582	—

42	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

	For the six months ended June 30, 2020
Security Description	Value at December 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.40% (a) (b)	$7,420,105	$35,953,084	$39,342,347	$7	$2,722	$4,033,571	4,029,944	$39,449		$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a) (b)	22,900	4,916,305	4,050,245	—	—	888,960	888,960	663	*	—

Total	$25,813,006	$58,276,073	$62,946,044	$(141,104)	$(310,895)	$20,691,036		$233,768		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2020.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

E. Foreign Currency Translation — The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Portfolio does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

F. Derivatives — The Portfolio used derivative instruments including futures, forward foreign currency exchange contracts and options, in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Portfolio can invest, to hedge portfolio investments or to generate income or gain to the Portfolio. Derivatives may also be used for risk management purposes and to seek to enhance portfolio performance.

The Portfolio may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the potential lack of a liquid market for these contracts allowing the Portfolio to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Portfolio’s risk of loss associated with these instruments may exceed their value, as recorded on the Statement of Assets and Liabilities.

The Portfolio is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Portfolio’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Portfolio in the event the Portfolio’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Portfolio to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Portfolio often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Portfolio. The ISDA agreements give the Portfolio and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable against collateral posted to a segregated account by one party for the benefit of the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts additional collateral for mark to market gains to the Portfolio.

Notes F(1) — F(3) below describe the various derivatives used by the Portfolio.

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	43

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (Unaudited) (continued)

(1). Options — The Portfolio may purchase and/or sell (“write”) put and call options on various instruments including futures, securities, currencies and swaps (“swaptions”) to manage and hedge interest rate risks within the Portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Portfolio for options purchased are included on the Statement of Assets and Liabilities as Options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statement of Operations. If the option is allowed to expire, the Portfolio will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or will offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

The Portfolio’s exchange-traded options contracts are not subject to master netting agreements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions). The Portfolio’s over the counter (“OTC”) options are subject to master netting arrangements. The Portfolio may be required to post or receive collateral for over-the-counter options. Cash collateral posted by the Portfolio is considered restricted.

(2). Futures Contracts — The Portfolio used treasury, index or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to the stock and bond markets.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Portfolio to equity price and interest rate risks. The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Portfolio’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(3). Forward Foreign Currency Exchange Contracts — The Portfolio is exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Portfolio also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of the foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Portfolio also records a realized gain or loss, upon settlement, when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty.

The Portfolio’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions). The Portfolio may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

44	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

(4). Summary of Derivatives Information — The following table presents the value of derivatives held as of June 30, 2020, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities:

Derivative Contracts	Statement of Assets and Liabilities Location
Gross Assets:		Options	Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$384,925	$367,365	$—	$752,290
Foreign exchange contracts	Receivables, Net Assets — Unrealized Appreciation	—	—	80,942	80,942
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	—	33,850	—	33,850

Total		$384,925	$401,215	$80,942	$867,082

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(1,860)	$(14,122)	$—	$(15,982)
Foreign exchange contracts	Payables, Net Assets — Unrealized Depreciation	—	(63,399)	(189,260)	(252,659)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	—	(30,726)	—	(30,726)

Total		$(1,860)	$(108,247)	$(189,260)	$(299,367)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable from/to brokers.

The following tables present the effect of derivatives on the Statement of Operations for the six months ended June 30, 2020 by primary underlying risk exposure:

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statement of Operations
Derivative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$(376,017)	$(167,613)	$—	$(543,630)
Foreign exchange contracts	—	(52,937)	192,615	139,678
Interest rate contracts	—	622,128	—	622,128

Total	$(376,017)	$401,578	$192,615	$218,176

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statement of Operations
Derivative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$(476,482)	$56,450	$—	$(420,032)
Foreign exchange contracts	—	(92,356)	128,880	36,524
Interest rate contracts	—	47,055	—	47,055

Total	$(476,482)	$11,149	$128,880	$(336,453)

The Portfolio’s derivatives contracts held at June 30, 2020 are not accounted for as hedging instruments under GAAP.

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	45

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (Unaudited) (continued)

Derivatives Volume

The tables below disclose the volume of the Portfolio’s futures contracts, forward foreign currency exchange contracts and options activity during the six months ended June 30, 2020 Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

Futures Contracts — Equity:
Average Notional Balance Long	$14,156,529
Average Notional Balance Short	2,959,135	(a)
Ending Notional Balance Long	18,548,703

Futures Contracts — Foreign Exchange:
Average Notional Balance Long	8,311,456
Ending Notional Balance Long	10,477,463

Futures Contracts — Interest Rate:
Average Notional Balance Long	13,058,696
Average Notional Balance Short	5,883,887
Ending Notional Balance Long	11,313,281
Ending Notional Balance Short	9,330,371

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	5,123,893
Average Settlement Value Sold	19,220,212
Ending Settlement Value Purchased	10,289,214
Ending Settlement Value Sold	20,588,738

Exchange-Traded Options:
Average Number of Contracts Purchased	731
Average Number of Contracts Written	1	(b)
Ending Number of Contracts Purchased	49
Ending Number of Contracts Written	1

(a)	For the period January 1, 2020 through May 31, 2020.
(b)	For the period June 1, 2020 through June 30, 2020.

G. Short Sales — The Portfolio engaged in short sales as part of its normal investment activities. In a short sale, the Portfolio sells securities it does not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Portfolio borrows securities from a broker. To close out a short position, the Portfolio delivers the same securities to the broker.

The Portfolio is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as Deposits at broker for securities sold short, while cash collateral deposited at the Portfolio’s custodian for the benefit of the broker is recorded as Restricted cash for securities sold short on the Statement of Assets and Liabilities. Securities segregated as collateral are denoted on the SOI. The Portfolio may receive or pay the net of the following amounts:(i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net amounts of income or fees are included as interest income or interest expense on securities sold short on the Statement of Operations.

The Portfolio is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statement of Operations as Dividend expense on securities sold short. Liabilities for securities sold short are reported at market value on the Statement of Assets and Liabilities and the change in market value is recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Portfolio is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Portfolio will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will record a realized gain if the price of the borrowed security declines between those dates.

As of June 30, 2020, the Portfolio had outstanding short sales as listed on the SOI.

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, and distributions of net investment income and realized capital gains from the Underlying Funds, if any, are recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

46	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

I. Allocation of Income and Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the applicable portfolios. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

The Portfolio invested in Underlying Funds and, as a result, bear a portion of the expenses incurred by these Underlying Funds. These expenses are not reflected in the expenses shown on the Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds are waived as described in Note 3.E.

J. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of June 30, 2020, no liability for Federal income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

K. Foreign Taxes — The Portfolio may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests. When a capital gain tax is determined to apply, the Portfolio records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

L. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of the Portfolio and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.55%. Prior to September 1, 2019, the investment advisory fee was accrued daily and paid monthly at an annual rate of 0.60% of the Portfolio’s average daily net assets.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Portfolio’s average daily net assets, plus 0.050% of the Portfolio’s average daily net assets between $10 billion and $20 billion, plus 0.025% of the Portfolio’s average daily net assets between $20 billion and $25 billion, plus 0.01% of the Portfolio’s average daily net assets in excess of $25 billion. For the six months ended June 30, 2020, the effective annualized rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.E.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s principal underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio pursuant to Rule 12b-1 under the 1940 Act. The Class 1 Shares of the Portfolio do not charge a distribution fee. The Distribution Plan provides that the Portfolio shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For performing these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	47

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (Unaudited) (continued)

E. Waivers and Reimbursements — The Adviser (for all share classes), Administrator (for all share classes) and/or JPMDS (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses of the Portfolio (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.78%	1.03%

The expense limitation agreement was in effect for the six months ended June 30, 2020 and is in place until at least April 30, 2021.

For the six months ended June 30, 2020, the Portfolio’s service providers waived fees and/or reimbursed expenses for the Portfolio as follows. None of these parties expect the Portfolio to repay any such waived fees in future years.

Contractual Waivers
Investment Advisory Fees	Administration Fees	Total	Contractual Reimbursements
$6,853	$35,050	$41,903	$32,774

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expects the Portfolio to repay any such waived fees and reimbursed expenses in future years.

The amount of waivers resulting from investments in these money market funds for the six months ended June 30, 2020 was $7,117.

The Underlying Funds may impose separate advisory fees. The Adviser has agreed to voluntarily waive the Portfolio’s investment advisory fees in the weighted average pro-rata amount of the advisory fees charged by the affiliated Underlying Funds. During the six months ended June 30, 2020, the Adviser waived $43,808. These waivers may be in addition to any waivers required to meet the Portfolio’s contractual expense limitations, but will not exceed the Portfolio’s advisory fee.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Portfolio pursuant to Rule 38a-1 under the 1940 Act. The Portfolio, along with affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2020, the Portfolio purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2020, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government	Securities Sold Short	Covers on Securities Sold Short
$64,523,658	$55,886,199	$1,769,554	$2,310,841	$5,165,310	$5,041,499

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2020 were as follows:

Aggregate Cost*	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$89,669,337	$11,364,214	$2,626,640	$8,737,574

*	The tax cost includes the proceeds from short sales which may result in a net negative cost.

48	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

As of December 31, 2019, the Portfolio did not have any net capital loss carryforwards.

6. Borrowings

The Portfolio relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Portfolio to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to the Trust and may be relied upon by the Portfolio because the Portfolio and the series of the Trust are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Portfolio had no borrowings outstanding from another fund during the six months ended June 30, 2020.

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 2, 2020.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended June 30, 2020.

The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing portfolio must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a portfolio does not comply with the aforementioned requirements, the portfolio must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing portfolio at a rate of interest equal to 1.00%, which has increased to 1.25% pursuant to the amendment referenced below, plus the greater of the federal funds effective rate or one month London InterBank Offered Rate (“LIBOR”). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating portfolios pro rata based on their respective net assets. Effective August 11, 2020, this agreement has been amended and restated for a term of 364 days, unless extended, and to include the change to the interest rate charged for borrowing from the Credit Facility to 1.25%, as noted above, and an upfront fee of 0.075% of the Credit Facility to be charged and paid by all participating funds of the Credit Facility.

The Portfolio did not utilize the Credit Facility during the six months ended June 30, 2020.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Portfolio. However, based on experience, the Portfolio expects the risk of loss to be remote.

As of June 30, 2020, the Portfolio had four individual shareholder and/or non-affiliated omnibus accounts, which owned 90.8% of the Portfolio’s outstanding shares.

Significant shareholder transactions by these shareholders may impact the Portfolio’s performance and liquidity.

The Portfolio is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Portfolio is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Portfolio invests in floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The Portfolio may face a heightened level of interest rate risk due to certain changes in monetary policy. During periods when interest rates are low or there are negative interest rates, the Portfolio’s yield (and total return) also may be low or the Portfolio may be unable to maintain positive returns. The ability of the issuers of debt to meet their obligations may be affected by economic and political developments in a specific industry or region. The value of a Portfolio’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality.

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	49

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (Unaudited) (continued)

The Portfolio is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Portfolio such as option contracts and forward foreign currency exchange contracts.

Investing in securities of foreign countries may include certain risks and considerations not typically associated with investing in U.S. securities. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and currencies, and future and adverse political, social and economic developments.

As of June 30, 2020, a portion of the Portfolio’s investments consist of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

Derivatives, including futures, options and forwards, may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Portfolio’s original investment. Many derivatives create leverage thereby causing the Portfolio to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Portfolio to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Portfolio to sell or otherwise close a derivatives position could expose the Portfolio to losses. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Portfolio does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio to risks of mispricing or improper valuation.

Because of the Portfolio’s investments in the Underlying Funds, the Portfolio indirectly pays a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Portfolio may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Portfolio is also subject to certain risks related to the Underlying Funds’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures contracts, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

As of June 30, 2020, the Portfolio pledged a portion of its assets for securities sold short to Citigroup Global Markets, Inc. Deposits at broker for securities sold short, as noted on the Statement of Assets and Liabilities are held at Citigroup Global Markets, Inc.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of the Portfolio’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of the Portfolio and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Portfolio is subject to infectious disease epidemics/pandemics risk. Recently, the worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Portfolio’s investments, increase the Portfolio’s volatility, exacerbate other pre-existing political, social and economic risks to the Portfolio and negatively impact broad segments of businesses and populations. The Portfolio’s operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that could also have a significant negative impact on the Portfolio’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

50	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2020, and continued to hold your shares at the end of the reporting period, June 30, 2020.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Insurance Trust Global Allocation Portfolio
Class 1
Actual	$1,000.00	$962.40	$3.51	0.72%
Hypothetical	1,000.00	1,021.28	3.62	0.72
Class 2
Actual	1,000.00	961.60	4.73	0.97
Hypothetical	1,000.00	1,020.04	4.87	0.97

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 ( to reflect the one-half year period).

JUNE 30, 2020	JPMORGAN INSURANCE TRUST	51

LIQUIDITY RISK MANAGEMENT PROGRAM

(Unaudited)

The Portfolio has adopted the J.P. Morgan Funds Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the 1940 Act (the “Liquidity Rule”). The Program seeks to assess, manage and review the Portfolio’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a portfolio could not meet requests to redeem shares issued by the portfolio without significant dilution of remaining investors’ interests in the portfolio. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquidity Investment Minimum (“HLIM”) established for a J.P. Morgan Fund and any material changes to the Program.

The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). On February 11, 2020, the Board of Trustees reviewed the Program Administrator’s initial written report (the “Report”) concerning the operation of the Program for the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a J.P. Morgan Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.

The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Portfolio. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review the Portfolio’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying the Portfolio’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) whether the Portfolio invested primarily in “Highly Liquid Investments” (as defined under the Liquidity Rule), whether an HLIM should be established for the Portfolio (and, for J.P. Morgan Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether the Portfolio has invested below its HLIM) and the procedures for monitoring for this limit; (4) whether the Portfolio invested more than 15% of its assets in “Illiquid Investments” (as defined under the Liquidity Rule) and the procedures for monitoring for this limit; and (5) specific liquidity events arising during the Program Reporting Period, including the impact on Portfolio liquidity caused by extended non-U.S. market closures.

Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage the Portfolio’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to the Portfolio during the Program Reporting Period.

52	JPMORGAN INSURANCE TRUST	JUNE 30, 2020

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Portfolio’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The Portfolio’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2020. All rights reserved. June 2020.	SAN-JPMITGAP-620

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6. INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b)	A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Insurance Trust

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
August 21, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
August 21, 2020

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
August 21, 2020